                 [LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]







                            [ARTWORK APPEARS HERE]







December 31, 1997
SEMI-ANNUAL REPORT

Table of Contents
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   4
Portfolio Performance Discussion............................................   6
Statements of Assets and Liabilities........................................  34
Statements of Operations....................................................  39
Statements of Changes in Net Assets.........................................  44
Schedules of Portfolio Investments..........................................  49
Notes to Financial Statements............................................... 110
Financial Highlights........................................................ 126

Message From Your Chairman
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

Dear Shareholders:

While the markets experienced a few rocky moments during the six months ended December 31, 1997, the period overall was a good one for investors in general and for investors in the Parkstone Mutual Funds more specifically. Though stocks took a dive in August, and then a breathtaking plunge in October, they snapped back smartly from each within a matter of weeks. The bond markets, too, gained ground as interest rates declined throughout the period--and as the stock market grew more volatile, investors sought safety. Despite this tumultuous environment, we are pleased to report that most of the Parkstone Funds held their ground.

Moreover, investors' enthusiasm for stocks and bonds remained high. While not at the breathtaking levels seen in 1996, money continued to stream into mutual funds over the course of the period--and we're pleased to report that many of these investors placed their confidence in the Parkstone Funds.

A TIME FOR CAUTION . . . AND OPTIMISM

Very simply, the past several years have been very good ones for stock investors. But, much as we've said and expected for quite some time, the markets have grown more volatile in recent weeks. As it has historically, the law of gravity has begun to prevail. This, coupled with the crisis in Asia, has created a very unpredictable environment. As a result, stocks have taken some tumbles of late. In addition, they may take a few more in the months ahead, before the situation sorts itself out and we see where different economies around the world are headed.

Nevertheless, there is one thing we can be certain of: those who attempt to second-guess the direction of the markets have seldom been as successful as those who take a systematic, disciplined and long-term approach to investing. That's why a long-term perspective is now more important then ever, yet more difficult to maintain as the media headlines events in the financial markets every night.

Nonetheless, now is a time to hold, not fold. In short, whatever happens in Asia, we believe the U.S. financial markets are the strongest in the world--and the best positioned to weather a storm. Historically, investors with the fortitude to withstand the swings in price that such storms often bring have been rewarded. And this may be the case this time as the fundamentals of our economy are solid, and long-term prospects for U.S. corporations are bright.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

IN CLOSING

In the pages that follow, you will find a detailed discussion of the performance of each of the Parkstone Mutual Funds during the six months ended December 31, 1997. You will also find a letter from our Investment Adviser, which includes an economic outlook for the coming months. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and serving your needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-355-4555.

Sincerely,

/s/ John B. Rapp

John B. Rapp
Chairman
The Parkstone Mutual Funds

THE PARKSTONE MUTUAL FUNDS(R) ARE NOT FDIC INSURED AND ARE NOT OBLIGATIONS OF, ENDORSED OR GUARANTEED BY, ANY BANK OR ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     ---------------------------------------------------------------
      NOTICE TO SHAREHOLDERS
      PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:

                               . YOUR PRINCIPAL IS AT RISK.

                               . NOT AN OBLIGATION OF ANY BANK.

                               . NO FDIC COVERAGE.
     ---------------------------------------------------------------

Message From Your Investment Adviser
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

Dear Shareholders:

Historically, there is nothing the financial markets have hated quite as much as uncertainty--and as we begin the New Year, there is certainly plenty to go around. Worries about the impact of the turmoil in Asia, and about the direction of U.S. interest rates and inflation, dominate the headlines. New rumors about corporate profits surface hourly, and experts speculate as to how long the investor psychology that fueled the spectacular growth of the mutual fund industry--and, in turn, the stock market--can last.

The truth is, no matter how long each of these subjects is dissected or debated, no one can foresee the future. It is clear, however, that in three of the five world economic regions, economic growth is likely to remain at last year's level or to expand more slowly than in 1997. Demand from these regions, in particular Asia, have underpinned U.S. export growth over the past several years. Therefore, our economy--already slowing--may slow further, but just how much or for how long is impossible to predict precisely.

THE ASIAN FLU

Much of the uncertainty now, of course, is due to the situation in Asia. After almost a decade of explosive growth, there is now substantially more production capacity than there is worldwide demand for many products produced in Asia. Due to the shaky state of financial institutions in the region, local consumers find it difficult, if not impossible, to get credit, as do local businesses that need credit to finance their operations. Galloping to the rescue, the International Monetary Fund has presented a series of plans designed to stabilize the stricken economies. Within the region, however, the preferred solution seems to be to increase exports to the United States--where benevolent American consumers will save Asia with their purchases.

However, U.S. consumers are unlikely to desire anything near the quantity of goods likely to be forthcoming. Moreover, because their Asian trading partners have less need for industrial inputs and their foreign consumers are no longer in the position to purchase their products, U.S. corporations are likely to find their own exports slowing, and, in some cases, even declining. Corporate profits, of course, will be impacted--but keep in mind that over 50% of the U.S. economy is service oriented. Many of the services provided by individuals are unaffected by overseas pricing.

Nonetheless, events in Asia will have an impact this year and perhaps for the next several years. This year, we believe our economy will grow at a rate of 2.5%, with corporate profits increasing about 6% or so. Both numbers are smaller than those we have seen in the past several years--but we believe they will still be increasing.

WHAT ABOUT THE MARKETS?

In recent weeks, U.S. interest rates have declined more than most experts in the marketplace anticipated--and many pundits are projecting long-term rates may go as low as 5%. While this has sparked more enthusiasm for bonds than we have seen in several years, rates significantly below 5.5% are unlikely to be sustained over the course of the year. At this point, however, the interest rate decline has been critical to the stock market, where earnings estimates are being reduced. Why? Because the interest rate declines help maintain the current price/earnings ratio in the stock market, or increase it slightly, which offsets any earnings decline.

This does not make for a buoyant stock market, but on the other hand, it forestalls another serious correction. Moreover, it could provide a foundation for further gains if there is positive economic news--particularly in the first half of the year. Much, however, will depend on market psychology, which was extremely favorable until the Asian mania reached its current level. Sentiment now appears to be moving to a more neutral position--and could become negative, depending on the severity of the effects the Asian Flu has on the U.S. economy.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

IN ADDITION, THERE ARE A FEW WILD CARDS

Finally, based on the events of the past year, the Fed is now likely to consider easing rather than increasing interest rates, which would help if the environment grows less favorable. Also, we cannot lose sight of the fact that 1998 is a year of congressional elections. Typically, in an off-year election, the opposition--in this case, the Republicans--will pick up additional seats in Congress. We expect these elections to have little impact, but months of heated rhetoric about spending lie ahead of us. Moreover, in politics, just like in the financial markets, things can change in the wink of an eye.

Sincerely,

/s/ Richard A. Wolf

Richard A. Wolf, CFA
President and Chief Investment Officer
First of America Investment Corporation

Portfolio Performance Discussion
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                          SMALL CAPITALIZATION FUND+

Ironically, the six months ended December 31, 1997, were the best of times and the worst of times for growth-oriented small-cap companies and their investors. A strong economy, benign inflation and declining interest rates created an environment where many saw their earnings and revenues soar. Yet, investors concerned with events overseas and the direction of interest rates continued to overlook and undervalue small-capitalization companies in favor of large-caps. Consequently, stock prices in the sector remained stable or even declined.

Nevertheless, some of our holdings made progress that was simply too astonishing to ignore--and therefore, their stock prices did rise dramatically. Pacific Gateway (2.0% of the portfolio's assets), an international telephone company, climbed 90% over the six months. Despite bright spots like this, however, the period overall was a discouraging one for growth-oriented small-cap investors. For the six months ended December 31, 1997, the Fund produced a total return of -2.17% (Investor A Shares).*

THE SPOTLIGHT WILL SHIFT
Despite current market sentiment, we remain very optimistic about the prospects of growth-oriented small-cap stocks in general, and for our holdings in particular. Out-of-favor now for more than two years, many of these companies are growing at a rate three times faster than the market overall. Regarding our holdings specifically, we anticipate that, on average, the companies held have the potential to show a 40% gain in earnings in 1998 over 1997. Inevitably, market sentiment could change--and when it does, we believe the Fund is very well positioned to participate in the sector's comeback.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Dura Pharmaceuticals, Inc. (3.9%), Sanmina Corp. (3.6%), Rexall Sundown, Inc. (2.8%), Veritas Software Corp. (2.6%) and Visio Corp. (2.6%).**
-------
+ Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
* The total return, with the maximum 4.50% sales charge, was - 6.58% for the period.
** The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*     -10.52%      14.59%     17.60%
------------------------------------------------
Institutional    -5.97%      15.91%     18.33%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                           SMALL CAPITALIZATION FUND

                          Value of $10,000 Investment

Date            Investor A*     Institutional       Russell 2000

10/88              9,551            10,000             10,000
6/89              11,136            11,660             11,512
6/90              14,285            14,957             11,862
6/91              13,320            13,946             12,008
6/92              15,045            15,752             13,753
6/93              21,931            22,962             17,324
6/94              21,811            22,927             18,086
6/95              31,599            33,318             21,716
6/96              47,378            49,987             26,913
6/97              45,231            47,791             31,308
12/97             44,249            46,854             34,761

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**    -11.24%              14.55%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor B**          Russell 2000

2/94              10,000                 10,000
6/94               8,382                  9,071
6/95              12,155                 10,892
6/96              18,390                 13,498
6/97              17,431                 15,701
12/97             17,006                 17,433


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***    -6.84%      15.22%     17.95%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor C***         Russell 2000

10/88             10,000                 10,000
6/89              11,560                 11,512
6/90              14,957                 11,862
6/91              13,946                 12,008
6/92              15,752                 13,753
6/93              22,962                 17,324
6/94              22,927                 18,086
6/95              33,100                 21,716
6/96              49,092                 26,913
6/97              46,598                 31,308
12/97             45,483                 34,761


The Fund's performance is being compared to the Russell 2000 Stock Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                            MID CAPITALIZATION FUND

Turmoil in Asia and declining interest rates created an atmosphere of uncertainty in the equity markets during the six months ended December 31, 1997. Given the volatile environment, investors sought liquidity, and, therefore, preferred the largest and best-known names. The vast majority of mid-cap and small-cap stocks--no matter how strong their fundamentals and lack of international exposure--were simply left standing on the sidelines. In addition, what little interest there was in the sectors favored value stocks over growth.

As the year ended, however, the quality of some of the Fund's holdings attracted attention. In the fourth quarter alone, Chancellor Media (2.40% of the portfolio's assets) rose 42%, and Paychex (2.66%) gained 29%. Despite this, performance was somewhat disappointing, due to the lackluster environment for mid-cap and small-cap growth stocks. For the six months ended December 31, 1997, the Fund posted a total return of 9.04% (Investor A Shares).*

OVERLOOKED AND UNDERVALUED
Clearly, events have trended in favor of larger capitalization stocks over the past year. First, as the stock market continued to rocket upwards, investors sought safety. Then, as events in Asia unfolded, liquidity concerns dominated. Therefore, despite the fact that many smaller and mid-capitalization companies have little or no international exposure, they have been overlooked for more than a year. In that time, many have experienced astonishing growth--and yet their stock prices have remained stable or fallen.

Consequently, many truly outstanding opportunities abound--particularly in healthcare, consumer stocks and selected areas of technology. Long term, their growth prospects are very, very strong. At some point, the sheer strength of these companies' fundamentals will draw investor interest again. Therefore, we are making every effort to capitalize on the bargains available--and we are very optimistic about the Fund's long-term prospects.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Service Corp. International (3.3%), Peoplesoft (3.2%), Cardinal Health (2.7%), Health Management Associates (2.6%) and Paychex, Inc. (2.6%).**
-------
* The total return, with the maximum 4.50% sales charge, was 4.14% for the period.
** The portfolio's composition is subject to change.

The Parkstone Group of Funds                                   December 31, 1997

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*       6.60%      11.81%     14.15%
------------------------------------------------
Institutional    11.70%      12.92%     14.76%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                            MID CAPITALIZATION FUND

                          Value of $10,000 Investment

Date            Investor A*     Institutional         S&P 400

10/88              9,551            10,000             10,000
6/89              11,159            11,683             12,293
6/90              13,305            13,930             14,190
6/91              13,245            13,867             16,012
6/92              15,255            15,972             18,982
6/93              18,524            19,381             23,290
6/94              18,048            18,909             23,281
6/95              22,533            23,674             28,483
6/96              29,197            30,736             34,631
6/97              30,886            32,450             42,710
12/97             33,678            35,375             49,992

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      6.39%              12.27%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor B**             S&P 400

2/94              10,000                 10,000
6/94               8,430                  9,059
6/95              10,486                 11,083
6/96              13,689                 13,475
6/97              14,407                 16,619
12/97             15,723                 19,453


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***    11.07%      12.30%     14.42%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor C***            S&P 400

10/88             10,000                 10,000
6/89              11,583                 12,293
6/90              13,930                 14,190
6/91              13,867                 16,012
6/92              15,972                 18,982
6/93              19,381                 23,290
6/94              18,909                 23,281
6/95              23,364                 28,483
6/96              30,066                 34,631
6/97              31,621                 42,710
12/97             34,408                 49,992


The Fund's performance is being compared to the Standard & Poor's Mid-Cap 400 Index to reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                           LARGE CAPITALIZATION FUND

Large-capitalization stocks benefited from market sentiment in the six months ended December 31, 1997. As interest rates fell and troubles increased in Asia, investors sought quality and liquidity. In general, the biggest and best-known names were popular, but more specifically, large-cap utility companies and banks were the belles of the ball. Given the fact that these companies do not offer investors much growth potential, our portfolio was underweighted in these particular sectors.

Nevertheless, the Fund performed very well, as holdings in other sectors made substantial contributions to performance. Among the strongest performers were Pfizer (2.76% of the portfolio's assets), which gained 30% over the course of the six months, and PeopleSoft (1.60%), which rose 30% in the fourth quarter alone. Walgreen's (1.70%) and Automatic Data Processing (1.21%) also climbed over 20% in the fourth quarter. Having no exposure in Asia, the Fund performed well and posted a total return of 8.68% (Investor A Shares)* for the six months ended December 31, 1997.

A VOLATILE ENVIRONMENT
Clearly, concerns over the impact of events in Asia on our economy and on U.S. corporations is not likely to be alleviated any time soon. Consequently, we expect that the market will remain very sensitive to conditions there--and any earnings disappointments domestically--for some time to come. In such an environment, liquidity and quality may continue to be paramount to investors.

Nevertheless, the U.S. economy remains healthy, with little evidence of inflation. Interest rates are declining. In short, the foundation for future earnings growth is in place. Therefore, we are optimistic about the long-term prospects for the stock markets in general, and for our holdings in particular. We would continue to see any major correction as a buying opportunity.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Cendant Corp. (2.9%), Pfizer, Inc. (2.8%), Cisco Systems (2.75), Eli Lilly & Co. (2.6%) and Procter & Gamble Co. (2.5%).**

-------
* The total return, with the maximum 4.50% sales charge, was 3.80% for the period.
** The portfolio's composition is subject to change.

The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                      Since
                 1 Year             Inception
                                     (2/1/96)
------------------------------------------------
Investor A*      23.01%               22.02%
------------------------------------------------
Investor B**     22.77%               22.01%
------------------------------------------------
Investor C***    27.78%               23.74%
------------------------------------------------
*   Reflects 4.50% Sales Charge
**  Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                           LARGE CAPITALIZATION FUND

                          Value of $10,000 Investment

Date     Investor A*    Investor B**   Investor C***  S&P 500

2/96        9,547         10,000         10,000        10,000
6/96       10,405         10,477         10,714        10,653
6/97       13,477         14,349         13,930        13,490
12/97      14,647         14,645         15,045        14,917

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                   (12/28/95)
------------------------------------------------
Institutional    29.08%              26.05%
------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date          Institutional              S&P 500

12/95             10,000                 10,000
6/96              11,286                 11,032
6/97              14,650                 15,202
12/97             15,939                 16,810


The Fund's performance is being compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Large Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                         INTERNATIONAL DISCOVERY FUND+

Asian markets collapsed in 1997, as what began as a ripple in February, when a small property company in Thailand missed a payment on its foreign debt, developed into a tidal wave of bankruptcies and currency devaluations throughout the region by August. By late in the fourth quarter, investors in Europe and North America were beginning to realize the severity of the economic devastation in Asia, and the potential negative impact it might have on corporate earnings in their home markets. Old-fashioned panic was in evidence several days over the last three months, in London and New York as well as in Tokyo and Hong Kong, as global stock markets suffered dramatic day-to-day volatility.

Currencies also had a major impact on investment performance over the course of the period, as the continued strength of the U.S. dollar significantly reduced investment returns for U.S. based investors. Consequently, the combination of declining Asian markets and weak currencies worked to produce a somewhat disappointing return of -8.14% (Investor A Shares).*

LOOKING BEYOND ASIA
Going forward, 1998 promises to be a year of increased uncertainty, as the Asian financial collapse will have a detrimental influence on foreign trade, economic growth and corporate profits around the globe. The depth and longevity of the global slowdown is dependent on the ability of the Asian countries to put their houses in order and embark on sustainable growth trends. We are not willing to believe the bottom in the smaller Asian markets has been reached until we see evidence of currency stabilization and movements toward economic restructuring in each of these countries. At the present time, such developments are lacking.

Europe and Latin America, on the other hand, continue to offer strong investment opportunities. Even though reduced exports to Asia will have a minor negative impact on GDP strong consumer demand and low interest rates continue to produce a favorable investment environment for continental Europe. The developing economies of Latin America, although not immune from the troubles occurring across the Pacific, have already experienced most of the problems afflicting the Asian Tigers and appear to be better positioned to maintain their underlying growth paths.

UNEARTHING OPPORTUNITY
The year 1998 begins with many more concerns about the global investment outlook than prior years, but we believe this environment of uncertainty provides the opportunity for high-quality companies to display superior operating performance in the months ahead. Those are the types of companies we always invest in, and we look forward to the year with a high measure of confidence.

As of December 31, 1997, the top five holdings in the Fund's portfolio were SAP Preferred (2.93%), Takeda Chemical (2.42%), Adidas (2.26%), Rohm (2.19%) and Mannesmann (2.07%).**
-------
+  International investing involves increased risk and volatility.
* The total return, with the maximum 4.50% sales charge, was -12.30% for the period.
** The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (12/29/92)
------------------------------------------------
Investor A*      -2.94%       8.61%      8.58%
------------------------------------------------
Institutional     1.80%       9.87%      9.85%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                         INTERNATIONAL DISCOVERY FUND

                          Value of $10,000 Investment

Date            Investor A*     Institutional       Morgan Stanley Europe
                                                    Australia & Far East

12/92              9,551            10,000                 10,000
6/93              10,994            11,552                 12,228
6/94              12,642            13,299                 14,104
6/95              12,366            13,051                 14,115
6/96              14,177            14,977                 15,989
6/97              16,444            17,424                 18,040
12/97             15,815            16,009                 16,510


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**     -3.98%               1.34%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                   Morgan Stanley Europe
Date            Investor B**       Australia & Far East

2/94              10,000                 10,000
6/94               8,981                  9,971
6/95               8,728                  9,979
6/96               9,989                 11,304
6/97              11,535                 12,755
12/97             10,534                 11,673


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (12/29/92)
------------------------------------------------
Investor C***     0.79%       9.48%      9.46%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor C***         Morgan Stanley Europe
                                      Australia & Far East

12/92             10,000                     10,000
6/93              11,452                     12,228
6/94              13,299                     14,104
6/95              13,146                     14,115
6/96              14,937                     15,989
6/97              17,197                     18,041
12/97             15,729                     16,511


The Fund's performance is being compared to the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Fund                                   Decembers 31, 1997

                          CONSERVATIVE ALLOCATION FUND

While the year was a tumultuous one in the financial markets, it was a good one all in all for the Fund. After watching employment numbers anxiously throughout the spring, investors were finally convinced that inflation was not a problem. Interest rates began to decline. Bonds gained ground throughout the summer. And then, in the fall, on news of troubles in Asia, investors fled to safety and quality--and large-cap stocks and high- quality fixed-income securities were their investments of choice.

With sizable exposures in each of these sectors throughout the period, the Fund was well-positioned to benefit, and did. Our portfolio, however, also held positions in mid-capitalization stocks, which were trampled underfoot as investors moved en masse to the larger cap sector over the course of the year. Consequently, the Fund slightly lagged its industry averages. For the six months ended December 31, 1997, the Fund produced a total return of 5.66% (Institutional Shares), versus a return of 33.36% for the S&P 500 and a return of 9.62% for the Salomon Brothers Broad Index.

A CAUTIOUSLY OPTIMISTIC OUTLOOK
We expect the months ahead to be good ones for the Fund. While we expect to see some slowing in the coming year, our economy is growing and inflation is under control. In short, the fundamentals are very strong--which may put further downward pressure on interest rates. All of which provides a very solid foundation for stocks, and may create an even more positive environment for fixed-income investments in the months ahead. Consequently, while we will approach cautiously, we are optimistic about prospects for the financial markets in the months ahead.

As of December 31, 1997, approximately 27% of the fund's assets were invested in stocks, 67% in bonds and notes with the remaining 6% held in cash or cash equivalents. The fixed-income portion of the portfolio was widely diversified, with exposures in corporate bonds, and mortgage-related and asset-backed securities, as well as Treasury securities. The average maturity of these holdings was 9.1 years. The top five holdings in the equity portion of the portfolio were Peoplesoft (0.08%), Service Corp. Int'l (0.6%), Cardinal Health (0.6%), SunAmerica, Inc. (0.6%) and Cendant Corp. (0.5%).*

-------
* The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

      Average Annual Total Return
       As of December 31, 1997
--------------------------------------
                              Since
                 1 Year     Inception
                            (12/30/96)
--------------------------------------
Institutional    10.80%      10.80%
--------------------------------------


                           [LINE GRAPH APPEARS HERE]

                         CONSERVATIVE ALLOCATION FUND

                          Value of $10,000 Investment

                                                       Lehman
                                                    Intermediate     Salomon
                                                     Government/    Brothers
                                                      Corporate       Broad
Date           Institutional         S&P 500          Bond Index       Index

12/96             10,000            10,000             10,000        10,000
1/97               9,865            10,621             10,039        10,039
2/97               9,865            10,707             10,058        10,050
3/97               9,865            10,262              9,989         9,948
4/97              10,486            10,874             10,107        10,090
5/97              10,486            11,542             10,190        10,185
6/97              10,486            12,057             10,283        10,307
12/97             11,012            13,333             10,787        10,964

The Fund's performance is being compared to the Standard & Poor's 500 Index, the Lehman Brothers Intermediate Government/Corporate Bondex Index and the Salomon Brothers Broad Index, the S&P 500 Index represents the performance of the US stock market as a whole, the Lehman Brothers Intermediate Government/Corporate is representative of intermediate-term bonds, the Salomon Brothers Index represents the performance of the overall bond market. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed may be worth more or less then the original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                            BALANCED ALLOCATION FUND

Despite the fact that the eventual impact of the Asian Flu on U.S. corporations was unclear, investors sought the safety and quality of large-cap stocks in the six months ended December 31, 1997. Over the course of the period, the 50 biggest U.S. stocks performed well, and international, mid-cap and small-cap stocks--regardless of fundamental strength or growth prospects--were left behind.

At the same time, declining interest rates and increased investor interest in high-quality instruments sparked a rally in the fixed-income markets. However, while bonds posted a solid return, they, too, lagged the S&P 500. In short, with stock market sentiment so narrowly focused throughout the period, the performance of widely diversified portfolios suffered--and ours was no exception. For the six months ended December 31, 1997, the Fund produced a total return of 4.62% (Investor A Shares). *

THE TIDE WILL TURN

Despite the events of the past several months, it is unrealistic to believe that the market's infatuation with larger capitalization stocks will last forever. Valuations in the sector are very high in comparison to small- and mid-capitalization stocks. On a risk-adjusted basis, bonds, too, look very attractive. In recent weeks, there has been evidence that investors are beginning to recognize the values that exist in these sectors--and we expect to see this trend accelerate as our economy slows. Therefore, we are optimistic about the Fund's prospects in the months ahead.

As of December 31, 1997, approximately 48% of the fund's assets were invested in stocks, 45% in bonds and the remaining 7% was held in cash or cash equivalents. The fixed-income portion of the portfolio was widely diversified, with exposures in corporate bonds, and mortgage-related and asset-backed securities, as well as Treasury securities. The average maturity of these holdings was 9.1 years. The top five holdings in the equity portion of the portfolio were Peoplesoft (0.8%), Sun America, Inc. (0.7%), Service Corp. International (0.7%), Cardinal Health (0.6%) and Dura Pharmaceuticals (0.6%).**

-------
* The total return, with the maximum 4.50% sales charge, was -0.07% for the period.
** The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (1/31/92)
------------------------------------------------
Investor A*       6.38%       9.76%     10.10%
------------------------------------------------
Institutional    11.67%      10.95%     11.12%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                           BALANCED ALLOCATION FUND

                          Value of $10,000 Investment

                                                               Salomon
                                                               Brothers
                                                                Broad
Date            Investor A*     Institutional      S&P 500      Index

1/92               9,551            10,000         10,000      10,000
6/92               9,354             9,794         10,121      10,418
6/93              11,013            11,523         11,500      11,666
6/94              10,834            11,357         11,662      11,528
6/95              12,889            13,540         14,702      12,975
6/96              15,146            15,951         18,525      13,622
6/97              16,905            17,843         24,953      14,732
12/97             17,686            18,679         27,593      15,670

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**     5.58%               9.56%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                                          Salomon
                                                          Brothers
                                                           Broad
Date            Investor B**            S&P 500            Index

2/94              10,000                 10,000           10,000
6/94               8,820                  9,344            9,947
6/95              10,434                 11,780           10,689
6/96              12,344                 14,843           11,222
6/97              13,714                 17,902           12,136
12/97             14,291                 19,796           12,909


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (1/31/92)
------------------------------------------------
Investor C***    10.58%      10.11%     10.42%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                                       Salomon
                                                       Brothers
                                                        Broad
Date            Investor C***           S&P 500         Index

1/92              10,000                 10,000        10,000
6/92               9,694                 10,121        10,418
6/93              11,523                 11,500        11,666
6/94              11,357                 11,662        11,528
6/95              13,348                 14,702        12,975
6/96              15,571                 18,525        13,622
6/97              17,268                 24,953        14,732
12/97             17,985                 27,593        15,670

The Fund's performance is being compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole, and the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Balanced Allocation Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's share, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Fund                                    December 31, 1997


                           AGGRESSIVE ALLOCATION FUND

As the market roared to record levels in the first half of the year ended December 31, 1997, investors sought the safety of big names. Then, as interest rates plummeted and trouble arose in Asian currency markets, liquidity concerns dominated. As a result, international, small-cap and mid-cap stocks--regardless of their fundamental strength--wilted from neglect.

Throughout much of the period, approximately 67% of the Fund's assets were invested in equities. While some of these holdings were invested in large-cap companies, the portfolio also held a number of small- and mid-cap companies--as well as a sizable component of international stocks. Consequently, because market sentiment was so narrowly focused throughout the period, performance suffered. For the year ended December 31, 1997, the Fund produced a total return of 3.73% (Institutional Shares)*.

THE LONG-TERM PERSPECTIVE
Despite the events of the past several months, its unrealistic to believe that the market's infatuation with larger capitalization stocks will last forever. Valuations in the sector are very high in comparison to small- and mid-capitalization stocks. In recent weeks, there's been evidence that investors are beginning to recognize the values that exist in these sectors--and we expect to see this trend accelerate as our economy slows. Moreover, as every crises does, the troubles in Asia will produce a number of opportunities.

Consequently, we are optimistic about the Fund's prospects in the months ahead and more committed than ever to a balanced approach to the marketplace. Historically, such a strategy has helped to reduce volatility and increase the potential for growth--and we have no reason to believe that this won't be the case in the coming years.

As of December 31, 1997, approximately 66% of the fund's assets were invested in stocks, 28% in bonds and the remaining 6% were held in cash or cash equivalents. The fixed-income portion of the portfolio was widely diversified, with exposures in corporate bonds, mortgage-related and asset-backed securities as well as Treasury securities. The average maturity of these holdings was 9.1 years. The top five holdings in the equity portion of the portfolio were Peoplesoft (1.1%), SunAmerica, Inc. (0.9%), Cardinal Health (0.9%), Service Corp. Int'l (0.9%) and Dura Pharmaceuticals (0.8%).*

----------
* The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


     Average Annual Total Return
       As of December 31, 1997
-------------------------------------
                            Since
                 1 Year   Inception
                          (12/30/96)
-------------------------------------
Institutional    10.34%      10.34%
-------------------------------------


                           [LINE GRAPH APPEARS HERE]

                          AGGRESSIVE ALLOCATION FUND

                          Value of $10,000 Investment

                                                   Salomon Brothers
Date            Institutional       S&P 500           Broad Index

12/96             10,000            10,000             10,000
3/97               9,565            10,262              9,948
6/97              10,638            12,057             10,307
12/97             11,034            13,333             10,964

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, a broad measure of the stock market as a whole, and the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Aggressive Allocation Fund reflects the deduction of fees for these value-added services.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Fund                                    December 31, 1997


                               EQUITY INCOME FUND

\igh-quality, dividend-paying stocks were very popular during the six months ended December 31, 1997. With interest rates declining and Asian financial markets in trouble, investors sought safety. Financial services, utility and energy stocks did particularly well in this environment. Heavily weighted in these areas, the Fund benefited and produced a total return of 8.43% (Investor A Shares) for the six months ended December 31, 1997.*

Among the strongest performers of the portfolio were its holdings in financial services. Over the course of 1997, PNC (2.02%), First Tennessee (2.21%) and Allstate Insurance (1.16%) all posted gains over 20%. Pharmaceuticals, utilities and energy stocks also made solid contributions over the six months and over the course of 1997.

INTERESTING TIMES AHEAD
With the situation in Asia still unraveling and investors unclear as to what this means for the U.S. economy, we expect the year ahead to be a volatile one for the stock market. At the same time, however, the U.S. economy remains fundamentally sound; inflation is benign; and interest rates are declining.

Yes, the situation in Asia is worrisome. However, it is important to note that while we do have holdings in the financial sector, most are smaller, domestically oriented financial services companies unlikely to feel much impact from any currency crises. The same holds true for our exposures in utilities, consumer staples, retailing and health care. While our holdings in drug and oil companies are somewhat more vulnerable, the Fund is not overweighted in either area. Therefore, while the ride may be a little rockier than in the past, we remain very optimistic about the Fund's prospects in the months ahead.

As of December 31, 1997, the top five holdings in the Fund's portfolio were Bristol Myers Squibb Co. (3.5%), Eli Lilly & Co. (3.3%), JC Penney Co. (3.1%), MBNA (3.1%) and Flowers Industries (3.1%).**

------------
* The total return, with the maximum 4.50% sales charge, was 3.58% for the period.
** The portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*      19.47%      13.01%     13.93%
------------------------------------------------
Institutional    25.48%      14.19%     14.58%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                              EQUITY INCOME FUND

                          Value of $10,000 Investment

Date            Investor A*     Institutional          S&P 500

10/88              9,551            10,000             10,000
6/89              11,172            11,697             11,673
6/90              12,777            13,378             13,599
6/91              13,828            14,477             14,628
6/92              15,565            16,296             16,590
6/93              18,165            19,022             18,851
6/94              17,870            18,731             19,116
6/95              19,714            20,708             24,100
6/96              24,653            25,947             30,366
6/97              30,522            32,123             40,903
12/97             33,096            34,874             45,231


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**     19.18%              13.06%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor B**             S&P 500

2/94              10,000                 10,000
6/94               8,762                  9,344
6/95               9,595                 11,780
6/96              12,090                 14,843
6/97              14,936                 19,994
12/97             16,158                 22,109


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***    24.23%      13.52%     14.22%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

Date            Investor C***            S&P 500

10/88             10,000                 10,000
6/89              11,597                 11,673
6/90              13,378                 13,599
6/91              14,477                 14,628
6/92              16,296                 16,590
6/93              19,022                 18,851
6/94              18,731                 19,116
6/95              20,550                 24,100
6/96              25,518                 30,366
6/97              31,352                 40,903
12/97             33,862                 45,231


The Fund's performance is being compared to the Standard & Poor's 500 Stock Index, which represents the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Equity Income Fund reflects the deduction of fees for these value-added services.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


                             THE FIXED INCOME FUNDS

After playing second fiddle to stocks for several years, the bond markets took center stage as sentiment shifted in the six months ended December 31, 1997. Benign inflation, a growing economy and the prospect of the first federal budget surplus in decades caused rates to drift downward throughout the summer and early fall. Then, in October, with the stock market growing more volatile, and word of the currency crisis in Asia, investors sought quality and safety. Long-term interest rates moved decisively lower. Fixed-income securities across the spectrum benefited--but, given investors' concerns, the high-quality securities, particularly mortgaged-backed securities, were among the most popular.

We expect the months ahead to be good ones for the bond markets. As events have unfolded in Asia, it has become clear that the situation will take some time to play itself out. While it is unclear just how the U.S. economy will be impacted, it is apparent that we will see some slowing of growth. This would put further downward pressure on rates--and create a very attractive environment for bonds.

Regardless of our optimism, however, we expect to approach the marketplace cautiously in the months ahead. In a declining environment, prepayment risk historically has risen significantly--and given the technological advances of the past several years, refinancing is a much more efficient and rapid process today. Consequently, while the mortgage-backed sector did particularly well over the past several months, prepayment risk may rise dramatically if rates drop lower. In short, careful security selection will be critical to success in the months ahead.

BOND FUND
Throughout the six months ended December 31, 1997, the Fund was positioned conservatively. Despite the fact that mortgage-backed securities were performing strongly, the Fund was underweighted in the sector. This was simply because these securities did not represent good value on a fundamental basis-- as interest rates fell, little or no compensation was offered for growing prepayment risk.

At the same time, however, as news of troubles in Asia reached the fixed-income market, spreads widened in the corporate markets--and we seized a number of very attractive opportunities there as the year ended. Therefore, for the six months ended December 31, 1997, the Fund produced a total return of 5.93% (Investor A Shares).*

As of December 31, 1997, approximately 60% of the Fund's assets were invested in corporate bonds, 27% in mortgage-backed and asset-backed securities, and 7% in U.S. Treasuries, with the remainder invested in agency-backed securities. As of the same date, the average credit quality of the portfolio was Aaa; the average maturity was 11.4 years.** Barring a significant change in the market environment, no major changes are anticipated in the portfolio's allocation, maturity or credit structures in the months ahead.

-------------
* The total return, with the maximum 4.00% sales charge, was 1.73% for the period.
** The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*       4.76%       6.03%      7.62%
------------------------------------------------
Institutional     9.32%       7.20%      8.27%
------------------------------------------------
* Reflects 4.00% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                                   BOND FUND

                          Value of $10,000 Investment

                                                   Salomon Brothers
Date            Investor A*     Institutional        Broad Index

10/88              9,597            10,000             10,000
6/89              10,213            10,642             10,801
6/90              10,922            11,381             11,635
6/91              11,883            12,382             12,896
6/92              13,483            14,050             14,722
6/93              15,092            15,714             16,485
6/94              14,847            15,474             16,290
6/95              16,459            17,297             18,334
6/96              17,161            18,075             19,249
6/97              18,521            19,557             20,818
12/97             19,619            20,739             22,144


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      3.28%               4.81%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                      Salomon Brothers
Date            Investor B**             Broad Index

2/94              10,000                  10,000
6/94               9,144                   9,497
6/95              10,138                  10,689
6/96              10,605                  11,222
6/97              11,371                  12,136
12/97             12,017                  12,909


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***     8.22%       6.03%      7.63%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                      Salomon Brothers
Date            Investor C***            Broad Index

10/88             10,000                   10,000
6/89              10,542                   10,801
6/90              11,381                   11,635
6/91              12,382                   12,896
6/92              14,050                   14,722
6/93              15,713                   16,485
6/94              15,478                   16,290
6/95              16,780                   18,334
6/96              17,368                   19,249
6/97              18,610                   20,818
12/97             19,636                   22,144


The Fund's performance is being compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Bond Fund reflects the deduction of fees for these value-added services.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


                           LIMITED MATURITY BOND FUND

Designed to provide investors with low volatility and higher returns than money market funds, the Fund did its job well during the six months ended December 31, 1997. Invested primarily in corporate bonds and asset-backed securities, the portfolio produced a total return of 2.99% (Investor A Shares)* for the period.

Looking ahead, while we are optimistic about the prospects for the fixed-income markets, opportunities in the shorter end of the curve may not be as plentiful as in the longer end. Nevertheless, as the year drew to a close, corporate securities performed very well, as balance sheets continued to strengthen, and offered investors solid opportunities. At that time, we capitalized on several corporate issues, and in the months ahead, we would hope to add further to our weighting in the sector.

As of December 31, 1997, approximately 40% of the Fund's assets were invested in corporate bonds, 13% in asset-backed securities, and 32% in U.S. Treasuries, with the remainder invested in U.S. agency securities and Cash Equivalents. As of the same date, the average credit quality of the portfolio was Aaa; the average maturity 2.6 years.**

-------------
*The total return, with the maximum 4.00% sales charge, was-1.17% for the period.
**The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*       1.42%       4.37%      6.23%
------------------------------------------------
Institutional     5.83%       5.42%      6.81%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                          LIMITED MATURITY BOND FUND

                          Value of $10,000 Investment

                                                       Salomon
                                                       Brothers
                                                      1--5-Year
                                                   Investment-Grade
Date            Investor A*     Institutional         Bond Index

10/88              9,597            10,000             10,000
6/89              10,143            10,570             10,646
6/90              10,864            11,320             11,514
6/91              11,805            12,301             12,726
6/92              13,104            13,654             14,241
6/93              14,147            14,743             15,461
6/94              14,193            14,807             15,589
6/95              15,261            15,956             16,960
6/96              15,928            16,697             17,862
6/97              16,902            17,770             19,078
12/97             18,138            18,308             19,870

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**     -0.11%               3.39%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                     Salomon Brothers
                                        1--5-Year
                                     Investment-Grade
Date            Investor B**           Bond Index

2/94              10,000                 10,000
6/94               9,408                  9,781
6/95              10,056                 10,641
6/96              10,519                 11,207
6/97              11,100                 11,970
12/97             11,392                 12,467


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***     4.80%       4.07%      6.06%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                     Salomon Brothers
                                        1--5-Year
                                     Investment-Grade
Date            Investor C***          Bond Index

10/88             10,000                 10,000
6/89              10,570                 10,646
6/90              11,320                 11,514
6/91              12,301                 12,726
6/92              13,654                 14,241
6/93              14,743                 15,461
6/94              14,807                 15,589
6/95              15,336                 16,960
6/96              15,906                 17,862
6/97              16,742                 19,078
12/97             17,160                 19,870


The Fund's performance is being compared to the Salomon Brothers 1-5-Year Investment-Grade Bond Index, which represents the performance of U.S. government and investment-grade corporate bonds with maturities of 1 to 5 years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Limited Maturity Bond Fund reflects the deduction of fees for these value-added services.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                    INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

Invested primarily in Treasury bonds and mortgage-backed securities, the Fund performed very well over the period, as investors fled to quality. For the six months ended December 31, 1997, the portfolio produced a total return of 4.34% (Investor A Shares)*.

Nonetheless, as interest rates moved gradually lower, prepayment risks moved upward--regardless of the fact that investors seemed content to ignore this throughout much of 1997. In the months ahead, should interest rates decline, those risks can only be expected to grow greater. Moreover, given the speed and efficiency with which borrowers can now refinance, a change in sentiment that once took several months to impact the marketplace could now take place within a matter of days.

Therefore, in the months ahead, we expect to approach the markets cautiously. Exposure in the mortgage-backed sector may be gradually peeled back in favor of Treasury securities. As of December 31, 1997, approximately 69% of the Fund's assets were invested in U.S. Treasury securities, with the remainder invested in agency-backed and mortgage-backed securities. As of the same date, the average maturity of the Fund's holdings was 4.1 years. **

-------
* The total return, with the maximum 4.00% sales charge, was 0.12% for the period.
** The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*       2.34%       4.55%      6.45%
------------------------------------------------
Institutional     6.91%       5.62%      7.05%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                   INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

                          Value of $10,000 Investment

                                                   Salomon Brothers
                                                      1--10-Year
Date            Investor A*     Institutional       Treasury Index

10/88              9,597            10,000             10,000
6/89              10,069            10,492             10,696
6/90              10,781            11,234             11,506
6/91              11,785            12,280             12,710
6/92              13,203            13,757             14,345
6/93              14,380            14,987             15,803
6/94              14,251            14,867             15,780
6/95              15,490            16,209             17,301
6/96              16,062            16,849             18,142
6/97              17,011            17,879             19,387
12/97             17,750            18,681             20,316

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      0.88%               3.94%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                    Salomon Brothers
                                       1--10-Year
Date            Investor B**         Treasury Index

2/94              10,000                 10,000
6/94               9,290                  9,669
6/95              10,037                 10,601
6/96              10,450                 11,118
6/97              10,996                 11,881
12/97             11,436                 12,450


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor C***     5.90%       4.34%      6.34%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                      Salomon Brothers
                                         1--10-Year
Date            Investor C***         Treasury Index

10/88             10,000                 10,000
6/89              10,392                 10,696
6/90              11,234                 11,506
6/91              12,280                 12,710
6/92              13,757                 14,345
6/93              14,987                 15,803
6/94              14,867                 15,780
6/95              15,642                 17,301
6/96              16,088                 18,142
6/97              16,897                 19,387
12/97             17,575                 20,316

The performance of the Fund is being compared to the Salomon Brothers 1-10-Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

The performance of the Parkstone Intermediate Government Obligations Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                          U.S. GOVERNMENT INCOME FUND

Invested primarily in government-assisted mortgage loans ten or more years old, the Fund benefited from investor interest in mortgage-backed securities over the six months ended December 31, 1997. Unlike other funds of this type, however, the average maturity of the holdings in the portfolio is in the intermediate range--and the strongest performers in the mortgage-backed sector were concentrated in the longer end of the curve. Nonetheless, the period was a good one for the Fund, which produced a return of 5.04% (Investor A Shares).*

Looking ahead, we believe the next few months will be good ones for the Fund. While increasing prepayment risk clouds the future for much of the mortgage-backed sector, the Fund's holdings have proven to be relatively impervious to the ups and downs of interest rates over the years. Certainly, if rates fall to record lows, the Fund will experience some refunding.

As of December 31, 1997, approximately 78% of the Fund's assets were invested in mortgage-backed securities and commercial mortgage obligations, and 22% in U.S. Treasury and agency securities. As of the same date, the average duration of the Fund's holdings was 2.83 years.**

-----------------
*The total return, with the maximum 4.00% sales charge, was 0.85% for the period.
**The Portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (11/12/92)
------------------------------------------------
Investor A*       3.52%       5.59%      5.50%
------------------------------------------------
Institutional     8.14%       6.63%      6.53%
------------------------------------------------
* Reflects 4.00% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                          U.S. GOVERNMENT INCOME FUND

                          Value of $10,000 Investment

                                                Salomon Brothers 1--10-
Date            Investor A*     Institutional     Year Treasury Index

11/92              9,597            10,000             10,000
6/93              10,110            10,537             10,677
6/94              10,205            10,647             10,661
6/95              11,069            11,573             11,689
6/96              11,730            12,308             12,863
6/97              12,535            13,159             13,746
12/97             13,167            13,840             14,404


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      1.99%               4.78%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                    Salomon Brothers 1--10-
Date            Investor B**          Year Treasury Index

2/94              10,000                 10,000
6/94               9,394                  9,669
6/95              10,148                 10,601
6/96              10,798                 11,118
6/97              11,472                 11,881
12/97             12,004                 12,450


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (11/12/92)
------------------------------------------------
Investor C***     6.98%       5.44%      5.37%
------------------------------------------------
*** Reflects Applicable Contingent Deferred
    Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                  Salomon Brothers 1--10-
Date            Investor C***       Year Treasury Index

11/92             10,000                 10,000
6/93              10,437                 10,677
6/94              10,647                 10,661
6/95              11,207                 11,689
6/96              11,795                 12,863
6/97              12,511                 13,746
12/97             13,083                 14,404


The Fund is being compared to the Salomon Brothers 1-10-Year Treasury Index, which represents the performance of Treasury bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone U.S. Government Income Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997

                           THE TAX-FREE INCOME FUNDS

Much like the taxable markets, the municipal markets reacted to each number and statistic reported and all rumors circulated during the six months ended December 31, 1997. Moreover, as troubles grew in Asia and investors fled to safety and liquidity, sentiment favored Treasury securities. Markets across the country weakened, and municipals underperformed Treasury securities over the course of the period.

Looking ahead, there's little reason to believe that the markets will cease running the gamut of emotion in response to events at home and abroad. Nonetheless, we are optimistic about the long-term prospects for the municipal markets. Recent weakness has created a number of very attractive opportunities. In addition, recent volatility in the stock market has increased investor interest in fixed-income securities. We expect to see their popularity grow in the years ahead as baby boomers move closer to retirement and seek the tax benefits municipals offer.

THE MUNICIPAL BOND FUND
Supply of new securities was steady in municipal markets across the country during the six months ended December 31, 1997. Given the fact that insurance is now relatively cheap, over fifty percent of the new issues coming to market were insured. As a result, credit spreads narrowed as the premiums to assume additional risk vanished. In short, even if you were a die-hard opportunist, you would have had a hard time finding opportunity in the marketplace.

As always, we focused our efforts on intermediate-term, higher quality securities and approached the markets cautiously. As a result, while the environment was somewhat volatile due to the problems in Asia, the Fund kept pace with its peers. For the six months ended December 31, 1997, it posted a total return of 4.29% (Investor A Shares).*

Barring a dramatic shift in the environment, no major changes are anticipated in the Fund's credit or maturity structure in the months ahead. As of December 31, 1997, the average maturity of assets in the Fund's portfolio was 7.43 years; the average credit quality was AA. Widely diversified, the portfolio held securities issued by more than 32 municipalities as of the same date.**

-------
* The total return, with the maximum 4.00% sales charge, was 0.11% for the period.
** The portfolio's composition is subject to change.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                      (10/31/88)
------------------------------------------------
Investor A*       1.99%       4.58%      5.83%
------------------------------------------------
Institutional     6.52%       5.64%      6.42%
------------------------------------------------
* Reflects 4.50% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                              MUNICIPAL BOND FUND

                          Value of $10,000 Investment

                                                  Lehman Brothers
                                                    Mutual Fund
                                                    Intermediate
Date            Investor A*      Institutional         Index

10/88              9,597            10,000             10,000
6/89              10,127            10,552             10,672
6/90              10,590            11,035             11,398
6/91              11,385            11,863             12,424
6/92              12,422            12,944             13,888
6/93              13,597            14,171             15,548
6/94              13,694            14,286             15,579
6/95              14,656            15,322             16,945
6/96              15,285            16,019             18,106
6/97              16,123            16,962             18,553
12/97             16,815            17,697             19,475

           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      0.52%               3.08%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                     Lehman Brothers
                                       Mutual Fund
Date            Investor B**        Intermediate Index

2/94              10,000                 10,000
6/94               9,277                  9,450
6/95               9,870                 10,279
6/96              10,322                 10,983
6/97              10,830                 11,255
12/97             11,259                 11,814


The Fund's performance is being compared to the Lehman Brothers Mutual Fund Intermediate Index, which represents the performance of the municipal bond market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

The performance of the Parkstone Municipal Bond Fund reflects the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997


                          MICHIGAN MUNICIPAL BOND FUND

Bond insurance was also prevalent on new issues in Michigan during the six months ended December 31, 1997. With insurance, these bonds traded lower in yield and offered investors little incentive to purchase. Moreover, supply in the Michigan market continued to be somewhat tight. Therefore, opportunities worth the chase were rare during the period. Despite the environment, however, the Fund performed well and posted a return of 4.58% (Investor A Shares)*.

Looking ahead, we expect the supply of new issues to increase very soon, as many school bond elections are scheduled for February and March. In addition, the recent slide in long-term rates may prompt many municipalities to consider refunding outstanding debt. At the very least, greater supply will increase flexibility; at the most, it will create opportunity. Therefore, we are optimistic about the Fund's prospects in the months ahead.

As of December 31, 1997, the average maturity of assets in the Fund's portfolio was 8.07 years; the average credit quality was AA. No more than 5% of the Fund's assets are invested in any one issue.**

-------
* The total return, with the maximum 4.00% sales charge, was 0.43% for the period.
** The portfolio's composition is subject to change.


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                        Since
                 1 Year     5 Years   Inception
                                       (7/2/90)
------------------------------------------------
Investor A*       2.68%       4.94%      5.94%
------------------------------------------------
Institutional     7.22%       6.01%      6.67%
------------------------------------------------
* Reflects 4.00% Sales Charge


                           [LINE GRAPH APPEARS HERE]

                         MICHIGAN MUNICIPAL BOND FUND

                          Value of $10,000 Investment

                                                  Lehman Brothers Mutual
Date            Investor A*     Institutional    Fund Intermediate Index

7/90               9,597            10,000               10,000
6/91              10,247            10,677               10,884
6/92              11,244            11,716               12,065
6/93              12,301            12,820               13,338
6/94              12,414            12,951               13,487
6/95              13,282            13,900               14,608
6/96              13,928            14,611               14,861
6/97              14,749            15,503               15,995
12/97             15,426            16,236               16,790


           Average Annual Total Return
             As of December 31, 1997
------------------------------------------------
                                     Since
                 1 Year            Inception
                                    (2/4/94)
------------------------------------------------
Investor B**      1.09%               3.32%
------------------------------------------------
** Reflects Applicable Contingent Deferred
   Sales Charge of 5.00%

                           [LINE GRAPH APPEARS HERE]

                          Value of $10,000 Investment

                                   Lehman Brothers Mutual
Date            Investor B**      Fund Intermediate Index

2/94              10,000                 10,000
6/94               9,251                  9,566
6/95               9,848                 10,405
6/96              10,368                 10,585
6/97              10,902                 11,393
12/97             11,361                 11,959


The Fund's performance is being compared to the Lehman Brothers Mutual Fund Intermediate Index, which represents the performance of municipal bonds in that maturity range. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Michigan Municipal Bond Fund reflects the deduction of fees for these value-added services.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
The Parkstone Group of Funds                                  December 31, 1997


                            THE MONEY MARKET FUNDS

Looking at strong job growth numbers, investors expected interest rates to rise as the six months ended December 31, 1997, opened. However, inflationary pressure failed to materialize, and rates drifted slightly lower. Then, in October, when indications of trouble in the Asian markets appeared, the money markets grew more volatile. When all was said and done, however, short-term rates moved up and down within a relatively narrow range during the period.

Looking ahead, it is clear that Asia's problems will not be solved overnight. Nonetheless, the impact on the U.S. economy may be minimal. What is more, once this is apparent, investors may again focus on job growth--and realize that unemployment is at the lowest levels seen in decades. While we do not expect to see interest rates rise significantly any time soon, inflation anxiety may return in the very near future.

As a result, we expect to approach the marketplace very cautiously in the months ahead. Maturities may be lengthened slightly when attractive opportunities to do so arise. In recent months, however, such opportunities have been rare, as spreads did not justify additional risk.

 . THE PRIME OBLIGATIONS FUND: As of December 31, 1997, approximately 83.7% of the Fund's assets were invested in commercial paper, with the remainder invested in overnight securities. The average maturity of the Fund's holdings was 45 days.*

 . THE U.S. GOVERNMENT OBLIGATIONS FUND: As of December 31, 1997, the Fund's assets were invested in overnight securities, as well as in short-term agency and Treasury securities. The average maturity of the portfolio was 38 days.*

 . THE TREASURY FUND: Approximately 83.1% of the Fund's assets were held in repurchase agreements as of December 31, 1997, and the average maturity of the portfolio was 28 days.*

 . THE TAX-FREE FUND: As of December 31, 1997, the average maturity of assets in the Fund's portfolio was 55 days. As of the same date, assets were invested primarily in high-quality variable-demand notes, tax-exempt commercial paper and short-term bonds.*

------------
 *  The composition of the portfolios are subject to change.
    An investment in the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.
    The Parkstone Mutual Funds are a family of mutual funds that are distributed by BISYS Fund Services. For more complete information on any of the Parkstone Mutual Funds, including fees, expenses and sales charges, please call 1-800-355-4555 for a free prospectus. Please read the prospectus carefully before investing or sending money.
    The material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Group of Funds           December 31, 1997             (Unaudited)


                                (Amounts in Thousands, except Per Share Amounts)
                                      PRIME    U.S. GOVERNMENT
                                   OBLIGATIONS   OBLIGATIONS   TAX-FREE TREASURY
                                      FUND          FUND         FUND     FUND
                                   ----------- --------------- -------- --------
ASSETS:
Investments, at value............   $791,824      $248,632     $183,148 $ 82,291
Repurchase agreements............     85,333       118,092          --   399,188
                                    --------      --------     -------- --------
 Total Investments (amortized
  cost $877,157; $366,724;
  $183,148; and $481,479,
  respectively)..................    877,157       366,724      183,148  481,479
Cash.............................        --              1            1      --
Interest and dividends
 receivable......................        382         1,423        1,145    1,296
Receivable for capital shares
 issued..........................        328           --            89      --
Prepaid expenses.................         31             7          --         7
                                    --------      --------     -------- --------
TOTAL ASSETS.....................    877,898       368,155      184,383  482,782
                                    --------      --------     -------- --------
LIABILITIES:
Dividends payable................      3,749         1,530          465    2,052
Payable for capital shares
 redeemed........................          1           --             1      --
Accrued expenses and other
 payables:
 Investment advisory fees........         10             4            2        5
 Administration fees.............         71            29           14       21
 12b-1 fees (Investor A).........         17            17            5       15
 Accounting fees.................          6             3            1        3
 Transfer agent fees.............        --            --            12        1
 Legal fees......................        --            --             1      --
 Audit fees......................         14             5            5        2
 Trustees' fees and expenses.....        --            --           --       --
 Custodian fees..................         13             6            3        9
 Other...........................         13            31           30       37
                                    --------      --------     -------- --------
TOTAL LIABILITIES................      3,894         1,625          539    2,145
                                    --------      --------     -------- --------
NET ASSETS:
Paid-in capital..................    874,004       366,531      183,844  480,632
Accumulated undistributed
 (distributions in excess of) net
 investment income...............        --              1          --       --
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.........        --             (2)         --         5
                                    --------      --------     -------- --------
NET ASSETS.......................   $874,004      $366,530     $183,844 $480,637
                                    ========      ========     ======== ========
Net Assets
 Investor A......................   $179,166      $193,943     $ 61,871 $166,406
 Investor B(a)...................        135           --           --       --
 Institutional...................    694,703       172,587      121,973  314,231
                                    --------      --------     -------- --------
   Total.........................   $874,004      $366,530     $183,844 $480,637
                                    ========      ========     ======== ========
Outstanding units of beneficial
 interest (shares)
 Investor A......................    179,162       193,927       61,874  166,406
 Investor B(a)...................        135           --           --       --
 Institutional...................    694,702       172,572      121,970  314,225
                                    --------      --------     -------- --------
   Total.........................    873,999       366,499      183,844  480,631
                                    ========      ========     ======== ========
Net asset value--offering and
 redemption price per share
 Investor A......................     $1.000        $1.000       $1.000   $1.000
                                      ======        ======       ======   ======
 Investor B(a)*..................     $1.000        $  --        $  --    $  --
                                      ======        ======       ======   ======
 Institutional...................     $1.000        $1.000       $1.000   $1.000
                                      ======        ======       ======   ======

-------
 *  Redemption price per share varies by length of time shares are held.
(a) Commencement of operations for the Prime Obligations Fund was September 26, 1997.


See notes to financial statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Group of Funds           December 31, 1997             (Unaudited)

                                (Amounts in Thousands, except Per Share Amounts)
                              SMALL           MID           LARGE      INTERNATIONAL
                          CAPITALIZATION CAPITALIZATION CAPITALIZATION   DISCOVERY
                               FUND           FUND           FUND          FUND
                          -------------- -------------- -------------- -------------
ASSETS:
Investments, at value
 (cost $607,627;
 $444,094; $238,950; and
 $364,448,
 respectively)..........     $814,965       $612,817       $332,316      $443,820
Repurchase agreements,
 at cost................       22,388         15,704          8,003           --
                             --------       --------       --------      --------
TOTAL INVESTMENTS.......      837,353        628,521        340,319       443,820
Cash....................          --               1            --            --
Interest and dividends
 receivable.............           93            117            213           398
Foreign currency (Cost
 $0; $0; $0; $11,
 respectively)..........          --             --             --             11
Receivable from brokers
 for investments sold...          --             --             --          2,748
Receivable for capital
 shares issued..........          785            118             41           306
Prepaid expenses and
 other assets...........           76             13             11            13
                             --------       --------       --------      --------
TOTAL ASSETS............      838,307        628,770        340,584       447,296
                             --------       --------       --------      --------
LIABILITIES:
Cash overdraft..........          --             --             --              9
Payable to brokers for
 investments purchased..          --             --             --             17
Payable for capital
 shares redeemed........          139            117            142            54
Accrued expenses and
 other payables:
 Investment advisory
  fees..................           23             17              8            14
 Administration fees....           68             51             29            38
 12b-1 fees (Investor
  A)....................           38             17              4             9
 12b-1 fees (Investor
  B)....................           29             14              4             8
 12b-1 fees (Investor
  C)....................            9              1            --              1
 Accounting fees........           23              6              3             6
 Transfer agent fees....          --             --             --             23
 Legal fees.............          --               2            --            --
 Audit fees.............           12             14              3             6
 Trustees' fees and
  expenses..............            1              2              1           --
 Custodian fees.........           16             18              8            84
 Other..................           68             88             33            48
                             --------       --------       --------      --------
TOTAL LIABILITIES.......          426            347            235           317
                             --------       --------       --------      --------
NET ASSETS:
Paid-in capital.........      618,109        440,773        248,397       373,451
Accumulated
 undistributed
 (distributions in
 excess of) net
 investment income......       (4,568)        (2,809)          (219)       (2,139)
Net unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      207,337        168,723         93,366        79,349
Accumulated
 undistributed net
 realized gains (losses)
 from investment and
 foreign currency
 transactions...........       17,003         21,736         (1,195)       (3,682)
                             --------       --------       --------      --------
NET ASSETS..............     $837,881       $628,423       $340,349      $446,979
                             ========       ========       ========      ========
Net Assets
 Investor A.............     $197,032       $ 91,367       $ 18,000      $ 44,004
 Investor B.............       47,007         23,585          6,695        12,461
 Investor C.............       15,417          2,172            122           934
 Institutional..........      578,425        511,299        315,532       389,580
                             --------       --------       --------      --------
   Total................     $837,881       $628,423       $340,349      $446,979
                             ========       ========       ========      ========
Outstanding units of
 beneficial interest
 (shares)
 Investor A.............        7,681          6,537          1,288         3,053
 Investor B.............        1,878          1,775            485           890
 Investor C.............          614            162              9            65
 Institutional..........       22,195         36,286         22,496        26,736
                             --------       --------       --------      --------
   Total................       32,368         44,760         24,278        30,744
                             ========       ========       ========      ========
Net asset value--
 offering and redemption
 price per share
 Investor A.............       $25.65         $13.98         $13.97        $14.42
                               ======         ======         ======        ======
 Investor B*............       $25.03         $13.28         $13.80        $14.00
                               ======         ======         ======        ======
 Investor C*............       $25.10         $13.42         $13.70        $14.33
                               ======         ======         ======        ======
 Institutional..........       $26.06         $14.09         $14.03        $14.57
                               ======         ======         ======        ======
Maximum Sales Charge
 (Investor A)...........         4.50%          4.50%          4.50%         4.50%
                               ======         ======         ======        ======
Maximum Offering Price
 (100%/(100%--Maximum
 Sales Charge) of net
 asset value adjusted to
 nearest cent) per share
 (Investor A)...........       $26.86         $14.64         $14.63        $15.10
                               ======         ======         ======        ======

-------
* Redemption price per share varies by length of time shares are held.


See notes to financial statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Group of Funds           December 31, 1997             (Unaudited)

                                (Amounts in Thousands, except Per Share Amounts)
                                              INTERMEDIATE    U.S.
                                   LIMITED     GOVERNMENT  GOVERNMENT
                                MATURITY BOND OBLIGATIONS    INCOME     BOND
                                    FUND          FUND        FUND      FUND
                                ------------- ------------ ---------- --------
ASSETS:
Investments, at value (cost
 $162,008; $187,677; $237,097;
 and $507,178, respectively)..    $161,523      $188,467    $239,917  $513,112
Repurchase agreements, at
 cost.........................      24,370           427       1,955    30,685
                                  --------      --------    --------  --------
TOTAL INVESTMENTS.............     185,893       188,894     241,872   543,797
Cash..........................         --              1         --        --
Interest and dividends
 receivable...................       2,719         3,259       2,574     8,206
Receivable from brokers for
 investments sold.............         --             85         777       --
Receivable for capital shares
 issued.......................       1,381           --          103        17
Prepaid expenses and other
 assets.......................         --              2           3       --
                                  --------      --------    --------  --------
TOTAL ASSETS..................     189,993       192,241     245,329   552,020
                                  --------      --------    --------  --------
LIABILITIES:
Payable to brokers for
 investments purchased........         --            --          288    32,856
Payable for capital shares
 redeemed.....................         239            12         512         3
Accrued expenses and other
 payables:
 Investment advisory fees.....           3             4           3        10
 Administration fees..........          13            13          16        35
 12b-1 fees (Investor A)......           7             4          13         4
 12b-1 fees (Investor B)......           1             1          16         4
 12b-1 fees (Investor C)......           1           --          --        --
 Accounting fees..............           2           --          --          8
 Transfer agent fees..........           9            12           4         2
 Legal fees...................         --              1         --        --
 Audit fees...................           5             5           5         8
 Custodian fees...............           1             4           4         9
 Other........................          13            33          18        48
                                  --------      --------    --------  --------
TOTAL LIABILITIES.............         294            89         879    32,987
                                  --------      --------    --------  --------
NET ASSETS:
Paid-in capital...............     199,412       204,218     250,825   520,213
Accumulated undistributed
 (distributions in excess of)
 net investment income........        (184)          (62)        (45)   (1,145)
Net unrealized appreciation
 (depreciation) from
 investments and translation
 of assets and liabilities in
 foreign currencies...........        (485)          790       2,819     5,934
Accumulated undistributed net
 realized gains (losses) from
 investment and foreign
 currency transactions........      (9,044)      (12,794)     (9,149)   (5,969)
                                  --------      --------    --------  --------
NET ASSETS....................    $189,699      $192,152    $244,450  $519,033
                                  ========      ========    ========  ========
Net Assets
 Investor A...................    $ 35,560      $ 16,319    $ 60,009  $ 19,343
 Investor B...................       1,382         2,031      25,467     6,534
 Investor C...................       2,064           228         153       583
 Institutional................     150,693       173,574     158,821   492,573
                                  --------      --------    --------  --------
   Total......................    $189,699      $192,152    $244,450  $519,033
                                  ========      ========    ========  ========
Outstanding units of
 beneficial interest (shares)
 Investor A...................       3,745         1,656       6,483     1,948
 Investor B...................         145           207       2,758       657
 Investor C...................         222            24          17        59
 Institutional................      15,871        17,620      17,158    49,358
                                  --------      --------    --------  --------
   Total......................      19,983        19,507      26,416    52,022
                                  ========      ========    ========  ========
Net asset value--offering and
 redemption price per share
 Investor A...................       $9.50        $ 9.85       $9.26    $ 9.93
                                     =====        ======       =====    ======
 Investor B*..................       $9.50        $ 9.83       $9.23    $ 9.95
                                     =====        ======       =====    ======
 Investor C*..................       $9.28        $ 9.66       $9.20    $ 9.90
                                     =====        ======       =====    ======
 Institutional................       $9.50        $ 9.85       $9.26    $ 9.98
                                     =====        ======       =====    ======
Maximum Sales Charge (Investor
 A)...........................        4.00%         4.00%       4.00%     4.00%
                                     =====        ======       =====    ======
Maximum Offering Price
 (100%/(100%--Maximum Sales
 Charge) of net asset value
 adjusted to nearest cent) per
 share (Investor A)...........       $9.90        $10.26       $9.65    $10.34
                                     =====        ======       =====    ======

----------
* Redemption price per share varies by length of time shares are held.


See notes to financial statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Group of Funds           December 31, 1997             (Unaudited)

                                    (Amounts in Thousands, except Per Share Amounts)
                                                MICHIGAN
                                     MUNICIPAL  MUNICIPAL  CONSERVATIVE  BALANCED
                                       BOND       BOND      ALLOCATION  ALLOCATION
                                       FUND       FUND         FUND        FUND
                                     ---------  ---------  ------------ ----------
ASSETS:
Investments, at value (cost
 $133,324; $236,383; $14,555; and
 $238,844, respectively)...........  $137,728   $250,261     $15,164     $264,751
Repurchase agreements, at cost.....       --         --          859       17,512
                                     --------   --------     -------     --------
TOTAL INVESTMENTS..................   137,728    250,261      16,023      282,263
Cash...............................       --         --            1            1
Interest and dividends receivable..     2,509      3,807         209        2,188
Receivable from brokers for
 investments sold..................       --         --          --           185
Receivable for capital shares
 issued............................       --          39         --            65
Prepaid expenses and other assets..       --           1         --            41
                                     --------   --------     -------     --------
TOTAL ASSETS.......................   140,237    254,108      16,233      284,743
                                     --------   --------     -------     --------
LIABILITIES:
Payable to brokers for investments
 purchased.........................       --         --          --             6
Payable for capital shares
 redeemed..........................        68        106         --            10
Accrued expenses and other
 payables:
 Investment advisory fees..........         2          4         --             6
 Administration fees...............         6         11           2           24
 12b-1 fees (Investor A)...........         2          9         --             4
 12b-1 fees (Investor B)...........       --           3         --             5
 12b-1 fees (Investor C)...........       --         --          --             1
 Accounting fees...................         1          2           1            2
 Transfer agent fees...............         5         15          18          --
 Audit fees........................         5          5          10            4
 Custodian fees....................         3          5         --             4
 Other.............................        66         38           2            3
                                     --------   --------     -------     --------
TOTAL LIABILITIES..................       158        198          33           69
                                     --------   --------     -------     --------
NET ASSETS:
Paid-in capital....................   135,607    239,660      15,630      258,160
Accumulated undistributed
 (distributions in excess of) net
 investment income.................       (69)       (86)         (6)         249
Net unrealized appreciation
 (depreciation) from investments
 and translation of assets and
 liabilities in foreign currencies.     4,404     13,878         609       25,920
Accumulated undistributed net
 realized gains (losses) from
 investment and foreign currency
 transactions......................       137        458         (33)         345
                                     --------   --------     -------     --------
NET ASSETS.........................  $140,079   $253,910     $16,200     $284,674
                                     ========   ========     =======     ========
Net Assets
 Investor A........................  $ 10,053   $ 42,004     $   --      $ 19,077
 Investor B........................       771      3,941         --         7,249
 Investor C........................       --         --          --           986
 Institutional.....................   129,255    207,965      16,200      257,362
                                     --------   --------     -------     --------
   Total...........................  $140,079   $253,910     $16,200     $284,674
                                     ========   ========     =======     ========
Outstanding units of beneficial
 interest (shares)
 Investor A........................       952      3,788         --         1,462
 Investor B........................        73        355         --           556
 Investor C........................       --         --          --            76
 Institutional.....................    12,240     18,751       1,518       19,747
                                     --------   --------     -------     --------
   Total...........................    13,265     22,894       1,518       21,841
                                     ========   ========     =======     ========
Net asset value--offering and
 redemption price per share
 Investor A........................    $10.56     $11.09         --        $13.05
                                       ======     ======      ======       ======
 Investor B*.......................    $10.54     $11.10         --        $13.05
                                       ======     ======      ======       ======
 Investor C*.......................       --         --          --        $12.96
                                       ======     ======      ======       ======
 Institutional.....................    $10.56     $11.09      $10.67       $13.03
                                       ======     ======      ======       ======
Maximum Sales Charge (Investor A)..      4.00%      4.00%        --          4.50%
                                       ======     ======      ======       ======
Maximum Offering Price
 (100%/(100%--Maximum Sales Charge)
 of net asset value adjusted to
 nearest cent) per share (Investor
 A)................................    $11.00     $11.55     $   --        $13.66
                                       ======     ======     =======       ======

-----------
* Redemption price per share varies by length of time shares are held.



See notes to financial statements.

Statements of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Group of Funds           December 31, 1997             (Unaudited)


                                               (Amounts in Thousands, except
                                                     Per Share Amounts)
                                               AGGRESSIVE  EQUITY   EMERGING
                                               ALLOCATION  INCOME   MARKETS
                                                  FUND      FUND    FUND(A)
                                               ---------- --------  --------
ASSETS:
Investments, at value (cost $34,163; $273,548
 and 0, respectively)........................   $37,646   $393,836   $  --
Repurchase agreements, at cost...............     2,096      7,977      --
                                                -------   --------   ------
TOTAL INVESTMENTS............................    39,742    401,813      --
Cash.........................................       --           1       10
Interest and dividends receivable............       192      1,411      --
Receivable from brokers for investments sold.        50        --       --
Receivable for capital shares issued.........       --         147      --
Prepaid expenses and other assets............         7          1      --
                                                -------   --------   ------
TOTAL ASSETS.................................    39,991    403,373       10
                                                -------   --------   ------
LIABILITIES:
Cash overdraft...............................        18        --       --
Payable for capital shares redeemed..........       --          67      --
Accrued expenses and other payables:
 Investment advisory fees....................         1         11      --
 Administration fees.........................         3         34      --
 12b-1 fees (Investor A).....................       --          21      --
 12b-1 fees (Investor B).....................       --          15      --
 Accounting fees.............................       --           4      --
 Transfer agent fees.........................         8          5      --
 Audit fees..................................         3          7      --
 Trustees' fees and expenses.................       --           1      --
 Custodian fees..............................        13         11      --
 Other.......................................         2         68      --
                                                -------   --------   ------
TOTAL LIABILITIES............................        48        244      --
                                                -------   --------   ------
NET ASSETS:
Paid-in capital..............................    37,050    265,492       10
Accumulated undistributed (distributions in
 excess of) net investment income............         6        133      --
Net unrealized appreciation (depreciation)
 from investments and translation of assets
 and liabilities in foreign currencies.......     3,463    120,288      --
Accumulated undistributed net realized gains
 (losses) from investment and foreign
 currency transactions.......................      (576)    17,216      --
                                                -------   --------   ------
NET ASSETS...................................   $39,943   $403,129   $   10
                                                =======   ========   ======
Net Assets
 Investor A..................................   $   --    $103,293   $    2
 Investor B..................................       --      24,956        2
 Investor C..................................       --         852        2
 Institutional...............................    39,943    274,028        2
 Institutional Z.............................       --         --         2
                                                -------   --------   ------
   Total.....................................   $39,943   $403,129   $   10
                                                =======   ========   ======
Outstanding units of beneficial interest
 (shares)
 Investor A..................................       --       5,915      --
 Investor B..................................       --       1,435      --
 Investor C..................................       --          49      --
 Institutional...............................     3,669     15,769      --
 Institutional Z.............................       --         --       --
                                                -------   --------   ------
   Total.....................................     3,669     23,168      --
                                                =======   ========   ======
Net asset value--offering and redemption
 price per share
 Investor A..................................       --      $17.46   $10.00
                                                 ======     ======   ======
 Investor B*.................................       --      $17.39   $10.00
                                                 ======     ======   ======
 Investor C*.................................       --      $17.49   $10.00
                                                 ======     ======   ======
 Institutional...............................    $10.88     $17.38   $10.00
                                                 ======     ======   ======
 Institutional Z.............................       --         --    $10.00
                                                 ======     ======   ======
 Maximum Sales Charge (Investor A)...........       --        4.50%    4.50%
                                                 ======     ======   ======
 Maximum Offering Price (100%/(100%--Maximum
  Sales Charge) of net asset value adjusted
  to nearest cent) per share (Investor A)....       --      $18.28   $10.47
                                                 ======     ======   ======

-----------
*Redemption price per share varies by length of time shares are held.
(a)Commencement of operations was December 29, 1997. Due to the short period in operation, figures were below the thousand dollar threshold.



See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1997
                                                                     (Unaudited)

                                              (Amounts in Thousands)
                                       PRIME    U.S. GOVERNMENT  TAX-
                                    OBLIGATIONS   OBLIGATIONS    FREE   TREASURY
                                       FUND          FUND        FUND     FUND
                                    ----------- ---------------  ----   --------
INVESTMENT INCOME:
Interest income...................    $23,971       $10,917     $3,142  $13,885
Dividend income...................        --            --          79      --
                                      -------       -------     ------  -------
TOTAL INCOME......................     23,971        10,917      3,221   13,885
                                      -------       -------     ------  -------

EXPENSES:
Investment advisory fees..........      1,676           782        351      996
Administration fees...............        838           391        175      498
12b-1 fees (Investor A)...........        241           251         71      214
Accounting fees...................         75            37         20       45
Custodian fees....................         40            17          7       19
Legal fees........................         11             5        --         6
Audit fees........................          9             5        --         6
Trustees' fees and expenses.......          6             2          1        2
Transfer agent fees...............         73            41         31       38
Registration and filing fees......         22             8        --         3
Printing costs....................         67            28         14       34
Other.............................          7             3          1        3
                                      -------       -------     ------  -------
TOTAL EXPENSES....................      3,065         1,570        671    1,864
                                      -------       -------     ------  -------
Less: Expenses voluntarily
 reduced..........................       (229)         (189)       (60)    (377)
                                      -------       -------     ------  -------
Net Expenses......................      2,836         1,381        611    1,487
                                      -------       -------     ------  -------
Net Investment Income.............     21,135         9,536      2,610   12,398
                                      -------       -------     ------  -------

REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions..........        --              6        --        26
                                      -------       -------     ------  -------
Net realized gains (losses) from
 investments......................        --              6        --        26
                                      -------       -------     ------  -------
Change in net assets resulting
 from operations..................    $21,135       $ 9,542     $2,610  $12,424
                                      =======       =======     ======  =======

See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1997
                                                                     (Unaudited)


                                            (Amounts in Thousands)
                              SMALL           MID           LARGE      INTERNATIONAL
                          CAPITALIZATION CAPITALIZATION CAPITALIZATION   DISCOVERY
                               FUND           FUND           FUND          FUND
                          -------------- -------------- -------------- -------------
INVESTMENT INCOME:
Interest income.........     $  1,747       $ 1,206        $   452       $    606
Dividend income.........          297           668          1,339          1,903
Withholding tax expense.          --             (8)           --             (56)
                             --------       -------        -------       --------
TOTAL INCOME............        2,044         1,866          1,791          2,453
                             --------       -------        -------       --------
EXPENSES:
Investment advisory
 fees...................        4,509         3,399          1,419          2,741
Administration fees.....          902           680            355            477
12b-1 fees (Investor A).          259           110             19             60
12b-1 fees (Investor B).          185            88             21             50
12b-1 fees (Investor C).           58             8            --               3
Accounting fees.........          111            86             50            100
Custodian fees..........           34            25             15            207
Legal fees..............           11             7              4              6
Audit fees..............            9             7              5              5
Trustees' fees and
 expenses...............            3             3              1              2
Transfer agent fees.....          329           158             57            147
Registration and filing
 fees...................           45            22             28             20
Printing costs..........           66            43             27             33
Insurance...............            6             7              2              3
Other...................           85            32              7             18
                             --------       -------        -------       --------
TOTAL EXPENSES..........        6,612         4,675          2,010          3,872
                             --------       -------        -------       --------
Net Investment Income
 (Loss).................       (4,568)       (2,809)          (219)        (1,419)
                             --------       -------        -------       --------
REALIZED/UNREALIZED
GAINS (LOSSES) FROM
INVESTMENTS AND FOREIGN
CURRENCIES:
Net realized gains
 (losses) from
 investment and foreign
 currency transactions..       49,010        85,371         23,866         10,047
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....      (59,162)      (23,104)         7,260        (48,166)
                             --------       -------        -------       --------
Net realized/unrealized
 gains (losses) from
 investments and foreign
 currencies.............      (10,152)       62,267         31,126        (38,119)
                             --------       -------        -------       --------
Change in net assets
 resulting from
 operations.............     $(14,720)      $59,458        $30,907       $(39,538)
                             ========       =======        =======       ========


See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1997
                                                                     (Unaudited)

                                                (Amounts in Thousands)
                                       LIMITED  INTERMEDIATE    U.S.
                                       MATURITY  GOVERNMENT  GOVERNMENT
                                         BOND   OBLIGATIONS    INCOME    BOND
                                         FUND       FUND        FUND     FUND
                                       -------- ------------ ---------- -------
INVESTMENT INCOME:
Interest income......................   $5,823     $6,800     $10,118   $18,159
Dividend income......................      --         --          --        475
                                        ------     ------     -------   -------
TOTAL INCOME.........................    5,823      6,800      10,118    18,634
                                        ------     ------     -------   -------

EXPENSES:
Investment advisory fees.............      659        753         897     1,984
Administration fees..................      178        203         243       536
12b-1 fees (Investor A)..............       39         22          75        24
12b-1 fees (Investor B)..............        6          8          92        24
12b-1 fees (Investor C)..............        4        --            1         2
Accounting fees......................       32         36          59        77
Custodian fees.......................        7          9           9        23
Legal fees...........................        2          2           3         6
Audit fees...........................        3          3           3         6
Trustees' fees and expenses..........        1          1           1         2
Transfer agent fees..................       43         56          78        72
Registration and filing fees.........       14         (6)         16        18
Printing costs.......................       14         28          22        42
Insurance............................        1          2           2         4
Other................................        3          3          31         9
                                        ------     ------     -------   -------
TOTAL EXPENSES.......................    1,006      1,120       1,532     2,829
                                        ------     ------     -------   -------
Expenses voluntarily reduced.........     (214)       (92)       (414)     (241)
                                        ------     ------     -------   -------
NET EXPENSES.........................      792      1,028       1,118     2,588
                                        ------     ------     -------   -------
Net Investment Income (Loss).........    5,031      5,772       9,000    16,046
                                        ------     ------     -------   -------

REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions.............       45      2,109         380    12,413
Net change in unrealized appreciation
 (depreciation) from investments.....      224      1,003       2,371     2,833
                                        ------     ------     -------   -------
Net realized/unrealized gains
 (losses) from investments...........      269      3,112       2,751    15,246
                                        ------     ------     -------   -------
Change in net assets resulting from
 operations..........................   $5,300     $8,884     $11,751   $31,292
                                        ======     ======     =======   =======


See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1997
                                                                     (Unaudited)

                                              (Amounts in Thousands)
                                              MICHIGAN
                                    MUNICIPAL MUNICIPAL CONSERVATIVE  BALANCED
                                      BOND      BOND     ALLOCATION  ALLOCATION
                                      FUND      FUND        FUND        FUND
                                    --------- --------- ------------ ----------
INVESTMENT INCOME:
Interest income...................   $3,392    $ 6,390      $333      $ 4,830
Dividend income...................       17         18        11          369
Withholding tax expense...........      --         --        --            (9)
                                     ------    -------      ----      -------
TOTAL INCOME......................    3,409      6,408       344        5,190
                                     ------    -------      ----      -------

EXPENSES:
Investment advisory fees..........      536        927        71        1,407
Administration fees...............      145        250        14          281
12b-1 fees (Investor A)...........       13         50       --            24
12b-1 fees (Investor B)...........        3         14       --            26
12b-1 fees (Investor C)...........      --         --        --             4
Accounting fees...................       33         49         3           55
Custodian fees....................        6         10       --            24
Legal fees........................        2          3       --             3
Audit fees........................        3          4         5            4
Trustees' fees and expenses.......        1          1       --             1
Transfer agent fees...............       27         44         8           71
Registration and filing fees......       18        --          3           25
Printing costs....................        9         13         1           21
Insurance.........................        1          2       --             1
Other.............................        1          5       --            11
                                     ------    -------      ----      -------
TOTAL EXPENSES....................      798      1,372       105        1,958
                                     ------    -------      ----      -------
Expenses voluntarily reduced......     (210)      (363)      (21)        (352)
                                     ------    -------      ----      -------
NET EXPENSES......................      588      1,009        84        1,606
                                     ------    -------      ----      -------
Net Investment Income (Loss)......    2,821      5,399       260        3,584
                                     ------    -------      ----      -------
REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS AND FOREIGN
CURRENCIES:
Net realized gains (losses) from
 investment and foreign currency
 transactions.....................    1,771        826       167        5,072
Net change in unrealized
 appreciation (depreciation) from
 investments and translation of
 assets and liabilities in foreign
 currencies.......................    1,505      5,057       274        3,802
                                     ------    -------      ----      -------
Net realized/unrealized gains
 (losses) from investments and
 foreign currencies...............    3,276      5,883       441        8,874
                                     ------    -------      ----      -------
Change in net assets resulting
 from operations..................   $6,097    $11,282      $701      $12,458
                                     ======    =======      ====      =======


See notes to financial statements.

Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Group of Funds          For the six months ended December 31, 1997
                                                                     (Unaudited)

                                                     (Amounts in Thousands)
                                                  AGGRESSIVE EQUITY   EMERGING
                                                  ALLOCATION INCOME   MARKETS
                                                     FUND     FUND    FUND(A)
                                                  ---------- -------  --------
INVESTMENT INCOME:
Interest income..................................   $  448   $ 1,863    $--
Dividend income..................................       72     4,815     --
Withholding tax expense..........................       (2)       (3)    --
                                                    ------   -------    ----
TOTAL INCOME.....................................      518     6,675     --
                                                    ------   -------    ----
EXPENSES:
Investment advisory fees.........................      205     2,186     --
Administration fees..............................       41       437     --
12b-1 fees (Investor A)..........................      --        128     --
12b-1 fees (Investor B)..........................      --         87     --
12b-1 fees (Investor C)..........................      --          3     --
Accounting fees..................................       13        60     --
Custodian fees...................................       28        18     --
Legal fees.......................................      --          5     --
Audit fees.......................................      --          5     --
Trustees' fees and expenses......................      --          2     --
Transfer agent fees..............................        1       183     --
Registration and filing fees.....................        3       --      --
Printing costs...................................        2        30     --
Insurance........................................      --          4     --
Other............................................      --         30     --
                                                    ------   -------    ----
TOTAL EXPENSES...................................      293     3,178     --
                                                    ------   -------    ----
Expenses voluntarily reduced.....................      (31)      --      --
                                                    ------   -------    ----
NET EXPENSES.....................................      262     3,178     --
                                                    ------   -------    ----
Net Investment Income (Loss).....................      256     3,497     --
                                                    ------   -------    ----
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS
AND FOREIGN CURRENCIES:
Net realized gains (losses) from investment and
 foreign currency transactions...................       60    45,452     --
Net change in unrealized appreciation
 (depreciation) from investments and translation
 of assets and liabilities in foreign currencies.    1,069   (13,492)    --
                                                    ------   -------    ----
Net realized/unrealized gains (losses) from
 investments and foreign currencies..............    1,129    31,960     --
                                                    ------   -------    ----
Change in net assets resulting from operations...   $1,385   $35,457    $--
                                                    ======   =======    ====

-------
(a) For the period from December 29, 1997 (commencement of operations) to December 31, 1997. Due to the short period in operation, figures were below the thousand dollar threshold.


See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Group of Funds


                                                             (Amounts in Thousands)
                                 PRIME               U.S. GOVERNMENT
                              OBLIGATIONS              OBLIGATIONS              TAX-FREE                TREASURY
                                 FUND                     FUND                    FUND                    FUND
                        -----------------------  -----------------------  ---------------------  -----------------------
                         SIX MONTHS     YEAR      SIX MONTHS     YEAR      SIX MONTHS    YEAR     SIX MONTHS     YEAR
                           ENDED       ENDED        ENDED       ENDED        ENDED      ENDED       ENDED       ENDED
                        DECEMBER 31,  JUNE 30,   DECEMBER 31,  JUNE 30,   DECEMBER 31, JUNE 30,  DECEMBER 31,  JUNE 30,
                            1997        1997         1997        1997         1997       1997        1997        1997
                        ------------ ----------  ------------ ----------  ------------ --------  ------------ ----------
                        (UNAUDITED)              (UNAUDITED)              (UNAUDITED)            (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)..............   $   21,135  $   42,020    $  9,536   $   20,287    $  2,610   $  4,686    $ 12,398   $   19,396
 Net realized gains
  (losses) from
  investment
  transactions........          --            6           6           (3)        --         (28)         26           46
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
Change in net assets
 resulting from
 operations...........       21,135      42,026       9,542       20,284       2,610      4,658      12,424       19,442
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
DISTRIBUTIONS TO
INVESTOR A
SHAREHOLDERS:
 From net investment
  income..............       (4,798)     (8,431)     (4,824)      (9,313)       (827)    (1,450)     (4,196)      (6,104)
 From net realized
  gains from
  investment
  transactions........          --          --          --           --          --         --          (20)         --
DISTRIBUTIONS TO
INVESTOR B
SHAREHOLDERS(A):
 From net investment
  income..............           (1)        --          --           --          --         --          --           --
DISTRIBUTIONS TO
INSTITUTIONAL
SHAREHOLDERS:
 From net investment
  income..............      (16,334)    (33,589)     (4,675)     (10,974)     (1,783)    (3,236)     (8,202)     (13,292)
 From net realized
  gains from
  investment
  transactions........          --          --          --           --          --         --          (32)         --
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
Change in net assets
 from shareholder
 distributions........      (21,133)    (42,020)     (9,499)     (20,287)     (2,610)    (4,686)    (12,450)     (19,396)
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..............    1,084,651   1,684,473     467,442    1,128,455     273,682    407,038     850,660    1,723,599
 Dividends reinvested.        4,763       8,193         734        1,537         484        824         282          627
 Cost of shares
  redeemed............   (1,087,782) (1,563,855)   (523,933)  (1,102,140)   (246,672)  (399,351)   (870,662)  (1,606,028)
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
Change in net assets
 from capital
 transactions.........        1,632     128,811     (55,757)      27,852      27,494      8,511     (19,720)     118,198
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
Change in net assets..        1,634     128,817     (55,714)      27,849      27,494      8,483     (19,746)     118,244
NET ASSETS:
 Beginning of period..      872,370     743,553     422,244      394,395     156,350    147,867     500,383      382,139
                         ----------  ----------    --------   ----------    --------   --------    --------   ----------
 End of period........   $  874,004  $  872,370    $366,530   $  422,244    $183,844   $156,350    $480,637   $  500,383
                         ==========  ==========    ========   ==========    ========   ========    ========   ==========

-------
(a) Commencement of operations for the Prime Obligations Fund was September 26, 1997.


See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                              (Amounts in Thousands)
                                   SMALL                    MID                    LARGE               INTERNATIONAL
                               CAPITALIZATION          CAPITALIZATION          CAPITALIZATION            DISCOVERY
                                    FUND                    FUND                    FUND                    FUND
                           ----------------------  ----------------------  ----------------------  ----------------------
                            SIX MONTHS    YEAR      SIX MONTHS    YEAR      SIX MONTHS    YEAR      SIX MONTHS    YEAR
                              ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                           DECEMBER 31, JUNE 30,   DECEMBER 31, JUNE 30,   DECEMBER 31, JUNE 30,   DECEMBER 31, JUNE 30,
                               1997       1997         1997       1997         1997       1997         1997       1997
                           ------------ ---------  ------------ ---------  ------------ ---------  ------------ ---------
                           (UNAUDITED)             (UNAUDITED)             (UNAUDITED)             (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................    $  (4,568)  $  (7,542)  $  (2,809)  $  (5,674)   $   (219)  $     622    $ (1,419)  $    (577)
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.       49,010      47,197      85,371      90,985      23,866      16,112      10,047      12,746
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....      (59,162)    (53,844)    (23,104)    (46,690)      7,260      75,519     (48,166)     55,463
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
Change in net assets
 resulting from
 operations.............      (14,720)    (14,189)     59,458      38,621      30,907      92,253     (39,538)     67,632
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
DISTRIBUTIONS TO INVESTOR
A SHAREHOLDERS:
 From net investment
  income................          --          --          --          --          --           (4)        --          --
 From net realized gains
  from investment and
  foreign currency
  transactions..........       (8,917)    (25,439)    (15,794)    (23,501)     (1,922)        (19)     (1,516)        --
DISTRIBUTIONS TO INVESTOR
B SHAREHOLDERS:
 From net realized gains
  from investment and
  foreign currency
  transactions..........       (2,324)     (5,903)     (4,492)     (5,643)       (708)        (12)       (442)        --
DISTRIBUTIONS TO INVESTOR
C SHAREHOLDERS:
 From net realized gains
  from investment and
  foreign currency
  transactions..........         (759)     (1,578)       (409)       (458)        (14)        --          (32)        --
DISTRIBUTIONS TO
INSTITUTIONAL
SHAREHOLDERS:
 From net investment
  income................          --          --          --          --          --         (728)        --          --
 In excess of net
  investment income.....          --          --          --          --          --          --          --         (108)
 From net realized gains
  from investment and
  foreign currency
  transactions..........      (27,708)    (78,723)    (97,196)   (167,629)    (36,001)     (2,346)    (13,139)        --
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
Change in net assets
 from shareholder
 distributions..........      (39,708)   (111,643)   (117,891)   (197,231)    (38,645)     (3,109)    (15,129)       (108)
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      473,828   1,051,669     192,415     344,245      51,596     151,936      45,868     188,198
 Dividends reinvested...       31,608      85,417      87,033     140,424      26,512       2,462       9,533          62
 Cost of shares
  redeemed..............     (466,416)   (909,908)   (241,320)   (411,014)    (84,841)   (165,363)    (42,814)   (180,358)
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
Change in net assets
 from share
 transactions...........       39,020     227,178      38,128      73,655      (6,733)    (10,965)     12,587       7,902
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
Change in net assets....      (15,408)    101,346     (20,305)    (84,955)    (14,471)     78,179     (42,080)     75,426
NET ASSETS:
 Beginning of period....      853,289     751,943     648,728     733,683     354,820     276,641     489,059     413,633
                            ---------   ---------   ---------   ---------    --------   ---------    --------   ---------
 End of period..........    $ 837,881   $ 853,289   $ 628,423   $ 648,728    $340,349   $ 354,820    $446,979   $ 489,059
                            =========   =========   =========   =========    ========   =========    ========   =========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Group of Funds


                                                            (Amounts in Thousands)
                                                      INTERMEDIATE               U.S.
                                  LIMITED              GOVERNMENT             GOVERNMENT
                               MATURITY BOND           OBLIGATIONS              INCOME                   BOND
                                   FUND                   FUND                   FUND                    FUND
                           ---------------------  ---------------------  ---------------------  ----------------------
                            SIX MONTHS    YEAR     SIX MONTHS    YEAR     SIX MONTHS    YEAR     SIX MONTHS    YEAR
                              ENDED      ENDED       ENDED      ENDED       ENDED      ENDED       ENDED       ENDED
                           DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,
                               1997       1997        1997       1997        1997       1997        1997       1997
                           ------------ --------  ------------ --------  ------------ --------  ------------ ---------
                           (UNAUDITED)            (UNAUDITED)            (UNAUDITED)            (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................     $  5,031   $  9,196    $  5,772   $ 12,905    $  9,000   $ 16,601    $ 16,046   $  33,325
 Net realized gains
  (losses) from
  investment
  transactions..........           45       (256)      2,109      1,200         380     (2,156)     12,413       5,014
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........          224        467       1,003       (461)      2,371        (99)      2,833       4,705
                             --------   --------    --------   --------    --------   --------    --------   ---------
Change in net assets
 resulting from
 operations.............        5,300      9,407       8,884     13,644      11,751     14,346      31,292      43,044
                             --------   --------    --------   --------    --------   --------    --------   ---------
DISTRIBUTIONS TO INVESTOR
A SHAREHOLDERS:
 From net investment
  income................         (867)    (1,142)       (513)    (1,130)     (2,213)    (3,562)       (624)     (1,195)
 Tax return of capital..          --          (6)        --         --          --        (661)        --          --
DISTRIBUTIONS TO INVESTOR
B SHAREHOLDERS:
 From net investment
  income................          (36)       (78)        (53)       (90)       (814)    (1,259)       (175)       (256)
 Tax return of capital..          --         --          --         --          --        (233)        --          --
DISTRIBUTIONS TO INVESTOR
C SHAREHOLDERS:
 From net investment
  income................          (23)        (1)         (6)        (7)         (3)        (4)        (15)        (17)
 Tax return of capital..          --         --          --         --          --          (1)        --          --
DISTRIBUTIONS TO
INSTITUTIONAL
SHAREHOLDERS:
 From net investment
  income................       (4,289)    (8,051)     (5,751)   (11,898)     (6,014)    (9,151)    (16,776)    (31,847)
 Tax return of capital..          --         (29)        --         --          --      (1,697)        --          --
                             --------   --------    --------   --------    --------   --------    --------   ---------
Change in net assets
 from shareholder
 distributions..........       (5,215)    (9,307)     (6,323)   (13,125)     (9,044)   (16,568)    (17,590)    (33,315)
                             --------   --------    --------   --------    --------   --------    --------   ---------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................       61,732     67,317      13,214     28,502      39,485     72,865      50,610      99,111
 Dividends reinvested...        2,300      4,250       1,890      3,965       2,449      4,289      11,998      23,608
 Cost of shares
  redeemed..............      (39,458)   (59,256)    (34,087)   (74,602)    (31,151)   (46,463)    (75,614)   (188,258)
                             --------   --------    --------   --------    --------   --------    --------   ---------
Change in net assets
 from share
 transactions...........       24,574     12,311     (18,983)   (42,135)     10,783     30,691     (13,006)    (65,539)
                             --------   --------    --------   --------    --------   --------    --------   ---------
Change in net assets....       24,659     12,411     (16,422)   (41,616)     13,490     28,469         696     (55,810)
NET ASSETS:
 Beginning of period....      165,040    152,629     208,574    250,190     230,960    202,491     518,337     574,147
                             --------   --------    --------   --------    --------   --------    --------   ---------
 End of period..........     $189,699   $165,040    $192,152   $208,574    $244,450   $230,960    $519,033   $ 518,337
                             ========   ========    ========   ========    ========   ========    ========   =========

See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Group of Funds


                                                             (Amounts in Thousands)
                                                        MICHIGAN
                                 MUNICIPAL              MUNICIPAL              CONSERVATIVE              BALANCED
                                   BOND                   BOND                  ALLOCATION              ALLOCATION
                                   FUND                   FUND                     FUND                    FUND
                           ---------------------  ---------------------  ------------------------- ---------------------
                            SIX MONTHS    YEAR     SIX MONTHS    YEAR     SIX MONTHS  DECEMBER 30,  SIX MONTHS    YEAR
                              ENDED      ENDED       ENDED      ENDED       ENDED       1996 TO       ENDED      ENDED
                           DECEMBER 31, JUNE 30,  DECEMBER 31, JUNE 30,  DECEMBER 31,   JUNE 30,   DECEMBER 31, JUNE 30,
                               1997       1997        1997       1997        1997       1997(A)        1997       1997
                           ------------ --------  ------------ --------  ------------ ------------ ------------ --------
                           (UNAUDITED)            (UNAUDITED)            (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)................     $  2,821   $  6,295    $  5,399   $ 10,862    $   260      $   139      $  3,584   $  5,337
 Net realized gains
  (losses) from
  investment and foreign
  currency transactions.        1,771        798         826        370        167         (102)        5,072     12,043
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments and
  translation of assets
  and liabilities in
  foreign currencies....        1,505        950       5,057      2,487        274          335         3,802      5,097
                             --------   --------    --------   --------    -------      -------      --------   --------
Change in net assets
 resulting from
 operations.............        6,097      8,043      11,282     13,719        701          372        12,458     22,477
                             --------   --------    --------   --------    -------      -------      --------   --------
DISTRIBUTIONS TO INVESTOR
A SHAREHOLDERS:
 From net investment
  income................         (215)      (344)       (956)    (1,596)       --           --           (270)      (454)
 From net realized gains
  from investment and
  foreign currency
  transactions..........         (172)       (42)       (112)      (125)       --           --           (504)    (1,957)
DISTRIBUTIONS TO INVESTOR
B SHAREHOLDERS:
 From net investment
  income................          (15)       (28)        (73)      (118)       --           --            (69)       (90)
 From net realized gains
  from investment and
  foreign currency
  transactions..........          (13)        (5)        (11)       (11)       --           --           (192)      (547)
DISTRIBUTIONS TO INVESTOR
C SHAREHOLDERS:
 From net investment
  income................          --         --          --         --         --           --             (9)       (10)
 From net realized gains
  from investment and
  foreign currency
  transactions..........          --         --          --         --         --           --            (26)       (56)
DISTRIBUTIONS TO
INSTITUTIONAL
SHAREHOLDERS:
 From net investment
  income................       (3,065)    (5,598)     (5,170)    (8,576)      (283)        (122)       (3,891)    (4,750)
 From net realized gains
  from investment and
  foreign currency
  transactions..........       (2,220)      (635)       (561)      (626)       (98)         --         (6,806)   (13,278)
                             --------   --------    --------   --------    -------      -------      --------   --------
Change in net assets
 from shareholder
 distributions..........       (5,700)    (6,652)     (6,883)   (11,052)      (381)        (122)      (11,767)   (21,142)
                             --------   --------    --------   --------    -------      -------      --------   --------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................        8,905     30,200      30,511     43,600      7,942       11,873        39,708    167,477
 Dividends reinvested...          679        686       1,668      2,460        379          122        10,666     17,657
 Cost of shares
  redeemed..............      (15,015)   (28,261)    (19,423)   (37,409)    (2,728)      (1,958)      (37,657)   (50,433)
                             --------   --------    --------   --------    -------      -------      --------   --------
Change in net assets
 from share
 transactions...........       (5,431)     2,625      12,756      8,651      5,593       10,037        12,717    134,701
                             --------   --------    --------   --------    -------      -------      --------   --------
Change in net assets....       (5,034)     4,016      17,155     11,318      5,913       10,287        13,408    136,036
NET ASSETS:
 Beginning of period....      145,113    141,097     236,755    225,437     10,287          --        271,266    135,230
                             --------   --------    --------   --------    -------      -------      --------   --------
 End of period..........     $140,079   $145,113    $253,910   $236,755    $16,200      $10,287      $284,674   $271,266
                             ========   ========    ========   ========    =======      =======      ========   ========

-------
(a) Period from commencement of operations.


See notes to financial statements.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Group of Funds


                                             (Amounts in Thousands)
                                 AGGRESSIVE                 EQUITY            EMERGING
                                 ALLOCATION                 INCOME            MARKETS
                                    FUND                     FUND               FUND
                          ------------------------- ----------------------  ------------
                           SIX MONTHS  DECEMBER 30,  SIX MONTHS    YEAR     DECEMBER 29,
                             ENDED       1996 TO       ENDED       ENDED      1997 TO
                          DECEMBER 31,   JUNE 30,   DECEMBER 31, JUNE 30,   DECEMBER 31,
                              1997       1997(A)        1997       1997       1997(B)
                          ------------ ------------ ------------ ---------  ------------
                          (UNAUDITED)               (UNAUDITED)             (UNAUDITED)
FROM INVESTMENT ACTIVI-
 TIES:
OPERATIONS:
 Net investment income
  (loss)................    $   256      $   232      $  3,497   $   7,779       --
 Net realized gains
  (losses) from invest-
  ment and foreign cur-
  rency transactions....         60         (648)       45,452      49,802       --
 Net change in
  unrealized apprecia-
  tion (depreciation)
  from investments and
  translation of assets
  and liabilities in
  foreign currencies....      1,069        2,394       (13,492)     38,267       --
                            -------      -------      --------   ---------      ----
Change in net assets re-
 sulting from opera-
 tions..................      1,385        1,978        35,457      95,848       --
                            -------      -------      --------   ---------      ----
DISTRIBUTIONS TO IN-
 VESTOR A SHAREHOLDERS:
 From net investment in-
  come..................        --           --           (707)     (1,408)      --
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --           --        (15,973)     (8,386)      --
DISTRIBUTIONS TO IN-
 VESTOR B SHAREHOLDERS:
 From net investment in-
  come..................        --           --            --         (150)      --
 In excess of net in-
  vestment income.......        --           --            (83)        --        --
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --           --         (3,858)     (1,419)      --
DISTRIBUTIONS TO IN-
 VESTOR C SHAREHOLDERS:
 From net investment in-
  come..................        --           --             (3)         (4)      --
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --           --           (116)        (25)      --
DISTRIBUTIONS TO INSTI-
 TUTIONAL SHAREHOLDERS:
 From net investment in-
  come..................       (275)        (195)       (2,571)     (6,142)      --
 From net realized gains
  from investment and
  foreign currency
  transactions..........        --           --        (48,180)    (32,123)      --
                            -------      -------      --------   ---------      ----
Change in net assets
 from shareholder dis-
 tributions.............       (275)        (195)      (71,491)    (49,657)      --
                            -------      -------      --------   ---------      ----
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................      6,813       39,922        19,645      78,441        10
 Dividends reinvested...        275          195        30,499      18,619       --
 Cost of shares re-
  deemed................     (7,298)      (2,857)      (48,098)   (138,602)      --
                            -------      -------      --------   ---------      ----
Change in net assets
 from share transac-
 tions..................       (210)      37,260         2,046     (41,542)       10
                            -------      -------      --------   ---------      ----
Change in net assets....        900       39,043       (33,988)      4,649        10
NET ASSETS:
 Beginning of period....     39,043          --        437,117     432,468       --
                            -------      -------      --------   ---------      ----
 End of period..........    $39,943      $39,043      $403,129   $ 437,117      $ 10
                            =======      =======      ========   =========      ====

-------
(a) Period from commencement of operations.
(b) Period from commencement of operations. Due to the short period in operation, figures were below the thousand dollar threshold.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                         DESCRIPTION                            COST
 --------- -------------------------------------------------------   -----------

 COMMERCIAL PAPER (83.7%):
 Automotive (7.1%):
  $ 2,100  Daimler Benz, 5.55%, 1/29/98...........................   $     2,091
    5,000  Daimler Benz, 5.59%, 3/24/98...........................         4,936
    5,000  Daimler Benz, 5.72%, 4/9/98............................         4,922
    5,800  Denso International America, 5.60%, 1/9/98.............         5,793
    5,000  Eaton, 5.53%, 3/26/98..................................         4,935
    5,000  Ford Credit Europe, 5.60%, 2/5/98......................         4,973
    5,000  Ford Motor Credit, 5.72%, 3/5/98.......................         4,950
    5,000  General Motor Acceptance Corp., 5.57%, 3/18/98.........         4,941
    5,000  General Motor Acceptance Corp., 5.56%, 3/27/98.........         4,934
    5,000  Paccar, 6.00%, 1/28/98.................................         4,978
    5,000  Paccar, 5.56%, 2/10/98.................................         4,969
    5,000  PHH, 5.70%, 3/4/98.....................................         4,951
    4,600  PHH, 5.71%, 3/27/98....................................         4,538
                                                                     -----------
                                                                          61,911
                                                                     -----------
 Banking (2.8%):
    5,000  ANZ Delaware, 5.55%, 2/20/98...........................         4,961
    5,000  Bank of America, 5.53%, 1/21/98........................         4,985
    5,000  First Chicago Financial, 5.60%,
            1/21/98...............................................         4,984
    5,000  First Chicago Financial, 5.55%,
            3/17/98...............................................         4,942
    5,000  First Chicago Financial, 5.68%,
            4/22/98...............................................         4,913
                                                                     -----------
                                                                          24,785
                                                                     -----------
 Banking & Financial Services (3.4%):
    5,000  ABN Amro, 5.72%, 3/10/98...............................         4,946
    5,000  ABN Amro, 5.55%, 4/16/98...............................         4,919
    5,000  Bbl North America, 5.55%, 1/5/98.......................         4,997
    5,000  Bil North America, 5.63%, 1/12/98......................         4,991
    5,000  Bil North America, 5.74%, 3/10/98......................         4,946
    5,000  Bil North America, 5.72%, 3/13/98......................         4,944
                                                                     -----------
                                                                          29,743
                                                                     -----------
 Beverages--Wine/Spirits (0.6%):
    5,000  Guiness PLC, 5.68%, 2/24/98............................         4,957
                                                                     -----------
 Chemicals (2.3%):
    5,000  Abbott Labs, 6.15%, 1/8/98.............................         4,994
    5,000  Akzo Nobel, 5.71%, 12/11/97............................         4,918
    5,000  Henkel KGAA, 5.52%, 1/21/98............................         4,985
    5,000  Monsanto, 5.54%, 1/7/98................................         4,995
                                                                     -----------
                                                                          19,892
                                                                     -----------
 COMMERCIAL PAPER, CONTINUED:
 Construction (1.1%):
    5,000  Cemex, 5.64%, 2/11/98..................................         4,968
    5,000  Cemex, 5.71%, 2/18/98..................................         4,962
                                                                     -----------
                                                                           9,930
                                                                     -----------
 Diversified Operation (0.8%):
    2,000  BTR Dunlop, 6.05%, 1/29/98.............................         1,991
    5,000  BTR Dunlop, 5.68%, 2/19/98.............................         4,961
                                                                     -----------
                                                                           6,952
                                                                     -----------
 Education (2.0%):
    5,000  Columbia University, 5.70%, 2/25/98....................         4,956
    5,000  Columbia University, 5.72%, 3/18/98....................         4,940
    5,000  Stanford University, 5.55%, 3/3/98.....................         4,953
    3,000  Stanford University, 5.63%, 5/11/98....................         2,939
                                                                     -----------
                                                                          17,788
                                                                     -----------
 Electrical & Electronic (0.6%):
    5,000  Avnet, 5.75%, 2/4/98...................................         4,973
                                                                     -----------
 Engineering (0.6%):
    5,000  Fluor, 6.07%, 1/30/98..................................         4,976
                                                                     -----------
 Financial Services (23.1%):
    5,000  ABB Treasury, 5.60%, 1/21/98...........................         4,984
    5,000  Abbey National, 5.54%, 3/17/98.........................         4,942
    5,000  Abbey National, 5.59%, 1/22/98.........................         4,984
    5,000  Abbey National, 5.55%, 2/25/98.........................         4,958
   10,000  American Express, 6.00%, 1/13/98.......................         9,981
    5,000  Associates Corp., 5.71%, 12/17/97......................         4,941
    5,000  Associates Corp., 5.55%, 1/21/98.......................         4,985
    5,000  Associates Corp., 5.60%, 1/23/98.......................         4,983
    5,000  Associates Corp., 5.73%, 3/20/98.......................         4,938
    5,000  Avco Financial, 5.70%, 3/5/98..........................         4,950
    5,000  Cargill Financial Services, 5.56%,
            2/9/98................................................         4,970
    5,000  Cargill Global Funding, 5.57%, 2/23/98.................         4,959
    5,000  Cargill Global Funding, 5.54%, 3/25/98.................         4,936
    5,000  Cargill Global Funding, 5.65%, 4/28/98.................         4,908
    5,000  Cregem N.A., 5.56%, 1/29/98............................         4,978
    5,000  Cregem N.A., 5.55%, 2/23/98............................         4,959
    5,000  Franklin Resources, 5.60%, 2/3/98......................         4,974
    5,000  Franklin Resources, 5.70%, 2/25/98.....................         4,956
    5,000  GE Capital, 5.60%, 1/8/98..............................         4,995
    5,000  GE Capital, 5.54%, 1/12/98.............................         4,992
    5,000  GE Capital, 5.54%, 2/11/98.............................         4,968
    5,000  GE Capital, 5.55%, 2/19/98.............................         4,962
    5,000  GE Capital, 5.64%, 5/18/98.............................         4,893
    5,000  Goldman Sachs Group, 5.65%, 5/7/98.....................         4,901
    5,000  Goldman Sachs Group, 5.70%, 5/13/98....................         4,896
    5,000  Goldman Sachs Group, 5.65%, 5/20/98....................         4,891
    5,000  International Lease, 5.54%, 1/7/98.....................         4,995

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                         DESCRIPTION                            COST
 --------- -------------------------------------------------------   -----------

 COMMERCIAL PAPER, CONTINUED:
 Financial Services, continued:
  $ 5,000  Island Finance, 5.57%, 1/14/98.........................   $     4,990
    5,000  Island Finance, 5.60%, 1/29/98.........................         4,978
    5,000  JP Morgan, 5.66%, 5/13/98..............................         4,896
    5,000  Merrill Lynch, 5.54%, 2/18/98..........................         4,963
    5,000  Merrill Lynch, 5.57%, 3/2/98...........................         4,954
    5,000  Merrill Lynch, 5.59% 4/6/98............................         4,926
    5,000  Merrill Lynch, 5.65%, 6/3/98...........................         4,880
    5,000  Morgan Stanley, 5.64%, 6/17/98.........................         4,869
    5,000  Novartis Finance, 5.92%, 1/29/98.......................         4,977
    5,000  Pemex, 5.78%, 2/18/98..................................         4,961
    5,000  Pemex, 5.73%, 3/19/98..................................         4,939
    5,000  Teco Finance, 5.82%, 2/3/98............................         4,973
    5,000  Westpac Capital Corp, 5.64%, 4/22/98...................         4,913
                                                                     -----------
                                                                         202,998
                                                                     -----------
 Food Products & Services (0.3%):
    2,750  AH Robins, 5.62%, 2/12/98..............................         2,732
                                                                     -----------
 Foreign Banking & Financial Services (17.2%):
    5,000  Bank of Australia, 5.53%, 1/9/98.......................         4,992
    5,000  Bank of Austria, 5.72%, 3/17/98........................         4,940
    5,000  Bank of Nova Scotia, 5.55%, 1/26/98....................         4,981
    5,000  Banque Generale Du, 5.70%, 2/25/98.....................         4,956
    5,000  Commonwealth Bank of Australia, 5.52%, 2/2/98..........         4,975
    5,000  Commonwealth Bank of Australia, 5.73%, 3/24/98.........         4,935
    5,000  Commonwealth Bank of Australia, 5.53%, 4/1/98..........         4,931
    5,000  Credit Suisse, 5.71%, 12/5/97..........................         4,951
    5,000  Credit Suisse, 5.69%, 2/18/98..........................         4,962
    5,000  Den Danske Bank, 5.54%, 2/5/98.........................         4,973
    5,000  Den Danske Bank, 5.56%, 3/9/98.........................         4,948
    5,000  Deutsche Bank, 5.59%, 4/17/98..........................         4,918
    5,000  Generale Bank, 5.61%, 1/22/98..........................         4,984
    5,000  Generale Bank, 5.72%, 3/18/98..........................         4,940
    5,000  International Nederladen, 5.68%, 2/19/98...............         4,961
    5,000  International Nederladen, 5.69%, 3/20/98...............         4,938
    5,000  International Nederladen, 5.65%, 6/4/98................         4,879
    5,000  Kredietbank N.A., 5.56%, 1/12/98.......................         4,992
    5,000  Kredietbank N.A., 5.53%, 1/22/98.......................         4,984
    5,000  Lloyds Bank PLC, 5.51%, 1/12/98........................         4,992
    5,000  Lloyds Bank PLC, 5.54%, 3/3/98.........................         4,953
    5,000  National Australia Funding, 5.72%, 3/9/98..............         4,947
    5,000  Nordbanken, 5.57%, 2/9/98..............................         4,970
    2,000  Oes Kontrollbank, 5.87%, 2/5/98........................         1,989
    5,000  Rabobank, 5.53%, 4/1/98................................         4,931
    5,000  Rabobank, 5.55% 4/14/98................................         4,921
    5,000  Societe Generale, 5.49%, 4/6/98........................         4,928

 COMMERCIAL PAPER, CONTINUED:
 Foreign Banking & Financial Services, continued:
    5,000  Svenska Handlesbanken, 5.51%,                                  4,991
           1/12/98................................................
    5,000  Svenska Handlesbanken, 5.48%,
           1/26/98................................................         4,981
    5,000  Svenska Handlesbanken, 5.49%,
           2/2/98.................................................         4,976
    5,000  Swedish Export Credit, 5.70%, 3/3/98...................         4,952
                                                                     -----------
                                                                         150,671
                                                                     -----------
 Foreign Governments (0.6%):
    5,000  Province of Quebec, 5.54%, 3/10/98.....................         4,948
                                                                     -----------
 Forest & Paper Products (1.1%):
   10,000  Kimberly-Clark, 6.20%, 1/9/98..........................         9,986
                                                                     -----------
 Health Care - Services (0.8%):
    2,500  Holy Cross Health System, 5.90%,
           2/9/98.................................................         2,484
    5,000  Holy Cross Health System, 5.80%, 3/23/98...............         4,935
                                                                     -----------
                                                                           7,419
                                                                     -----------
 Housewares (1.7%):
    5,000  Guardian Industries, 5.60%, 1/28/98....................         4,979
    5,000  Guardian Industries, 5.72%, 2/20/98....................         4,960
    5,000  Guardian Industries, 5.70%, 2/27/98....................         4,955
                                                                     -----------
                                                                          14,894
                                                                     -----------
 Industrial Goods & Services (0.6%):
    5,000  Hitachi America, 5.51% 1/27/98, Cp.....................         4,980
                                                                     -----------
 Insurance (2.3%):
    5,000  Allianz of America, 5.62%, 1/21/98.....................         4,984
    5,000  Allianz of America, 5.60%, 1/26/98.....................         4,981
    5,000  American Family Financial, 5.90%, 1/28/98..............         4,978
    5,000  New York Life, 5.85%, 2/2/98...........................         4,974
                                                                     -----------
                                                                          19,917
                                                                     -----------
 Machinery & Equipment (1.6%):
    5,000  Caterpillar Financial, 5.54%, 1/7/98...................         4,996
    4,170  Caterpillar Financial, 5.70%, 3/27/98..................         4,114
    5,000  Caterpillar Financial, 5.52%, 4/28/98..................         4,910
                                                                     -----------
                                                                          14,020
                                                                     -----------
 Manufacturing - Consumer Goods (0.6%):
    5,000  Pacific Dunlop Ltd, 5.73%, 3/3/98......................         4,951
                                                                     -----------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Prime Obligations Fund                                               (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                         DESCRIPTION                            COST
 --------- -------------------------------------------------------   -----------

 COMMERCIAL PAPER, CONTINUED:
 Metals & Mining (1.7%):
  $ 5,000  RTZ America, 5.53%, 1/14/98............................   $     4,991
    5,000  RTZ America, 5.56%, 2/11/98............................         4,968
    5,000  RTZ America, 5.52%, 3/20/98............................         4,940
                                                                     -----------
                                                                          14,899
                                                                     -----------
 Office Equipment & Services (0.6%):
    5,000  Rank Xerox, 5.80%, 2/5/98..............................         4,972
                                                                     -----------
 Oil & Exploration, Production & Services (3.7%):
    5,000  Colonial Pipeline, 5.63%, 4/22/98......................         4,913
    4,250  Colonial Pipeline, 5.55%, 4/3/98.......................         4,190
    3,000  Colonial Pipeline, 5.65%, 5/18/98......................         2,935
    5,000  Deer Park Refining, 5.70%, 1/15/98.....................         5,000
    5,000  Explorer Pipeline, 5.62%, 1/22/98......................         4,984
    5,000  Explorer Pipeline, 5.72%, 2/20/98......................         4,960
    5,000  Petro Bras, 5.70%, 3/31/98.............................         4,930
                                                                     -----------
                                                                          31,912
                                                                     -----------
 Pharmaceuticals (1.7%):
    5,000  American Homes Products, 5.54%,
            1/14/98...............................................         4,990
    5,000  Glaxo Welcome, 5.54%, 1/8/98...........................         4,995
    5,000  Glaxo Welcome, 5.54%, 1/20/98..........................         4,985
                                                                     -----------
                                                                          14,970
                                                                     -----------
 Telecommunications (0.6%):
    5,000  Bell Atlantic, 6.00%, 1/29/98..........................         4,977
                                                                     -----------
 Utilities (4.2%):
    5,000  Michigan Consolidated Gas, 5.56%, 1/28/98..............         4,979
    5,000  Michigan Consolidated Gas, 5.60%, 2/4/98...............         4,974
    5,000  National Rural Utilities, 5.52%, 1/13/98...............         4,991
    5,000  National Rural Utilities, 5.66%, 3/18/98...............         4,940
    5,000  Southern Calfornia Gas, 5.55%, 3/9/98..................         4,948
    5,000  Southern Co., 5.72%, 3/9/98............................         4,947
    7,000  Vattenfall Treasury, 5.72%, 3/30/98....................         6,902
                                                                     -----------
                                                                          36,681
                                                                     -----------
  Total Commercial Paper                                                 731,834
                                                                     -----------

 PRINCIPAL                        SECURITY                           AMORTIZED
  AMOUNT                         DESCRIPTION                           COST
 --------- ------------------------------------------------------   -----------

 CORPORATE BONDS (6.3%):
 Banking (1.1%):
  $ 5,000  Absit 97-C Goldman Sachs, 5.98%, 6/15/98..............   $     5,000
    5,000  Comercia Bank, 5.64%*, 6/10/98 .......................         4,999
                                                                    -----------
                                                                          9,999
                                                                    -----------
 Financial & Insurance (1.1%):
    5,000  SMM Trust, 5.91%*, 3/23/98............................         5,000
    5,000  SMM Trust 1997-I, 6.00%*, 5/29/98.....................         5,000
                                                                    -----------
                                                                         10,000
                                                                    -----------
 Financial Services (3.0%):
    5,000  Bear Stearns, 5.84%*, 6/16/98.........................         5,000
    5,000  Bear Stearns, 6.01%*, 11/12/98........................         5,000
    5,000  Comerica, 5.97%*, 10/21/98............................         4,998
    5,000  Travelers Funding, 5.96%*, 3/26/98....................         5,000
    5,000  Travelers Funding Agreement, 5.90%*,  8/17/98.........         5,000
                                                                    -----------
                                                                         24,998
                                                                    -----------
 Insurance (1.1%):
   10,000  Allstate Funding, 5.97%, 4/1/98.......................        10,000
                                                                    -----------
  Total Corporate Bonds                                                  54,997
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (0.6%):
 Student Loan Marketing Assoc. (0.6%):
    5,000  5.47%*, 11/10/98......................................         4,993
                                                                    -----------
  Total U.S. Government Agencies                                          4,993
                                                                    -----------
 REPURCHASE AGREEMENTS (9.8%):
   60,333  Goldman Sachs, 6.80%, 1/2/98, (Collateralized by
           $63,967 various U.S. Government securities 6.00%-
           6.92%, 1/25/24-2/15/27, market value-- $61,540).......        60,333
   25,000  Morgan Stanley, 6.85%, 1/2/98, (Collateralized by
           $26,300 various corporate bonds, 0.00%-7.50%, 4/15/01-
           8/15/03, market value--$26,586).......................        25,000
                                                                    -----------
  Total Repurchase Agreements                                            85,333
                                                                    -----------
  Total (Cost--$877,157)(a)                                         $   877,157
                                                                    ===========

-------
Percentages indicated are based on net assets of $874,004.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1997.
(a) Cost and value for federal income tax and financial reporting purposes are the same.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Obligations Fund                                     (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                        SECURITY                         AMORTIZED
  AMOUNT                        DESCRIPTION                          COST
 --------- -----------------------------------------------------   ---------

 U.S. GOVERNMENT AGENCIES (67.9%):
 Federal Farm Credit Bank (6.8%):
   $ 5,000 5.37%, 1/16/98.......................................   $  4,989
     5,000 0.00%, 1/30/98.......................................      4,977
     5,000 5.90%, 6/2/98........................................      5,003
     5,000 5.52%*, 7/1/98.......................................      4,998
     5,000 5.75%, 9/11/98.......................................      4,998
                                                                   --------
                                                                     24,965
                                                                   --------
 Federal Home Loan Bank (19.5%):
     5,000 5.55%, 1/2/98........................................      5,000
     7,535 5.65%, 1/7/98........................................      7,535
     5,000 5.39%, 1/8/98........................................      4,995
     4,125 5.36%, 1/9/98........................................      4,120
     5,000 5.35%, 1/14/98.......................................      4,990
    10,000 5.39%, 2/6/98........................................      9,946
     5,000 5.42%, 2/11/98.......................................      4,969
     5,000 5.41%, 2/17/98.......................................      4,965
     5,000 0.00%, 2/18/98.......................................      4,962
     5,000 5.42%, 2/20/98.......................................      4,962
     5,000 5.43%, 3/5/98........................................      4,952
     5,000 5.44%, 3/11/98.......................................      4,948
     5,000 5.75%*, 10/20/98.....................................      4,999
                                                                   --------
                                                                     71,343
                                                                   --------
 Federal Home Loan Mortgage Corp. (8.0%):
     5,000 5.65%, 1/23/98.......................................      4,983
     5,000 5.78%, 1/26/98.......................................      4,980
     5,000 5.75%, 1/27/98.......................................      4,979
     5,000 5.58%, 3/5/98........................................      4,951
     5,000 5.58%*, 4/15/98......................................      4,999
     4,560 5.57%, 6/5/98........................................      4,451
                                                                   --------
                                                                     29,343
                                                                   --------
 Federal National Mortgage Assoc. (25.4%):
     5,585 5.38%, 1/6/98........................................      5,581
     5,000 5.47%, 1/16/98.......................................      4,989
     5,000 0.00%, 1/26/98.......................................      4,980
     5,000 5.48%, 1/29/98.......................................      4,979
     5,000 5.52%, 2/20/98.......................................      4,962
     5,705 5.07%, 2/23/98.......................................      5,699
    10,000 0.00%*, 3/12/98......................................      9,892

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc., continued:
   $ 5,000 5.53%, 3/25/98..........................................   $  4,936
     5,000 5.79%, 3/25/98..........................................      5,000
     5,000 5.60%, 3/27/98..........................................      4,934
     5,000 5.80%, 3/30/98..........................................      4,932
     5,000 5.47%, 4/9/98...........................................      4,926
     5,000 5.55%, 4/15/98..........................................      4,920
    10,000 5.51%, 4/24/98..........................................      9,827
     5,000 5.46%, 5/11/98..........................................      4,901
     5,000 5.48%, 5/20/98..........................................      4,894
     2,395 5.96%, 5/21/98..........................................      2,396
                                                                      --------
                                                                        92,748
                                                                      --------
 Student Loan Marketing Assoc. (8.2%):
    10,250 5.42%*, 1/21/98.........................................     10,251
     5,000 5.60%, 8/11/98..........................................      4,993
     5,000 5.77%*, 11/4/98.........................................      4,998
    10,000 5.47%*, 11/10/98........................................      9,991
                                                                      --------
                                                                        30,233
                                                                      --------
  Total U.S. Government Agencies                                       248,632
                                                                      --------
 REPURCHASE AGREEMENTS (32.2%):
    68,092 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $71,053
           various U.S. Government securities, 6.30-6.66%, 9/15/23-
           11/15/27, market value--$69,454)........................     68,092
    25,000 Greenwich Capital, 6.10%, 7/1/97 (Collateralized by
           $29,559 various U.S. Government securities, 6.50-7.00%,
           7/1/11, market value $25,500)...........................     25,000
    25,000 HSBC Securities, Inc., 6.80%, 1/2/98 (collateralized by
           $24,475 Federal National Mortgage Assoc., 6.30%,
           12/3/01, market value--$25,504).........................     25,000
                                                                      --------
  Total Repurchase Agreements                                          118,092
                                                                      --------
  Total (Cost--$366,724)(a)                                           $366,724
                                                                      ========

-------
Percentages indicated are based on net assets of $366,530.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997.
(a) Cost for federal income tax and financial reporting purposes are the same.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)


 SHARES OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 ALTERNATIVE MINIMUM TAX PAPER (5.5%):
 Delaware (5.0%):
  $ 3,300  Economic Development Authority Revenue, Delmarva Power &
            Light Project, 4.00%*, 10/1/17**.......................   $  3,300
    4,575  Economic Development Authority Revenue, Delmarva Power &
            Light Project, 4.00%*, 10/1/29**.......................      4,575
    1,200  Economic Development Authority Revenue, Delmarva Power &
            Light Project, Series A, 4.00%*, 10/1/17**.............      1,200
                                                                      --------
                                                                         9,075
                                                                      --------
 Michigan (0.5%):
    1,000  Wayne Charter County, Airport Revenue, 3.85%*,
            12/1/16**..............................................      1,000
                                                                      --------
  Total Alternative Minimum Tax Paper                                   10,075
                                                                      --------
 GOVERNMENT BACKED MUNICIPAL BONDS (2.5%):
 Arizona (0.6%):
    1,000  Phoenix, Highway User Revenue, 6.90%, 7/1/98,
            Prerefunded 7/1/98 @ 102...............................      1,031
                                                                      --------
 Michigan (1.3%):
    2,500  Royal Oak, Hospital Financial Authority, William
            Beaumont Hospital, 7.38%, 1/1/20, Prerefunded 1/1/99 @
            102....................................................      2,634
                                                                      --------
 Missouri (0.6%):
    1,000  Kansas City, School District Building, 7.90%, 2/1/08,
            Prerefunded 2/1/98 @ 102...............................      1,023
                                                                      --------
  Total Government Backed Municipal Bonds                                4,688
                                                                      --------
 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER (91.5%):
 Arizona (0.7%):
    1,250  Pima County, 6.10%, 7/1/98..............................      1,264
                                                                      --------
 Colorado (4.4%):
    1,000  Denver City & County, Refunding Bonds, 5.60%, 8/1/98....      1,010
    2,900  Platte, 3.75%, 3/5/98...................................      2,900
    1,000  Platte River, 3.70%, 2/18/98............................      1,000
    3,200  Platte River, 3.85%, 1/22/98............................      3,200
                                                                      --------
                                                                         8,110
                                                                      --------
 Delaware (2.6%):
    2,600  Economic Development Authority Revenue, Hospital Revenue
            Bond - Series B, 4.25%*, 12/1/15**.....................      2,600
    2,165  State, G.O., Series A, 4.25%, 3/1/98....................      2,167
                                                                      --------
                                                                         4,767
                                                                      --------

 SHARES OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Georgia (2.7%):
  $ 1,400  Burke County, PCR, Development Authority, Refunding
            Bonds,
            3.80%, 5/28/98.........................................   $  1,400
    2,000  Municipal Gas Authority, Natural Gas Revenue, Southern
            Portfolio I Project, 3.65%*, 2/9/98** .................      2,000
    1,585  Municipal Gas Authority, Natural Gas Revenue, Southern
            Portfolio I Project, 3.65%*, 2/18/98** ................      1,585
                                                                      --------
                                                                         4,985
                                                                      --------
 Kansas (7.8%):
    2,900  Burlington, PCR, Kansas City Power & Light, Refunding
            Bonds, Series A,
            3.65%, 2/5/98 .........................................      2,900
    5,000  Burlington, PCR, Kansas City Power & Light, Refunding
            Bonds, Series A,
            3.65%, 11/15/98 .......................................      5,000
    2,200  Burlington, PCR, Kansas City Power, Refunding Bonds,
            3.80%*, 1/21/98** .....................................      2,200
    1,300  Burlington, PCR, Kansas City Power, Refunding Bonds,
            3.80%*, 1/21/98** .....................................      1,300
    3,000  State Department of Transportation, Highway Revenue,
            Series B,
            3.75%*, 9/1/14**.......................................      3,000
                                                                      --------
                                                                        14,400
                                                                      --------
 Kentucky (3.5%):
    6,400  Lexington-Fayette, Urban County Airport, 3.90%*,
            4/1/24**...............................................      6,400
                                                                      --------
 Louisiana (1.8%):
    1,300  De Soto Parish, PCR, Central Louisana Electric Co.,
            Refunding Bonds, Series A, 3.85%*, 7/1/18**............      1,300
    2,000  E Baton Rouge, 3.85%, 10/1/27**.........................      2,006
                                                                      --------
                                                                         3,306
                                                                      --------
 Maryland (1.6%):
    3,000  Montgomery County, 3.70%, 1/26/98.......................      3,000
                                                                      --------
 Michigan (6.8%):
    3,900  Housing Development Authority,
            3.80%*, 10/1/07**......................................      3,900
    2,000  Municipal Bond Authority, 4.50%, 7/2/98.................      2,006
      200  North Muskegon, Public School District, G.O., 7.00%,
            5/1/98.................................................        202

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)


 SHARES OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Michigan, continued:
  $ 1,000  Royal Oak, Hospital Financial Authority Revenue, G.O.,
            3.65%*, 1/1/03**.......................................   $  1,000
      300  Strategic Fund, 3.85%, 9/1/30...........................        300
    2,300  University of Michigan, Hospital Revenue, Series A,
            3.90%*, 12/1/19**......................................      2,300
    2,800  University of Michigan, Hospital Revenue, Series A,
            3.90%*, 12/1/27**......................................      2,800
                                                                      --------
                                                                        12,508
                                                                      --------
 Minnesota (2.6%):
    3,710  Rochester, Health Care Facilities Revenue, Mayo
            Foundation, Series E,
            4.70%*, 1/14/98**......................................      3,710
    1,000  State, Refunding Bonds, 6.60%, 8/1/99...................      1,016
                                                                      --------
                                                                         4,726
                                                                      --------
 North Carolina (4.2%):
    1,500  Eastern Municipal Power Authority,
            3.80%, 2/5/98..........................................      1,500
    5,000  Eastern Municipal Power Authority,
            3.75%, 3/10/98.........................................      5,000
    1,300  Eastern Municipal Power, Agency Power System Revenue,
            Series B,
            3.70%*, 3/10/98**......................................      1,300
                                                                      --------
                                                                         7,800
                                                                      --------
 Ohio (1.1%):
    2,000  Air Quality Development Authority Revenue, 3.80%*,
           3/1/18**................................................      2,000
                                                                      --------
 Pennsylvania (7.9%):
    2,500  Allegheny County, IDR, 3.85%*, 10/21/98**...............      2,500
    1,000  College Township, IDR,
           3.85%*, 11/1/11** ......................................      1,000
    6,120  Montgomery County, 3.75%, 2/11/98.......................      6,120
    4,900  State, 3.65%, 2/12/98...................................      4,900
                                                                      --------
                                                                        14,520
                                                                      --------
 South Dakota (1.1%):
    2,000  Ed Lns Inc., Hospital Revenue,
            3.85%, 8/1/02..........................................      2,000
                                                                      --------
 Texas (13.4%):
    2,300  Harris County, Health Facilities Development Corp.,
            Hospital Revenue, Refunding Bonds, 3.85%*, 2/1/26** ...      2,300
    2,100  Harris County, IDR, 4.80%*, 3/1/24......................      2,100

 SHARES OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------

 MUNICIPAL BONDS, NOTES, & COMMERCIAL PAPER, CONTINUED:
 Texas, continued:
  $ 6,200  Harris County, Texas Health Facilities Authority,
            Methodist Hospital,
            3.85%*, 12/1/25........................................   $  6,201
    2,000  Houston, 3.75%, 1/28/98.................................      2,000
    4,100  Houston, 3.75%, 3/24/98.................................      4,100
    5,000  San Antonio, 3.75%, 2/10/98.............................      5,000
    2,000  San Antonio, 3.65%, 2/11/98.............................      2,000
    1,000  San Antonio, 3.65%, 3/12/98.............................      1,000
                                                                      --------
                                                                        24,701
                                                                      --------
 Utah (4.1%):
    5,300  Salt Lake County, PCR, Service Station Holding Project,
            Series B,
            3.80%*, 8/1/07**.......................................      5,300
    2,200  State Recreational Facilities Improvement, 5.00%,
            7/1/98.................................................      2,213
                                                                      --------
                                                                         7,513
                                                                      --------
 Virginia (2.0%):
    3,700  Alexandria Industrial Development Authority, 3.95%*,
            12/1/16**..............................................      3,700
                                                                      --------
 Washington (5.9%):
    2,300  King City, 3.65%, 3/26/98...............................      2,300
    3,000  State, 5.00%, 5/1/98....................................      3,012
    5,500  State, Water Utility, 4.40%, 5/1/98.....................      5,511
                                                                      --------
                                                                        10,823
                                                                      --------
 Wyoming (17.3%):
    2,400  Converse County, PCR, Pacificorp Projects, 4.90%*,
            11/1/24................................................      2,400
    2,500  Lincoln County, PCR, 3.70%*, 1/20/98....................      2,500
    4,000  Lincoln County, PCR, 3.70%*, 2/17/98....................      4,000
    3,400  Lincoln County, PCR, 3.70%*, 2/23/98....................      3,400
    5,600  Lincoln County, PCR, Exxon Project, Series B, 5.10%*,
            11/1/14................................................      5,601
    2,000  Lincoln County, PCR, Exxon Project, Series B, 3.85%*,
            7/1/17**...............................................      2,000
    3,400  Lincoln County, PCR, Exxon Project, Series C, 3.95%*,
            7/1/17**...............................................      3,400
    4,600  Platte County, 3.65%, 6/1/18**..........................      4,600
    3,800  Sweetwater County, PCR, PacifiCorp Projects, 3.85%*,
            11/1/24**..............................................      3,800
                                                                      --------
                                                                        31,701
                                                                      --------
  Total Municipal Bonds, Notes, & Commercial Paper                     168,224
                                                                      --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Tax-Free Fund                                                        (Unaudited)
(Amounts in Thousands)


 SHARES OR
 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------

 INVESTMENT COMPANIES (0.1%):
     150   Muni Cash Mutual Fund....................................   $    150
      11   PIMC Muni Fund...........................................         11
                                                                       --------
  Total Investment Companies                                                161
                                                                       --------
  Total (Cost--$183,148)(a)                                            $183,148
                                                                       ========

-------
Percentages indicated are based on net assets of $183,844.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
(a) Cost for federal income tax and financial reporting purposes are the same.
IDR--Industrial Development Revenue
PCR--Pollution Control Revenue

See notes to financial statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Treasury Fund                                                        (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 ---------  ---------------------------------------------------------   --------
 U.S. TREASURY BILLS (5.1%):
  $  5,000  2/5/98...................................................   $  4,974
     5,000  3/5/98...................................................      4,953
     5,000  4/2/98...................................................      4,934
     5,000  4/30/98..................................................      4,909
     5,000  5/28/98..................................................      4,893
                                                                        --------
  Total U.S. Treasury Bills                                               24,663
                                                                        --------
 U.S. TREASURY NOTES (12.0%):
     2,500  7.88%, 1/15/98...........................................      2,502
     7,500  6.13%, 3/31/98...........................................      7,509
     5,000  7.88%, 4/15/98...........................................      5,028
     5,000  5.13%, 4/30/98...........................................      4,992
     5,000  6.13%, 5/15/98...........................................      5,008
    10,000  6.25%, 6/30/98...........................................     10,033
     7,500  6.25%, 7/31/98...........................................      7,524
     7,500  6.13%, 8/31/98...........................................      7,521
     5,000  6.00%, 9/30/98...........................................      5,014
     2,500  5.63%, 11/30/98..........................................      2,497
                                                                        --------
  Total U.S. Treasury Notes                                               57,628
                                                                        --------
 REPURCHASE AGREEMENTS (83.1%):
    24,000  Aubrey Lanston, 6.50%, 1/2/98
             (Collateralized by $77,452 various U.S.
             Treasury Bills, 2/15/98-11/15/18,
             0.00-9.00%, market value--$24,481)......................     24,000
    24,000  Bank of America, 6.65%, 1/2/98
             (Collateralized by $23,830 U.S. Treasury
             Notes, 6.63%, 6/30/01, market value--$24,485)...........     24,000
    10,001  Goldman Sachs, 5.74%, 1/2/98
             (Collateralized by $9,917 U.S. Treasury
             Bond, 6.13%, 11/15/27, market value--$10,201)...........     10,001
   120,100  Greenwich Capital, 6.60%, 1/2/98,
             (Collateralized by $306,564 U.S. Treasury
             Notes, 5.63-8.75%, 12/31/02-2/15/26,
             market value--$122,504).................................    120,100

 PRINCIPAL                          SECURITY                           MARKET
  AMOUNT                           DESCRIPTION                         VALUE
 ---------  --------------------------------------------------------  --------

 REPURCHASE AGREEMENTS, CONTINUED:
  $ 24,000  HSBC Securities, Inc., 6.60%, 1/2/98
             (Collateralized by $24,470 U.S. Treasury
             Note, 4.75%, 10/31/98, market value--$24,482)..........  $ 24,000
     8,987  J.P. Morgan Securities, Inc., 5.50%, 1/2/98
             (Collateralized by $7,600 U.S. Treasury Notes, 7.63%,
             11/15/22, market value--$8,987)........................     8,987
    24,000  Lehman Brothers, 6.25%, 1/2/98 (Collateralized by
             $104,195 U.S. Treasury Notes, 8.00%, 11/15/21, market
             value--$24,481)........................................    24,000
    10,000  Morgan Stanley, 5.56%, 1/2/98 (Collateralized by $9,895
             U.S. Treasury Notes, 6.38%, 1/15/99, market value--
             $10,254)...............................................    10,000
    10,000  Morgan Stanley, 5.64%, 1/2/98 (Collateralized by $8,923
             U.S. Treasury Notes, 8.75%, 11/15/08, market value--
             $10,241)...............................................    10,000
   120,100  Nomura Securities, 6.63% 1/2/98 (Collateralized by
             $418,472, U.S. Treasury Note, 0.00%, 8/15/17-5/15/18,
             market value--$122,502)................................   120,100
    24,000  UBS Securities, Inc., 6.50%, 1/2/98 (Collateralized by
             $17,951 U.S. Treasury Note, 8.88%, 2/15/19, market
             value--$24,481)........................................    24,000
                                                                      --------
  Total Repurchase Agreements                                          399,188
                                                                      --------
  Total (Cost--$481,479)(a)                                           $481,479
                                                                      ========

-------
Percentages indicated are based on net assets of $480,637.
(a) Cost for federal income tax and financial reporting purposes are the same.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Small Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS (93.9%):
 Advertising (1.5%):
  490,125  HA-LO Industries, Inc.(b).................................   $ 12,743
                                                                        --------
 Business Services (18.2%):
  210,300  Applied Graphics Technologies, Inc.(b)....................     11,198
  438,550  Cambridge Technology Partners, Inc.(b)....................     18,255
  778,850  Concord EFS, Inc.(b)......................................     19,374
  341,800  Envoy Corp.(b)............................................      9,955
  256,500  International Telecommunications Data Systems, Inc.(b)....      8,208
  309,200  Iron Mountain, Inc.(b)....................................     11,131
  311,950  Medquist, Inc.(b).........................................     10,840
  311,250  NCO Group, Inc.(b)........................................      8,015
  221,300  NOVA Corp (Georgia)(b)....................................      5,533
  422,700  Novacare Employee Services(b).............................      3,382
  337,150  Registry, Inc.............................................     15,467
  188,400  RWD Technologies, Inc.(b).................................      3,391
  243,600  SOS Staffing Services, Inc.(b)............................      4,598
  501,350  Staff Leasing, Inc.(b)....................................      9,463
  511,800  Technology Solutions Co.(b)...............................     13,499
                                                                        --------
                                                                         152,309
                                                                        --------
 Computer Hardware (2.0%):
  364,550  Apex PC Solutions, Inc.(b)................................      8,066
  285,150  Box Hill Systems Corp.(b).................................      2,976
  233,300  ONTRACK Data International(b).............................      5,818
                                                                        --------
                                                                          16,860
                                                                        --------
 Computer Software & Peripherals (12.1%):
  392,300  Aspen Technologies, Inc.(b)...............................     13,436
  228,900  Axnet Technologies, Inc.(b)...............................      3,949
  303,700  CyberMedia, Inc.(b).......................................      4,574
  368,350  Deltek Systems, Inc.(b)...................................      5,825
  362,100  JDA Software Group, Inc.(b)...............................     12,674
  282,000  Logility, Inc.(b).........................................      2,750
  216,400  MEMCO Software, Inc.(b)...................................      4,382
  490,000  Pegasystems, Inc.(b)......................................      9,892
      863  Structural Dynamics(b)....................................         19
  430,250  VERITAS Software Corp.(b).................................     21,942
  562,900  Visio Corp.(b)............................................     21,601
                                                                        --------
                                                                         101,044
                                                                        --------
 Correctional Facilities (1.8%):
  557,000  Wackenhut Corrections Corp.(b)............................     14,969
                                                                        --------
 Cosmetics/Personal Care (2.8%):
  767,600  Rexall Sundown, Inc.(b)...................................     23,172
                                                                        --------
 Financial Services (6.7%):
  310,100  First Alliance Corp.(b)...................................      5,698

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Financial Services, continued:
   452,700 Franchise Mortgage Acceptance Co.(b)......................   $  8,318
   961,480 Imperial Credit Industries, Inc.(b).......................     19,711
   305,150 Metris Cos., Inc..........................................     10,451
   222,350 Sirrom Capital Corp.......................................     11,590
                                                                        --------
                                                                          55,768
                                                                        --------
 Food Products & Services (0.3%):
   207,600 Fine Host Corp.(b)........................................      2,102
                                                                        --------
 Funeral Services (1.0%):
   375,700 Equity Corp. International(b).............................      8,688
                                                                        --------
 Health Care - Services (13.1%):
   281,800 Advanced Health Corp.(b)..................................      4,474
   689,600 American Oncology Resources, Inc.(b)......................     11,034
   220,100 Boron, Lepore & Assoc., Inc.(b)...........................      6,053
   351,350 Capital Senior Living Corp.(b)............................      3,667
   282,400 Carematrix Corp.(b).......................................      8,119
   263,650 Concentra Managed Care, Inc.(b)...........................      8,898
   464,800 NCS HealthCare, Inc., Class A(b)..........................     12,259
 1,060,300 Orthodontic Centers of America, Inc.(b)...................     17,626
   464,800 Parexel International Corp.(b)............................     17,198
   408,600 Serologicals Corp.(b).....................................     10,624
   355,200 Total Renal Care Holdings, Inc.(b)........................      9,768
                                                                        --------
                                                                         109,720
                                                                        --------
 Manufactured Housing (0.5%):
   204,950 Modtech, Inc.(b)..........................................      3,997
                                                                        --------
 Medical Equipment & Supplies (1.6%):
   218,400 Molecular Devices Corp.(b)................................      4,641
   172,900 Sabratek Corp.(b).........................................      4,971
   202,500 Schick Technologies, Inc.(b)..............................      3,936
                                                                        --------
                                                                          13,548
                                                                        --------
 Oilfield Services & Equipment (1.8%):
   354,900 IRI International Corp.(b)................................      4,969
   263,300 Key Energy Group, Inc.(b).................................      5,710
   359,500 Omni Energy Services,(b)..................................      4,224
                                                                        --------
                                                                          14,903
                                                                        --------
 Pharmaceuticals (5.8%):
   704,000 Dura Pharmaceuticals, Inc.(b).............................     32,296
   427,925 Jones Medical Industries, Inc.............................     16,368
                                                                        --------
                                                                          48,664
                                                                        --------
 Printing & Publishing (1.3%):
   232,450 Consolidated Graphics, Inc.(b)............................     10,838
                                                                        --------
 Rental Equipment Furniture (1.2%):
   406,300 Rental Service Corp.(b)...................................      9,980
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Small Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Resorts & Entertainment (4.1%):
   392,675 Regal Cinemas, Inc.(b)....................................   $ 10,946
   608,150 Signature Resorts, Inc.(b)................................     13,303
   451,100 Vistana, Inc.(b)..........................................     10,375
                                                                        --------
                                                                          34,624
                                                                        --------
 Restaurants (2.6%):
   546,800 Landry's Seafood Restaurants(b)...........................     13,123
   294,500 The Cheesecake Factory(b).................................      8,982
                                                                        --------
                                                                          22,105
                                                                        --------
 Retail - Speciality Stores (0.8%):
   179,550 Insight Enterprises(b)....................................      6,598
                                                                        --------
 Retail Stores (3.8%):
   422,575 Petco Animal Supplies, Inc.(b)............................     10,142
   426,000 Renter's Choice, Inc.(b)..................................      8,733
   364,100 The Men's Wearhouse, Inc.(b)..............................     12,652
                                                                        --------
                                                                          31,527
                                                                        --------
 Technology (4.6%):
   228,100 ENCAD, Inc.(b)............................................      6,273
   298,600 International Manufacturing Services(b)...................      2,165
   440,200 Sanmina Corp.(b)..........................................     29,823
                                                                        --------
                                                                          38,261
                                                                        --------
 Telecommunications - Services & Equipment (3.0%):
   311,950 Pacific Gateway Exchange, Inc.(b).........................     16,787
   363,200 SmarTalk Teleservices, Inc.(b)............................      8,263
                                                                        --------
                                                                          25,050
                                                                        --------
 Wholesale Distribution (3.5%):
 1,218,724 Brightpoint, Inc.(b)......................................     16,910
   240,100 CDW Computer Center, Inc.(b)..............................     12,515
                                                                        --------
                                                                          29,425
                                                                        --------
 Total Common Stocks                                                     786,895
                                                                        --------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
   AMOUNT                          DESCRIPTION                           VALUE
 ---------- ---------------------------------------------------------   --------
 FOREIGN COMMON STOCKS (3.4%):
 Canada (0.7%):
 Computer Software (0.7%):
    258,700 Discreet Logic, Inc.(b)..................................   $  5,675
                                                                        --------
 Israel (2.7%):
 Computer Hardware (1.2%):
    235,200 Nice Systems Ltd.(b).....................................      9,878
                                                                        --------
 Medical Equipment & Supplies (1.5%):
    323,000 ESC Medical Systems Ltd.(b)..............................     12,517
                                                                        --------
                                                                          22,395
                                                                        --------
  Total Foreign Common Stocks                                             28,070
                                                                        --------
 Repurchase Agreements (2.7%):
 22,388,000 Goldman Sachs, 6.80%, 1/2/98
             (Collateralized by $27,780 various
             U.S. Government securities 6.15-14.66%,
             12/25/21-1/15/24, market value--$22,836)................     22,388
                                                                        --------
  Total Repurchase Agreements                                             22,388
                                                                        --------
  Total (Cost--$630,016)(a)                                             $837,353
                                                                        ========

-------
Percentages indicated are based on net assets of $837,881.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:
          Unrealized appreciation..................................... $244,897
          Unrealized depreciation.....................................  (37,560)
                                                                       --------
          Net unrealized appreciation................................. $207,337
                                                                       ========
(b) Represents non-income producing securities.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Mid Capitalization Fund                                              (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS (97.5%):
 Apparel/Shoes (1.2%):
  153,300  Brylane, Inc.(b)..........................................   $  7,550
                                                                        --------
 Broadcasting & Publishing (5.7%):
  579,700  CanWest Global Communications Corp........................     10,435
  202,000  Chancellor Media Corp.(b)(c)..............................     15,074
  128,600  Clear Channel Communications,
            Inc.(b)(c)...............................................     10,216
                                                                        --------
                                                                          35,725
                                                                        --------
 Building Products (1.0%):
  259,100  Royal Group Technologies Ltd.(b)(c).......................      6,008
                                                                        --------
 Business Services (8.1%):
  256,800  Analog Devices, Inc.(b)(c)................................      7,110
  269,600  BA Merchant Services, Inc.(b).............................      4,785
  232,500  Cintas Corp...............................................      9,068
  330,175  Paychex, Inc..............................................     16,715
  421,400  SunGard Data Systems, Inc.(b)(c)..........................     13,063
                                                                        --------
                                                                          50,741
                                                                        --------
 Computer Software & Peripherals (14.2%):
  190,800  Baan Co. N.V.(b)(c).......................................      6,296
  222,600  BMC Software, Inc.(b)(c)..................................     14,608
  385,700  Cadence Design Systems, Inc.(b)(c)........................      9,450
  257,900  Cambridge Technology Partners, Inc.(b)....................     10,735
  117,300  CBT Group PLC(b)..........................................      9,633
   98,100  HNC Software(b)...........................................      4,218
  196,100  Parametric Technology Corp.(b)............................      9,290
  507,200  PeopleSoft, Inc.(b)(c)....................................     19,781
   96,300  VERITAS Software Corp.(b).................................      4,911
                                                                        --------
                                                                          88,922
                                                                        --------
 Consumer Goods & Services (0.7%):
  197,000  U.S. Rentals, Inc.(b).....................................      4,630
                                                                        --------
 Correctional Facilities (0.8%):
  137,000  Corrections Corp. of America(b)...........................      5,078
                                                                        --------
 Data Processing & Reproduction (2.2%):
  276,700  Fiserv, Inc.(b)...........................................     13,593
                                                                        --------
 Educational Services (2.2%):
  108,100  Apollo Group, Inc. (c)(b).................................      5,108
  221,650  Sylvan Learning Systems, Inc.(b)(c).......................      8,644
                                                                        --------
                                                                          13,752
                                                                        --------
 Electrical & Electronic (1.5%):
  324,660  Molex, Inc................................................      9,334
                                                                        --------
 Environmental Services (1.4%):
  231,770  USA Waste Services, Inc.(b)(c)............................      9,097
                                                                        --------
 COMMON STOCKS, CONTINUED:
 Financial Services (5.0%):
  255,150  Concord EFS, Inc.(b)......................................      6,347
  258,200  Finova Group, Inc.........................................     12,830
  108,800  FIRSTPLUS Financial Group, Inc.(b)(c).....................      4,175
  226,200  Nationwide Financial Services.............................      8,171
                                                                        --------
                                                                          31,523
                                                                        --------
 Food & Household Products (1.1%):
  158,500  Sunbeam Corp.(c)..........................................      6,677
                                                                        --------
 Funeral Services (4.7%):
  555,600  Service Corp. International...............................     20,522
  187,550  Stewart Enterprises.......................................      8,745
                                                                        --------
                                                                          29,267
                                                                        --------
 Health & Personal Care (0.8%):
  195,400  Alberto-Culver Co.(c).....................................      5,276
                                                                        --------
 Health Care - Services (5.2%):
  219,600  Health Care & Retirement Corp.(b).........................      8,839
  661,687  Health Management Associates, Inc.(b).....................     16,708
  185,000  Quintiles Transnational Corp.(b)(c).......................      7,076
                                                                        --------
                                                                          32,623
                                                                        --------
 Hotels & Lodging (1.4%):
  257,500  Capstar Hotel(b)..........................................      8,835
                                                                        --------
 Insurance (2.5%):
  367,800  SunAmerica, Inc.(c).......................................     15,723
                                                                        --------
 Manufacturing - Consumer Goods (2.0%):
  300,200  Newell Co.(c).............................................     12,759
                                                                        --------
 Medical Equipment & Supplies (3.7%):
  142,000  Guidant Corp..............................................      8,840
  470,700  Omnicare, Inc.(c).........................................     14,591
                                                                        --------
                                                                          23,431
                                                                        --------
 Office Equipment & Services (0.3%):
  128,500  Electronics for Imaging, Inc.(b)(c).......................      2,136
                                                                        --------
 Oilfield Services & Equipment (3.6%):
   93,200  Camco International, Inc..................................      5,936
  137,400  Cooper Cameron Corp.......................................      8,381
  480,400  Newpark Resources, Inc.(b)................................      8,407
                                                                        --------
                                                                          22,724
                                                                        --------
 Pharmaceuticals (1.9%):
  255,900  Dura Pharmaceuticals, Inc.(b)(c)..........................     11,739
                                                                        --------
 Resorts & Entertainment (2.0%):
  132,700  Royal Caribbean Cruises Ltd.(c)...........................      7,074
  253,800  Signature Resorts, Inc.(b)(c).............................      5,552
                                                                        --------
                                                                          12,626
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Mid Capitalization Fund                                              (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Retail Stores (5.8%):
  284,843  Consolidated Stores Corp.(b)(c)...........................   $ 12,515
  177,750  Dollar General Corp.(c)...................................      6,443
  226,100  MSC Industrial Direct Co., Inc.(c)........................      9,581
  396,000  U.S. Office Products Co.(b)(c)............................      7,772
                                                                        --------
                                                                          36,311
                                                                        --------
 Savings & Loans Thrift (1.4%):
  355,600  Ocwen Financial Services Corp.(b).........................      9,046
                                                                        --------
 Semiconductors (0.7%):
  110,800  Vitesse Semiconductor Corp................................      4,183
                                                                        --------
 Technology (1.6%):
   60,000  Sanmina Corp.(b)(c).......................................      4,065
  138,600  Uniphase Corp.(b)(c)......................................      5,735
                                                                        --------
                                                                           9,800
                                                                        --------
 Technology - Software (3.1%):
  152,600  Computer Sciences Corp.(b)................................     12,742
  179,950  Visio Corp.(b)(c).........................................      6,906
                                                                        --------
                                                                          19,648
                                                                        --------
 Telecommunications--Services & Equipment (6.4%):
  259,200  ADC Telecommunications, Inc.(b)(c)(b).....................     10,821
  181,000  Electric Lightwave(b).....................................      2,692
  206,700  McLeod USA, Inc.(b).......................................      6,614
  194,500  MRV Communications(b).....................................      4,644
  203,300  PairGain Technologies, Inc.(b)(c).........................      3,939
  102,900  Qwest Communications International, Inc.(b)...............      6,123
  457,500  West TeleServices Corp.(b)................................      5,490
                                                                        --------
                                                                          40,323
                                                                        --------
 COMMON STOCKS, CONTINUED:
 Wholesale Distribution (2.6%):
    335,200 Brightpoint, Inc.(b)....................................      4,651
     61,500 CDW Computer Center, Inc.(b)(c).........................      3,206
    305,600 Richfood Holdings, Inc. ................................      8,633
                                                                       --------
                                                                         16,490
                                                                       --------
 Wholesale Distribution - Pharmaceuticals (2.7%):
    229,575 Cardinal Health, Inc.(c)................................     17,247
                                                                       --------
  Total Common Stocks                                                   612,817
                                                                       --------
 REPURCHASE AGREEMENTS (2.5%):
 15,704,000 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $17,376
             Federal National Mortgage Assoc., 6.32%, 1/25/21,
             market value--$16,018).................................     15,704
                                                                       --------
  Total Repurchase Agreements                                            15,704
                                                                       --------
  Total (Cost--$459,798)(a)                                            $628,521
                                                                       ========

-------------
Percentages indicated are based on net assets of $628,423.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation..................................... $192,194
          Unrealized depreciation.....................................  (23,471)
                                                                       --------
          Net unrealized appreciation................................. $168,723
                                                                       ========

(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Large Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS (97.6%):
 Banking (1.3%):
   78,100  State Street Corp.........................................   $  4,544
                                                                        --------
 Business Services (1.2%):
   67,100  Automatic Data Processing, Inc............................      4,118
                                                                        --------
 Chemicals (1.3%):
  102,300  Monsanto Co...............................................      4,297
                                                                        --------
 Computer Hardware (1.7%):
   87,800  EMC Corp.(b)(c)...........................................      2,409
   85,600  Sun Microsystems, Inc.(b).................................      3,413
                                                                        --------
                                                                           5,822
                                                                        --------
 Computer Software & Peripherals (11.3%):
   39,200  American Online, Inc.(b)(c)...............................      3,496
   52,700  BMC Software, Inc.(b)(c)..................................      3,458
  102,600  Cadence Design Systems, Inc.(b)(c)........................      2,514
  163,650  Cisco Systems, Inc.(b)....................................      9,125
  143,200  First Data Corp.(c).......................................      4,189
   59,800  Microsoft, Inc.(b)........................................      7,729
   54,500  Parametric Technology Corp.(b)............................      2,582
  139,600  PeopleSoft, Inc.(b).......................................      5,444
                                                                        --------
                                                                          38,537
                                                                        --------
 Consumer Goods & Services (5.4%):
  282,065  Cendant Corp.(b)(c).......................................      9,696
  108,200  Procter & Gamble Co.......................................      8,636
                                                                        --------
                                                                          18,332
                                                                        --------
 Cosmetics/Personal Care (1.8%):
   59,600  Gillette Co.(c)...........................................      5,986
                                                                        --------
 Diversified Operations (3.3%):
  125,600  Cognizant Corp............................................      5,597
   24,400  Corning, Inc..............................................        906
  107,800  Tyco International Ltd.(c)................................      4,858
                                                                        --------
                                                                          11,361
                                                                        --------
 Electrical & Electronic (4.4%):
   69,400  Applied Materials, Inc.(b)................................      2,091
   94,500  Emerson Electric Co.......................................      5,333
  103,900  General Electric Co.......................................      7,624
                                                                        --------
                                                                          15,048
                                                                        --------
 Environmental Services (1.4%):
  120,000  USA Waste Services, Inc.(b)(c)............................      4,710
                                                                        --------
 Financial Services (9.6%):
   88,200  American Express Co.......................................      7,871
   99,700  Associates First Capital Corp.(c).........................      7,091
  123,200  Federal Home Loan Mortgage Corp...........................      5,167

 COMMON STOCKS, CONTINUED:
 Financial Services, continued:
   46,500  Household International, Inc..............................      5,932
  241,275  MBNA Corp.(c).............................................      6,590
                                                                        --------
                                                                          32,651
                                                                        --------
 Food & Beverage (1.4%):
   71,300  The Coca-Cola Co..........................................      4,750
                                                                        --------
 Food Products & Services (3.0%):
   52,700  CPC International, Inc.(b)................................      5,678
   69,100  Safeway, Inc.(b)(c).......................................      4,371
                                                                        --------
                                                                          10,049
                                                                        --------
 Forest & Paper Products (1.0%):
   72,200  Kimberly-Clark Corp.......................................      3,560
                                                                        --------
 Funeral Services (1.5%):
  141,500  Service Corp. International...............................      5,227
                                                                        --------
 Health Care - Services (1.1%):
  138,900  HEALTHSOUTH Corp.(b)(c)...................................      3,854
                                                                        --------
 Hotels & Lodging (1.6%):
   76,300  Marriott International, Inc...............................      5,284
                                                                        --------
 Industrial Goods & Services (4.0%):
   71,800  Clorox Co.(c).............................................      5,677
  106,900  United Technologies Corp..................................      7,783
                                                                        --------
                                                                          13,460
                                                                        --------
 Insurance (8.8%):
   76,000  American International Group, Inc.........................      8,265
   97,100  Conseco, Inc.(c)..........................................      4,412
   88,100  Marsh & McLennan Cos., Inc................................      6,569
  110,800  MGIC Investment Corp.(c)..................................      7,368
   80,250  SunAmerica, Inc.(c).......................................      3,431
                                                                        --------
                                                                          30,045
                                                                        --------
 Medical Equipment & Supplies (2.4%):
   71,000  Guidant Corp..............................................      4,419
   73,800  Medtronic, Inc.(c)........................................      3,861
                                                                        --------
                                                                           8,280
                                                                        --------
 Office Equipment & Services (3.1%):
   59,300  Hewlett Packard Co........................................      3,706
   90,900  Xerox Corp................................................      6,710
                                                                        --------
                                                                          10,416
                                                                        --------
 Oil & Gas (1.0%):
   41,200  Schlumberger Ltd..........................................      3,317
                                                                        --------
 Pharmaceuticals (8.4%):
  128,800  Eli Lilly & Co............................................      8,968


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Large Capitalization Fund                                            (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                    SECURITY                       MARKET
  AMOUNT                     DESCRIPTION                     VALUE
 --------- ----------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
   50,200  Johnson & Johnson.............................   $  3,307
  126,200  Pfizer, Inc...................................      9,409
   57,000  Warner-Lambert Co.(c).........................      7,068
                                                            --------
                                                              28,752
                                                            --------
 Resorts & Entertainment (1.9%):
  116,100  Carnival Cruise Lines.........................      6,429
                                                            --------
 Retail - Speciality Stores (2.3%):
  134,650  Home Depot, Inc...............................      7,928
                                                            --------
 Retail Stores (2.5%):
   56,700  Lowe's Cos.(c)................................      2,704
  184,900  Walgreen Co.(c)...............................      5,801
                                                            --------
                                                               8,505
                                                            --------
 Semiconductors (1.0%):
   39,700  KLA-Tencor Corp.(b)(c)........................      1,533
   39,600  Texas Instruments.............................      1,782
                                                            --------
                                                               3,315
                                                            --------
 Technology (1.6%):
   76,900  Intel Corp....................................      5,402
                                                            --------

 COMMON STOCKS, CONTINUED:
 Telecommunications - Services &
  Equipment (6.6%):
  122,800  AirTouch Communications,
           Inc.(b).......................................      5,104
   85,200  Lucent Technologies,
           Inc...........................................      6,805
   72,300  Teleport Communications
            Group, Inc.(b)(c)............................      3,967
   55,900  Tellabs, Inc.(b)(c)...........................      2,956
  122,100  WorldCom, Inc.(b)(c)..........................      3,694
                                                            --------
                                                              22,526
                                                            --------
 Wholesale Distribution -
   Pharmaceuticals (1.7%):
   77,350  Cardinal Health,
           Inc.(c).......................................      5,811
                                                            --------
  Total Common Stocks                                        332,316
                                                            --------
 REPURCHASE AGREEMENTS (2.4%):
8,003,000  Goldman Sachs, 6.80%,
            1/2/98
            (Collateralized by
            $9,087 various U.S.
            Government securities,
            6.45-14.66%, 12/25/21-
            3/15/24, market value--
            $8,163)......................................      8,003
                                                            --------
  Total Repurchase Agreements                                  8,003
                                                            --------
  Total (Cost--$246,953)(a)..............................   $340,319
                                                            ========

------------
Percentages indicated are based on net assets of $340,319.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation...................................... $99,199
          Unrealized depreciation...................................... (5,833)
                                                                        -------
          Net unrealized appreciation.................................. $93,366
                                                                        =======

(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS (87.3%):
 ARGENTINA (1.4%):
 Oil & Gas Exploration, Production & Services (1.4%):
  188,000  YPF Sociedad Anonima, ADR.................................   $  6,427
                                                                        --------
 AUSTRALIA (2.1%):
 Construction (0.4%):
  485,000  Leighton Holdings.........................................      1,694
                                                                        --------
 Diversified Operations (0.8%):
  452,348  Smith (Howard) Ltd........................................      3,755
                                                                        --------
 Pharmaceuticals (0.9%):
  651,500  CSL Ltd...................................................      4,075
                                                                        --------
                                                                           9,524
                                                                        --------
 AUSTRIA (0.5%):
 Engineering (0.5%):
   13,300  VA Technologie AG(b)......................................      2,016
                                                                        --------
 BELGIUM (2.4%):
 Electronic Components/Instruments (0.5%):
   13,000  Barco N.V.................................................      2,386
                                                                        --------
 Retail Stores/Catalog (1.9%):
   16,200  Colrayt N.V...............................................      8,275
                                                                        --------
                                                                          10,661
                                                                        --------
 BRAZIL (1.9%):
 Beverages & Tobacco (0.5%):
  155,000  Compania Cervejaria Brahma, Sponsored ADR.................      2,199
                                                                        --------
 Telecommunications (1.4%):
   53,800  Telecommunicacoes Brasileiras SA..........................      6,264
                                                                        --------
                                                                           8,463
                                                                        --------
 CANADA (1.5%):
 Aerospace/Defense (1.1%):
  120,000  Bombardier, Inc., Class B.................................      2,465
  333,100  Cae, Inc..................................................      2,607
                                                                        --------
                                                                           5,072
                                                                        --------
 Telecommunications (0.4%):
   52,000  Newbridge Network Corp., ADR(b)...........................      1,814
                                                                        --------
                                                                           6,886
                                                                        --------
 CHILE (1.3%):
 Telecommunications (1.3%):
  193,925  Cia de Telecomunicaciones de Chile SA, ADR................      5,794
                                                                        --------
 FINLAND (2.3%):
 Computer Software (0.6%):
   25,000  TT Tieto Oy--B Shares.....................................      2,814
                                                                        --------

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 FINLAND, CONTINUED:
 Food Products & Services (0.5%):
    48,700 Huhtamaki Group...........................................   $  2,012
                                                                        --------
 Telecommunications - Services & Equipment (1.2%):
    75,000 Nokia AB, Class A, ADR....................................      5,250
                                                                        --------
                                                                          10,076
                                                                        --------
 FRANCE (4.6%):
 Engineering (1.1%):
    15,600 Altran Technologies.......................................      4,771
                                                                        --------
 Machinery & Equipment (0.9%):
    63,000 Sidel SA..................................................      4,178
                                                                        --------
 Office Equipment/Supplies (1.4%):
    85,860 BIC SA....................................................      6,271
                                                                        --------
 Retail Stores/Catalog (1.2%):
     9,700 Pinault-Printemps-Redoute SA..............................      5,177
                                                                        --------
                                                                          20,397
                                                                        --------
 GERMANY (5.5%):
 Machinery & Equipment (2.1%):
    18,325 Mannesmann Ag(b)..........................................      9,203
                                                                        --------
 Manufacturing - Consumer Goods (2.2%):
    75,835 Adidas AG.................................................     10,038
                                                                        --------
 Pharmaceuticals (1.2%):
    55,735 Schering AG...............................................      5,378
                                                                        --------
                                                                          24,619
                                                                        --------
 GREECE (0.3%):
 Beverages & Tobacco (0.3%):
    66,000 Hellenic Bottling Co. SA..................................      1,533
                                                                        --------
 HONG KONG (2.7%):
 Automobiles (0.3%):
 2,604,000 Qingling Motors Co........................................      1,277
                                                                        --------
 Electrical & Electronic (0.2%):
   343,900 Johnson Electric Holdings Ltd.(b).........................        990
                                                                        --------
 Food Products & Services (0.7%):
 1,200,000 Guangnan Holdings.........................................        983
 2,100,000 NG Fung Hong Ltd..........................................      2,209
                                                                        --------
                                                                           3,192
                                                                        --------
 Real Estate (0.4%):
   283,900 Sun Hung Kai Properties Ltd.(b)...........................      1,979
                                                                        --------
 Utilities - Electrical & Gas (1.1%):
 2,468,840 Hong Kong & China Gas Co. Ltd.............................      4,779
                                                                        --------
                                                                          12,217
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount}

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ---------

 COMMON STOCKS, CONTINUED:
 INDONESIA (0.0%):
 Banking (0.0%):
      701  PT Bank International Indonesia..........................   $       0
                                                                       ---------
 ISRAEL (1.0%):
 Pharmaceuticals (1.0%):
   93,600  Teva Pharmaceutical Industries, Ltd......................       4,428
                                                                       ---------
 ITALY (2.7%):
 Electronic Components/Instruments (0.5%):
  108,000  Gewiss SpA...............................................       2,046
                                                                       ---------
 Jewelry (0.9%):
  887,200  Bulgari SpA..............................................       4,517
                                                                       ---------
 Medical Equipment & Supplies (0.5%):
   78,000  Safilo SpA(b)............................................       2,029
                                                                       ---------
 Telecommunications - Services & Equipment (0.8%):
  750,000  Telecom Italia Mobile SpA................................       3,464
                                                                       ---------
                                                                          12,056
                                                                       ---------
 JAPAN (20.9%):
 Computer Software (1.9%):
  115,000  TDK Corp.................................................       8,703
                                                                       ---------
 Electrical & Electronic (4.8%):
   60,500  Keyence Corp.............................................       8,980
  310,000  Matsushita Electric Works................................       2,694
   95,000  Rohm Corp................................................       9,721
                                                                       ---------
                                                                          21,395
                                                                       ---------
 Electronic Components/Instruments (3.5%):
  121,000  Hirose Electric..........................................       6,207
  370,000  NEC Corp.................................................       3,956
  350,000  Omron Corp...............................................       5,491
                                                                       ---------
                                                                          15,654
                                                                       ---------
 Food Products & Services (0.9%):
  102,000  Matsumotokiyoshi.........................................       3,922
                                                                       ---------
 Health & Personal Care (0.5%):
   75,000  Hoya Corp................................................       2,365
                                                                       ---------
 Health Care (0.2%):
   21,000  Nichii Gakkan Co.........................................         727
                                                                       ---------
 Manufacturing - Consumer Goods (2.8%):
  318,000  Canon, Inc...............................................       7,435
  130,000  Fuji Photo Film Ltd......................................       4,999
                                                                       ---------
                                                                          12,434
                                                                       ---------
 Office Equipment & Services (1.6%):
  569,000  Ricoh Co. Ltd............................................       7,089
                                                                       ---------

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Pharmaceuticals (3.6%):
   233,000 Sankyo Co. Ltd............................................   $  5,286
   376,000 Takeda Chemical Industries................................     10,758
                                                                        --------
                                                                          16,044
                                                                        --------
 Telecommunications (0.4%):
   506,000 Denki Kogyo Co. Ltd.......................................      1,654
                                                                        --------
 Toys (0.7%):
    32,000 Nintendo..................................................      3,150
                                                                        --------
                                                                          93,137
                                                                        --------
 MALAYSIA (0.1%):
 Engineering (0.1%):
   630,000 United Engineers Ltd......................................        524
                                                                        --------
 MEXICO (3.2%):
 Beverages & Tobacco (1.5%):
   864,500 Fomento Economico Mexicano, Sa de CV......................      6,905
                                                                        --------
 Diversified Operations (1.0%):
   644,000 Grupo Carso Sa de CV......................................      4,290
                                                                        --------
 Food Products & Services (0.7%):
 3,010,000 Grupo Industrial Maseca Sa de CV..........................      3,017
                                                                        --------
                                                                          14,212
                                                                        --------
 NETHERLANDS (5.6%):
 Broadcasting & Publishing (2.4%):
   302,500 Elsevier N.V..............................................      4,894
    46,243 Wolters Kluwer N.V........................................      5,975
                                                                        --------
                                                                          10,869
                                                                        --------
 Commercial Services (0.5%):
    65,000 Getronics N.V.............................................      2,071
                                                                        --------
 Office Equipment & Services (2.7%):
   126,984 Ahrend....................................................      3,990
    75,800 Oce-Van Der Grinten N.V...................................      8,263
                                                                        --------
                                                                          12,253
                                                                        --------
                                                                          25,193
                                                                        --------
 NEW ZEALAND (0.8%):
 Agriculture (0.4%):
   609,500 Fernz Corp. Ltd...........................................      1,575
                                                                        --------
 Consumer Goods & Services (0.4%):
   692,679 Fisher & Paykel Industries Ltd............................      2,212
                                                                        --------
                                                                           3,787
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                        SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                         VALUE
 --------- ------------------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 PORTUGAL (1.9%):
 Telecommunications (1.9%):
  183,000  Portugal Telecom SA...................................   $  8,601
                                                                    --------
 RUSSIA (0.5%):
 Oil & Gas Exploration, Production & Services (0.5%):
   24,000  Lukoil Holdings, ADR..................................      2,204
                                                                    --------
 SINGAPORE (0.3%):
 Diversified Operations (0.2%):
  991,900  Singapore Technologies Industrial Corp................        948
                                                                    --------
 Electrical & Electronic (0.1%):
  885,000  Thakral Corp..........................................        460
                                                                    --------
                                                                       1,408
                                                                    --------
 SOUTH AFRICA (0.8%):
 Beverages & Tobacco (0.4%):
   75,000  South African Breweries...............................      1,849
                                                                    --------
 Investment Company (0.4%):
  427,550  Dimension Data Holdings Ltd.(b).......................      1,845
                                                                    --------
                                                                       3,694
                                                                    --------
 SPAIN (2.8%):
 Apparel/Shoes (0.7%):
  150,000  Cortefiel SA..........................................      3,012
                                                                    --------
 Beverages & Tobacco (0.8%):
   45,000  Talbacalera SA........................................      3,646
                                                                    --------
 Commercial Services (1.3%):
  600,000  Prosegur Cia de Seguridad SA..........................      6,023
                                                                    --------
                                                                      12,681
                                                                    --------
 SWEDEN (2.6%):
 Engineering (1.3%):
  202,500  Sandvik B.............................................      5,793
                                                                    --------
 Industrial Goods & Services (1.0%):
  150,000  Atlas Copco AB........................................      4,481
                                                                    --------
 Metals (0.3%):
   55,000  Assa Abloy AB-B.......................................      1,456
                                                                    --------
                                                                      11,730
                                                                    --------
 SWITZERLAND (4.8%):
 Banking (1.2%):
    3,350  Novartis AG...........................................      5,443
                                                                    --------
 Food Products & Services (1.9%):
    5,430  Nestle SA Registered..................................      8,150
                                                                    --------
 Pharmaceuticals (1.7%):
      779  Roche Holdings AG.....................................      7,747
                                                                    --------
                                                                      21,340
                                                                    --------

 SHARES OR
 PRINCIPAL                    SECURITY                       MARKET
  AMOUNT                     DESCRIPTION                     VALUE
 --------- ----------------------------------------------   --------

 COMMON STOCKS, CONTINUED:
 UNITED KINGDOM (12.8%):
 Aerospace/Defense (1.3%):
   164,200 British Aerospace PLC.........................   $  4,704
    82,300 Cobham PLC....................................      1,133
                                                            --------
                                                               5,837
                                                            --------
 Air Transportation/Related (1.0%):
   223,000 Airtours PLC..................................      4,532
                                                            --------
 Appliances & Household Products (0.4%):
   211,000 D.F.S. Furniture Co. PLC......................      1,791
                                                            --------
 Building Products (1.2%):
 1,819,100 Polypipe PLC..................................      5,253
                                                            --------
 Capital Goods (1.9%):
   808,100 Powerscreen International PLC.................      8,078
                                                            --------
 Computer Software (1.7%):
   394,057 Logica PLC....................................      7,505
                                                            --------
 Engineering (1.4%):
   333,000 Siebe PLC.....................................      6,246
                                                            --------
 Food Products & Services (1.3%):
   485,000 Compass Group PLC.............................      5,937
                                                            --------
 Machinery & Equipment (0.8%):
   809,100 TT Group PLC..................................      3,681
                                                            --------
 Manufacturing - Consumer Goods (1.0%):
 2,403,199 Halma PLC.....................................      4,607
                                                            --------
 Metals (0.8%):
   390,000 Johnson Matthey PLC...........................      3,475
                                                            --------
                                                              56,942
                                                            --------
  Total Common Stocks                                        390,550
                                                            --------
 PREFERRED STOCKS (4.7%):
 BRAZIL (0.5%):
 Banking (0.5%):
 4,320,000 Banco Itau....................................      2,323
                                                            --------
 GERMANY (4.2%):
 Business Services (3.0%):
    40,000 SAP AG........................................     12,997
                                                            --------
 Medical Equipment & Supplies (1.2%):
    30,300 Fresenius AG..................................      5,510
                                                            --------
                                                              18,507
                                                            --------
  Total Preferred Stocks                                      20,830
                                                            --------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
International Discovery Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                     SECURITY                      MARKET
   AMOUNT                    DESCRIPTION                     VALUE
 ---------- ---------------------------------------------   --------

 INVESTMENT COMPANIES (7.3%):
  6,052,915 Parkstone U.S. Government Obligations Fund...   $  6,053
 26,386,943 Parkstone Prime Obligations Fund.............     26,387
                                                            --------
  Total Investment Companies                                  32,440
                                                            --------
  Total (Cost--$364,448)(a)                                 $443,820
                                                            ========

-------
Percentages indicated are based on net assets of $446,979.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation..................................... $101,560
          Unrealized depreciation.....................................  (22,188)
                                                                       --------
          Net unrealized appreciation................................. $ 79,372
                                                                       ========

(b) Represents non-income producing securities.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Limited Maturity Bond Fund                                           (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                          SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                          VALUE
 --------- ---------------------------------------------------------  --------
 REPURCHASE AGREEMENTS (12.8%):
  $24,370  Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $25,255
            Federal Home Loan Mortgage Corp., 6.70%, 11/15/23,
            market value--$24,857)..................................  $ 24,370
                                                                      --------
  Total Repurchase Agreements                                           24,370
                                                                      --------
 GOVERNMENT OBLIGATIONS (32.4%):
 U.S. Treasury Notes (32.4%):
   41,700  5.88%, 8/31/99(b)........................................    41,829
   12,000  5.75%, 9/30/99(b)........................................    12,016
    6,900  5.50%, 12/31/00..........................................     6,859
      625  6.88%, 5/15/06...........................................       669
                                                                      --------
  Total Government Obligations                                          61,373
                                                                      --------
 CORPORATE BONDS (40.2%):
 Euro Dollar (9.1%):
    3,000  Barclays, 11.63%, 5/1/03.................................     3,053
    3,750  British Gas & Finance, 8.38%, 9/8/99.....................     3,915
    5,000  National Power Co. PLC, 7.12%, 7/11/01...................     5,126
    5,000  SNCB Belgium Rail, 8.25%, 2/2/00.........................     5,199
                                                                      --------
                                                                        17,293
                                                                      --------
 Financial Services (16.8%):
    5,000  Associate Corp. N.A., 6.20%, 2/15/00.....................     5,006
    5,000  AT&T Capital Corp., 6.41%, 8/13/99.......................     5,000
    2,500  Beneficial Corp., 6.39%, 10/7/02.........................     2,506
    5,000  Lehman Brothers Holdings, 6.89%, 10/10/00................     5,068
    5,000  Main Place Real Estate Investment, 5.65%, 3/25/00........     5,000
    5,000  Merrill Lynch, 6.22%, 9/22/00............................     5,013
    3,000  National City Capital Trust I, 6.75%, 6/1/99.............     3,024
    1,000  Wachovia Bank, 6.70%, 4/14/99............................     1,008
                                                                      --------
                                                                        31,625
                                                                      --------
 Industrials (7.6%):
    4,750  Hertz Corp., 9.50%, 5/15/98..............................     4,805
    4,700  Ingersoll-Rand, 6.34%, 12/3/01...........................     4,724
    5,000  Occidental Petroleum, 5.85%, 11/9/98.....................     4,975
                                                                      --------
                                                                        14,504
                                                                      --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Telecommunications (2.6%):
  $5,000   US West Communications,
            6.13%, 11/21/00.........................................   $  4,963
                                                                       --------
 Yankee (4.1%):
   5,365   Korea Development Bank, 9.25%, 6/15/98...................      5,097
   2,477   Quebec Province, 13.00%, 10/1/13.........................      2,715
                                                                       --------
                                                                          7,812
                                                                       --------
  Total Corporate Bonds                                                  76,197
                                                                       --------
 ASSET BACKED SECURITIES (8.3%):
   2,797   Alps, 7.15%, 9/15/04.....................................      2,797
   2,641   General Electric Capital Services, Inc., 7.50%, 5/25/20..      2,655
   4,360   Green Tree Financial Corp., 6.55%, 7/15/28...............      4,399
   1,490   Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09...      1,519
   1,301   Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08...........      1,307
   2,132   Lehman Mortgage Trust, 8.00%, 3/20/99, Series 91-92......      2,160
     908   Structured Asset Securities Co., 7.50%, 8/25/26..........        920
                                                                       --------
  Total Asset Backed Securities                                          15,757
                                                                       --------
 FLOATING RATE NOTES (4.3%):
 Asset Backed Securities (4.3%):
   5,000   AT&T Universal Credit Card Master Trust, 5.90%*, 4/17/02.      5,000
   3,176   HFC Home Equity Loan, 6.14%*, 10/20/07...................      3,196
                                                                       --------
  Total Floating Rate Notes                                               8,196
                                                                       --------
  Total (Cost--$186,378)(a)                                            $185,893
                                                                       ========

-------
Percentages indicated are based on net assets of $189,699.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rates, which will change periodically, are based upon bank prime rates or an index of the market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:
          Unrealized appreciation..................................... $   605
          Unrealized depreciation.....................................  (1,090)
                                                                       -------
          Net unrealized depreciation................................. $  (485)
                                                                       =======
(b) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Intermediate Government Obligations Fund                             (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 REPURCHASE AGREEMENTS (0.2%):
  $   427  Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $468
            Federal Home Loan Mortgage Corp., 6.05%, 12/15/23, market
            value--$436)..............................................  $    427
                                                                        --------
  Total Repurchase Agreements                                                427
                                                                        --------
 GOVERNMENT OBLIGATIONS (85.1%):
 Mortgage Pass Thrus (13.3%):
 Federal Home Loan Mortgage Corp. (0.9%):
    1,180  8.75%, 4/1/17, Pool # 555138...............................     1,243
      540  8.00%, 5/1/17, Pool # 141183...............................       557
                                                                        --------
                                                                           1,800
                                                                        --------
 Federal National Mortgage Assoc. (7.0%):
      770  8.75%, 8/1/09, Pool # 20252................................       808
    1,465  9.00%, 8/1/09, Pool # 84251................................     1,549
    1,837  9.00%, 1/1/10, Pool # 62226................................     1,944
    1,654  11.50%, 5/1/10, Pool # 313025..............................     1,778
    3,288  13.00%, 8/15/15, Pool # 100044.............................     3,944
    1,448  8.25%, 7/1/17, Pool # 124439...............................     1,501
    1,880  8.50%, 2/1/25, Pool # 303545...............................     1,960
                                                                        --------
                                                                          13,484
                                                                        --------
 Government National Mortgage Assoc. (5.4%):
       87  9.00%, 9/15/04, Pool # 4029................................        94
       41  9.00%, 10/15/04, Pool # 4265...............................        44
       59  9.00%, 12/15/04, Pool # 4309...............................        63
       52  9.00%, 12/15/04, Pool # 4790...............................        56
       57  9.00%, 12/15/04, Pool # 4991...............................        61
      102  9.00%, 1/15/05, Pool # 4610................................       109
       28  9.00%, 1/15/05, Pool # 4820................................        30
       23  9.00%, 1/15/05, Pool # 4961................................        25
       37  9.00%, 1/15/05, Pool # 4921................................        40
       52  9.00%, 4/15/05, Pool # 8328................................        56
      131  9.00%, 9/15/08, Pool # 25395...............................       140
       95  9.00%, 9/15/08, Pool # 24863...............................       101
       33  9.00%, 9/15/08, Pool # 25407...............................        35
       15  9.00%, 10/15/08, Pool # 27716..............................        16
       20  9.00%, 10/15/08, Pool # 26836..............................        22
      158  9.00%, 10/15/08, Pool # 23554..............................       169
      106  9.00%, 11/15/08, Pool # 27002..............................       114
      135  9.00%, 12/15/08, Pool # 29022..............................       145
      140  9.00%, 12/15/08, Pool # 28156..............................       150
      132  9.00%, 2/15/09, Pool # 29381...............................       141
      102  9.00%, 2/15/09, Pool # 27253...............................       109
       18  9.00%, 3/15/09, Pool # 29644...............................        19
       53  9.00%, 4/15/09, Pool # 45022...............................        57
       60  9.00%, 4/15/09, Pool # 31183...............................        64
      192  9.00%, 4/15/09, Pool # 32386...............................       205
      120  9.00%, 4/15/09, Pool # 27022...............................       129

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $    71  9.00%, 4/15/09, Pool # 31362...............................  $     76
       69  9.00%, 5/15/09, Pool # 38055...............................        74
      202  9.00%, 5/15/09, Pool # 34103...............................       216
       69  9.00%, 5/15/09, Pool # 30185...............................        74
      296  9.00%, 5/15/09, Pool # 32989...............................       317
       15  9.00%, 5/15/09, Pool # 29539...............................        16
       64  9.00%, 7/15/09, Pool # 33963...............................        68
      231  9.50%, 12/20/13, Pool # 119221.............................       248
      162  9.50%, 10/20/14, Pool # 121161.............................       174
       19  9.50%, 12/20/15, Pool # 000456.............................        21
       69  9.50%, 1/20/16, Pool # 149721..............................        74
      367  9.50%, 2/20/16, Pool # 150634..............................       394
      130  9.50%, 3/20/16, Pool # 149729..............................       140
      374  9.50%, 4/20/16, Pool # 149718..............................       402
      322  9.50%, 4/20/16, Pool # 152042..............................       346
       81  9.50%, 5/20/16, Pool # 158468..............................        88
      101  9.50%, 5/20/16, Pool # 160304..............................       109
      530  9.50%, 6/20/16, Pool # 166048..............................       568
      182  9.50%, 7/20/16, Pool # 002590..............................       195
       38  9.50%, 8/20/16, Pool # 177323..............................        40
       98  9.50%, 9/20/16, Pool # 002626..............................       106
      168  9.50%, 9/20/16, Pool # 170929..............................       180
      104  9.50%, 11/20/16, Pool # 2661...............................       112
       56  9.50%, 3/20/17, Pool # 2732................................        60
      134  9.50%, 8/20/17, Pool # 214044..............................       144
      520  9.50%, 9/20/17, Pool # 836.................................       559
       99  9.50%, 9/20/17, Pool # 235042..............................       106
      304  9.50%, 2/20/18, Pool # 217671..............................       327
       77  9.50%, 3/20/18, Pool # 247563..............................        82
       60  9.50%, 6/20/18, Pool # 001002..............................        65
      137  9.50%, 6/20/18, Pool # 246100..............................       147
       70  9.50%, 6/20/18, Pool # 250860..............................        75
      217  9.50%, 6/20/18, Pool # 252784..............................       233
       19  9.50%, 8/20/18, Pool # 001038..............................        21
       82  9.50%, 12/20/18, Pool # 263506.............................        88
       65  9.50%, 7/20/19, Pool # 255345..............................        70
       84  9.50%, 8/20/19, Pool # 1236................................        91
      100  9.50%, 10/20/19, Pool # 1273...............................       108
      327  9.50%, 12/20/19, Pool # 001309.............................       352
      438  9.50%, 12/20/19, Pool # 281785.............................       471
       46  9.50%, 1/20/20, Pool # 1327................................        50
      137  9.50%, 5/20/20, Pool # 1399................................       147
       93  9.50%, 9/20/20, Pool # 1471................................       100
      131  9.50%, 11/20/20, Pool # 1507...............................       141
       72  9.50%, 12/20/20, Pool # 1525...............................        77
       65  9.50%, 2/20/21, Pool # 21561...............................        69
       85  9.50%, 7/20/21, Pool # 1651................................        91
       84  9.50%, 8/20/21, Pool # 1669................................        90

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Intermediate Government Obligations Fund                             (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   111  9.50%, 10/20/21, Pool # 21705..............................  $    119
       31  9.50%, 8/20/22, Pool # 73..................................        33
      158  9.50%, 12/20/22, Pool # 2988...............................       169
                                                                        --------
                                                                          10,317
                                                                        --------
  Total Mortgage Pass Thrus                                               25,601
                                                                        --------
 U.S. Government Agency Securities (2.9%):
 Federal Home Loan Mortgage Corp. (2.6%):
    5,000  7.44%, 9/20/06, Callable 9/20/01 @ 100.....................     5,179
                                                                        --------
 Guaranteed Export Trust (0.3%):
      478  6.61%, 6/15/99, Series 94-D................................       481
                                                                        --------
                                                                           5,660
                                                                        --------
 U.S. Treasury Notes (61.5%):
   29,950  5.50%, 12/31/00(b).........................................    29,770
   32,925  6.38%, 3/31/01(b)..........................................    33,532
   38,400  6.13%, 12/31/01............................................    38,893
   14,675  6.88%, 5/15/06(b)..........................................    15,699
                                                                        --------
                                                                         117,894
                                                                        --------
 U.S. Treasury Strips (7.4%):
    5,700  0.00%, 5/15/99.............................................     5,280
   10,100  0.00%, 2/15/00.............................................     8,966
                                                                        --------
                                                                          14,246
                                                                        --------
  Total Government Obligations                                           163,401
                                                                        --------

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 ASSET BACKED SECURITIES (1.6%):
  $ 3,104  General Electric Capital Services, Inc., 7.50%, 5/25/20....  $  3,120
                                                                        --------
  Total Asset Backed Securities                                            3,120
                                                                        --------
 COLLATERALIZED MORTGAGE OBLIGATIONS (11.4%):
 Government Agency Backed CMO's (11.4%):
 Federal Home Loan Mortgage Corp. (1.6%):
    3,000  7.50%, 4/15/21, Series 1343--K.............................     3,102
                                                                        --------
 Federal National Mortgage Assoc. (7.1%):
    1,472  7.50%, 3/25/21, Series 1992--171 Zc........................     1,514
    2,073  7.75%, 3/25/21, Series 1992-1..............................     2,165
    2,500  8.00%, 9/25/21, Series 1992--117 La........................     2,599
    7,000  7.50%, 8/25/22, Series 1994-93.............................     7,303
                                                                        --------
                                                                          13,581
                                                                        --------
 Ryland Acceptance Corp. (2.7%):
    4,930  9.00%, 7/1/16..............................................     5,263
                                                                        --------
  Total Collateralized Mortgage Obigations                                21,946
                                                                        --------
  Total (Cost--$188,104)(a)                                             $188,894
                                                                        --------

-------
Percentages indicated are based on net assets of $192,152.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows :
          Unrealized appreciation........................................ $ 937
          Unrealized depreciation........................................  (147)
                                                                          -----
          Net unrealized appreciation.................................... $ 790
                                                                          =====
(b) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 REPURCHASE AGREEMENTS (0.8%):
   $ 1,955 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $2,392
            Federal Home Loan Mortgage Corp., 6.45%, 3/15/24, market
            value--$1,994)..........................................   $  1,955
                                                                       --------
  Total Repurchase Agreements                                             1,955
                                                                       --------
 GOVERNMENT OBLIGATIONS (76.2%):
 U.S. Agency Debentures (11.6%)
    13,000 5.88%, 2/2/06(b).........................................     12,855
     4,530 6.82%, 8/23/05...........................................      4,740
     5,000 7.35%, 3/28/05...........................................      5,394
     4,940 7.88%, 2/24/05...........................................      5,474
                                                                       --------
                                                                         28,463
                                                                       --------
 U.S. Treasury Notes (6.7%):
    15,300 6.88%, 5/15/06(b)........................................     16,367
                                                                       --------
  Total U.S. Treasury Notes                                              16,367
                                                                       --------
 U.S. Treasury Strip (2.4%):
    10,500 0.00%, 2/15/08...........................................      5,835
                                                                       --------
  Total U.S. Treasury Strip                                               5,835
                                                                       --------
 Mortgage Pass Thrus (55.5%):
 Federal Home Loan Mortgage Corp. (13.2%):
        91 8.00%, 9/1/02............................................         93
        34 8.00%, 9/1/03............................................         35
        17 8.00%, 4/1/07............................................         18
         2 8.00%, 12/1/08...........................................          2
        51 8.00%, 7/1/09............................................         53
       665 8.00%, 2/1/17............................................        694
     1,363 8.00%, 3/1/17............................................      1,424
       306 8.00%, 4/1/17............................................        320
       434 8.00%, 5/1/17............................................        454
       603 8.00%, 6/1/17............................................        630
        46 8.00%, 11/1/19...........................................         48
       159 8.00%, 3/1/22............................................        166
       122 8.25%, 8/1/17............................................        128
        37 8.50%, 4/1/01............................................         38
       324 8.50%, 3/1/06............................................        337
       412 8.50%, 9/1/17............................................        434
        43 8.50%, 11/1/18...........................................         45
       548 8.50%, 1/1/22............................................        577
     2,468 8.50%, 4/1/26............................................      2,589
        28 8.75%, 8/1/07............................................         29
        19 8.75%, 6/1/16............................................         20
       112 8.75%, 8/1/16............................................        118
       174 8.75%, 9/1/16............................................        183
       124 8.75%, 1/1/17............................................        131
       347 8.75%, 2/1/17............................................        365
        46 8.75%, 3/1/17............................................         48

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 GOVERNMENT OBLIGATIONS, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
  $   554  8.75%, 5/1/17..............................................  $    584
      114  8.75%, 7/1/17..............................................       120
       54  8.75%, 8/1/17..............................................        57
      444  9.00%, 7/1/01..............................................       464
       84  9.00%, 8/1/01..............................................        88
      239  9.00%, 9/1/01..............................................       249
       17  9.00%, 7/1/02..............................................        17
       62  9.00%, 8/1/02..............................................        65
       85  9.00%, 9/1/02..............................................        89
      152  9.00%, 4/1/03..............................................       158
       17  9.00%, 5/1/03..............................................        18
       44  9.00%, 5/1/04..............................................        46
       13  9.00%, 6/1/04..............................................        13
      115  9.00%, 7/1/04..............................................       121
       62  9.00%, 8/1/04..............................................        64
       58  9.00%, 9/1/04..............................................        60
       70  9.00%, 1/1/05..............................................        73
      214  9.00%, 2/1/05..............................................       223
      405  9.00%, 3/1/05..............................................       423
      107  9.00%, 8/1/05..............................................       111
       50  9.00%, 4/1/06..............................................        52
       80  9.00%, 6/1/09..............................................        86
      141  9.00%, 9/1/09..............................................       151
      288  9.00%, 11/1/09.............................................       309
       76  9.00%, 2/1/10..............................................        80
    1,378  9.00%, 6/1/14..............................................     1,477
       57  9.00%, 4/1/16..............................................        61
      182  9.00%, 5/1/16..............................................       195
       99  9.00%, 6/1/16..............................................       104
      449  9.00%, 7/1/16..............................................       481
      296  9.00%, 10/1/16.............................................       317
      526  9.00%, 11/1/16.............................................       564
      711  9.00%, 12/1/16.............................................       762
      510  9.00%, 1/1/17..............................................       546
      198  9.00%, 8/1/17..............................................       212
      604  9.00%, 9/1/20..............................................       647
      122  9.25%, 8/1/13..............................................       131
       58  9.25%, 8/1/16..............................................        62
       36  9.25%, 3/1/17..............................................        39
       61  9.25%, 11/1/19.............................................        66
       34  9.50%, 3/1/01..............................................        36
       11  9.50%, 5/1/01..............................................        11
       29  9.50%, 7/1/01..............................................        30
      121  9.50%, 9/1/02..............................................       128
       16  9.50%, 10/1/02.............................................        17
       28  9.50%, 11/1/02.............................................        30
       86  9.50%, 12/1/02.............................................        91
      179  9.50%, 1/1/03..............................................       189

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
  $   485  9.50%, 2/1/03..............................................  $    512
       55  9.50%, 5/1/03..............................................        58
       97  9.50%, 6/1/03..............................................       102
       29  9.50%, 8/1/03..............................................        31
       72  9.50%, 10/1/03.............................................        76
       39  9.50%, 11/1/03.............................................        41
       97  9.50%, 7/1/04..............................................       102
      102  9.50%, 9/1/04..............................................       108
      372  9.50%, 1/1/05..............................................       392
      224  9.50%, 4/1/05..............................................       236
       72  9.50%, 5/1/05..............................................        76
       30  9.50%, 7/1/05..............................................        32
      235  9.50%, 11/1/05.............................................       248
      419  9.50%, 5/1/06..............................................       442
      219  9.50%, 7/1/16..............................................       235
      166  9.50%, 9/1/16..............................................       179
       23  9.50%, 11/1/16.............................................        25
       63  9.50%, 7/1/19..............................................        67
      176  9.50%, 5/1/20..............................................       189
      145  9.50%, 8/1/20..............................................       156
    1,184  9.50%, 10/1/20.............................................     1,277
      189  9.50%, 3/1/21..............................................       204
    1,011  9.50%, 12/1/22.............................................     1,089
      418  9.75%, 11/1/08.............................................       452
      246  9.75%, 12/1/08.............................................       265
      122  9.75%, 4/1/09..............................................       132
      174  9.75%, 11/1/17.............................................       188
      198  10.00%, 7/1/00.............................................       210
       70  10.00%, 12/1/00............................................        73
       24  10.00%, 2/1/01.............................................        25
      129  10.00%, 10/1/02............................................       136
       64  10.00%, 11/1/02............................................        68
      146  10.00%, 9/1/03.............................................       154
      183  10.00%, 10/1/03............................................       193
       21  10.00%, 11/1/03............................................        22
       64  10.00%, 12/1/03............................................        68
       34  10.00%, 2/1/04.............................................        35
      117  10.00%, 3/1/04.............................................       123
       98  10.00%, 4/1/04.............................................       103
      126  10.00%, 5/1/04.............................................       133
       69  10.00%, 6/1/05.............................................        73
       15  10.00%, 2/1/09.............................................        16
        3  10.00%, 4/1/15.............................................         3
      619  10.00%, 9/1/16.............................................       671
      202  10.50%, 7/1/00.............................................       213
      212  10.50%, 10/1/00............................................       224
      423  10.50%, 11/1/00............................................       447
      138  10.50%, 12/1/00............................................       145

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 GOVERNMENT OBLIGATIONS, CONTINUED:
 Federal Home Loan Mortgage Corp., continued:
  $   132  10.50%, 11/1/02............................................  $    140
        6  11.50%, 3/1/99.............................................         7
       58  11.50%, 7/1/99.............................................        62
        9  11.50%, 9/1/99.............................................        10
        1  11.50%, 1/1/00.............................................         1
      200  11.50%, 5/1/00.............................................       213
        9  11.50%, 7/1/00.............................................         9
       50  11.50%, 10/1/00............................................        53
       48  11.50%, 11/1/00............................................        51
        7  11.50%, 12/1/00............................................         8
       57  11.50%, 1/1/01.............................................        61
       49  11.75%, 1/1/13.............................................        56
       40  11.75%, 6/1/14.............................................        45
       87  11.75%, 5/1/15.............................................        99
        8  12.00%, 11/1/99............................................         8
        3  12.00%, 12/1/99............................................         3
       60  12.00%, 1/1/00.............................................        64
      141  12.00%, 3/1/00.............................................       151
      238  12.00%, 4/1/00.............................................       255
       34  12.00%, 5/1/00.............................................        36
       13  12.00%, 6/1/00.............................................        14
       22  12.00%, 7/1/00.............................................        24
       21  12.00%, 9/1/00.............................................        23
       32  12.00%, 11/1/00............................................        34
       44  12.00%, 11/1/01............................................        47
    1,335  12.25%, 8/1/15.............................................     1,541
       22  12.50%, 7/1/99.............................................        23
        9  12.50%, 8/1/99.............................................        10
       86  12.50%, 10/1/99............................................        92
       17  12.50%, 11/1/99............................................        18
       23  12.50%, 6/1/00.............................................        25
       19  12.50%, 7/1/00.............................................        21
       54  12.50%, 4/1/01.............................................        58
        9  12.50%, 1/1/13.............................................        10
 Federal National Mortgage Assoc. (6.2%):
      500  7.50%, 5/25/19.............................................       507
    1,950  7.75%, 3/25/21.............................................     2,036
       56  8.00%, 12/1/05.............................................        59
      494  8.00%, 12/1/17.............................................       513
    1,561  8.00%, 2/25/22.............................................     1,663
      464  8.00%, 2/1/23..............................................       482
      261  8.00%, 3/1/23..............................................       271
       39  8.50%, 3/1/02..............................................        41
    1,410  8.50%, 9/1/07..............................................     1,485
       98  8.50%, 12/1/08.............................................       104
    1,340  8.50%, 2/1/09..............................................     1,411
      723  8.50%, 11/1/21.............................................       761
      357  8.50%, 9/1/23..............................................       376

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Federal National Mortgage Assoc., continued:
  $   342  9.00%, 6/1/09..............................................  $    366
      130  9.00%, 12/1/16.............................................       139
       53  9.00%, 2/1/17..............................................        57
      370  9.00%, 10/1/19.............................................       397
      136  9.25%, 6/1/10..............................................       146
       52  9.50%, 1/1/10..............................................        56
       29  9.50%, 5/1/10..............................................        31
       28  9.50%, 8/1/11..............................................        31
       99  9.50%, 7/1/16..............................................       106
      238  10.00%, 6/1/21.............................................       259
      115  10.50%, 9/1/00.............................................       122
       36  10.50%, 10/1/00............................................        39
       48  10.50%, 11/1/00............................................        51
       37  10.50%, 12/1/00............................................        40
       15  10.50%, 1/1/01.............................................        16
       89  10.50%, 2/1/01.............................................        95
        7  10.50%, 6/1/01.............................................         7
       38  10.50%, 8/1/01.............................................        41
       45  10.50%, 1/1/04.............................................        47
       21  10.50%, 2/1/04.............................................        23
       92  10.50%, 5/1/04.............................................        98
      112  11.00%, 8/1/00.............................................       119
       62  11.00%, 10/1/00............................................        66
       61  11.00%, 11/1/00............................................        65
       36  11.00%, 12/1/00............................................        38
       57  11.00%, 1/1/01.............................................        61
        6  11.00%, 2/1/01.............................................         6
       88  11.00%, 6/1/01.............................................        93
      221  11.00%, 9/1/06.............................................       234
       70  11.25%, 6/1/13.............................................        79
       82  11.25%, 5/1/14.............................................        92
      167  11.25%, 12/1/15............................................       187
        4  11.50%, 11/1/98............................................         4
        4  11.50%, 12/1/98............................................         4
       17  11.50%, 11/1/99............................................        18
       25  11.50%, 2/1/00.............................................        27
        6  11.50%, 3/1/00.............................................         7
       17  11.50%, 6/1/00.............................................        18
       36  11.50%, 8/1/00.............................................        39
       27  11.50%, 9/1/00.............................................        29
       24  11.50%, 11/1/00............................................        26
       19  11.50%, 12/1/00............................................        21
       11  11.50%, 1/1/01.............................................        12
       56  11.50%, 2/1/01.............................................        61
        3  12.00%, 1/1/99.............................................         3
       10  12.00%, 7/1/99.............................................        11
        1  12.00%, 10/1/99............................................         1
       18  12.00%, 4/1/00.............................................        20

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Federal National Mortgage Assoc., continued:
  $    42  12.00%, 5/1/00.............................................  $     46
       42  12.00%, 7/1/00.............................................        46
       56  12.00%, 8/1/00.............................................        61
       27  12.00%, 9/1/00.............................................        29
       69  12.00%, 10/1/00............................................        74
       21  12.50%, 2/1/00.............................................        23
        8  12.50%, 4/1/00.............................................         9
       61  12.50%, 6/1/00.............................................        67
       90  12.50%, 7/1/00.............................................        98
       99  12.50%, 8/1/03.............................................       108
    1,134  12.50%, 5/1/15.............................................     1,311
 Government National Mortgage Assoc. (36.1%):
      526  6.50%, 11/15/23............................................       524
      175  6.50%, 12/15/23............................................       173
      128  7.00%, 6/20/17.............................................       130
       67  7.00%, 10/15/22............................................        68
       72  7.00%, 3/15/23.............................................        73
      134  7.00%, 6/15/23.............................................       136
      127  7.00%, 6/20/23.............................................       129
       25  7.00%, 8/15/23.............................................        25
       19  7.00%, 8/20/23.............................................        19
      740  7.00%, 10/15/23............................................       750
       33  7.00%, 11/15/23............................................        33
      610  7.50%, 1/20/17.............................................       630
       50  7.50%, 5/15/22.............................................        51
       23  7.50%, 5/20/22.............................................        24
       21  7.50%, 9/20/22.............................................        21
       35  7.50%, 10/15/22............................................        36
      115  7.50%, 12/15/22............................................       119
       74  7.50%, 2/15/23.............................................        76
      372  7.50%, 4/15/23.............................................       382
       41  7.50%, 7/15/23.............................................        42
      222  7.50%, 9/15/23.............................................       227
       28  7.50%, 10/15/23............................................        29
      167  7.50%, 12/15/23............................................       172
      233  8.00%, 4/15/17.............................................       245
      264  8.00%, 5/15/17.............................................       277
       90  8.00%, 4/20/18.............................................        93
       26  8.00%, 10/15/21............................................        27
      373  8.00%, 12/15/21............................................       391
       18  8.00%, 1/15/22.............................................        19
      196  8.00%, 2/20/22.............................................       204
       79  8.00%, 4/15/22.............................................        83
      638  8.00%, 7/20/22.............................................       662
      406  8.00%, 8/15/22.............................................       427
      250  8.00%, 5/15/23.............................................       262
       35  8.00%, 5/20/23.............................................        36
       16  8.00%, 7/20/23.............................................        17

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   311  8.00%, 9/20/23.............................................  $    323
      678  8.00%, 10/20/23............................................       703
      121  8.00%, 11/20/23............................................       126
       18  8.00%, 5/20/24.............................................        18
       78  8.25%, 1/15/05.............................................        83
       68  8.25%, 3/15/06.............................................        72
       77  8.25%, 4/15/06.............................................        81
      155  8.25%, 5/15/06.............................................       164
      123  8.25%, 7/15/06.............................................       130
      116  8.25%, 6/15/08.............................................       123
      109  8.25%, 7/15/08.............................................       116
    1,283  8.25%, 6/15/16.............................................     1,356
       12  8.50%, 6/15/05.............................................        13
       34  8.50%, 10/15/05............................................        36
      214  8.50%, 1/15/06.............................................       228
      167  8.50%, 7/15/08.............................................       178
      540  8.50%, 3/20/17.............................................       571
      534  8.50%, 5/20/17.............................................       565
       20  8.50%, 8/15/20.............................................        21
      157  8.50%, 5/15/21.............................................       167
      106  8.50%, 6/15/21.............................................       113
       13  8.50%, 7/15/21.............................................        14
       38  8.50%, 8/15/21.............................................        41
      148  8.50%, 11/15/21............................................       157
      160  8.50%, 12/15/21............................................       171
      251  8.50%, 1/15/22.............................................       268
       24  8.50%, 2/15/22.............................................        25
      182  8.50%, 3/15/22.............................................       194
       81  8.50%, 6/15/22.............................................        87
       14  8.50%, 7/15/22.............................................        15
       28  8.50%, 8/15/22.............................................        29
      120  8.50%, 9/15/22.............................................       127
        8  8.50%, 10/15/22............................................         9
       20  8.50%, 11/15/22............................................        21
      106  8.50%, 7/20/23.............................................       112
       20  8.50%, 9/15/24.............................................        21
      327  8.75%, 8/15/08.............................................       352
      464  8.75%, 12/15/16............................................       499
      263  8.75%, 6/15/17.............................................       283
       33  9.00%, 10/15/04............................................        35
       77  9.00%, 11/15/04............................................        82
      146  9.00%, 12/15/04............................................       156
       96  9.00%, 1/15/05.............................................       102
       83  9.00%, 2/15/05.............................................        88
       65  9.00%, 3/15/05.............................................        69
       31  9.00%, 10/15/06............................................        33
      481  9.00%, 9/15/08.............................................       514
      555  9.00%, 10/15/08............................................       594

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $    96  9.00%, 11/15/08............................................  $    103
      689  9.00%, 12/15/08............................................       737
       34  9.00%, 1/15/09.............................................        36
      228  9.00%, 2/15/09.............................................       244
      526  9.00%, 3/15/09.............................................       562
      153  9.00%, 4/15/09.............................................       163
      251  9.00%, 5/15/09.............................................       268
      143  9.00%, 6/15/09.............................................       153
       17  9.00%, 8/15/09.............................................        18
      112  9.00%, 1/15/10.............................................       119
      101  9.00%, 10/15/10............................................       108
      202  9.00%, 11/15/10............................................       216
       67  9.00%, 4/15/16.............................................        72
       58  9.00%, 6/15/16.............................................        62
       75  9.00%, 7/15/16.............................................        80
       24  9.00%, 7/20/16.............................................        25
    1,117  9.00%, 8/20/16.............................................     1,186
       62  9.00%, 10/15/16............................................        67
       76  9.00%, 1/15/17.............................................        81
       65  9.00%, 7/15/17.............................................        70
       32  9.00%, 4/15/18.............................................        34
        7  9.00%, 7/15/18.............................................         8
      130  9.00%, 11/15/19............................................       139
       93  9.00%, 12/15/19............................................       100
       26  9.00%, 1/15/20.............................................        28
       40  9.00%, 1/20/20.............................................        43
       67  9.00%, 2/15/20.............................................        72
       58  9.00%, 3/15/20.............................................        62
       26  9.00%, 4/15/20.............................................        28
       47  9.00%, 5/15/20.............................................        50
       60  9.00%, 11/15/20............................................        64
       44  9.00%, 4/1/21..............................................        47
      131  9.00%, 12/20/21............................................       142
      265  9.00%, 1/20/22.............................................       281
      354  9.00%, 8/20/22.............................................       376
      308  9.00%, 9/20/22.............................................       327
      402  9.00%, 12/15/22............................................       430
       52  9.25%, 5/15/16.............................................        56
       24  9.25%, 6/15/16.............................................        26
       50  9.25%, 7/15/16.............................................        54
      135  9.25%, 8/15/16.............................................       146
       28  9.25%, 9/15/16.............................................        31
       26  9.25%, 10/15/16............................................        28
       86  9.25%, 11/15/16............................................        94
      325  9.25%, 12/15/16............................................       353
      149  9.25%, 12/20/16............................................       161
       42  9.25%, 3/15/17.............................................        45
      262  9.25%, 6/15/17.............................................       285

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   499  9.25%, 7/15/17.............................................  $    542
      167  9.25%, 9/15/17.............................................       181
      157  9.25%, 1/15/18.............................................       170
       31  9.25%, 10/15/19............................................        34
       89  9.25%, 12/15/19............................................        96
       79  9.25%, 2/15/20.............................................        86
       76  9.25%, 4/15/21.............................................        82
       98  9.25%, 5/15/21.............................................       106
      923  9.50%, 6/15/09.............................................       998
    1,535  9.50%, 7/15/09.............................................     1,661
    1,970  9.50%, 8/15/09.............................................     2,132
    2,453  9.50%, 9/15/09.............................................     2,654
    3,382  9.50%, 10/15/09............................................     3,659
      923  9.50%, 11/15/09............................................       999
      647  9.50%, 12/15/09............................................       700
      171  9.50%, 4/15/13.............................................       185
       62  9.50%, 7/15/13.............................................        67
        7  9.50%, 11/15/15............................................         8
      122  9.50%, 2/15/16.............................................       132
      297  9.50%, 3/15/16.............................................       321
      380  9.50%, 4/15/16.............................................       411
      724  9.50%, 5/15/16.............................................       783
      869  9.50%, 6/15/16.............................................       940
      418  9.50%, 7/15/16.............................................       453
      374  9.50%, 8/15/16.............................................       405
      566  9.50%, 9/15/16.............................................       612
      151  9.50%, 10/15/16............................................       164
      143  9.50%, 11/15/16............................................       155
      255  9.50%, 12/15/16............................................       276
      202  9.50%, 1/15/17.............................................       219
       53  9.50%, 2/15/17.............................................        57
       76  9.50%, 3/15/17.............................................        83
       83  9.50%, 4/15/17.............................................        89
      300  9.50%, 6/15/17.............................................       325
      227  9.50%, 7/15/17.............................................       245
      411  9.50%, 8/15/17.............................................       445
      717  9.50%, 9/15/17.............................................       775
      284  9.50%, 10/15/17............................................       307
       28  9.50%, 11/15/17............................................        31
       57  9.50%, 12/15/17............................................        62
       40  9.50%, 1/15/18.............................................        43
       81  9.50%, 2/15/18.............................................        88
       28  9.50%, 3/15/18.............................................        30
      235  9.50%, 4/15/18.............................................       254
      187  9.50%, 5/15/18.............................................       203
      242  9.50%, 6/15/18.............................................       261
      190  9.50%, 7/15/18.............................................       206
      328  9.50%, 8/15/18.............................................       355

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   191  9.50%, 9/15/18.............................................  $    206
       29  9.50%, 10/15/18............................................        32
       45  9.50%, 11/15/18............................................        49
      236  9.50%, 12/15/18............................................       255
       98  9.50%, 1/15/19.............................................       106
      219  9.50%, 2/15/19.............................................       237
       53  9.50%, 3/15/19.............................................        58
       77  9.50%, 4/15/19.............................................        84
       56  9.50%, 8/15/19.............................................        61
       44  9.50%, 9/15/19.............................................        48
       28  9.50%, 10/15/19............................................        30
      132  9.50%, 11/15/19............................................       143
       85  9.50%, 12/15/19............................................        92
       34  9.50%, 1/15/20.............................................        37
       42  9.50%, 2/15/20.............................................        46
       92  9.50%, 3/15/20.............................................       100
       16  9.50%, 4/15/20.............................................        17
      158  9.50%, 5/15/20.............................................       171
       59  9.50%, 6/15/20.............................................        64
       13  9.50%, 7/15/20.............................................        14
      126  9.50%, 8/15/20.............................................       136
       16  9.50%, 9/15/20.............................................        18
       69  9.50%, 10/15/20............................................        75
       70  9.50%, 11/15/20............................................        76
      248  9.50%, 2/15/21.............................................       269
      793  9.50%, 4/15/21.............................................       858
      106  9.50%, 5/15/21.............................................       115
       76  9.50%, 6/15/21.............................................        82
       58  9.50%, 7/15/21.............................................        63
       19  9.50%, 8/15/21.............................................        20
      519  9.50%, 11/15/21............................................       561
       38  9.50%, 5/15/22.............................................        41
       56  10.00%, 9/20/00............................................        60
       26  10.00%, 11/20/00...........................................        28
       64  10.00%, 4/20/01............................................        70
       39  10.00%, 1/20/03............................................        43
       35  10.00%, 6/20/04............................................        38
       98  10.00%, 10/20/04...........................................       106
        1  10.50%, 3/15/98............................................         1
        2  10.50%, 4/15/98............................................         2
        8  10.50%, 5/15/98............................................         8
        6  10.50%, 6/15/98............................................         6
        5  10.50%, 8/15/98............................................         5
        6  10.50%, 9/15/98............................................         6
        6  10.50%, 11/15/98...........................................         6
        4  10.50%, 2/15/99............................................         4
       10  10.50%, 9/15/99............................................        10
       26  10.50%, 9/15/00............................................        27

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $    31  10.50%, 10/15/00...........................................  $     33
       85  10.50%, 10/20/00...........................................        90
      144  10.50%, 11/15/00...........................................       153
       23  10.50%, 12/15/00...........................................        25
        3  10.50%, 1/15/01............................................         3
       13  10.50%, 2/15/01............................................        14
       86  10.50%, 2/20/01............................................        91
       34  10.50%, 8/15/01............................................        36
       10  10.50%, 4/15/03............................................        11
       76  10.50%, 11/15/03...........................................        78
       57  10.50%, 4/20/04............................................        60
       81  10.50%, 7/15/04............................................        87
      141  10.50%, 9/15/04............................................       150
       46  10.50%, 12/20/04...........................................        49
        1  11.00%, 4/15/98............................................         1
        3  11.00%, 9/15/98............................................         4
       20  11.00%, 11/15/98...........................................        21
       16  11.00%, 12/15/98...........................................        17
        4  11.00%, 2/15/99............................................         4
        5  11.00%, 5/15/99............................................         5
       14  11.00%, 4/15/00............................................        15
      152  11.00%, 5/15/00............................................       161
       78  11.00%, 6/15/00............................................        83
        8  11.00%, 7/15/00............................................         9
       42  11.00%, 8/15/00............................................        45
      175  11.00%, 9/15/00............................................       186
        9  11.00%, 10/15/00...........................................         9
      165  11.00%, 11/15/00...........................................       176
      203  11.00%, 12/15/00...........................................       216
      166  11.00%, 1/15/01............................................       177
       22  11.00%, 1/20/01............................................        23
       68  11.00%, 2/15/01............................................        72
        6  11.00%, 3/20/01............................................         7
       97  11.00%, 3/15/04............................................       104
       50  11.00%, 6/15/04............................................        53
       92  11.00%, 8/15/04............................................        98
       18  11.50%, 1/15/99............................................        19
        7  11.50%, 6/15/99............................................         7
        7  11.50%, 7/15/99............................................         7
       34  11.50%, 9/15/99............................................        36
       15  11.50%, 1/20/00............................................        16
       17  11.50%, 2/15/00............................................        18
       44  11.50%, 3/15/00............................................        47
       14  11.50%, 4/15/00............................................        15
       75  11.50%, 5/15/00............................................        79
        1  11.50%, 6/15/00............................................         1
       20  11.50%, 7/15/00............................................        21
        4  11.50%, 12/15/00...........................................         4

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   121  11.50%, 6/20/04............................................  $    136
       17  11.50%, 3/15/11............................................        19
       14  11.50%, 4/15/13............................................        16
        2  11.50%, 5/15/13............................................         3
       43  11.50%, 6/15/13............................................        48
       34  11.50%, 8/15/13............................................        39
       74  11.50%, 8/15/14............................................        84
       30  11.50%, 10/15/14...........................................        34
        4  11.50%, 5/15/15............................................         5
        4  11.50%, 12/15/15...........................................         5
        1  11.75%, 9/15/98............................................         1
        8  11.75%, 10/15/98...........................................         9
        1  11.75%, 11/15/98...........................................         1
       13  11.75%, 12/15/98...........................................        14
        8  11.75%, 3/15/99............................................         9
       45  11.75%, 4/15/99............................................        49
      113  11.75%, 5/15/99............................................       123
        2  12.00%, 9/15/98............................................         2
       26  12.00%, 10/15/98...........................................        28
       14  12.00%, 11/15/98...........................................        15
       20  12.00%, 1/15/99............................................        21
        3  12.00%, 2/15/99............................................         3
        8  12.00%, 3/15/99............................................         9
       17  12.00%, 5/15/99............................................        18
        1  12.00%, 5/20/99............................................         1
       12  12.00%, 7/20/99............................................        12
        5  12.00%, 8/20/99............................................         5
       90  12.00%, 5/15/00............................................        96
      116  12.00%, 6/15/00............................................       123
       28  12.00%, 6/20/00............................................        30
       14  12.00%, 7/15/00............................................        15
       24  12.00%, 7/20/00............................................        26
       36  12.00%, 8/20/00............................................        38
       12  12.00%, 10/15/00...........................................        13
       39  12.00%, 8/15/12............................................        45
      134  12.00%, 11/15/12...........................................       155
      265  12.00%, 12/15/12...........................................       305
      110  12.00%, 1/15/13............................................       126
       49  12.00%, 2/15/13............................................        56
       14  12.00%, 3/15/13............................................        16
        8  12.00%, 4/15/13............................................         9
        1  12.00%, 5/15/13............................................         1
       72  12.00%, 8/15/13............................................        82
       44  12.00%, 9/15/13............................................        51
       50  12.00%, 11/15/13...........................................        57
        8  12.00%, 12/15/13...........................................         9
       97  12.00%, 1/15/14............................................       112
       89  12.00%, 2/15/14............................................       103

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   184  12.00%, 3/15/14............................................  $    211
       57  12.00%, 4/15/14............................................        65
      227  12.00%, 5/15/14............................................       262
       44  12.00%, 6/15/14............................................        51
       39  12.00%, 9/15/14............................................        45
       61  12.00%, 12/15/14...........................................        71
      116  12.00%, 1/15/15............................................       133
      278  12.00%, 2/15/15............................................       319
      283  12.00%, 3/15/15............................................       325
      441  12.00%, 4/15/15............................................       507
      425  12.00%, 5/15/15............................................       489
      500  12.00%, 6/15/15............................................       575
      320  12.00%, 7/15/15............................................       368
      115  12.00%, 8/15/15............................................       132
      109  12.00%, 9/15/15............................................       126
       57  12.00%, 10/15/15...........................................        66
       26  12.00%, 12/15/15...........................................        30
       77  12.00%, 1/15/16............................................        88
       59  12.00%, 5/15/18............................................        68
      204  12.50%, 4/15/10............................................       237
      198  12.50%, 5/15/10............................................       230
      262  12.50%, 6/15/10............................................       305
       39  12.50%, 7/15/10............................................        45
       10  12.50%, 8/15/10............................................        11
      145  12.50%, 9/15/10............................................       168
      135  12.50%, 10/15/10...........................................       156
      490  12.50%, 11/15/10...........................................       570
      999  12.50%, 12/15/10...........................................     1,162
      214  12.50%, 1/15/11............................................       249
        2  12.50%, 2/15/11............................................         2
       17  12.50%, 3/15/11............................................        20
       38  12.50%, 8/15/11............................................        44
       41  12.50%, 10/15/11...........................................        48
        2  12.50%, 4/15/12............................................         2
       32  12.50%, 3/15/13............................................        37
      242  12.50%, 10/15/13...........................................       281
       33  12.50%, 10/20/13...........................................        39
      176  12.50%, 11/15/13...........................................       204
       27  12.50%, 11/20/13...........................................        31
      101  12.50%, 12/15/13...........................................       117
       33  12.50%, 12/20/13...........................................        38
      137  12.50%, 1/15/14............................................       159
       82  12.50%, 3/15/14............................................        96
       99  12.50%, 4/15/14............................................       115
       23  12.50%, 4/20/14............................................        27
      286  12.50%, 5/15/14............................................       333
      284  12.50%, 6/15/14............................................       330
       96  12.50%, 6/20/14............................................       111

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   178  12.50%, 7/15/14............................................  $    207
       23  12.50%, 7/20/14............................................        27
       14  12.50%, 8/15/14............................................        17
       38  12.50%, 8/20/14............................................        44
        9  12.50%, 9/15/14............................................        10
       19  12.50%, 9/20/14............................................        22
       35  12.50%, 10/15/14...........................................        41
       59  12.50%, 10/20/14...........................................        68
       44  12.50%, 11/15/14...........................................        51
       62  12.50%, 11/20/14...........................................        72
      135  12.50%, 12/15/14...........................................       157
      411  12.50%, 1/15/15............................................       478
       37  12.50%, 1/20/15............................................        43
      219  12.50%, 2/15/15............................................       255
       94  12.50%, 3/15/15............................................       110
      216  12.50%, 4/15/15............................................       251
       68  12.50%, 5/15/15............................................        79
      107  12.50%, 5/20/15............................................       124
       40  12.50%, 6/15/15............................................        47
       31  12.50%, 6/20/15............................................        36
       21  12.50%, 7/15/15............................................        24
       39  12.50%, 7/20/15............................................        45
       17  12.50%, 8/15/15............................................        20
       38  12.50%, 9/20/15............................................        44
       91  12.50%, 10/15/15...........................................       106
       11  12.50%, 11/20/15...........................................        12
       54  12.50%, 1/20/16............................................        62
       51  12.75%, 9/20/13............................................        59
      106  12.75%, 11/20/13...........................................       123
        6  12.75%, 12/20/13...........................................         7
       46  12.75%, 3/20/14............................................        54
        3  12.75%, 8/20/14............................................         4
        3  12.75%, 10/20/14...........................................         4
       96  12.75%, 12/20/14...........................................       112
        1  12.75%, 7/20/15............................................         2
       31  13.00%, 11/15/10...........................................        36
       77  13.00%, 12/15/10...........................................        89
      135  13.00%, 1/15/11............................................       158
      212  13.00%, 2/15/11............................................       249
       96  13.00%, 3/15/11............................................       112
      436  13.00%, 4/15/11............................................       512
       10  13.00%, 5/15/11............................................        12
       16  13.00%, 7/15/11............................................        19
        4  13.00%, 8/15/11............................................         4
        2  13.00%, 10/15/11...........................................         2
       32  13.00%, 1/15/12............................................        38
       44  13.00%, 2/15/12............................................        51
       11  13.00%, 5/15/12............................................        13

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $     1  13.00%, 8/15/12............................................  $      1
       58  13.00%, 9/15/12............................................        67
       25  13.00%, 10/15/12...........................................        30
      110  13.00%, 11/15/12...........................................       129
       73  13.00%, 12/15/12...........................................        85
      192  13.00%, 9/15/13............................................       225
       10  13.00%, 9/20/13............................................        12
      198  13.00%, 10/15/13...........................................       232
       93  13.00%, 10/20/13...........................................       107
       55  13.00%, 6/15/14............................................        64
      166  13.00%, 7/15/14............................................       194
      237  13.00%, 8/15/14............................................       275
       86  13.00%, 9/15/14............................................       100
      193  13.00%, 10/15/14...........................................       223
       82  13.00%, 10/20/14...........................................        95
      132  13.00%, 11/15/14...........................................       153
      110  13.00%, 12/15/14...........................................       130
      121  13.00%, 12/20/14...........................................       141
       33  13.00%, 1/15/15............................................        39
       45  13.00%, 3/15/15............................................        53
        8  13.00%, 5/15/15............................................        10
       98  13.00%, 6/15/15............................................       115
       13  13.00%, 6/20/15............................................        15
      282  13.50%, 5/15/10............................................       335
      160  13.50%, 6/15/10............................................       190
      123  13.50%, 7/15/10............................................       146
       25  13.50%, 8/15/10............................................        30
       41  13.50%, 9/15/10............................................        49
       65  13.50%, 4/15/11............................................        77
      355  13.50%, 5/15/11............................................       422
       13  13.50%, 8/15/11............................................        15
       13  13.50%, 9/15/11............................................        16
        8  13.50%, 2/15/12............................................        10
      173  13.50%, 10/15/12...........................................       206
      213  13.50%, 11/15/12...........................................       254
       27  13.50%, 12/15/12...........................................        33
      143  13.50%, 7/15/14............................................       170
        2  13.50%, 7/20/14............................................         3
      441  13.50%, 8/15/14............................................       525
        3  13.50%, 8/20/14............................................         3
      503  13.50%, 9/15/14............................................       599
      121  13.50%, 9/20/14............................................       142
      158  13.50%, 10/15/14...........................................       188
       91  13.50%, 10/20/14...........................................       107
      105  13.50%, 11/15/14...........................................       125
       61  13.50%, 11/20/14...........................................        72
       14  13.50%, 12/15/14...........................................        17
       11  13.50%, 12/20/14...........................................        13


 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $     5  13.50%, 1/15/15............................................  $      6
       14  13.50%, 1/20/15............................................        17
       35  13.50%, 2/15/15............................................        42
       24  13.50%, 3/20/15............................................        28
        8  13.50%, 4/15/15............................................        10
       47  13.50%, 4/20/15............................................        55
       36  13.50%, 5/20/15............................................        43
        5  13.50%, 6/20/15............................................         6
      190  14.00%, 5/15/11............................................       229
    1,299  14.00%, 6/15/11............................................     1,567
      227  14.00%, 7/15/11............................................       274
       37  14.00%, 2/15/12............................................        45
        2  14.00%, 3/15/12............................................         3
        1  14.00%, 4/15/12............................................         1
       20  14.00%, 5/15/12............................................        24
       41  14.00%, 7/15/12............................................        49
       24  14.00%, 8/15/12............................................        29
      134  14.00%, 9/15/12............................................       162
      105  14.00%, 10/15/12...........................................       126
       62  14.00%, 7/15/14............................................        75
       86  14.00%, 8/15/14............................................       104
       65  14.00%, 9/15/14............................................        79
      196  14.00%, 10/15/14...........................................       236
       99  14.00%, 11/15/14...........................................       120
       66  14.00%, 12/15/14...........................................        79
      173  14.00%, 2/15/15............................................       208
       22  14.50%, 9/15/12............................................        26
       55  14.50%, 10/15/12...........................................        67
       35  14.50%, 8/15/14............................................        42
       74  15.00%, 6/15/11............................................        92
      531  15.00%, 7/15/11............................................       660
      260  15.00%, 8/15/11............................................       323
      508  15.00%, 9/15/11............................................       631
       98  15.00%, 10/15/11...........................................       122
       18  15.00%, 11/15/11...........................................        22
       97  15.00%, 12/15/11...........................................       120
       97  15.00%, 1/15/12............................................       120
      465  15.00%, 2/15/12............................................       572
      190  15.00%, 3/15/12............................................       236
      280  15.00%, 4/15/12............................................       346
      527  15.00%, 5/15/12............................................       655
      445  15.00%, 6/15/12............................................       554
      485  15.00%, 7/15/12............................................       603
      982  15.00%, 8/15/12............................................     1,217
    1,321  15.00%, 9/15/12............................................     1,638
       71  15.00%, 10/15/12...........................................        88
      206  15.00%, 11/15/12...........................................       257
      114  15.00%, 12/15/12...........................................       142

                                  Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
U.S. Government Income Fund                                          (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 Government National Mortgage Assoc., continued:
  $    69  15.00%, 1/15/13..........................................   $     86
       20  15.00%, 4/15/13..........................................         25
       68  16.00%, 10/15/11.........................................         81
       15  16.00%, 11/15/11.........................................         18
        1  16.00%, 12/15/11.........................................          2
        1  16.00%, 2/15/12..........................................          1
       68  16.00%, 4/15/12..........................................         81
      119  17.00%, 11/15/11.........................................        142
                                                                       --------
  Total Mortgage Pass Thrus                                             135,608
                                                                       --------
  Total Government Obligations                                          186,273
                                                                       --------
 COLLATERALIZED MORTGAGE OBLIGATIONS (21.9%):
 Government Agency Backed CMO's (21.9%):
      435  CityFed Mortgage Trust, 10.00%, 1/1/18 ..................        462
    2,019  Drexel Burnham Lambert, Series H, Class 4, 8.50%, 4/1/17
            ........................................................      2,130
    3,000  Federal Home Loan Mortgage Assoc., 7.00%, 6/15/21, Series
            1265J...................................................      3,034
    7,000  Federal Home Loan Mortgage Corp., 7.50%, 4/15/21, Series
            1343K...................................................      7,238
    5,873  Federal Home Loan Mortgage Corp., 7.50%, 9/15/21, Series
            1311J...................................................      6,044
    5,000  Federal National Mortgage Assoc., 7.35%, 3/25/21, Series
            1993-2PH................................................      5,110

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
 Government Agency Backed CMO's, continued:
  $ 8,080  Federal National Mortgage Assoc., 7.50%, 3/25/21, Series
            1992-171ZC..............................................   $  8,315
    3,100  Federal National Mortgage Assoc., 7.50%, 5/25/21, Series
            1992-214PL..............................................      3,216
    3,000  Federal National Mortgage Assoc., 7.50%, 8/25/22, Series
            1994-93PH...............................................      3,130
    3,421  Federal National Mortgage Assoc., 8.00%, 6/25/21, Series
            1992-171ZD..............................................      3,718
    5,360  Federal National Mortgage Assoc., 8.00%, 9/25/21, Series
            1992-117LA..............................................      5,572
    1,000  MDC Asset Investors Trust, 7.00%, 2/20/19................        997
      749  Prudential Bache Trust Series 12, Class F, 8.49%,
            10/20/20 ...............................................        821
    3,000  Security Mortgage Acceptance Corp. II, 9.00%, 12/1/16 ...      3,233
      574  Structured Asset Residential Trust, 8.25%, 6/25/19 ......        624
                                                                       --------
  Total Government Agency Backed CMO's                                   53,644
                                                                       --------
  Total Collateralized Mortgage Obligations                              53,644
                                                                       --------
  Total Investments (Cost--$239,053)(a)                                 241,872
                                                                       ========

-------
Percentages indicated are based on net assets of $244,450.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows :
          Unrealized appreciation....................................... $3,128
          Unrealized depreciation.......................................   (309)
                                                                         ------
          Net unrealized appreciation................................... $2,819
                                                                         ======
(b) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Bond Fund                                                            (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 REPURCHASE AGREEMENTS (5.9%):
  $30,685  Goldman Sachs, 6.80%, 1/2/98
            (Collateralized by $31,376 various U.S.
            Government securities, 6.50-6.70%,
            10/15/21-3/15/25, market value--$31,299).................   $ 30,685
                                                                        --------
  Total Repurchase Agreements                                             30,685
                                                                        --------
 GOVERNMENT OBLIGATIONS (26.2%):
 Mortgage Pass Thrus (19.1%):
 Federal Home Loan Mortgage Corp. (1.0%):
    1,408  9.00%, 5/15/20, Pool #A01002..............................      1,498
    3,211  9.50%, 10/1/20, Pool # A00873.............................      3,461
                                                                        --------
                                                                           4,959
                                                                        --------
 Federal National Mortgage Assoc. (10.7%):
    2,197  9.00%, 8/1/09, Pool #84251................................      2,323
    3,635  8.25%, 7/1/17, Pool #124439...............................      3,768
   32,800  0.37%, 10/15/23(b)........................................     32,985
    3,479  9.00%, 11/1/24, Pool # 280518.............................      3,686
    4,228  8.50%, 7/1/25, Pool # 250273..............................      4,406
      865  6.50%, 8/1/27, Pool # 397372..............................        854
      135  6.50%, 9/1/27, Pool # 394026..............................        134
    1,050  6.50%, 9/1/27, Pool # 376766..............................      1,037
      119  6.50%, 10/1/27, Pool # 398938.............................        118
      862  6.50%, 10/1/27, Pool # 394035.............................        851
      950  6.50%, 12/1/27, Pool # 402609.............................        938
      950  6.50%, 11/1/27, Pool # 395819.............................        938
    2,000  6.50%, 12/1/27, Pool # 404808.............................      1,974
      881  6.50%, 12/1/27, Pool # 403480.............................        869
      900  6.50%, 12/1/27, Pool # 398119.............................        888
       50  6.50%, 12/1/27, Pool # 406501.............................         49
      138  6.50%, 12/1/27, Pool # 404323.............................        137
                                                                        --------
                                                                          55,955
                                                                        --------
 Government National Mortgage Assoc. (7.4%):
    7,432  7.50%, 4/15/23, Pool # 354563.............................      7,655
    3,119  6.50%, 9/15/23, Pool # 358419.............................      3,110
   26,873  7.50%, 8/15/25, Pool #780213 .............................     27,622
                                                                        --------
                                                                          38,387
                                                                        --------
  Total Mortgage Pass Thrus                                               99,301
                                                                        --------
 U.S. Treasuries (7.1%):
 U.S. Treasury Notes (7.1%):
   14,800  6.00%, 8/15/00(c).........................................     14,905
      700  5.88%, 9/30/02............................................        704
   20,050  6.13%, 8/15/07(c).........................................     20,600
      475  6.38%, 8/15/27............................................        501
                                                                          36,710
                                                                        --------
  Total U.S. Treasury                                                     36,710
                                                                        --------
  Total Government Obligations                                           136,011
                                                                        --------

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS (60.3%):
 Asset Backed Securities (4.8%):
  $ 5,211  EQCC Home Equity Loan Trust, 5.73%, 12/15/08..............   $  5,116
   10,000  First USA Credit Card Master Trust, 5.79%*, 10/17/06......      9,973
    4,952  First USA Credit Card Master Trust, 6.11%*, 2/17/10.......      4,952
    5,000  MBNA Master Credit Card Trust, 5.78%, 2/15/07.............      4,997
                                                                        --------
                                                                          25,038
                                                                        --------
 Euro Dollar (7.9%):
   10,000  Credit Foncier de France, 8.00%, 1/14/02..................     10,475
   10,000  ICI Investments, 6.75%, 8/7/02............................     10,163
   15,000  Morgan Guaranty Trust, 6.75%, 5/28/02.....................     15,300
    5,000  Sweden Kingdom, 6.75, 5/27/04.............................      5,145
                                                                        --------
                                                                          41,083
                                                                        --------
 Financial (12.8%):
    7,000  AT&T Capital Corp., 6.41%, 8/13/99........................      7,000
   10,000  Beneficial Corp, 6.39%, 10/7/02...........................     10,025
    2,500  Chelsea GCA Realty, 7.25%, 10/21/07.......................      2,538
   10,400  Continental Bank, N.A., 11.25%, 7/1/01....................     10,660
    5,000  Equity Residential Properties, 6.55%, 11/15/01............      5,000
    5,500  Gatx Capital Corp, 6.88%, 11/1/04.........................      5,569
   13,000  Lumbermen's Mutual Casualty, 8.30%, 12/1/37...............     13,811
    6,000  Lumbermen's Tiers Trust, 8.45%, 12/1/17...................      6,696
    5,000  Sears Roebuck Acceptance, 6.63%, 2/25/02..................      5,038
                                                                        --------
                                                                          66,337
                                                                        --------
 Industrials (16.7%):
   15,000  Chrysler Corp., 7.40%, 8/1/2097**.........................     15,768
    8,050  ERAC USA Finance Co., 6.35%, 1/15/01......................      8,060
    2,000  Ingersoil-Rand, 6.26%, 2/15/01............................      2,005
    5,000  Ingersoil-Rand, 6.34%, 12/3/01............................      5,025
    5,700  Ingersoil-Rand, 6.39%, 11/15/27...........................      5,729
    5,000  Johnson & Johnson, 8.25%, 11/9/04.........................      5,531
    9,000  Johnson Controls, 7.70%, 3/1/15...........................      9,979
    8,500  News America Holdings, 8.00%, 10/17/16....................      9,116
   15,000  News America Holdings, 7.75%, 12/1/45.....................     15,656
    5,000  Time Warner Entertainment, 8.38%, 3/15/23.................      5,669
    3,500  UPM-Kymmene Corp., 6.88%, 11/26/07........................      3,496
                                                                        --------
                                                                          86,034
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Bond Fund                                                            (Unaudited)
(Amounts in Thousands)


 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Private Placement (8.4%):
  $10,000  BNP US Funding LLC,
            7.74%*, 12/31/49**.......................................   $ 10,150
   10,000  Empresa Elec Del Norte, 7.75%, 3/15/06....................      9,675
   10,000  Jackson National Life Insurance Co., 8.15%, 3/15/27.......     11,025
    4,000  MMI Capital Trust, 7.63%, 12/15/27........................      4,005
    8,500  Transamerica Capital III, 7.63%, 11/15/37.................      8,808
                                                                        --------
                                                                          43,663
                                                                        --------
 Telecommunications (3.9%):
   10,000  MFS Communications, 9.38%, 1/15/04**......................     10,575
   10,000  US West Communications, 6.13%, 11/21/00...................      9,925
                                                                        --------
                                                                          20,500
                                                                        --------
 Transportation (1.1%):
      330  Continental Airlines Inc., 10.22%, 7/1/00**...............        330
    5,000  Federal Express, 7.60%, 7/1/2097**........................      5,319
                                                                        --------
                                                                           5,649
                                                                        --------
 Yankee (4.7%):
    5,000  Korea Development Bank, 9.25%, 6/15/98....................      4,750
   10,000  National Bank of Canada, 4.50%*, 8/29/87..................      8,450
   10,000  Pan Pacific Industry, 0.00%, 4/28/07......................      3,131
    3,000  Skandia Capital Corp., 6.00%, 11/2/98.....................      2,989
    5,000  St. George Funding Co., 8.48%, 12/31/49...................      5,227
                                                                        --------
                                                                          24,547
                                                                        --------
  Total Corporate Bonds                                                  312,851
                                                                        --------

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 ASSET BACKED SECURITIES (6.7%):
  $ 3,511  General Motors Acceptance Corp., 6.50%, 4/15/02...........   $  3,533
   11,000  Green Tree Financial Corp., 7.20%, 4/15/19................     11,282
    2,877  Green Tree Home Improvement Loan Trust, 7.85%, 7/15/09 ...      2,933
    4,968  Lehman FHA--Title 1 Loan Trust, 6.78%, 3/25/08............      4,994
    2,503  Structured Asset Securities Co., 7.50%, 8/25/26...........      2,537
    9,410  The Money Store, 5.82%, 10/15/27..........................      9,415
                                                                        --------
  Total Asset Backed Securities                                           34,694
                                                                        --------
 COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%):
 Government Agency Backed CMO's (1.5%):
 Federal National Mortgage Assoc. (1.5%):
    4,389  9.00%, 7/25/20, Series 90-84..............................      4,668
    3,215  8.00%, 2/25/21, Series G92-35.............................      3,328
                                                                        --------
                                                                           7,996
                                                                        --------
  Total Collateralized Mortgage Obligations                                7,996
                                                                        --------
 ADJUSTABLE RATE PREFERRED (4.2%):
 Financial (4.2%):
       10  NB Capital Corp., 8.35%, 9/3/07...........................     10,760
      400  SI Financing Trust I, 0.59%*, 6/30/26.....................     10,800
                                                                        --------
  Total Adjustable Rate Preferred                                         21,560
                                                                        --------
  Total (Cost--$537,863)(a)                                             $543,797
                                                                        ========

-------
Percentages indicated are based on net assets of $519,033.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rates which will change periodically are based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:
          Unrealized appreciation...................................... $ 9,096
          Unrealized depreciation......................................  (3,162)
                                                                        -------
          Net unrealized appreciation.................................. $ 5,934
                                                                        =======
(b) Represents security that has not yet had a CUSIP or series/pool number assigned.
(c) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS (94.3%):
 Arizona (1.5%):
  $2,000   Tempe, Refunding Bonds, 5.00%, 7/1/04....................   $  2,085
                                                                       --------
 California (3.2%):
   4,000   State, 6.00%, 10/1/08....................................      4,515
                                                                       --------
 Colorado (1.5%):
   1,000   Arapahoe County School District, # 005 Cherry Creek,
            5.50%, 12/15/01.........................................      1,053
   1,000   Jefferson County School District, 5.25%, 12/15/05........      1,070
                                                                       --------
                                                                          2,123
                                                                       --------
 Connecticut (4.4%):
   1,770   Clean Water Fund, 6.38%, 6/1/05..........................      2,009
   1,825   State, PCR, 5.50%, 3/1/06................................      1,973
   2,000   State, Special Tax Obligation, 5.38%, 9/1/08.............      2,150
                                                                       --------
                                                                          6,132
                                                                       --------
 Delaware (2.3%):
   2,000   State, 5.00%, 5/1/04.....................................      2,080
   1,000   Transportation Authority, 7.80%, 7/1/04..................      1,186
                                                                       --------
                                                                          3,266
                                                                       --------
 Florida (8.8%):
     135   Board of Education Capital Outlay, 9.13%, 6/1/14.........        192
   2,000   Board of Education, Series G, 6.90%, 5/1/03, ETM.........      2,247
   1,430   Gainesville Utility Systems, Series A, 5.75%, 10/1/09 ...      1,594
   1,000   Gulf Breeze, Revenue, 4.80%, 12/1/17.....................        998
   1,700   Hillsborough County Florida, 6.60%,
            10/1/03 ................................................      1,811
   1,000   Jacksonville, Florida Electric & Water Authority Revenue,
            5.00%, 10/1/03..........................................      1,043
   2,000   Jacksonville, Refunding Bonds, 6.00%, 10/1/05............      2,223
   1,000   State, Department of Transportation Right-of-Way-A,
            6.00%, 7/1/07...........................................      1,124
   1,000   Tampa, Sports Authority Revenue, 6.00%, 1/1/06...........      1,114
                                                                       --------
                                                                         12,346
                                                                       --------
 Georgia (7.1%):
   1,000   Atlanta Airport Facility, 6.25%, 1/1/05..................      1,116
   1,200   Fayette County School District, G.O., 6.25%, 3/1/04......      1,337
   2,000   State, 6.60%, 4/1/05.....................................      2,298

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Georgia, continued:
  $2,520   State, 6.80%, 8/1/06.....................................   $  2,973
   2,000   State, Series B, 6.00%, 3/1/04...........................      2,205
                                                                       --------
                                                                          9,929
                                                                       --------
 Guam (1.2%):
   1,505   Government Highway Revenue, Series A, 5.90%, 5/1/02......      1,616
                                                                       --------
 Hawaii (0.8%):
   1,000   Honolulu City & County, 5.80%, 1/1/07....................      1,099
                                                                       --------
 Idaho (1.3%):
   1,560   Canyon County School District, G.O., MBIA, 8.13%, 7/30/03
            ........................................................      1,884
                                                                       --------
 Kansas (1.5%):
   1,000   Department of Transportation & Highway, 7.25%, 3/1/04 ...      1,162
   1,000   Kansas City, Utility System Revenue, 5.13%, 9/1/00.......      1,009
                                                                       --------
                                                                          2,171
                                                                       --------
 Kentucky (3.2%):
   1,000   State, Turnpike Authority Economic Development, Refunding
            Bonds, 5.00%, 7/1/02....................................      1,034
   3,000   State, Turnpike Authority, Refunding Bonds, 6.50%,
            7/1/07..................................................      3,480
                                                                       --------
                                                                          4,514
                                                                       --------
 Maryland (3.8%):
   4,000   Montgomery County, 5.00%, 5/1/03.........................      4,160
   1,000   Montgomery County, Refunding Bonds, 5.70%, 7/1/05........      1,093
                                                                       --------
                                                                          5,253
                                                                       --------
 Massachusetts (0.7%):
   1,000   State Health & Educational Facilities, 7.75%, 8/1/13 ....      1,043
                                                                       --------
 Michigan (1.3%):
   1,500   Strategic Fund, 7.10%, 2/1/06............................      1,768
                                                                       --------
 Minnesota (5.3%):
   1,000   Minneapolis, Refunding Bonds, 6.05%, 4/1/03..............      1,091
   3,000   Northern Municipal Power Agency, 7.25%, 1/1/16...........      3,155
   2,000   Public Facilities Water & Pollution, 5.00%, 3/1/06 ......      2,098

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Minnesota, continued:
  $1,000   Public Facility Authority, Water Pollution, 6.50%,
            3/1/03..................................................   $  1,114
                                                                       --------
                                                                          7,458
                                                                       --------
 Missouri (3.6%):
   1,535   Kansas City, G.O., 6.00%, 2/1/04.........................      1,687
     495   State, Environmental Energy Reserve Authority, Water
            Pollution Control, 7.00%, 10/1/10.......................        541
   1,545   State, Environmental Improvements, 6.00%, 1/1/07.........      1,736
   1,000   State, G.O., Series A, 6.00%, 4/1/02.....................      1,078
                                                                       --------
                                                                          5,042
                                                                       --------
 New Mexico (1.6%):
   1,000   Albuquerque, Water & Sewer, 6.00%,
            7/1/05..................................................      1,114
   1,000   Albuquerque, Water & Sewer, 6.00%,
            7/1/07..................................................      1,139
                                                                       --------
                                                                          2,253
                                                                       --------
 New York (6.2%):
   1,050   Dormitory Authority, Series A, 5.75%, 7/1/10.............      1,180
   1,000   Municipal Assistance Corp., 6.00%, 7/1/04................      1,101
   2,000   New York City, G.O., 8.00%, 4/1/03, AMBAC................      2,355
   1,365   New York City, Transitional Financial Authority Revenue,
            5.50%, 8/15/07..........................................      1,486
   2,200   Westchester County, 6.70%, 11/1/05 ......................      2,558
                                                                       --------
                                                                          8,680
                                                                       --------
 North Carolina (0.8%):
   1,000   State, School Improvements, 5.10%, 3/1/05................      1,055
                                                                       --------
 Ohio (6.0%):
   1,000   Cleveland, 5.50%, 8/1/06.................................      1,078
   1,020   Cleveland, School District, 8.00%, 12/1/01, Callable
            12/1/97 @ 100...........................................      1,162
   1,000   State, Highway Improvements, 5.00%, 5/1/06...............      1,055
   3,000   State, Infrastructure Improvement, 5.25%, 8/1/05.........      3,216
   1,715   State, Water Revenue Bonds, 6.00%,
            6/1/07..................................................      1,923
                                                                       --------
                                                                          8,434
                                                                       --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Oregon (5.7%):
  $1,000   Deschutes & Jefferson, School District, G.O., 6.00%,
            6/1/03..................................................   $  1,096
   1,435   Lane County, School District, G.O., 6.00%, 1/1/04........      1,584
   1,500   Portland, Refunding Bonds, 5.00%, 6/1/04.................      1,569
   2,000   Washington County, Refunding Bonds, 5.75%, 10/1/08.......      2,243
   1,220   Washington County, School District, 7.80%, 6/1/04........      1,456
                                                                       --------
                                                                          7,948
                                                                       --------
 Pennsylvania (1.0%):
   1,250   Philadelphia, Parking Authority, 5.75%, 9/1/08...........      1,384
                                                                       --------
 Puerto Rico (5.8%):
   5,000   Commonwealth, Electric Power Authority, 6.50%, 7/1/06....      5,788
   1,000   Commonwealth, MBIA, 6.50%, 7/1/04........................      1,136
   1,000   University of Puerto Rico, 6.25%, 6/1/07.................      1,145
                                                                       --------
                                                                          8,069
                                                                       --------
 Rhode Island (0.8%):
   1,130   State, 5.00%, 8/1/06.....................................      1,179
                                                                       --------
 South Carolina (1.6%):
   2,095   Cherokee County, School Improvements, 5.50%, 3/1/05......      2,255
                                                                       --------
 Tennessee (5.2%):
   1,290   Memphis, G.O., 6.00%, 11/1/03............................      1,414
   1,435   Metro Government Nashville County, 5.25%, 5/15/07........      1,523
   2,000   Shelby, G.O., 5.00%, 8/1/06..............................      2,088
   2,000   State, G.O., 6.00%, 5/1/05 ..............................      2,225
                                                                       --------
                                                                          7,250
                                                                       --------
 Texas (0.7%):
   1,000   Dallas County, 5.00%, 8/15/04 ...........................      1,045
                                                                       --------
 Utah (1.5%):
   2,000   State, Highway Improvements, 5.50%, 7/1/04...............      2,148
                                                                       --------
 Vermont (1.9%):
   2,355   Burlington, Electric Revenue, Refunding Bonds, 6.00%,
            7/1/07..................................................      2,643
                                                                       --------
 Washington (1.5%):
   1,000   King County, 6.10%, 12/1/01 .............................      1,002
   1,000   Seattle, 5.00%, 12/1/03..................................      1,043
                                                                       --------
                                                                          2,045
                                                                       --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Municipal Bond Fund                                                  (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Wisconsin (2.5%):
  $2,000   Milwaukee, Refunding Bonds, 6.00%,
            2/1/07..................................................   $  2,237
   1,170   State, Public Improvements, 5.25%,
            5/1/07..................................................      1,245
                                                                       --------
                                                                          3,482
                                                                       --------
  Total Municipal Bonds                                                 132,114
                                                                       --------
 GOVERNMENT BACKED MUNICIPAL BONDS (3.2%):
 Minnesota (0.8%):
   1,000   North Saint Paul Maplewood, 6.88%, 2/1/15, Prerefunded
            2/1/05 @ 100............................................      1,159
                                                                       --------
 New York (1.6%):
   2,110   Municipal Assistance Corp., 7.63%, 7/1/08, Prerefunded
            7/1/99 @ 102............................................      2,260
                                                                       --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 GOVERNMENT BACKED MUNICIPAL BONDS, CONTINUED:
 Texas (0.8%):
  $1,000   Dallas G.O., 6.13%, 2/15/07, Prerefunded 2/15/03 @ 100...   $  1,083
                                                                       --------
  Total Government Backed Municipal Bonds                                 4,502
                                                                       --------
 ALTERNATIVE MINIMUM TAX PAPER (0.8%):
 Delaware (0.8%):
   1,100   Economic Development Authority Revenue, Delmarva Power &
            Light Project, 5.25%*, 10/1/17**........................      1,100
                                                                       --------
  Total Alternative Minimum Tax Paper                                     1,100
                                                                       --------
 INVESTMENT COMPANIES (0.0%):
      12   Muni Cash Mutual Fund....................................         12
                                                                       --------
  Total Investment Companies                                                 12
                                                                       --------
  Total (Cost $133,324) (a)                                            $137,728
                                                                       ========

-------
Percentages indicated are based on net assets of $140,079.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rates which will change periodically are based upon bank prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods of less than one year.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation...................................... $ 4,407
          Unrealized depreciation......................................      (3)
                                                                        -------
          Net unrealized appreciation.................................. $ 4,404
                                                                        =======

EMT--Escrowed to Maturity
G.O.--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 ALTERNATIVE MINIMUM TAX PAPER (0.8%):
 Michigan (0.8%):
  $1,525   Housing Development Authority, 5.75%, 10/1/04............   $  1,640
     285   Wayne County, Airport Revenue, 7.25%, 12/1/10............        313
                                                                       --------
  Total Alternative Minimum Tax Paper                                     1,953
                                                                       --------
 GOVERNMENT BACKED MUNICIPAL BONDS (11.4%):
 Michigan (11.4%):
   1,000   Chippewa Valley, School District, 7.00%, 5/1/11,
            Prerefunded 5/1/01 @ 102................................      1,106
   1,100   Dearborn, School District, 8.38%, 5/1/01, Prerefunded
            5/1/00 @ 102............................................      1,225
   2,000   Detroit Water, 7.88%, 7/1/19, Prerefunded 7/1/98 @ 102...      2,080
   1,275   Detroit, Sewage Disposal, 6.20%, 7/1/02, Callable 7/1/01
            @ 102, Prerefunded 7/1/01 @ 102.........................      1,385
   1,000   Kent County, Hospital Authority, Butterworth Hospital,
            7.25%, 1/15/12, Prerefunded 1/15/00 @ 102...............      1,081
     500   Kentwood, School District, 5.90%, 5/1/04, Prerefunded
            5/1/02 @ 102............................................        541
   1,000   Kentwood, School District, G.O., 7.15%, 5/1/07,
            Prerefunded 5/1/99 @ 102................................      1,059
   2,000   Lake Orion, County School District, G.O., 7.00%, 5/1/20,
            Callable 5/1/5 @ 101, Prerefunded 5/1/05 @ 101..........      2,350
   2,000   Rochester, School District, 6.30%, 5/1/04, Callable
            5/1/02 @ 100, Prerefunded 5/1/02 @ 100..................      2,160
   1,000   Rochester, School District, 6.50%, 5/1/07, Prerefunded
            5/1/02 @ 100............................................      1,088
   1,000   Rochester, School District, 6.50%, 5/1/08, Callable
            5/1/02 @ 100, Prerefunded 5/1/02 @ 100..................      1,088
   1,000   State Building Authority, 7.25%, 10/1/08, Prerefunded
            10/1/99 @ 100...........................................      1,055
   1,020   State Building Authority, Michigan University Adult
            General Hospital, 7.00%, 12/1/08, Prerefunded 12/1/02 @
            100.....................................................      1,145
   2,825   State Environmental Protection Program, G.O., 6.25%,
            11/1/07, Prerefunded 11/1/02 @ 102......................      3,113
     500   State Trunk Line, 6.80%, 8/15/02, Prerefunded 8/15/99 @
            102.....................................................        531
   1,000   State Trunk Line, 7.00%, 8/15/17, Callable 8/15/99 @ 102,
            Prerefunded 8/15/99 @ 102...............................      1,066
   1,000   Traverse City, Public Schools, 7.00%, 5/1/05, Prerefunded
            5/1/01 @ 101.5..........................................      1,103

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 GOVERNMENT BACKED MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
  $1,325   Tri County School District, G.O., 6.88%, 5/1/16,
            Prerefunded 5/1/01 @ 101.50.............................   $  1,458
   1,000   Troy, School District, 7.75%, 5/1/01, Callable 5/1/00 @
            102, Prerefunded 5/1/00 @ 102 ..........................      1,101
   2,000   University of Michigan, Hospital Revenue Bonds, 7.00%,
            12/1/21, Callable 12/1/00 @ 102*, Prerefunded 12/1/00 @
            102.....................................................      2,195
   1,000   Wyandotte City, School District, G.O., 6.90%, 5/1/16,
            Prerefunded 5/1/1 @ 102.................................      1,104
                                                                       --------
  Total Government Backed Municipal Bonds                                29,034
                                                                       --------
 MUNICIPAL BONDS (86.2%):
 Michigan (79.0%):
   1,850   Avondale, School District, 5.80%, 5/1/07, Callable 5/1/02
            @ 102...................................................      1,982
   1,380   Byron Center, Public Schools, G.O., 8.25%, 5/1/08, MBIA..      1,822
   1,380   Byron Center, Public Schools, G.O., 8.25%, 5/1/09, MBIA..      1,839
   1,500   Chippewa Valley, School District, G.O., 8.10%, 5/1/99....      1,579
   2,375   Chippewa Valley, School District, G.O., 7.80%, 5/1/01....      2,648
   1,000   Clarkston, Commerce Schools, 6.25%, 5/1/05...............      1,128
   1,150   Clarkston, County Schools, G.O., 6.00%, 5/1/04...........      1,266
   1,600   Comprehensive Transportation, Series B, 5.40%, 5/15/01...      1,670
   1,000   Detroit, 5.50%, 4/1/08...................................      1,068
   1,600   Detroit, 6.25%, 7/15/11..................................      1,840
   1,065   Detroit, Refunding Bonds, 5.50%, 5/1/03..................      1,121
   2,000   Detroit, Revenue Bonds, G.O., 5.25%, 5/1/08, AMBAC.......      2,115
   1,000   Detroit, Sewage Disposal Revenue, 6.00%, 7/1/10..........      1,130
   1,000   Detroit, Sewage Disposal Revenue, Series B, 6.00%,
            7/1/09..................................................      1,131
   2,500   Detroit, Sewer Disposal, 6.00%, 7/1/07...................      2,816
   1,000   Detroit, Water, 6.50%, 7/1/15, FGIC......................      1,189
   2,000   Detroit, Water Supply System, 5.40%, 7/1/10..............      2,148
   2,250   Detroit, Water Supply System, Series B, 5.55%, 7/1/12,
            MBIA....................................................      2,441
   1,375   East Lansing, Building Authority, 6.90%, 10/1/11.........      1,463
   1,350   Ecorse, Public School, 6.50%, 5/1/07.....................      1,561
   2,250   Farmington, Refunding Bonds, 5.00%, 5/1/03...............      2,337
   1,000   Farmington, Refunding Bonds, 5.00%, 5/1/06...............      1,039
   1,110   Flint, Refunding Bonds, 6.00%, 11/1/04...................      1,227


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
  $1,125   Goodrich, Area School District, G.O., 7.65%, 5/1/11,
            Callable 5/1/05 @ 102, MBIA..............................   $  1,374
   1,000   Grand Haven, Electric, 5.20%, 7/1/06, MBIA................      1,059
   1,235   Grand Haven, Public Schools, G.O., 7.00%, 5/1/07, Callable
            5/1/03 @ 102.............................................      1,479
   2,655   Grand Ledge, Public School District, 5.25%, 5/1/09........      2,831
   1,250   Grand Ledge, Public School District, G.O., 5.45%, 5/1/11,
            MBIA.....................................................      1,344
   1,200   Grand Rapids, G.O., 6.50%, 5/1/00.........................      1,269
   2,400   Grand Rapids, Public Schools, 8.00%, 5/1/99...............      2,526
   1,925   Grand Rapids, School District, G.O., 5.00%, 5/1/06,
            Callable 5/1/01 @ 102....................................      1,985
   1,000   Grand Valley, Michigan State, 7.88%, 10/1/08..............      1,049
   1,500   Greater Detroit Resources Recovery, 6.25%, 12/13/08.......      1,721
   1,000   Hartland, School District, G.O., 5.35%, 5/1/03............      1,060
   1,570   Holland, Electric, 6.25%, 7/1/01..........................      1,678
     600   Holt, School District, G.O., 8.75%, 5/1/00................        662
     600   Holt, School District, G.O., 8.75%, 5/1/01................        686
   1,000   Housing Development Authority, Series A, 6.45%, 6/1/04,
            Callable 6/1/02 @ 102....................................      1,079
   1,000   Huron Valley, School District, 5.75%, 5/1/06..............      1,099
   1,650   Kalamazoo, G.O., 6.20%, 10/1/06, Callable 10/1/02 @ 101.5.      1,786
   2,000   Kalamazoo, Hospital Authority, 6.25%, 7/1/04, Callable
            7/1/99 @ 100.............................................      2,065
   1,015   Kalamazoo, Hospital Authority, Bronson Hospital, 5.63%,
            5/15/01..................................................      1,063
   1,000   Kalamazoo, Hospital Finance Authority, 5.63%, 7/1/00......      1,036
   2,000   Kalamazoo, Hospital Finance Authority, Borgess Medical
            Center, 6.13%, 7/1/07, FGIC..............................      2,175
   2,000   Kalamazoo, Hospital Finance Authority, Borgess Medical
            Center, Series A, 6.00%, 6/1/03..........................      2,168
   1,440   Kalamazoo, Hospital Finance Authority, Bronson Hospital,
            5.88%, 5/15/03...........................................      1,546
   1,000   Kalamazoo, Public Library, 5.20%, 5/1/11..................      1,054
   1,300   Kenowa Hills, G.O., 5.50%, 5/1/04.........................      1,393
   1,120   Kent County, 8.00%, 12/1/98...............................      1,165
   1,250   Kent County, Building Authority, 6.00%, 12/1/09...........      1,298
   3,000   Kent County, G.O., 5.00%, 11/1/06.........................      3,139

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
  $5,000   Kent County, Hospital Authority, Butterworth Hospital,
            Series A, 7.25%, 1/15/13.................................   $  6,249
   1,000   Kent, Hospital Finance Authority, Revenue Bonds, 5.10%,
            1/15/07..................................................      1,040
     500   Kentwood, Public Schools, G.O., 7.15%, 5/1/01.............        529
     500   Kentwood, School District, 5.90%, 5/1/04..................        541
   1,000   Lansing, Building Authority, 6.00%, 6/1/04................      1,061
   1,335   Lansing, G.O., 6.00%, 1/1/07..............................      1,490
   1,000   Lansing, Michigan Light, G.O., 6.00%, 10/1/02.............      1,074
   2,000   Lansing, School District, G.O., 6.88%, 5/1/09, Callable
            5/1/05 @ 100.............................................      2,275
   1,000   Livonia, School District, G.O., 6.35%, 5/1/04, Callable
            5/01/02 @ 102............................................      1,100
   1,000   Local Government Loan Program, 6.20%, 5/1/04..............      1,106
   1,000   Michigan State University, Series A, 5.70%, 8/15/03,
            Callable 8/15/02 @ 101...................................      1,074
   2,075   Mona Shores, School District, G.O., 6.75%, 5/1/09.........      2,498
   2,515   Mount Pleasant, School District, 5.75%, 5/1/05............      2,744
   2,000   Municipal Bond Authority, 6.25%, 5/15/00..................      2,103
   1,000   Municipal Bond Authority, Detroit Schools State Aid,
            6.70%, 11/1/99...........................................      1,038
   1,000   Municipal Bond Authority, Local Government Program, 6.90%,
            5/1/99...................................................      1,048
   1,000   Oakland County, Community College, 6.65%, 5/1/11..........      1,110
   1,000   Oakland, University of Michigan, 5.00%, 5/15/05...........      1,043
   1,000   Paw Paw, Public School District, G.O., 6.50%, 5/1/09,
            FGIC.....................................................      1,181
   1,000   Plymouth, School District, 6.50%, 5/1/05, Callable 5/1/01
            @ 101....................................................      1,078
   1,000   Rochester, Community School District, 5.25%, 5/1/04.......      1,060
   1,000   Rochester, School Improvements, 5.75%, 5/1/08, Purpose:...      1,103
   2,000   Rochester, School District, 5.70%, 5/1/07.................      2,198
   1,135   Rockford, School District, 5.75%, 5/1/07, Callable 5/1/02
            @ 102....................................................      1,213
     400   Rockford, School District, Refunding Bonds, 6.00%, 5/1/07.        448
   2,260   Romeo, Community School District, Refunding Bonds, 5.25%,
            5/1/06...................................................      2,407


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
  $1,145   Royal Oak, Hospital Authority, William Beaumont, 7.00%,
            1/1/98...................................................   $  1,145
   2,120   Royal Oak, Hospital Financial Authority, William Beaumont
            Hospital, Series G, 6.00%, 11/15/02......................      2,295
   1,000   State Building Authority, 6.25%, 10/1/00..................      1,058
   3,475   State Building Authority, 6.25%, 10/1/03..................      3,831
   2,000   State Building Authority Revenue, Refunding Bonds, 5.50%,
            10/15/05.................................................      2,138
   1,000   State Building Authority, Series II, 6.40%, 10/1/04,
            Callable 10/1/01 @ 102...................................      1,091
   2,300   State Comprehensive Transportation, 6.70%, 9/1/98.........      2,346
   3,000   State Environmental Protection Program, G.O., 5.50%,
            11/1/05..................................................      3,244
   3,250   State Environmental Protection Program, G.O., 6.25%,
            11/1/12..................................................      3,778
     500   State Hospital Authority, Henry Ford, 6.00%, 9/1/11.......        561
   2,000   State Hospital Authority, Henry Ford, 6.00%, 9/1/12,
            AMBAC....................................................      2,245
   1,135   State Hospital Finance Authority, Harper Grace Hospital,
            7.12%, 5/1/09, ETM.......................................      1,308
   1,200   State Hospital Finance Authority, Oakwood Hospital, Series
            A, 5.00%, 11/1/03........................................      1,245
   5,000   State Hospital Finance Authority, Sisters of Mercy, 5.38%,
            8/15/14, MBIA............................................      5,263
   1,000   State Hospital Revenue Bonds, 6.00%, 8/15/02..............      1,075
   1,000   State Housing Development, 6.63%, 10/15/06, Callable
            10/15/02 @ 103...........................................      1,096
   1,055   State Power Agency, 5.70%, 11/1/04........................      1,145
   2,000   State Recreation Program, G.O., 5.75%, 11/1/01............      2,123
   2,000   State South Central Power Agency, 5.80%, 11/1/05..........      2,195
   1,005   State Trunk Line, 6.25%, 11/1/03..........................      1,109
   1,000   State Underground Storage, 6.00%, 5/1/05..................      1,105
   2,000   State Underground Tank Financial Assurance Authority,
            Refunding Bonds, 6.00%, 5/1/04...........................      2,190
   2,165   State, G.O., 5.00%, 12/1/03...............................      2,260
   4,450   Strategic Fund, 7.10%, 2/1/06.............................      5,245
     300   Strategic Fund, 3.85%, 9/1/30.............................        300
   3,000   Strategic Fund, (Detroit Edison), 7.00%, 7/15/08..........      3,660
   2,000   Strategic Fund, (Detroit Edison), 6.95%, 5/1/11...........      2,448

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------

 MUNICIPAL BONDS, CONTINUED:
 Michigan, continued:
  $  400   Traverse City, School District, G.O., 9.00%, 5/1/99......   $    427
     500   University of Michigan, 6.00%, 4/1/05....................        556
   1,000   University of Michigan, Student Fees, 5.00%, 4/1/02......      1,039
   1,315   University of Michigan, Student Fees, Series A, 6.00%,
            4/1/06..................................................      1,468
   2,000   University of Michigan, Student Fees, Series B, 5.60%,
            4/1/08, Callable 4/1/03 @ 102...........................      2,145
   1,975   Utica, School District, 5.60%, 5/1/05....................      2,126
   2,000   Wayne County, Building Authority, 6.00%, 6/1/07, Callable
            6/1/06 @ 102 ...........................................      2,243
   1,985   West Ottawa, Refunding Bonds, 6.00%, 5/1/06..............      2,206
   1,680   Western Michigan School District, 5.90%, 5/1/10, MBIA....      1,884
     400   Western Michigan University, Refunding Bonds, 5.00%,
            11/15/07................................................        419
   1,500   Western Michigan University, Series A, 5.40%, 7/15/08,
            Callable 7/15/03 @ 105..................................      1,590
   1,000   Western Township, Utilities Authority, 6.00%, 1/1/00.....      1,039
   1,000   Western Township, Utilities Authority, 6.10%, 1/1/01.....      1,060
   3,000   Wyandotte, Electric Revenue, 6.25%, 10/1/08, MBIA........      3,465
                                                                       --------
                                                                        200,326
                                                                       --------
 Puerto Rico (7.2%):
   1,000   Commonwealth, Aqueduct & Sewer Authority, 6.00%, 7/1/07,
            MBIA....................................................      1,125
   4,000   Commonwealth, G.O., 6.25%, 7/1/09........................      4,610
   2,000   Commonwealth, G.O., 6.25%, 7/1/10........................      2,305
     500   Commonwealth, G.O., 6.25%, 7/1/12........................        579
   1,425   Commonwealth, Highway & Transportation, 6.25%, 7/1/14....      1,669
   1,250   Electric Power Authority, Series W, 6.50%, 7/1/05, MBIA..      1,431
   1,000   Electric Power Authority, Series Y, 6.50%, 7/1/06, MBIA..      1,158
   4,000   Public Buildings Authority, 5.50%, 7/1/07, FSA...........      4,360
   1,000   University of Puerto Rico, 6.25%, 6/1/07.................      1,145
                                                                       --------
                                                                         18,382
                                                                       --------
  Total Municipal Bonds                                                 218,708
                                                                       --------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Michigan Municipal Bond Fund                                         (Unaudited)
(Amounts in Thousands)

 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------

 INVESTMENT COMPANIES (0.2%):
  $  566   Federated Michigan Tax Free Money Market..................   $    566
                                                                        --------
  Total Investment Companies                                                 566
                                                                        --------
  Total (Cost--$236,383)(a)                                             $250,261
                                                                        ========

-------
Percentages indicated are based on net assets of $253,910.
* Additional put and demand features exist allowing the Fund to require the purchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation...................................... $13,878
          Unrealized depreciation......................................     --
                                                                        -------
          Net unrealized appreciation.................................. $13,878
                                                                        =======

AMBAC--Insured by AMBAC Indemnity Corp.
EMT--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Conservative Allocation Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 COMMON STOCKS (27.2%):
 Apparel/Shoes (0.1%):
     400   Brylane, Inc.(b)............................................   $   20
                                                                          ------
 Banking (0.2%):
     600   State Street Corp...........................................       35
                                                                          ------
 Broadcasting & Publishing (0.7%):
   1,700   CanWest Global Communications Corp..........................       31
     600   Chancellor Media Corp.(b)(c)................................       44
     400   Clear Channel Communications, Inc.(b)(c)....................       32
                                                                          ------
                                                                             107
                                                                          ------
 Building Products (0.1%):
     800   Royal Group Technologies Ltd.(b)............................       19
                                                                          ------
 Business Services (1.1%):
     800   Analog Devices, Inc.(b)(c)..................................       22
     500   Automatic Data Processing, Inc..............................       31
     800   BA Merchant Services, Inc.(b)...............................       14
     700   Cintas Corp.................................................       27
   1,000   Paychex, Inc................................................       51
   1,200   SunGard Data Systems, Inc.(b)(c)............................       37
                                                                          ------
                                                                             182
                                                                          ------
 Chemicals (0.2%):
     800   Monsanto Co.(c).............................................       34
                                                                          ------
 Computer Hardware (0.3%):
     600   EMC Corp.(c)................................................       16
     700   Sun Microsystems, Inc.(b)...................................       28
                                                                          ------
                                                                              44
                                                                          ------
 Computer Software & Peripherals (3.7%):
     300   American Online, Inc.(b)(c).................................       27
     900   Baan Co. N.V.(b)............................................       30
   1,100   BMC Software, Inc.(b)(c)....................................       72
   1,900   Cadence Design Systems, Inc.(b)(c)..........................       47
     800   Cambridge Technology Partners, Inc.(b)......................       33
     300   CBT Group PLC(b)............................................       25
   1,200   Cisco Systems, Inc.(b)......................................       67
   1,100   First Data Corp.............................................       32
     300   HNC Software(b).............................................       13
     400   Microsoft, Inc.(b)..........................................       52
   1,000   Parametric Technology Corp.(b)..............................       47
   3,100   PeopleSoft, Inc.(b).........................................      119
     300   VERITAS Software Corp.(b)...................................       15
                                                                          ------
                                                                             579
                                                                          ------
 Consumer Goods & Services (1.0%):
   2,261   Cendant Corp.(c)............................................       78
     800   Procter & Gamble Co.........................................       64

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 COMMON STOCKS, CONTINUED:
 Consumer Goods & Services, continued:
     600   U.S. Rentals, Inc.(b).......................................   $   14
                                                                          ------
                                                                             156
                                                                          ------
 Correctional Facilities (0.1%):
     400   Corrections Corp. of America(b).............................       15
                                                                          ------
 Cosmetics/Personal Care (0.3%):
     500   Gillette Co.(c).............................................       50
                                                                          ------
 Data Processing & Reproduction (0.2%):
     800   Fiserv, Inc.(b).............................................       39
                                                                          ------
 Diversified Operations (0.6%):
   1,000   Cognizant Corp..............................................       45
     200   Corning, Inc................................................        7
     900   Tyco International Ltd.(c)..................................       41
                                                                          ------
                                                                              93
                                                                          ------
 Educational Services (0.2%):
     300   Apollo Group, Inc.(b)(c)....................................       14
     650   Sylvan Learning Systems, Inc.(b)............................       26
                                                                          ------
                                                                              40
                                                                          ------
 Electrical & Electronic (0.7%):
     600   Emerson Electric Co.........................................       34
     800   General Electric Co.........................................       59
     981   Molex, Inc..................................................       28
                                                                          ------
                                                                             121
                                                                          ------
 Environmental Services (0.4%):
   1,630   USA Waste Services, Inc.(b)(c)..............................       64
                                                                          ------
 Financial Services (2.2%):
     600   American Express Co.........................................       54
     800   Associates First Capital Corp.(c)...........................       55
     800   Concord EFS, Inc.(b)........................................       20
     900   Federal Home Loan Mortgage Corp.............................       38
     800   Finova Group, Inc...........................................       40
     300   FIRSTPLUS Financial Group, Inc.(b)..........................       12
     400   Household International, Inc................................       51
   1,800   MBNA Corp.(c)...............................................       49
     650   Nationwide Financial Services...............................       23
                                                                          ------
                                                                             342
                                                                          ------
 Food & Beverage (0.2%):
     500   The Coca-Cola Co............................................       33
                                                                          ------
 Food & Household Products (0.1%):
     500   Sunbeam Corp.(c)............................................       21
                                                                          ------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Conservative Allocation Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 COMMON STOCKS, CONTINUED:
 Food Products & Services (0.5%):
     400   CPC International, Inc.(b)(c)...............................   $   43
     550   Safeway, Inc.(b)(c).........................................       35
                                                                          ------
                                                                              78
                                                                          ------
 Forest & Paper Products (0.2%):
     600   Kimberly-Clark Corp.........................................       30
                                                                          ------
 Funeral Services (0.8%):
   2,700   Service Corp. International(c)..............................      100
     600   Stewart Enterprises.........................................       28
                                                                          ------
                                                                             128
                                                                          ------
 Health & Personal Care (0.1%):
     600   Alberto-Culver Co.(c).......................................       16
                                                                          ------
 Health Care - Services (0.8%):
     700   Health Care & Retirement Corp.(b)...........................       28
   1,950   Health Management Associates, Inc.(b).......................       49
   1,100   HEALTHSOUTH Corp.(b)........................................       31
     500   Quintiles Transnational Corp.(b)(c).........................       19
                                                                          ------
                                                                             127
                                                                          ------
 Hotels & Lodging (0.4%):
     800   Capstar Hotel(b)............................................       27
     600   Marriott International, Inc.................................       42
                                                                          ------
                                                                              69
                                                                          ------
 Industrial Goods & Services (0.6%):
     500   Clorox Co.(c)...............................................       40
     900   United Technologies Corp....................................       65
                                                                          ------
                                                                             105
                                                                          ------
 Insurance (1.9%):
     550   American International Group, Inc...........................       60
     700   Conseco, Inc................................................       32
     700   Marsh & McLennan Cos., Inc..................................       52
     900   MGIC Investment Corp.(c)....................................       60
   2,225   SunAmerica, Inc.(c).........................................       95
                                                                          ------
                                                                             299
                                                                          ------
 Manufacturing - Consumer Goods (0.2%):
     900   Newell Co...................................................       38
                                                                          ------
 Medical Equipment & Supplies (0.8%):
     900   Guidant Corp................................................       57
     500   Medtronic, Inc.(c)..........................................       26
   1,400   Omnicare, Inc.(c)...........................................       43
                                                                          ------
                                                                             126
                                                                          ------

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 COMMON STOCKS, CONTINUED:
 Office Equipment & Services (0.5%):
     300   Electronics for Imaging, Inc.(b)............................   $    5
     400   Hewlett Packard Co..........................................       25
     700   Xerox Corp..................................................       52
                                                                          ------
                                                                              82
                                                                          ------
 Oil & Gas (0.1%):
     300   Schlumberger Ltd.(c)........................................       24
                                                                          ------
 Oilfield Services & Equipment (0.4%):
     300   Camco International, Inc....................................       19
     400   Cooper Cameron Corp.........................................       24
   1,400   Newpark Resources, Inc.(b)..................................       25
                                                                          ------
                                                                              68
                                                                          ------
 Pharmaceuticals (1.7%):
     800   Dura Pharmaceuticals, Inc.(b)...............................       37
   1,000   Eli Lilly & Co..............................................       70
     400   Johnson & Johnson...........................................       26
   1,000   Pfizer, Inc.................................................       74
     500   Warner-Lambert Co.(c).......................................       62
                                                                          ------
                                                                             269
                                                                          ------
 Resorts & Entertainment (0.5%):
     900   Carnival Cruise Lines.......................................       50
     400   Royal Caribbean Cruises Ltd.................................       21
     700   Signature Resorts, Inc.(b)..................................       15
                                                                          ------
                                                                              86
                                                                          ------
 Retail - Speciality Stores (0.3%):
     850   Home Depot, Inc.............................................       50
                                                                          ------
 Retail Stores (1.0%):
     850   Consolidated Stores Corp.(b)(c).............................       37
     475   Dollar General Corp.........................................       17
     400   Lowe's Cos.(c)..............................................       19
     700   MSC Industrial Direct Co., Inc.(c)..........................       30
   1,150   U.S. Office Products Co.(b)(c)..............................       23
   1,300   Walgreen Co.................................................       41
                                                                          ------
                                                                             167
                                                                          ------
 Savings & Loans/Thrift (0.2%):
   1,100   Ocwen Financial Services Corp.(b)...........................       28
                                                                          ------
 Semiconductors (0.6%):
     600   Applied Materials, Inc.(b)..................................       18
     600   Intel Corp..................................................       42
     300   KLA-Tencor Corp.(b).........................................       12
     400   Texas Instruments(c)........................................       18
     300   Vitesse Semiconductor Corp.(b)..............................       11
                                                                          ------
                                                                             101
                                                                          ------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Conservative Allocation Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 COMMON STOCKS, CONTINUED:
 Technology (0.2%):
      200  Sanmina Corp.(b)............................................   $   14
      400  Uniphase Corp.(c)...........................................       16
                                                                          ------
                                                                              30
                                                                          ------
 Technology - Software (0.3%):
      400  Computer Sciences Corp.(b)(c)...............................       34
      500  Visio Corp.(b)(c)...........................................       19
                                                                          ------
                                                                              53
                                                                          ------
 Telecommunications - Services & Equipment (1.8%):
      800  ADC Telecommunications, Inc.(b)(c)..........................       33
      900  AirTouch Communications, Inc.(b)............................       37
      500  Electric Lightwave(b).......................................        7
      600  Lucent Technologies, Inc.(c)................................       49
      600  McLeod USA, Inc.(b).........................................       19
      600  MRV Communications(b).......................................       14
      600  PairGain Technologies, Inc.(b)(c)...........................       12
      300  Qwest Communications International, Inc.(b).................       18
      500  Teleport Communcications Group, Inc.(b)(c)..................       27
      450  Tellabs, Inc.(b)(c).........................................       24
    1,300  West TeleServices Corp.(b)..................................       16
      900  WorldCom, Inc.(b)(c)........................................       27
                                                                          ------
                                                                             283
                                                                          ------
 Wholesale Distribution (0.3%):
    1,000  Brightpoint, Inc.(b)........................................       14
      200  CDW Computer Center, Inc.(b)(c).............................       10
      900  Richfood Holdings, Inc......................................       26
                                                                          ------
                                                                              50
                                                                          ------
 Wholesale Distribution - Pharmaceuticals (0.6%):
    1,300  Cardinal Health, Inc.(c)....................................       98
                                                                          ------
  Total Common Stocks                                                      4,399
                                                                          ------
 CORPORATE BONDS (14.7%):
 Financial (3.9%):
  200,000  Associates Corp., NA, 6.50%, 7/15/02........................      202
  150,000  Ford Motor Credit, 8.20%, 2/15/02...........................      160
  175,000  General Motors Acceptance Corp., 6.38%, 12/1/01.............      175
  100,000  Travelers Property Casualty, 6.75%, 11/15/06................      102
                                                                          ------
                                                                             639
                                                                          ------

 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------   ------

 CORPORATE BONDS, CONTINUED:
 Foreign Governments (1.2%):
   175,000 Quebec Province, 13.00%, 10/1/13............................   $  192
                                                                          ------
 Industrial (8.9%):
   249,000 Amoco Canada, 6.75%, 2/15/05................................      258
   250,000 Atlantic Richfield, 10.88%, 7/15/05.........................      317
   150,000 Honeywell, Inc., 6.75%, 3/15/02.............................      153
   200,000 ICI Wilmington, 6.95%, 9/15/04..............................      206
   200,000 Nike, Inc., 6.38%, 12/1/03..................................      201
   300,000 Sears Roebuck Acceptance, 6.38%, 11/25/02...................      301
                                                                          ------
                                                                           1,436
                                                                          ------
 Transportation & Shipping (0.7%):
   105,000 Norfolk Southern Corp., 6.95%, 5/1/02.......................      108
                                                                          ------
  Total Corporate Bonds                                                    2,375
                                                                          ------
 ASSET BACKED SECURITIES (3.3%):
   123,428 Banc One Auto Grantor Trust, 6.27%, 11/20/03................      124
   208,734 Daimler-Benz Auto Grantor Trust, 6.05%, 3/20/05.............      209
   200,000 Discover Card Master Trust, 6.05%, 8/18/08..................      197
                                                                          ------
  Total Asset Backed Securities                                              530
                                                                          ------
 COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%):
 Government Agency Backed CMO's (0.8%):
   125,000 Securitized Asset Sales, Inc., 7.53%, 3/25/24...............      127
                                                                          ------
  Total Collateralized Mortgage Obligations                                  127
                                                                          ------
 U.S. TREASURY NOTES (47.6%):
 1,000,000 5.88%, 10/31/98.............................................    1,002
   925,000 6.25%, 3/31/99..............................................      932
   250,000 5.75%, 9/30/99(c)...........................................      250
 2,465,000 6.50%, 8/31/01..............................................    2,526
 1,280,000 6.25%, 2/28/02(c)...........................................    1,303
   400,000 7.88%, 11/15/04(c)..........................................      447
 1,180,000 7.00%, 7/15/06 .............................................    1,273
                                                                          ------
  Total U.S. Treasury Notes                                                7,733
                                                                          ------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Conservative Allocation Fund                                         (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                           MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   -------
 REPURCHASE AGREEMENTS (5.3%):
  859,000  Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $1,051
            Federal Home Loan Mortgage Corp., 6.45%, 3/15/24, market
            value--$876)............................................   $   859
                                                                       -------
  Total Repurchase Agreements                                              859
                                                                       -------
  Total (Cost--$15,414)(a)                                             $16,023
                                                                       =======

-------
Percentages indicated are based on net assets of $16,200.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:
          Unrealized appreciation....................................... $ 770
          Unrealized depreciation.......................................  (161)
                                                                         -----
          Net unrealized appreciation................................... $ 609
                                                                         =====
(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS (38.4%):
 Advertising (0.1%):
  15,650   HA-LO Industries, Inc.(b)..................................   $   407
                                                                         -------
 Apparel/Shoes (0.1%):
   7,600   Brylane, Inc.(b)...........................................       374
                                                                         -------
 Banking (0.2%):
  12,100   State Street Corp..........................................       704
                                                                         -------
 Broadcasting & Publishing (0.7%):
  29,200   CanWest Global Communications Corp.........................       526
  10,000   Chancellor Media Corp.(b)(c)...............................       746
   6,550   Clear Channel Communications, Inc.(c)......................       520
   7,150   Consolidated Graphics, Inc.(b).............................       333
                                                                         -------
                                                                           2,125
                                                                         -------
 Building Products (0.1%):
  13,100   Royal Group Technologies Ltd...............................       304
                                                                         -------
 Business Services (1.8%):
  12,700   Analog Devices, Inc.(b)(c).................................       352
  10,500   Automatic Data Processing, Inc.............................       644
  13,700   BA Merchant Services, Inc.(b)..............................       243
   6,700   Boron, Lepore & Assoc., Inc.(b)............................       184
  12,600   Cintas Corp................................................       491
   8,200   International Telecommunications Data Systems, Inc.(b).....       262
   9,750   NCO Group, Inc.(b).........................................       251
   7,100   NOVA Corp (Georgia)........................................       178
  13,100   Novacare Employee Services(b)..............................       105
  16,500   Paychex, Inc...............................................       837
  10,450   Registry, Inc.(c)..........................................       479
   6,700   RWD Technologies, Inc.(b)..................................       121
   7,700   SOS Staffing Services, Inc.(b).............................       145
  15,950   Staff Leasing, Inc.(b).....................................       301
  21,200   SunGard Data Systems, Inc.(b)(c)...........................       657
                                                                         -------
                                                                           5,250
                                                                         -------
 Chemicals (0.2%):
  15,800   Monsanto Co.(c)............................................       664
                                                                         -------
 Computer Hardware (0.6%):
  11,300   Apex PC Solutions, Inc.(b).................................       250
   8,850   Box Hill Systems Corp.(b)..................................        92
  13,600   EMC Corp.(c)...............................................       373
   5,500   Insight Enterprises(b)(c)..................................       202
   7,100   ONTRACK Data International(b)..............................       177
  12,700   Sun Microsystems, Inc.(b)..................................       507
                                                                         -------
                                                                           1,601
                                                                         -------

SHARES OR
PRINCIPAL                   SECURITY                  MARKET
 AMOUNT                   DESCRIPTION                  VALUE
---------  ------------------------------------------ -------
COMMON STOCKS, CONTINUED:
Computer Software & Peripherals (4.9%):
  6,000    American Online, Inc.(b)(c)............... $   535
 12,500    Aspen Technologies, Inc.(b)...............     428
  7,000    Axnet Technologies, Inc.(b)...............     121
  9,400    Baan Co. N.V.(b)..........................     310
 19,000    BMC Software, Inc.(b)(c)..................   1,247
 35,200    Cadence Design Systems, Inc.(b)(c)........     862
 26,700    Cambridge Technology Partners, Inc.(b)(c).   1,111
  5,900    CBT Group PLC(b)..........................     485
 24,900    Cisco Systems, Inc.(b)....................   1,388
  9,400    CyberMedia, Inc.(b)(c)....................     142
 22,186    First Data Corp.(b).......................     649
  4,900    HNC Software(b)...........................     211
 11,500    JDA Software Group, Inc.(b)...............     403
  8,600    Logility, Inc.(b).........................      84
  6,600    MEMCO Software, Inc.......................     134
  9,300    Microsoft, Inc.(b)........................   1,202
 17,600    Parametric Technology Corp.(b)............     834
 15,200    Pegasystems, Inc.(b)(c)...................     307
 59,600    PeopleSoft, Inc.(b).......................   2,324
 18,225    VERITAS Software Corp.(b).................     929
                                                      -------
                                                       13,706
                                                      -------
Consumer Goods & Services (1.1%):
 44,234    Cendant Corp.(c)..........................   1,520
 16,600    Procter & Gamble Co.......................   1,325
 10,000    U.S. Rentals, Inc.(b).....................     235
                                                      -------
                                                        3,080
                                                      -------
Correctional Facilities (0.3%):
  7,100    Corrections Corp. of America(b)...........     263
 17,200    Wackenhut Corrections Corp.(b)(c).........     462
                                                      -------
                                                          725
                                                      -------
Cosmetics/Personal Care (0.6%):
  9,100    Gillette Co. .............................     914
 23,500    Rexall Sundown, Inc.(b)(c)................     709
                                                      -------
                                                        1,623
                                                      -------
Data Processing & Reproduction (0.4%):
  6,900    Applied Graphics Technologies, Inc.(b)....     367
 11,450    Deltek Systems, Inc.(b)...................     181
 13,900    Fiserv, Inc.(b)...........................     683
                                                      -------
                                                        1,231
                                                      -------
Diversified Operations (0.6%):
 19,700    Cognizant Corp.(c)........................     878
  3,800    Corning, Inc..............................     141
 17,200    Tyco International Ltd.(b)(c).............     775
                                                      -------
                                                        1,794
                                                      -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Educational Services (0.3%):
   5,800   Apollo Group, Inc.(b)(c)...................................   $   274
  11,300   Sylvan Learning Systems, Inc.(b)(c)........................       441
                                                                         -------
                                                                             715
                                                                         -------
 Electrical & Electronic (0.9%):
  14,700   Emerson Electric Co........................................       830
  16,100   General Electric Co........................................     1,180
   9,600   International Manufacturing Services.......................        70
  16,196   Molex, Inc.................................................       466
                                                                         -------
                                                                           2,546
                                                                         -------
 Environmental Services (0.4%):
  30,925   USA Waste Services, Inc.(b)(c).............................     1,214
                                                                         -------
 Financial Services (3.3%):
  13,800   American Express Co........................................     1,232
  15,000   Associates First Capital Corp.(c)..........................     1,067
  37,550   Concord EFS, Inc.(b).......................................       934
  19,100   Federal Home Loan Mortgage Corp............................       801
  14,000   Finova Group, Inc. ........................................       696
   9,600   First Alliance Corp.(b)....................................       176
   5,500   FIRSTPLUS Financial Group, Inc.(b)(c)......................       211
  13,800   Franchise Mortgage Acceptance Co.(b).......................       254
   7,300   Household International, Inc...............................       931
  30,764   Imperial Credit Industries, Inc.(b)........................       631
  37,200   MBNA Corp.(c)..............................................     1,016
   9,750   Metris Cos., Inc.(c).......................................       334
  14,000   Nationwide Financial Services..............................       506
   7,100   Sirrom Capital Corp........................................       370
                                                                         -------
                                                                           9,159
                                                                         -------
 Food & Beverage (0.3%):
  10,900   The Coca-Cola Co...........................................       726
                                                                         -------
 Food & Household Products (0.1%):
   8,100   Sunbeam Corp.(c)...........................................       341
                                                                         -------
 Food Products & Services (0.6%):
   8,000   CPC International, Inc.(b)(c)..............................       862
   6,400   Fine Host Corp.(b).........................................        65
  10,400   Safeway, Inc.(b)(c)........................................       658
                                                                         -------
                                                                           1,585
                                                                         -------
 Forest & Paper Products (0.2%):
  11,200   Kimberly-Clark Corp........................................       552
                                                                         -------
 Funeral Services (0.9%):
  11,600   Equity Corp. International(b)..............................       268
  50,000   Service Corp. International(c).............................     1,847
   9,500   Stewart Enterprises........................................       443
                                                                         -------
                                                                           2,558
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Health & Personal Care (0.1%):
  10,600   Alberto-Culver Co.(c)......................................   $   286
                                                                         -------
 Health Care - Services (1.9%):
  22,000   American Oncology Resources, Inc.(b).......................       352
  10,850   Capital Senior Living Corp.(b)(c)..........................       113
   9,000   Carematrix Corp.(b)(c).....................................       259
   8,200   Concentra Managed Care, Inc.(b)............................       277
  10,900   Health Care & Retirement Corp.(b)..........................       439
  33,150   Health Management Associates, Inc.(b)......................       837
  21,300   HEALTHSOUTH Corp.(b)(c)....................................       591
  14,900   NCS HealthCare, Inc., Class A(b)(c)........................       393
  35,800   Orthodontic Centers of America, Inc.(b)....................       595
  14,900   Parexel International Corp.(b).............................       551
   8,600   Quintiles Transnational Corp.(b)(c)........................       329
  12,650   Serologicals Corp.(b)......................................       329
  10,983   Total Renal Care Holdings, Inc.(b).........................       302
                                                                         -------
                                                                           5,367
                                                                         -------
 Health Care Products & Services (0.2%):
   8,600   Advanced Health Corp.(b)(c)................................       137
  10,500   Envoy Corp.(b)(c)..........................................       305
                                                                         -------
                                                                             442
                                                                         -------
 Hotels & Lodging (0.4%):
  12,800   Capstar Hotel(b)...........................................       439
  11,500   Marriott International, Inc................................       797
                                                                         -------
                                                                           1,236
                                                                         -------
 Industrial Goods & Services (0.7%):
  11,100   Clorox Co.(c)..............................................       878
  16,600   United Technologies Corp.(c)...............................     1,208
                                                                         -------
                                                                           2,086
                                                                         -------
 Insurance (2.2%):
  12,150   American International Group, Inc..........................     1,321
  15,000   Conseco, Inc.(c)...........................................       682
  14,000   Marsh & McLennan Cos., Inc.................................     1,044
  20,600   MGIC Investment Corp.(c)...................................     1,370
  44,700   SunAmerica, Inc.(c)........................................     1,911
                                                                         -------
                                                                           6,328
                                                                         -------
 Manufactured Housing (0.0%):
   6,350   Modtech, Inc.(b)...........................................       124
                                                                         -------
 Manufacturing - Consumer Goods (0.2%):
  15,300   Newell Co.(c)..............................................       650
                                                                         -------
 Medical Equipment & Supplies (1.3%):
  10,300   ESC Medical Systems Ltd....................................       399
  17,900   Guidant Corp...............................................     1,113

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Medical Equipment & Supplies, continued:
   9,700   Medquist, Inc.(b)..........................................   $   337
  11,100   Medtronic, Inc.(c).........................................       581
   6,800   Molecular Devices Corp.(b).................................       145
  23,800   Omnicare, Inc.(c)..........................................       738
   5,500   Sabratek Corp.(b)..........................................       158
   5,900   Schick Technologies, Inc.(b)...............................       115
                                                                         -------
                                                                           3,586
                                                                         -------
 Office Equipment & Services (0.6%):
   6,400   Electronics for Imaging, Inc.(b)...........................       106
   8,300   Hewlett Packard Co.........................................       519
  13,700   Xerox Corp.................................................     1,011
                                                                         -------
                                                                           1,636
                                                                         -------
 Oil & Gas (0.2%):
   6,500   Schlumberger Ltd.(c).......................................       523
                                                                         -------
 Oilfield Services & Equipment (0.6%):
   4,600   Camco International, Inc. .................................       293
   6,800   Cooper Cameron Corp.(b)....................................       415
  11,200   IRI International Corp.(b).................................       157
   8,300   Key Energy Group, Inc.(b)..................................       180
  24,200   Newpark Resources, Inc.(b).................................       423
  11,500   Omni Energy Services(b)(c).................................       135
                                                                         -------
                                                                           1,603
                                                                         -------
 Pharmaceuticals (2.4%):
  35,100   Dura Pharmaceuticals, Inc.(b)..............................     1,611
  20,000   Eli Lilly & Co.(c).........................................     1,393
   8,100   Johnson & Johnson..........................................       534
  13,700   Jones Medical Industries, Inc.(c)..........................       524
  20,000   Pfizer, Inc................................................     1,491
   8,800   Warner-Lambert Co.(c)......................................     1,091
                                                                         -------
                                                                           6,644
                                                                         -------
 Records Management (0.1%):
  10,000   Iron Mountain, Inc.(b).....................................       360
                                                                         -------
 Rental Equipment\Furniture (0.2%):
  12,300   Rental Service Corp.(b)....................................       302
  13,600   Renter's Choice, Inc.(b)...................................       279
                                                                         -------
                                                                             581
                                                                         -------
 Resorts & Entertainment (0.9%):
  17,200   Carnival Cruise Lines......................................       954
  12,600   Regal Cinemas, Inc.(b).....................................       351
   6,700   Royal Caribbean Cruises Ltd................................       357
  31,600   Signature Resorts, Inc.(b)(c)..............................       691
  13,800   Vistana, Inc.(b)...........................................       317
                                                                         -------
                                                                           2,670
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Restaurants (0.2%):
  16,800   Landry's Seafood Restaurants(b)............................   $   403
   9,200   The Cheesecake Factory(b)..................................       281
                                                                         -------
                                                                             684
                                                                         -------
 Retail - Speciality Stores (0.5%):
  20,675   Home Depot, Inc............................................     1,217
  13,275   Petco Animal Supplies, Inc.(b).............................       319
                                                                         -------
                                                                           1,536
                                                                         -------
 Retail Stores (1.3%):
  14,781   Consolidated Stores Corp.(b)(c)............................       649
   8,875   Dollar General Corp.(c)....................................       322
   9,000   Lowe's Cos.(c).............................................       429
  11,400   MSC Industrial Direct Co., Inc.(c).........................       483
  11,600   The Men's Wearhouse, Inc.(b)...............................       403
  21,150   U.S. Office Products Co.(b)(c).............................       415
  28,300   Walgreen Co................................................       889
                                                                         -------
                                                                           3,590
                                                                         -------
 Savings & Loans\Thrift (0.2%):
  18,000   Ocwen Financial Services Corp.(b)..........................       458
                                                                         -------
 Semiconductors (0.7%):
  10,600   Applied Materials, Inc.(b).................................       319
  11,900   Intel Corp.................................................       837
   6,200   KLA-Tencor Corp.(b)(c).....................................       239
   6,200   Texas Instruments(c).......................................       279
   5,600   Vitesse Semiconductor Corp.(b).............................       211
                                                                         -------
                                                                           1,885
                                                                         -------
 Technology (0.7%):
   7,200   ENCAD, Inc.(b).............................................       198
  17,200   Sanmina Corp.(b)(c)........................................     1,165
  16,350   Technology Solutions Co.(b)................................       431
   7,200   Uniphase Corp.(b)(c).......................................       298
                                                                         -------
                                                                           2,092
                                                                         -------
 Technology - Software (0.6%):
   8,200   Computer Sciences Corp.(b)(c)..............................       685
  26,750   Visio Corp.(b)(c)..........................................     1,026
                                                                         -------
                                                                           1,711
                                                                         -------
 Telecommunications - Services & Equipment (2.3%):
  13,000   ADC Telecommunications, Inc.(b)(c).........................       543
  19,700   AirTouch Communications, Inc.(b)...........................       819
   8,900   Electric Lightwave(b)......................................       132
  12,700   Lucent Technologies, Inc.(c)...............................     1,014
  10,400   McLeod USA, Inc.(b)........................................       333
   9,900   MRV Communications(b)......................................       236

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Telecommunications - Services & Equipment, continued:
   3,200   Newbridge Networks Corp.(b)...............................   $    112
   9,950   Pacific Gateway Exchange, Inc.(b).........................        535
  10,300   PairGain Technologies, Inc.(b)(c).........................        200
   5,100   Qwest Communications International, Inc.(b)...............        303
  11,300   SmarTalk Teleservices, Inc.(b)(c).........................        257
  11,300   Teleport Communications Group, Inc.(b)(c).................        620
   8,700   Tellabs, Inc.(b)..........................................        460
  22,900   West TeleServices Corp.(b)................................        275
  19,200   WorldCom, Inc.(b)(c)......................................        581
                                                                        --------
                                                                           6,420
                                                                        --------
 Wholesale Distribution (0.6%):
  55,566   Brightpoint, Inc.(b)......................................        771
  10,400   CDW Computer Center, Inc.(b)(c)...........................        542
  15,050   Richfood Holdings, Inc....................................        425
                                                                        --------
                                                                           1,738
                                                                        --------
 Wholesale Distribution - Pharmaceuticals (0.6%):
  24,200   Cardinal Health, Inc.(c)..................................      1,818
                                                                        --------
  Total Common Stocks                                                    109,038
                                                                        --------
 FOREIGN COMMON STOCKS (8.7%):
 ARGENTINA (0.1%):
 Oil & Gas Exploration, Production & Services (0.1%):
  12,000   YPF Sociedad Anonima, ADR.................................        410
                                                                        --------
 AUSTRALIA (0.2%):
 Building Products/Construction (0.0%):
  25,000   Leighton Holdings.........................................         87
                                                                        --------
 Diversified Operations (0.1%):
  26,487   Smith (Howard) Ltd. ......................................        220
                                                                        --------
 Pharmaceuticals (0.1%):
  34,500   CSL Ltd. .................................................        216
                                                                        --------
                                                                             523
                                                                        --------
 AUSTRIA (0.0%):
 Engineering (0.0%):
     800   Va Technologies AG........................................        121
                                                                        --------
 BELGIUM (0.2%):
 Diversified Operations (0.0%):
     700   Barco N.V. ...............................................        128
                                                                        --------
 Retail Stores/Catalog (0.2%):
   1,000   Colrayt SA................................................        511
                                                                        --------
                                                                             639
                                                                        --------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FOREIGN COMMON STOCKS, CONTINUED:
 BRAZIL (0.3%):
 Banking (0.0%):
  260,000  Banco Itau SA..............................................   $   140
                                                                         -------
 Beverages & Tobacco (0.0%):
    9,500  Compania Cervejaria Brahma, Sponsored ADR..................       135
                                                                         -------
 Manufacturing - Consumer Goods (0.1%):
    7,500  Bombardier, Inc., Class B..................................       154
                                                                         -------
 Telecommunications (0.2%):
    3,200  Telecommunicacoes Brasileiras, ADR.........................       372
                                                                         -------
                                                                             801
                                                                         -------
 CANADA (0.1%):
 Computer Software (0.0%):
    8,300  Discreet Logic, Inc. ......................................       182
                                                                         -------
 Electronic Components/Instruments (0.1%):
   19,500  CAE, Inc. .................................................       153
                                                                         -------
                                                                             335
                                                                         -------
 CHILE (0.1%):
 Telecommunications (0.1%):
   11,800  CIA Telecomunicaciones de Chile SA, ADR....................       353
                                                                         -------
 FINLAND (0.2%):
 Computer Software (0.1%):
    1,600  TT Tieto Oy--B Shares......................................       180
                                                                         -------
 Diversified Operations (0.0%):
    3,000  Huhtamaki Group............................................       124
                                                                         -------
 Telecommunications (0.1%):
    4,500  Nokia Corp., Sponsored ADR.................................       315
                                                                         -------
                                                                             619
                                                                         -------
 FRANCE (0.4%):
 Engineering (0.1%):
      960  Altran Technologies SA.....................................       294
                                                                         -------
 Machinery & Equipment (0.1%):
    3,800  Sidel SA...................................................       252
                                                                         -------
 Office Equipment/Supplies (0.1%):
    5,200  BIC .......................................................       379
                                                                         -------
 Retail Stores/Catalog (0.1%):
      640  Pinault-Printemps-Redoute SA...............................       342
                                                                         -------
                                                                           1,267
                                                                         -------
 GERMANY (0.6%):
 Health Care (0.1%):
    3,500  Schering AG................................................       338
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 FOREIGN COMMON STOCKS, CONTINUED:
 GERMANY, CONTINUED:
 Machinery & Equipment (0.2%):
    1,130  Mannesmann AG(b)..........................................   $    568
                                                                        --------
 Manufacturing - Consumer Goods (0.3%):
    5,040  Adidas AG.................................................        666
                                                                        --------
                                                                           1,572
                                                                        --------
 GREECE (0.0%):
 Beverages & Tobacco (0.0%):
    4,000  Hellenic Bottling Co SA...................................         93
                                                                        --------
 HONG KONG (0.3%):
 Automobiles (0.0%):
  158,000  Qingling Motors Co. ......................................         77
                                                                        --------
 Electronic Components/Instruments (0.0%):
   22,500  Johnson Electric Holding Ltd. ............................         65
                                                                        --------
 Food Products & Services (0.1%):
   72,000  Guangnan Holdings.........................................         59
  130,000  Ng Fung Hong Ltd. ........................................        137
                                                                        --------
                                                                             196
                                                                        --------
 Real Estate (0.0%):
   18,600  Sun Hung Kai Properties Ltd. .............................        130
                                                                        --------
 Utilities - Electrical & Gas (0.2%):
  147,160  Hong Kong & China Gas Co. Ltd. ...........................        285
                                                                        --------
                                                                             753
                                                                        --------
 INDONESIA (0.0%):
 Banking (0.0%):
      108  PT Bank International Indonesia...........................          0
                                                                        --------
 ISRAEL (0.2%):
 Computer Hardware (0.1%):
    7,400  Nice Systems Ltd. ........................................        311
                                                                        --------
 Pharmaceuticals (0.1%):
    5,900  Teva Pharmaceutical Industries Ltd, ADR ..................        279
                                                                        --------
                                                                             590
                                                                        --------
 ITALY (0.3%):
 Electronic Components/Instruments (0.0%):
    6,500  Gewiss SpA................................................        123
                                                                        --------
 Jewelry (0.2%):
   60,000  Bulgari SpA...............................................        306
                                                                        --------
 Medical Equipment & Supplies (0.0%):
    4,700  Safilo SpA(b).............................................        122
                                                                        --------
 Telecommunications (0.1%):
   45,000  Telecom Italia Mobile SpA.................................        208
                                                                        --------
                                                                             759
                                                                        --------

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 FOREIGN COMMON STOCKS, CONTINUED:
 JAPAN (2.0%):
 Computer Software (0.2%):
   7,000   TDK Corp. ................................................   $    530
                                                                        --------
 Electrical & Electronic (0.5%):
   3,700   Keyence Corp. ............................................        549
  20,000   Matsushita Electric Works.................................        174
  22,000   NEC Corp..................................................        235
   6,000   Rohm Co. .................................................        614
                                                                        --------
                                                                           1,572
                                                                        --------
 Electronic Components/Instruments (0.2%):
   7,200   Hirose Electric Co. Ltd. .................................        370
  21,000   Omron Corp. ..............................................        329
                                                                        --------
                                                                             699
                                                                        --------
 Food Products & Services (0.1%):
   7,000   Matsumotokiyoshi..........................................        269
                                                                        --------
 Health & Personal Care (0.1%):
   5,000   Hoya Corp. ...............................................        158
                                                                        --------
 Health Care (0.0%):
   1,000   Nichii Gakkan Co. ........................................         35
                                                                        --------
 Manufacturing - Consumer Goods (0.3%):
  20,000   Canon, Inc. ..............................................        467
   8,000   Fuji Photo Film...........................................        308
                                                                        --------
                                                                             775
                                                                        --------
 Office Equipment & Services (0.2%):
  35,000   Ricoh Co., Ltd. ..........................................        436
                                                                        --------
 Pharmaceuticals (0.3%):
  14,000   Sankyo Co. Ltd. ..........................................        318
  23,000   Takeda Chemical Industries................................        658
                                                                        --------
                                                                             976
                                                                        --------
 Telecommunications (0.0%):
  30,000   Denki Kogyo Co. Ltd. .....................................         98
                                                                        --------
 Toys (0.1%):
   1,900   Nintendo Co., Ltd. .......................................        187
                                                                        --------
                                                                           5,735
                                                                        --------
 MALAYSIA (0.0%):
 Engineering (0.0%):
  40,000   United Engineers Ltd. ....................................         33
                                                                        --------
 MEXICO (0.3%):
 Beverages & Tobacco (0.1%):
  52,000   Fomento Economico Mexicano, Sa de CV......................        416
                                                                        --------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 MEXICO, CONTINUED:
 Diversified Operations (0.1%):
   40,000  Grupo Carso SA de CV........................................  $   266
                                                                         -------
 Industrial Holding Company (0.1%):
  185,000  Grupo Industrial Maseca SA de CV............................      185
                                                                         -------
                                                                             867
                                                                         -------
 NETHERLANDS (0.6%):
 Broadcasting & Publishing (0.2%):
   19,200  Elsevier N.V. ..............................................      311
    3,100  Wolters Kluwer N.V. ........................................      400
                                                                         -------
                                                                             711
                                                                         -------
 Commercial Services (0.0%):
    4,000  Getronics N.V. .............................................      127
                                                                         -------
 Office Equipment & Services (0.4%):
    8,448  Ahrend......................................................      265
    4,900  Oce-Van Der Grinten N.V. ...................................      535
                                                                         -------
                                                                             800
                                                                         -------
                                                                           1,638
                                                                         -------
 NEW ZEALAND (0.1%):
 Agriculture (0.0%):
   39,300  Fernz Corp. Ltd. ...........................................      102
                                                                         -------
 Consumer Goods & Services (0.1%):
   41,819  Fisher & Paykel Ind. Ltd. ..................................      133
                                                                         -------
                                                                             235
                                                                         -------
 PORTUGAL (0.2%):
 Telecommunications (0.2%):
   11,000  Portugal Telecom SA, ADR....................................      517
                                                                         -------
 RUSSIA (0.0%):
 Oil & Gas Exploration, Production & Services (0.0%):
    1,500  Lukoil Holdings, Sponsored ADR..............................      138
                                                                         -------
 SINGAPORE (0.0%):
 Diversified Operations (0.0%):
   60,400  Singapore Technologies Industrial Corp. ....................       57
                                                                         -------
 ELECTRICAL & ELECTRONIC (0.0%):
   55,000  Thakral Corp. Ltd. .........................................       29
                                                                         -------
                                                                              86
                                                                         -------
 SOUTH AFRICA (0.1%):
 Beverages & Tobacco (0.0%):
    4,500  South African Breweries Ltd. ...............................      111
                                                                         -------
 Computer - Integrated Systems (0.1%):
   26,156  Dimension Data Holdings Ltd.(b).............................      113
                                                                         -------
                                                                             224
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 SPAIN (0.3%):
 Apparel/Shoes (0.1%):
   9,000   Cortefiel SA................................................  $   181
                                                                         -------
 Beverages & Tobacco (0.1%):
   2,700   Talbacalera SA..............................................      219
                                                                         -------
 Commercial Services (0.1%):
  33,000   Prosegur CIA de Seguridad SA................................      331
                                                                         -------
                                                                             731
                                                                         -------
 SWEDEN (0.3%):
 Engineering (0.2%):
  12,000   Sandvik B...................................................      343
                                                                         -------
 Industrial Goods & Services (0.1%):
  10,000   Atlas Copco AB..............................................      299
                                                                         -------
 Metals (0.0%):
   3,300   Assa Abloy AB-B.............................................       87
                                                                         -------
                                                                             729
                                                                         -------
 SWITZERLAND (0.5%):
 Food Products & Services (0.2%):
     345   Nestle SA...................................................      518
                                                                         -------
 Pharmaceuticals (0.3%):
     200   Novartis AG.................................................      325
      50   Roche Holdings AG--Genussschein.............................      497
                                                                         -------
                                                                             822
                                                                         -------
                                                                           1,340
                                                                         -------
 UNITED KINGDOM (1.3%):
 Aerospace/Defense (0.1%):
  11,000   British Aerospace PLC.......................................      315
   5,100   Cobham PLC..................................................       70
                                                                         -------
                                                                             385
                                                                         -------
 Air Transportation/Related (0.1%):
  15,000   Airtours PLC................................................      305
                                                                         -------
 Appliances & Household Products (0.0%):
  13,000   D.F.S. Furniture Co. PLC....................................      110
                                                                         -------
 Capital Goods (0.2%):
  52,500   Powerscreen International PLC...............................      525
                                                                         -------
 Computer Software (0.2%):
  26,157   Logica PLC..................................................      498
                                                                         -------
 Engineering (0.1%):
  21,000   Siebe PLC...................................................      394
                                                                         -------
 Food Products & Services (0.1%):
  31,500   Compass Group PLC...........................................      386
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                          MARKET
   AMOUNT                          DESCRIPTION                          VALUE
 ---------- ---------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 UNITED KINGDOM, CONTINUED:
 Machinery & Equipment (0.1%):
     48,000 TT Group PLC.............................................  $   218
                                                                       -------
 Manufacturing - Consumer Goods (0.3%):
    144,667 Halma PLC................................................      277
    121,000 Polypipe PLC.............................................      350
                                                                       -------
                                                                           627
                                                                       -------
 Metals (0.1%):
     25,000 Johnson Matthey PLC......................................      223
                                                                       -------
                                                                         3,671
                                                                       -------
  Total Foreign Common Stocks                                           24,779
                                                                       -------
 PREFERRED STOCKS (0.4%):
 GERMANY (0.4%):
 Computer Software (0.3%):
      2,760 SAP AG...................................................      897
                                                                       -------
 Medical Equipment & Supplies (0.1%):
      1,850 Fresenius AG.............................................      336
                                                                       -------
  Total Preferred Stocks                                                 1,233
                                                                       -------
 REPURCHASE AGREEMENTS (6.2%):
 17,512,000 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $17,404
             Federal Home Loan Mortgage Assoc., 6.52%, 4/25/24,
             market value--$17,862)..................................   17,512
                                                                       -------
  Total Repurchase Agreements                                           17,512
                                                                       -------
 GOVERNMENT OBLIGATIONS (15.3%):
 Mortgage Pass Thru's (3.4%):
 Government National Mortgage Assoc. (3.4%):
        822 6.50%, 9/15/23, Pool #345871.............................      815
        901 6.50%, 12/15/23, Pool #374650............................      891
      7,673 7.50%, 8/15/25, Pool # 780213............................    7,887
                                                                       -------
                                                                         9,593
                                                                       -------
 U.S. Government Agencies (4.4%):
 Federal National Mortgage Assoc. (4.4%):
      3,000 7.55%, 3/27/07...........................................    3,088
      7,019 7.00%, 10/15/23..........................................    7,059
      2,448 6.50%, 11/01/27..........................................    2,413
                                                                       -------
                                                                        12,560
                                                                       -------
 U.S. Treasury Notes (7.5%):
      2,710 6.25%, 3/31/99(c)........................................    2,730
      3,800 5.88%, 8/31/99...........................................    3,812

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 GOVERNMENT OBLIGATIONS, CONTINUED:
 U.S. Treasury Notes, continued:
   7,100   5.50%, 12/31/00.............................................  $ 7,057
   2,000   6.63%, 4/30/02..............................................    2,065
     700   6.88%, 5/15/06..............................................      749
   4,720   6.50%, 11/15/26(c)..........................................    5,038
                                                                         -------
                                                                          21,451
                                                                         -------
  Total Government Obligations                                            43,604
                                                                         -------
 CORPORATE BONDS (22.6%):
 Banking (1.5%):
     500   Continental Bank, N.A., 11.25%, 7/1/01,
            Dtd 6/13/91................................................      513
   3,415   Swiss Bank, 7.75%, 9/1/26...................................    3,807
                                                                         -------
                                                                           4,320
                                                                         -------
 Financial (9.2%):
   3,200   Associates Corp., NA, 6.50%, 7/15/02........................    3,228
   2,000   Beneficial Corp, 6.77%, 8/26/04.............................    2,050
   2,500   Beneficial Corp., 12.88%, 8/1/13............................    2,716
   3,215   Fleet Capital Trust II, 7.92%, 12/11/26.....................    3,408
   2,750   Ford Motor Credit, 8.20%, 2/15/02...........................    2,939
   3,125   General Motors Acceptance Corp., 6.38%, 12/1/01.............    3,133
   3,750   John Deere Capital, 6.35%, 3/15/01..........................    3,771
   3,000   Travelers Property Casualty, 6.75%, 11/15/06................    3,053
   1,750   USF & G Capital II, 8.47%, 1/10/27..........................    1,923
                                                                         -------
                                                                          26,221
                                                                         -------
 Foreign Governments (2.2%):
   3,000   Providence of Saskatchewan, 8.00%, 7/15/04..................    3,285
   2,700   Quebec Province, 13.00%, 10/1/13............................    2,960
                                                                         -------
                                                                           6,245
                                                                         -------
 Industrial (7.5%):
   3,000   Atlantic Richfield, 10.88%, 7/15/05.........................    3,806
   2,700   Honeywell, Inc., 6.75%, 3/15/02.............................    2,747
   3,240   ICI Wilmington, 6.95%, 9/15/04..............................    3,333
   3,825   Nike, Inc., 6.38%, 12/1/03..................................    3,849
   3,200   Northrop-Grumman, 7.88%, 3/1/26.............................    3,568
   3,765   Sears Roebuck Co., 7.50%, 10/15/27..........................    3,921
                                                                         -------
                                                                          21,224
                                                                         -------
 Transportation & Shipping (0.9%):
     700   Erac USA Finance Co., 6.35%, 1/15/01........................      701
   1,850   Norfolk Southern Corp., 6.95%, 5/1/02.......................    1,901
                                                                         -------
                                                                           2,602
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Balanced Allocation Fund                                             (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 CORPORATE BONDS, CONTINUED:
 Utilities - Electric (1.3%):
   3,600   Cajun Electric Power, 9.52%, 3/15/19........................  $ 3,789
                                                                         -------
  Total Corporate Bonds                                                   64,401
                                                                         -------
 ASSET BACKED SECURITIES (3.6%):
   2,880   Banc One Auto Grantor Trust, 6.27%, 11/20/03................    2,896
   2,969   Daimler-Benz Auto Grantor Trust, 6.05%, 3/20/05.............    2,964
   2,450   Discover Card Master Trust, 6.05%, 8/18/08..................    2,415
   1,561   Lehman FHA - Title 1 Loan Trust, 6.78%, 3/25/08.............    1,569
     395   Structured Asset Securities Co., 7.50%, 8/25/26.............      400
                                                                         -------
  Total Asset Backed Securities                                           10,244
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------
 COLLATERALIZED MORTGAGE OBLIGATIONS (2.3%):
 Government Agency Backed CMO's (2.3%):
 Federal National Mortgage Assoc.
     3,000 8.00%, 2/25/21.............................................  $  3,106
 Securitized Asset Sales, Inc.
     3,500 7.53%, 3/25/24.............................................     3,562
                                                                        --------
  Total Collateralized Mortgage Obligations                                6,668
                                                                        --------
 FLOATING RATE NOTES (1.0%):
 Financial (1.0%):
     3,000 Chase Capital II, 6.22%*, 2/1/27...........................     2,917
                                                                        --------
  Total Floating Rate Notes                                                2,917
                                                                        --------
 INVESTMENT COMPANIES (0.7%):
 1,867,373 Parkstone Prime Obligation Fund Institutional Shares.......     1,867
                                                                        --------
  Total Investment Companies                                               1,867
                                                                        --------
  Total (Cost--$256,356) (a)                                            $282,263
                                                                        ========

-------
Percentages indicated are based on net assets of $284,674.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation...................................... $30,687
          Unrealized depreciation......................................  (4,780)
                                                                        -------
          Net unrealized appreciation.................................. $25,907
                                                                        =======

(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.

At December 31, 1997, the Fund's open forward currency contracts were as follows:

                                 CONTRACT  CONTRACT VALUE  APPRECIATION  DELIVERY
CURRENCY                          PRICE     U.S. DOLLARS  (DEPRECIATION)   DATE
--------                         --------  -------------- -------------- --------
Long Contracts:
 Hong Kong Dollar............... $43,946      $ 5,672         $  --       1/2/98
Short Contracts:
 U. S. Dollar................... $(5,672)     $(5,672)        $  --       1/2/98

See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS (49.6%):
 Advertising (0.2%):
   2,800   HA-LO Industries, Inc.(b)...................................  $    73
                                                                         -------
 Apparel/Shoes (0.2%):
   1,700   Brylane, Inc.(b)............................................       84
                                                                         -------
 Banking (0.3%):
   1,900   State Street Corp. .........................................      111
                                                                         -------
 Broadcasting & Publishing (1.2%):
   6,500   CanWest Global Communications Corp. ........................      117
   2,300   Chancellor Media Corp.(b)(c)................................      172
   1,450   Clear Channel Communications, Inc.(c).......................      115
   1,300   Consolidated Graphics, Inc.(b)..............................       61
                                                                         -------
                                                                             465
                                                                         -------
 Building Products (0.2%):
   2,950   Royal Group Technologies Ltd. ..............................       68
                                                                         -------
 Business Services (2.6%):
   3,000   Analog Devices, Inc.(b)(c)..................................       83
   1,600   Automatic Data Processing, Inc. ............................       98
   3,000   BA Merchant Services, Inc.(b)...............................       53
   1,200   Boron, Lepore & Assoc., Inc.(b).............................       33
   2,800   Cintas Corp. ...............................................      109
   1,500   International Telecommunications Data Systems, Inc.(b)......       48
   1,800   NCO Group, Inc.(b)..........................................       46
   1,300   NOVA Corp (Georgia)(b)......................................       33
   2,200   Novacare Employee Services(b)...............................       18
   3,650   Paychex, Inc. ..............................................      185
   1,900   Registry, Inc.(c)...........................................       87
   1,200   RWD Technologies, Inc.(b)...................................       22
   1,400   SOS Staffing Services, Inc.(b)..............................       26
   2,900   Staff Leasing, Inc.(b)......................................       55
   4,800   SunGard Data Systems, Inc.(b)(c)............................      149
                                                                         -------
                                                                           1,045
                                                                         -------
 Chemicals (0.3%):
   2,400   Monsanto Co.(c).............................................      101
                                                                         -------
 Computer Hardware (0.7%):
   2,050   Apex PC Solutions, Inc.(b)..................................       45
   1,600   Box Hill Systems Corp.(b)...................................       17
   2,200   EMC Corp.(c)................................................       60
   1,000   Insight Enterprises.........................................       37
   1,300   ONTRACK Data International(b)...............................       32
   2,000   Sun Microsystems, Inc.(b)...................................       80
                                                                         -------
                                                                             271
                                                                         -------
 Computer Software & Peripherals (6.2%):
     900   American Online, Inc.(b)....................................       80


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Computer Software & Peripherals, continued:
   2,350   Aspen Technologies, Inc.(b).................................  $    80
   1,300   Axnet Technologies, Inc.(b).................................       22
   2,000   Baan Co. N.V.(b)............................................       66
   3,700   BMC Software, Inc.(b)(c)....................................      243
   6,700   Cadence Design Systems, Inc.(b)(c)..........................      164
   5,550   Cambridge Technology Partners, Inc.(b)......................      231
   1,300   CBT Group PLC(b)............................................      107
   3,900   Cisco Systems, Inc.(b)......................................      217
   1,700   CyberMedia, Inc.(b)(c)......................................       26
   3,400   First Data Corp.............................................       99
   1,100   HNC Software(b).............................................       47
   2,200   JDA Software Group, Inc.(b).................................       77
   1,600   Logility, Inc.(b)...........................................       16
   1,200   MEMCO Software, Inc.........................................       24
   1,400   Microsoft, Inc.(b)..........................................      181
   3,600   Parametric Technology Corp.(b)..............................      171
   2,800   Pegasystems, Inc.(b)(c).....................................       57
  11,000   PeopleSoft, Inc.(b).........................................      429
   3,750   VERITAS Software Corp.(b)...................................      191
                                                                         -------
                                                                           2,528
                                                                         -------
 Consumer Goods & Services (1.2%):
   6,684   Cendant Corp.(c)............................................      229
   2,600   Procter & Gamble Co.........................................      208
   2,200   U.S. Rentals, Inc.(b).......................................       52
                                                                         -------
                                                                             489
                                                                         -------
 Correctional Facilities (0.4%):
   1,600   Corrections Corp. of America(b).............................       59
   3,100   Wackenhut Corrections Corp.(b)..............................       84
                                                                         -------
                                                                             143
                                                                         -------
 Cosmetics/Personal Care (0.7%):
   1,400   Gillette Co. ...............................................      140
   4,400   Rexall Sundown, Inc.(b)(c)..................................      133
                                                                         -------
                                                                             273
                                                                         -------
 Data Processing & Reproduction (0.6%):
   1,200   Applied Graphics Technologies, Inc.(b)......................       64
   2,100   Deltek Systems, Inc.(b).....................................       33
   3,100   Fiserv, Inc.(b).............................................      152
                                                                         -------
                                                                             249
                                                                         -------
 Diversified Operations (0.9%):
   3,100   Cognizant Corp. ............................................      139
     600   Corning, Inc. ..............................................       22
   7,500   Smith (Howard) Ltd. ........................................       62
   2,600   Tyco International Ltd.(b)(c)...............................      117
                                                                         -------
                                                                             340
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Educational Services (0.4%):
   1,250   Apollo Group, Inc.(b)(c)....................................  $    59
   2,500   Sylvan Learning Systems, Inc.(b)(c).........................       98
                                                                         -------
                                                                             157
                                                                         -------
 Electrical & Electronic (1.1%):
   2,300   Emerson Electric Co. .......................................      130
   2,500   General Electric Co. .......................................      183
   1,800   International Manufacturing Services........................       13
   3,687   Molex, Inc. ................................................      106
                                                                         -------
                                                                             432
                                                                         -------
 Environmental Services (0.6%):
   5,687   USA Waste Services, Inc.(b)(c)..............................      223
                                                                         -------
 Financial Services (3.8%):
   2,100   American Express Co. .......................................      186
   2,300   Associates First Capital Corp.(c)...........................      164
   7,400   Concord EFS, Inc.(b)........................................      184
   3,000   Federal Home Loan Mortgage Corp. ...........................      126
   3,000   Finova Group, Inc. .........................................      149
   1,750   First Alliance Corp.(b).....................................       32
   1,200   FIRSTPLUS Financial Group, Inc.(b)..........................       46
   2,600   Franchise Mortgage Acceptance Co.(b)........................       48
   1,100   Household International, Inc. ..............................      140
   5,800   Imperial Credit Industries, Inc.(b).........................      119
   5,700   MBNA Corp.(c)...............................................      156
   1,800   Metris Cos., Inc.(c)........................................       62
   2,600   Nationwide Financial Services...............................       94
   1,300   Sirrom Capital Corp. .......................................       68
                                                                         -------
                                                                           1,574
                                                                         -------
 Food & Beverage (0.3%):
   1,700   The Coca-Cola Co. ..........................................      113
                                                                         -------
 Food & Household Products (0.2%):
   1,800   Sunbeam Corp.(c)............................................       76
                                                                         -------
 Food Products & Services (0.6%):
   1,200   CPC International, Inc.(b)(c)...............................      129
   1,250   Fine Host Corp.(b)..........................................       13
   1,550   Safeway, Inc.(b)(c).........................................       98
                                                                         -------
                                                                             240
                                                                         -------
 Forest & Paper Products (0.2%):
   1,700   Kimberly-Clark Corp. .......................................       84
                                                                         -------
 Funeral Services (1.3%):
   2,200   Equity Corp. International(b)...............................       51
   9,700   Service Corp. International(c)..............................      358
   2,200   Stewart Enterprises.........................................      103
                                                                         -------
                                                                             512
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Health & Personal Care (0.1%):
   2,200   Alberto-Culver Co.(c).......................................  $    59
                                                                         -------
 Health Care - Services (2.6%):
   4,000   American Oncology Resources, Inc.(b)........................       64
   2,000   Capital Senior Living Corp.(b)..............................       21
   1,600   Carematrix Corp.(b)(c)......................................       46
   1,500   Concentra Managed Care, Inc.(b).............................       51
   2,500   Health Care & Retirement Corp.(b)...........................      101
   7,650   Health Management Associates, Inc.(b).......................      193
   3,300   HEALTHSOUTH Corp.(b)........................................       92
   2,700   NCS HealthCare, Inc., Class A(b)............................       71
   6,700   Orthodontic Centers of America, Inc.(b).....................      111
   2,800   Parexel International Corp.(b)..............................      104
   2,200   Quintiles Transnational Corp.(b)(c).........................       84
   2,350   Serologicals Corp.(b).......................................       61
   2,083   Total Renal Care Holdings, Inc.(b)..........................       57
                                                                         -------
                                                                           1,056
                                                                         -------
 Health Care Products & Services (0.2%):
   1,600   Advanced Health Corp.(b)(c).................................       25
   1,900   Envoy Corp.(b)(c)...........................................       56
                                                                         -------
                                                                              81
                                                                         -------
 Hotels & Lodging (0.6%):
   2,800   Capstar Hotel(b)............................................       96
   1,800   Marriott International, Inc. ...............................      125
                                                                         -------
                                                                             221
                                                                         -------
 Industrial Goods & Services (0.8%):
   1,700   Clorox Co.(c)...............................................      134
   2,500   United Technologies Corp.(c)................................      182
                                                                         -------
                                                                             316
                                                                         -------
 Insurance (2.5%):
   1,800   American International Group, Inc. .........................      196
   2,300   Conseco, Inc.(c)............................................      105
   2,100   Marsh & McLennan Cos., Inc. ................................      157
   2,600   MGIC Investment Corp.(c)....................................      173
   8,550   SunAmerica, Inc.(c).........................................      364
                                                                         -------
                                                                             995
                                                                         -------
 Manufactured Housing (0.1%):
   1,100   Modtech, Inc.(b)............................................       21
                                                                         -------
 Manufacturing - Consumer Goods (0.4%):
   3,500   Newell Co.(c)...............................................      149
                                                                         -------
 Medical Equipment & Supplies (1.7%):
   1,900   ESC Medical Systems Ltd. ...................................       74
   3,200   Guidant Corp. ..............................................      199

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Medical Equipment & Supplies, continued:
   1,800   Medquist, Inc.(b)...........................................  $    63
   1,700   Medtronic, Inc.(c)..........................................       89
   1,300   Molecular Devices Corp.(b)..................................       28
   5,300   Omnicare, Inc. .............................................      164
   1,050   Sabratek Corp.(b)...........................................       30
   1,200   Schick Technologies, Inc.(b)................................       23
                                                                         -------
                                                                             670
                                                                         -------
 Office Equipment & Services (0.7%):
   1,500   Electronics for Imaging, Inc.(b)(c).........................       25
   1,400   Hewlett Packard Co. ........................................       88
   2,100   Xerox Corp. ................................................      154
                                                                         -------
                                                                             267
                                                                         -------
 Oil & Gas (0.2%):
   1,000   Schlumberger Ltd.(c)........................................       81
                                                                         -------
 Oilfield Services & Equipment (0.8%):
   1,000   Camco International, Inc. ..................................       64
   1,500   Cooper Cameron Corp.(b).....................................       92
   2,100   IRI International Corp.(b)..................................       29
   1,500   Key Energy Group, Inc.(b)...................................       33
   5,400   Newpark Resources, Inc.(b)..................................       93
   2,100   Omni Energy Services(b)(c)..................................       25
                                                                         -------
                                                                             336
                                                                         -------
 Pharmaceuticals (2.7%):
   7,200   Dura Pharmaceuticals, Inc.(b)...............................      329
   3,000   Eli Lilly & Co.(c)..........................................      209
   1,200   Johnson & Johnson...........................................       79
   2,500   Jones Medical Industries, Inc.(c)...........................       96
   3,000   Pfizer, Inc. ...............................................      224
   1,400   Warner-Lambert Co.(c).......................................      174
                                                                         -------
                                                                           1,111
                                                                         -------
 Records Management (0.2%):
   1,900   Iron Mountain, Inc.(b)......................................       68
                                                                         -------
 Rental Equipment\Furniture (0.3%):
   2,200   Rental Service Corp.(b).....................................       54
   2,500   Renter's Choice, Inc.(b)....................................       51
                                                                         -------
                                                                             105
                                                                         -------
 Resorts & Entertainment (1.3%):
   3,300   Carnival Cruise Lines.......................................      182
   2,500   Regal Cinemas, Inc.(b)......................................       70
   1,500   Royal Caribbean Cruises Ltd. ...............................       80
   6,300   Signature Resorts, Inc.(b)..................................      138
   2,600   Vistana, Inc.(b)............................................       60
                                                                         -------
                                                                             530
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Restaurants (0.3%):
   3,100   Landry's Seafood Restaurants(b).............................  $    74
   1,700   The Cheesecake Factory(b)...................................       52
                                                                         -------
                                                                             126
                                                                         -------
 Retail - Speciality Stores (0.6%):
   3,150   Home Depot, Inc. ...........................................      185
   2,500   Petco Animal Supplies, Inc.(b)..............................       60
                                                                         -------
                                                                             245
                                                                         -------
 Retail Stores (1.7%):
   3,275   Consolidated Stores Corp.(b)(c).............................      143
   2,000   Dollar General Corp. .......................................       73
   1,400   Lowe's Cos.(c)..............................................       67
   2,600   MSC Industrial Direct Co., Inc.(c)..........................      110
   2,100   The Men's Wearhouse, Inc.(b)................................       73
   4,650   U.S. Office Products Co.(b)(c)..............................       91
   4,300   Walgreen Co. ...............................................      135
                                                                         -------
                                                                             692
                                                                         -------
 Savings & Loans\Thrift (0.3%):
   4,000   Ocwen Financial Services Corp.(b)...........................      102
                                                                         -------
 Semiconductors (0.8%):
   1,600   Applied Materials, Inc.(b)..................................       48
   1,900   Intel Corp. ................................................      134
   1,000   KLA-Tencor Corp.(b).........................................       39
   1,000   Texas Instruments(c)........................................       45
   1,200   Vitesse Semiconductor Corp.(b)..............................       45
                                                                         -------
                                                                             311
                                                                         -------
 Technology (1.0%):
   1,300   ENCAD, Inc.(b)..............................................       36
   3,400   Sanmina Corp.(b)............................................      230
   3,000   Technology Solutions Co.(b).................................       79
   1,600   Uniphase Corp.(b)(c)........................................       66
                                                                         -------
                                                                             411
                                                                         -------
 Technology - Software (0.9%):
   1,800   Computer Sciences Corp.(b)(c)...............................      150
   5,250   Visio Corp.(b)(c)...........................................      202
                                                                         -------
                                                                             352
                                                                         -------
 Telecommunications - Services & Equipment (2.8%):
   3,000   ADC Telecommunications, Inc.(b)(c)..........................      125
   2,850   AirTouch Communications, Inc.(b)............................      118
   2,000   Electric Lightwave(b).......................................       30
   2,000   Lucent Technologies, Inc.(c)................................      158
   2,300   McLeod USA, Inc.(b).........................................       74
   2,200   MRV Communications(b).......................................       53

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)
Continued


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 COMMON STOCKS, CONTINUED
 Telecommunications - Services & Equipment, continued:
     700   Newbridge Networks Corp.(b).................................  $    24
   1,800   Pacific Gateway Exchange, Inc.(b)...........................       97
   2,300   PairGain Technologies, Inc.(b)(c)...........................       45
   1,100   Qwest Communications International, Inc.(b).................       65
   2,050   SmarTalk Teleservices, Inc.(b)(c)...........................       47
   1,800   Teleport Communcications Group, Inc.(b)(c)..................       99
   1,300   Tellabs, Inc.(b)(c).........................................       69
   5,300   West TeleServices Corp.(b)..................................       64
   2,900   WorldCom, Inc.(b)(c)........................................       88
                                                                         -------
                                                                           1,156
                                                                         -------
 Wholesale Distribution (0.9%):
  10,900   Brightpoint, Inc.(b)........................................      152
   2,100   CDW Computer Center, Inc.(b)(c).............................      109
   3,400   Richfood Holdings, Inc. ....................................       96
                                                                         -------
                                                                             357
                                                                         -------
 Wholesale Distribution - Pharmaceuticals (0.9%):
   4,800   Cardinal Health, Inc.(c)....................................      361
                                                                         -------
  Total Common Stocks                                                     19,830
                                                                         -------
 FOREIGN COMMON STOCKS (16.1%):
 ARGENTINA (0.3%):
 Oil & Gas Exploration, Production & Services (0.3%):
   3,000   YPF Sociedad Anonima, ADR...................................      103
                                                                         -------
 AUSTRALIA (0.3%):
 Building Products/Construction (0.1%):
  13,000   Leighton Holdings...........................................       45
                                                                         -------
 Pharmaceuticals (0.2%):
  12,000   CSL Ltd. ...................................................       75
                                                                         -------
                                                                             120
                                                                         -------
 AUSTRIA (0.1%):
 Engineering (0.1%):
     210   Va Technologies.............................................       32
                                                                         -------
 BELGIUM (0.4%):
 Diversified Operations (0.1%):
     150   Barco N.V. .................................................       28
                                                                         -------
 Retail Stores/Catalog (0.3%):
     250   Colrayt SA..................................................      127
                                                                         -------
                                                                             155
                                                                         -------
 BRAZIL (0.4%):
 Beverages & Tobacco (0.1%):
   2,200   Compania Cervejaria Brahma, Sponsored ADR...................       31
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 BRAZIL, CONTINUED:
 Telecommunications (0.3%):
   1,000   Telecommunicacoes Brasileiras, ADR..........................  $   117
                                                                         -------
                                                                             148
                                                                         -------
 CANADA (0.3%):
 Computer Software (0.1%):
   1,550   Discreet Logic, Inc. .......................................       34
                                                                         -------
 Electronic Components/Instruments (0.1%):
   6,000   CAE, Inc. ..................................................       47
                                                                         -------
 Manufacturing - Consumer Goods (0.1%):
   1,700   Bombardier, Inc., Class B...................................       35
                                                                         -------
                                                                             116
                                                                         -------
 CHILE (0.2%):
 Telecommunications (0.2%):
   3,000   CIA Telecomunicaciones de Chile SA, ADR.....................       90
                                                                         -------
 FINLAND (0.4%):
 Computer Software (0.1%):
     350   TT Tieto Oy--B Shares.......................................       39
                                                                         -------
 Diversified Operations (0.1%):
   1,300   Huhtamaki Group.............................................       54
                                                                         -------
 Telecommunications (0.2%):
   1,000   Nokia Corp., Sponsored ADR..................................       70
                                                                         -------
                                                                             163
                                                                         -------
 FRANCE (0.8%):
 Engineering (0.2%):
     270   Altran Technologies SA......................................       83
                                                                         -------
 Machinery & Equipment (0.2%):
   1,200   Sidel SA....................................................       80
                                                                         -------
 Office Equipment/Supplies (0.2%):
   1,200   BIC.........................................................       88
                                                                         -------
 Retail Stores/Catalog (0.2%):
     165   Pinault-Printemps-Redoute SA................................       87
                                                                         -------
                                                                             338
                                                                         -------
 GERMANY (1.0%):
 Health Care (0.2%):
     900   Schering AG.................................................       87
                                                                         -------
 Machinery & Equipment (0.4%):
     300   Mannesmann AG...............................................      151
                                                                         -------
 Manufacturing - Consumer Goods (0.4%):
   1,265   Adidas AG...................................................      167
                                                                         -------
                                                                             405
                                                                         -------

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 GREECE (0.1%):
 Beverages & Tobacco (0.1%):
   2,400   Hellenic Bottling Co SA.....................................  $    56
                                                                         -------
 HONG KONG (0.4%):
 Automobiles (0.0%):
  33,000   Qingling Motors Co. ........................................       16
                                                                         -------
 Electronic Components/Instruments (0.0%):
   6,000   Johnson Electric Holdings Ltd. .............................       17
                                                                         -------
 Food Products & Services (0.1%):
  16,000   Guangnan Holdings...........................................       13
  28,000   Ng Fung Hong Ltd. ..........................................       30
                                                                         -------
                                                                              43
                                                                         -------
 Real Estate (0.1%):
   5,000   Sun Hung Kai Properties Ltd. ...............................       35
                                                                         -------
 Utilities - Eletrical & Gas (0.2%):
  30,800   Hong Kong & China Gas Co. Ltd. .............................       59
                                                                         -------
                                                                             170
                                                                         -------
 ISRAEL (0.3%):
 Computer Hardware (0.1%):
   1,350   Nice Systems Ltd. ..........................................       57
                                                                         -------
 Pharmaceuticals (0.2%):
   1,500   Teva Pharmaceutical Industries Ltd, ADR.....................       71
                                                                         -------
                                                                             128
                                                                         -------
 ITALY (0.5%):
 Electronic Components/Instruments (0.1%):
   1,800   Gewiss SpA..................................................       34
                                                                         -------
 Jewelry (0.2%):
  13,200   Bulgari SpA.................................................       68
                                                                         -------
 Medical Equipment & Supplies (0.1%):
   1,000   Safilo SpA(b)...............................................       26
                                                                         -------
 Telecommunications (0.1%):
  12,000   Telecom Italia Mobile SpA...................................       55
                                                                         -------
                                                                             183
                                                                         -------
 JAPAN (3.8%):
 Computer Software (0.4%):
   2,000   TDK Corp. ..................................................      151
                                                                         -------
 Electrical & Electronic (0.6%):
   6,000   NEC Corp. ..................................................       64
   2,000   Rohm Co. ...................................................      205
                                                                         -------
                                                                             269
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 JAPAN, CONTINUED:
 Electronic Components/Instruments (0.8%):
   2,000   Hirose Electric Co. Ltd. ...................................  $   103
   1,000   Keyence Corp. ..............................................      149
   6,000   Omron Corp. ................................................       94
                                                                         -------
                                                                             346
                                                                         -------
 Food Products & Services (0.2%):
   2,000   Matsumotokiyoshi............................................       77
                                                                         -------
 Health & Personal Care (0.1%):
   1,000   Hoya Corp. .................................................       32
                                                                         -------
 Manufacturing - Consumer Goods (0.5%):
   5,000   Canon, Inc. ................................................      117
   2,000   Fuji Photo Film.............................................       77
                                                                         -------
                                                                             194
                                                                         -------
 Office Equipment & Services (0.3%):
   9,000   Ricoh Co. Ltd. .............................................      112
                                                                         -------
 Pharmaceuticals (0.7%):
   4,000   Sankyo Co. Ltd. ............................................       91
   6,000   Takeda Chemical Industries..................................      171
                                                                         -------
                                                                             262
                                                                         -------
 Telecommunications (0.1%):
   9,000   Denki Kogyo Co. Ltd. .......................................       29
                                                                         -------
 Toys (0.1%):
     500   Nintendo Co. Ltd. ..........................................       49
                                                                         -------
                                                                           1,521
                                                                         -------
 MALAYSIA (0.0%):
 Engineering (0.0%):
   9,000   United Engineers Ltd. ......................................        7
                                                                         -------
 MEXICO (0.6%):
 Beverages & Tobacco (0.3%):
  15,000   Fomento Economico Mexicano, Sa de CV........................      120
                                                                         -------
 Diversified Operations (0.2%):
  11,000   Grupo Carso SA de CV........................................       73
                                                                         -------
 Industrial Holding Company (0.1%):
  50,000   Grupo Industrial Maseca SA de CV............................       50
                                                                         -------
                                                                             243
                                                                         -------
 NETHERLANDS (1.1%):
 Broadcasting & Publishing (0.5%):
   5,000   Elsevier N.V. ..............................................       81
     800   Wolters Kluwer N.V. ........................................      103
                                                                         -------
                                                                             184
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principle Amount)


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 NETHERLANDS, CONTINUED:
 Computer Software (0.1%):
     900   Getronics N.V. .............................................  $    29
                                                                         -------
 Office Equipment & Services (0.5%):
   2,130   Ahrend......................................................       67
   1,300   Oce-Van Der Grinten NV......................................      142
                                                                         -------
                                                                             209
                                                                         -------
                                                                             422
                                                                         -------
 NEW ZEALAND (0.1%):
 Agriculture (0.1%):
  10,000   Fernz Corp. Ltd. ...........................................       26
                                                                         -------
 Consumer Goods & Services (0.0%):
   8,770   Fisher & Paykel Ind. Ltd. ..................................       28
                                                                         -------
                                                                              54
                                                                         -------
 PORTUGAL (0.4%):
 Telecommunications (0.4%):
   3,000   Portugal Telecom SA, ADR....................................      141
                                                                         -------
 RUSSIA (0.1%):
 Oil & Gas Exploration, Production & Services (0.1%):
     300   Lukoil Holdings, Sponsored ADR..............................       28
                                                                         -------
 SINGAPORE (0.1%):
 Diversified Operations (0.1%):
  21,000   Singapore Technologies Industrial Corp. ....................       20
                                                                         -------
 Electrical & Electronic (0.0%):
  12,000   Thakral Corp. Ltd. .........................................        6
                                                                         -------
                                                                              26
                                                                         -------
 SOUTH AFRICA (0.1%):
 Beverages & Tobacco (0.0%):
   1,100   South African Breweries Ltd. ...............................       27
                                                                         -------
 Computer - Integrated Systems (0.1%):
   6,036   Dimension Data Holdings Ltd. ...............................       26
                                                                         -------
                                                                              53
                                                                         -------
 SPAIN (0.5%):
 Apparel/Shoes (0.1%):
   2,400   Cortefiel SA................................................       48
                                                                         -------
 Beverages & Tobacco (0.1%):
     600   Talbacalera SA..............................................       49
                                                                         -------
 Commercial Services (0.3%):
   9,500   Prosegur, CIA de Seguridad SA...............................       95
                                                                         -------
                                                                             192
                                                                         -------


 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 FOREIGN COMMON STOCKS, CONTINUED:
 SWEDEN (0.5%):
 Engineering (0.2%):
   3,200   Sandvik B...................................................  $    91
                                                                         -------
 Industrial Goods & Services (0.2%):
   2,300   Atlas Copco AB..............................................       69
                                                                         -------
 Metals (0.1%):
     750   Assa Abloy AB-B.............................................       20
                                                                         -------
                                                                             180
                                                                         -------
 SWITZERLAND (0.9%):
 Food Products & Services (0.3%):
      90   Nestle SA...................................................      135
                                                                         -------
 Pharmaceuticals (0.6%):
      50   Novartis AG.................................................       81
      15   Roche Holdings AG-Genuss....................................      149
                                                                         -------
                                                                             230
                                                                         -------
                                                                             365
                                                                         -------
 UNITED KINGDOM (2.4%):
 Aerospace/Defense (0.2%):
   2,800   British Aerospace PLC.......................................       80
   1,100   Cobham PLC..................................................       15
                                                                         -------
                                                                              95
                                                                         -------
 Air Transportation/Related (0.2%):
   3,800   Airtours PLC................................................       77
                                                                         -------
 Appliances & Household Products (0.1%):
   6,000   D.F.S. Furniture Co. PLC....................................       51
                                                                         -------
 Capital Goods (0.3%):
  13,400   Powerscreen International PLC...............................      134
                                                                         -------
 Computer Software (0.3%):
   6,529   Logica PLC..................................................      124
                                                                         -------
 Engineering (0.3%):
   6,000   Siebe PLC...................................................      113
                                                                         -------
 Food Products & Services (0.3%):
   8,300   Compass Group PLC...........................................      102
                                                                         -------
 Machinery & Equipment (0.1%):
  13,000   TT Group PLC................................................       59
                                                                         -------
 Manufacturing - Consumer Goods (0.5%):
  37,001   Halma PLC...................................................       71
  31,000   Polypipe PLC................................................       89
                                                                         -------
                                                                             160
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------

 FOREIGN COMMON STOCKS, CONTINUED:
 UNITED KINGDOM, CONTINUED:
 Metals (0.1%):
    6,500  Johnson Matthey PLC.........................................  $    58
                                                                         -------
                                                                             973
                                                                         -------
  Total Foreign Common Stocks                                              6,412
                                                                         -------
 CORPORATE BONDS (11.0%):
 Banking (0.8%):
  300,000  Swiss Bank, 7.75%, 9/1/26...................................      335
                                                                         -------
 Financial (3.1%):
  300,000  Associates Corp., NA, 6.50%, 7/15/02........................      301
  200,000  Fleet Capital Trust II, 7.92%, 12/11/26.....................      212
  250,000  Ford Motor Credit, 8.20%, 2/15/02...........................      267
  230,000  General Motors Acceptance Corp., 6.38%, 12/1/01.............      231
  225,000  Travelers Property Casualty, 6.75%, 11/15/06................      229
                                                                         -------
                                                                           1,240
                                                                         -------
 Foreign Governments (1.5%):
  320,000  Providence of Saskatchewan, 8.00%, 7/15/04..................      351
  230,000  Quebec Province, 13.00%, 10/1/13............................      252
                                                                         -------
                                                                             603
                                                                         -------
 Government Agency (0.6%):
  225,000  Fannie Mae, 7.55%, 3/27/07..................................      232
                                                                         -------
 Industrial (4.7%):
  350,000  Atlantic Richfield, 10.88%, 7/15/05.........................      444
  230,000  Honeywell, Inc., 6.75%, 3/15/02.............................      234
  300,000  ICI Wilmington, 6.95%, 9/15/04..............................      309
  350,000  Northrop-Grumman, 7.88%, 3/1/26.............................      390
  115,000  Sears Roebuck Acceptance, 6.38%, 11/25/02...................      115
  350,000  Sears Roebuck Co., 7.50%, 10/15/27..........................      364
                                                                         -------
                                                                           1,856
                                                                         -------
 Transportation & Shipping (0.3%):
  130,000  Norfolk Southern Corp., 6.95%, 5/1/02.......................      134
                                                                         -------
  Total Corporate Bonds                                                    4,400
                                                                         -------
 FLOATING RATE NOTES (0.3%):
 Financial (0.3%):
  130,000  Chase Capital II, 6.22%*, 2/1/27............................      126
                                                                         -------
  Total Floating Rate Notes                                                  126
                                                                         -------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------

 ASSET BACKED SECURITIES (1.7%):
   164,571 Banc One Auto Grantor Trust, 6.27%, 11/20/03................  $   165
   278,311 Daimler-Benz Auto Grantor Trust, 6.05%, 3/20/05.............      279
   250,000 Discover Card Master Trust, 6.05%, 8/18/08..................      246
                                                                         -------
  Total Asset Backed Securities                                              690
                                                                         -------
 COLLATERALIZED MORTGAGE OBLIGATIONS (1.4%):
 GOVERNMENT AGENCY BACKED CMO'S (1.4%):
 Federal National Mortgage Assoc.:
   325,000 8.00%, 2/25/21..............................................      336
                                                                         -------
 Securitized Asset Sales, Inc.:
   200,000 7.53%, 3/25/24..............................................      204
                                                                         -------
  Total Collateralized Mortgage Obligations                                  540
                                                                         -------
 MONEY MARKET FUNDS - TAX EXEMPT (0.1%):
    23,649 Parkstone Bank of California................................       24
                                                                         -------
  Total Money Market Funds - Tax Exempt                                       24
                                                                         -------
 PREFERRED STOCKS (0.9%):
 BRAZIL (0.1%):
 Banking (0.1%):
    60,000 Banco Itau SA(b)............................................       32
                                                                         -------
 GERMANY (0.8%):
 Computer Software (0.6%):
       700 SAP AG......................................................      228
                                                                         -------
 Medical Equipment & Supplies (0.2%):
       490 Fresenius AG................................................       89
                                                                         -------
                                                                             317
                                                                         -------
  Total Preferred Stocks                                                     349
                                                                         -------
 U.S. TREASURY NOTES (12.5%):
 1,600,000 5.88%, 10/31/98.............................................    1,603
   500,000 6.25%, 3/31/99..............................................      504
   730,000 6.38%, 4/30/99(c)...........................................      737
 1,220,000 6.25%, 8/31/00..............................................    1,236
    35,000 6.50%, 8/31/01..............................................       36
   150,000 5.88%, 2/15/04..............................................      151
   680,000 6.50%, 11/15/26(c)..........................................      726
                                                                         -------
  Total U.S. Treasury Notes                                                4,993
                                                                         -------

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Aggressive Allocation Fund                                           (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                           MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  -------

 REPURCHASE AGREEMENTS (5.2%):
 2,096,000 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $2,565
            Federal Home Loan Mortgage Corp., 6.45%, 3/15/24, market
            value--$2,138)............................................  $ 2,096
                                                                        -------
  Total Repurchase Agreements                                             2,096
                                                                        -------

-------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------

 INVESTMENT COMPANIES (0.7%):
  281,952  Parkstone Prime Obligation Fund Institutional Shares........  $   282
                                                                         -------
  Total Investment Companies                                                 282
                                                                         -------
  Total (Cost--$36,259)(a)                                               $39,742
                                                                         =======

Percentages indicated are based on net assets of $39,943.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation............................ $ 4,555
          Unrealized depreciation............................  (1,072)
                                                              -------
          Net unrealized appreciation........................ $ 3,483
                                                              =======

(b) Represents non-income producing securities.
(c) All or a portion of this security has been loaned at December 31, 1997.


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Equity Income Fund                                                   (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 COMMON STOCKS (72.4%):
 Apparel/Shoes (2.2%):
  362,900  Intimate Brands, Inc.(b)...................................  $  8,732
                                                                        --------
 Banking (4.2%):
  133,300  First Tennessee National Corp.(b)..........................     8,898
  142,200  PNC Financial Corp.........................................     8,114
                                                                        --------
                                                                          17,012
                                                                        --------
 Building Products (2.3%):
  182,600  Masco Corp.(b).............................................     9,290
                                                                        --------
 Consumer Cyclicals (3.1%):
  209,200  Penney (J.C.) & Co., Inc...................................    12,617
                                                                        --------
 Consumer Goods & Services (4.9%):
  389,300  Dial Corp.(b)..............................................     8,102
  123,700  Ralston-Ralston Purina Group(b)............................    11,497
                                                                        --------
                                                                          19,599
                                                                        --------
 Electrical & Electronic (3.0%):
  211,200  Emerson Electric Co........................................    11,920
                                                                        --------
 Financial Services (3.0%):
  449,818  MBNA Corp.(b)..............................................    12,286
                                                                        --------
 Food Products & Services (3.0%):
  595,900  Flowers Industries, Inc.(b)................................    12,253
                                                                        --------
 Forest & Paper Products (1.9%):
  156,700  Kimberly-Clark Corp........................................     7,727
                                                                        --------
 Health Care - Services (3.4%):
  146,320  Bristol-Myers Squibb Co....................................    13,846
                                                                        --------
 Industrial Goods & Services (2.4%):
  131,600  United Technologies Corp.(b)...............................     9,582
                                                                        --------
 Insurance (1.2%):
   51,233  Allstate Corp..............................................     4,656
                                                                        --------
 Machinery & Equipment (2.4%):
  222,000  Snap-On, Inc...............................................     9,685
                                                                        --------
 Office Equipment & Services (5.6%):
  133,700  Pitney Bowes, Inc..........................................    12,024
  141,550  Xerox Corp.................................................    10,448
                                                                        --------
                                                                          22,472
                                                                        --------
 Oil & Gas (7.9%):
  111,400  Atlantic Richfield Co......................................     8,925
  105,700  Mobil Corp.................................................     7,630
  272,100  Occidental Petroleum Corp.(b)..............................     7,976
  142,500  Royal Dutch Petroleum Co...................................     7,722
                                                                        --------
                                                                          32,253
                                                                        --------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 COMMON STOCKS, CONTINUED:
 Oilfield Services & Equipment (1.7%):
   213,600 Ultramar Diamond Shamrock Corp,............................  $  6,809
                                                                        --------
 Pharmaceuticals (6.2%):
   151,000 American Home Products Corp................................    11,552
   190,800 Eli Lilly & Co.(b).........................................    13,283
                                                                        --------
                                                                          24,835
                                                                        --------
 Real Estate (1.6%):
    95,400 CCA Prison Realty Trust....................................     4,257
    54,600 Mack Cali Realty Corp......................................     2,239
                                                                        --------
                                                                           6,496
                                                                        --------
 Retail Stores (1.9%):
   168,150 Sears Roebuck & Co.........................................     7,609
                                                                        --------
 Telecommunications - Services & Equipment (1.7%):
   285,500 Frontier Corp.(b)..........................................     6,870
                                                                        --------
 Utilities - Electric (5.4%):
   143,450 Duke Power Co.(b)..........................................     7,944
   141,700 Florida Power & Light, Inc.(b).............................     8,386
   127,000 General Public Utility Corp................................     5,350
                                                                        --------
                                                                          21,680
                                                                        --------
 Utilities - Gas (1.9%):
   124,300 Consolidated Natural Gas Co.(b)............................     7,520
                                                                        --------
 Utilities - Water (1.5%):
   223,400 American Water Works, Inc.(b)..............................     6,102
                                                                        --------
  Total Common Stocks                                                    291,851
                                                                        --------
 CONVERTIBLE BONDS (18.3%):
 Financial Services (1.5%):
 4,350,000 Solectron Corp., 6.00%, 3/1/06.............................     5,987
                                                                        --------
 Hotels & Lodging (4.8%):
 4,480,000 Capstar Hotel Corp., 4.75%, 10/15/04.......................     4,463
 6,325,000 Cendent, Inc., 4.75%, 3/1/03...............................     8,412
 6,300,000 Signature Resorts, Inc., 5.75%, 1/15/07....................     6,387
                                                                        --------
                                                                          19,262
                                                                        --------
 Industrial Goods & Services (2.8%):
 3,965,000 Magna International, 5.00%, 10/15/02.......................     4,813
 5,290,000 Renal Treatment Centers, 5.63%, 7/15/06....................     6,334
                                                                        --------
                                                                          11,147
                                                                        --------
 Insurance (1.5%):
   101,500 Allstate Corp., 6.76%, 4/15/98.............................     6,090
                                                                        --------
 Pharmaceuticals (1.8%):
 6,685,000 Dura Pharmaceuticals, 3.50%, 8/1/02........................     7,328
                                                                        --------


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
Equity Income Fund                                                   (Unaudited)
(Amounts in Thousands, except Shares or Principal Amount)

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                          VALUE
 --------- ----------------------------------------------------------  --------

 CONVERTIBLE BONDS, CONTINUED:
 Retail - Speciality Stores (3.1%):
 9,470,000 Home Depot, Inc., 3.25%, 10/1/01, Callable 10/1/99 @
            100.81...................................................  $ 12,678
                                                                       --------
 Retail Stores (1.3%):
 4,380,000 The Men's Wearhouse, 5.25%, 3/1/03........................     5,103
                                                                       --------
 Technology (1.5%):
 4,280,000 Analog Devices Corp., 3.50%, 12/1/00......................     6,019
                                                                       --------
  Total Convertible Bonds                                                73,614
                                                                       --------
 PREFERRED STOCKS (7.0%):
 Financial Services (5.5%):
    85,900 Firstplus Times Trust Mandatory Exchange..................     3,479
    73,100 Morgan Stanley............................................     5,807
    50,700 SunAmerica, Inc...........................................     6,540
   301,100 The Money Store, Inc......................................     6,644
                                                                       --------
                                                                         22,470
                                                                       --------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- -----------------------------------------------------------  --------

 PREFERRED STOCKS, CONTINUED:
 Industrial Goods & Services (0.9%):
    57,700 AirTouch Communications....................................  $  3,595
                                                                        --------
 Utilities - Gas (0.6%):
   111,800 Enron Oil & Gas Corp.......................................     2,306
                                                                        --------
  Total Preferred Stocks                                                  28,371
                                                                        --------
 REPURCHASE AGREEMENTS (2.0%):
 7,977,000 Goldman Sachs, 6.80%, 1/2/98 (Collateralized by $9,761
            Federal Home Loan Mortgage Corp., 6.45%, 3/15/24, market
            value--$8,137)............................................     7,977
                                                                        --------
  Total Repurchase Agreements                                              7,977
                                                                        --------
  Total (Cost--$281,525)(a)                                             $401,813
                                                                        ========

-------
Percentages indicated are based on net assets of $403,129.
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

          Unrealized appreciation............................ $123,404
          Unrealized depreciation............................   (3,116)
                                                              --------
          Net unrealized appreciation........................ $120,288
                                                              ========

(b) All or a portion of this security has been loaned at December 31, 1997.


See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


1. ORGANIZATION:

 The Parkstone Group of Funds (the "Group") was organized on July 9, 1987, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust.

 The Group is authorized to issue an unlimited number of shares without par value. The Group presently offers shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the Treasury Fund, the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the Equity Income Fund and the Emerging Markets Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may be made to customers of First of America Bank N.A. and its affiliates, to all accounts of correspondent banks of First of America Bank N.A. and to the general public. First of America Investment Corp. ("FIC"), a wholly-owned subsidiary of First of America Bank, serves as investment adviser to the Group.

 The investment objective of each of the Prime Obligations Fund and the U.S. Government Obligations Fund is to seek current income with liquidity and stability of principal. The investment objective of the Tax-Free Fund is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal. The investment objective of the Treasury Fund is to seek current income with liquidity and stability of principal. The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities of small to medium sized companies. The investment objective of the Mid Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Large Capitalization Fund is to seek growth of capital by investing in a diversified portfolio of common stocks and securities convertible into common stocks of companies with large market capitalization. The investment objective of the International Discovery Fund is the long-term growth of capital. The investment objective of the Limited Maturity Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities with remaining maturities of six years or less. The investment objective of the Intermediate Government Obligations Fund is to seek current income with preservation of capital by investing in U.S. Government securities with remaining maturities of twelve years or less. The investment objective of the U.S. Government Income Fund is to provide shareholders with a high level of current income consistent with prudent investment risk. The investment objective of the Bond Fund is to seek current income as well as preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The investment objective of the Municipal Bond Fund is to seek current interest income which is exempt from federal income taxes as well as preservation of capital. The investment objective of the Michigan Municipal Bond Fund is to seek income which is exempt from federal income tax and Michigan state income and intangibles tax when received by certain Shareholders, and to seek preservation of capital. The investment objective of the Conservative Allocation Fund is to seek current income and conservation of capital, with a secondary objective of long-term capital growth. The investment objective of the Balanced Allocation Fund is to seek current income, long-term capital growth and conservation of capital. The investment objective of the Aggressive Allocation Fund is to seek capital appreciation and income growth. The investment objective of the Equity Income Fund is to seek current income by investing in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. The investment objective of the Emerging Markets Fund is to seek long-term growth of capital from a portfolio of equity securities of companies in emerging markets.

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


 The Group has issued three classes of Fund shares in the Prime Obligations
 Fund: Investor A Shares, Investor B Shares, and Institutional Shares and two classes of Fund shares in each of the U.S. Government Obligations Fund, the Tax-Free Fund and the Treasury Fund (collectively, "the money market funds"):
 Investor A Shares and Institutional Shares. The Group has issued four classes of Fund shares in each of the Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, the Michigan Municipal Bond Fund, the Balanced Allocation Fund and the Equity Income Fund: Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares. The Group has only offered Institutional Shares for the Conservative Allocation Fund and the Aggressive Allocation Fund. The group has issued five classes of fund shares in the Emerging Markets Fund: Investor A Shares, Investor B Shares, Investor C Shares, Institutional Shares, and Investor Z Shares. The Investor A Shares of the Funds other than money market funds (collectively, "the variable net asset value Funds") are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses. Certain redemptions of Investor B Shares made within five years of purchase and Investor C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectuses. The Investor Z Shares of the Emerging Markets Fund shall be offered at the then-current net asset value without the imposition of a front-end or contingent deferred sales charge. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by the Investor A Shares, Investor B Shares and Investor C Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is accreted or amortized on a constant basis to the maturity of the security. In addition, the money market funds may not
  (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper, municipal and foreign government bonds and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in foreign securities in the International Discovery Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund and the Emerging Markets Fund are valued based on quotations from the primary market in which they are traded. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Emerging Markets Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Discovery Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Emerging Markets Fund isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  REVERSE REPURCHASE AGREEMENTS:

  The Funds may also enter into reverse repurchase agreements, pursuant to which the Funds would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


  FORWARD CURRENCY CONTRACTS:

  The Funds may enter into a forward currency contract ("Forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a Forward or if the value of the currency changes unfavorably.

  LENDING PORTFOLIO SECURITIES:

  In order to generate additional income, the Funds, except the Treasury Fund, (subject to limitations) may lend their portfolio securities to broker-dealers, banks, or institutional borrowers of securities which have been determined creditworthy under guidelines established by the Group's Board of Trustees in exchange for 100% collateral consisting of cash or securities.

  During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.

  At December 31, 1997, the following funds had loaned securities with the following market value (amounts in thousands):

                                                                MARKET VALUE OF
          FUND                                                 LOANED SECURITIES
          ----                                                 -----------------
   Large Capitalization Fund..................................     $ 82,055
   Aggressive Allocation Fund.................................        8,510
   Conservative Allocation Fund...............................        3,233
   Mid Capitalization Fund....................................      197,154
   Equity Income Fund.........................................       78,831
   Intermediate Government Fund...............................       16,059
   Bond Fund..................................................       34,302
   Limited Maturity Bond Fund.................................       22,048
   Balanced Allocation Fund...................................       49,079
   U.S. Government Income Fund................................       15,006

  The loaned securities were fully collateralized with cash or securities on deposit with the Group's custodian.

  OPTIONS TRANSACTIONS:

  In order to hedge investment positions and facilitate buying and selling securities, the variable net asset value funds may purchase call and put options and may write covered call options on individual securities and futures contracts. By writing call options, the variable net asset value funds receive a premium and become obligated during the term of the option to sell securities at a set price if the option is exercised. The variable net asset value funds will write only covered options, thereby owning the underlying securities in the case of call options. To cover put options,

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


  the variable net asset value funds will segregate cash or securities with a value at least equal to the exercise price. The risk in writing options is that the market value of the underlying securities could move in the opposite direction from what is anticipated. The variable net asset value funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Small Capitalization Fund, the Mid Capitalization Fund, the Large Capitalization Fund, and the Equity Income Fund may also use index options. Options on indices are similar to options on a securities except that, rather than the right to take or make delivery of securities at a specified price, options on indices gives the holder the right to receive, upon exercise of the options, an amount of cash if the closing level of the indices upon which the options are based are greater than, in the case of a call, or less than, in the case of a put, the exercise price of the options. In contrast to exchange-traded options, the variable net asset value funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party. Upon writing a covered option, an amount equal to the premium is recorded by the variable net asset value funds as an asset or liability.

  The asset or liability is marked-to-market each day to reflect the current value of the option, resulting in unrealized appreciation or depreciation. The variable net asset value funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the premium amount is added to the proceeds from selling call options or subtracted from the cost of purchasing put options.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income, if any, are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed annually.

  Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to additional paid-in capital.

  FEDERAL INCOME TAXES:

  It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

  RECLASSIFICATIONS:

  Certain reclassifications have been made to the prior year financial statements and financial highlights in order to conform to the current period presentation.

Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six-month period ended December 31, 1997 were as follows (amounts in thousands):

                                                          PURCHASES    SALES
                                                          ---------- ----------
  Small Capitalization Fund.............................. $  282,543 $  243,812
  Mid Capitalization Fund................................    203,739    255,602
  Large Capitalization Fund..............................     69,299    116,520
  International Discovery Fund...........................     58,896     84,705
  Limited Maturity Bond Fund.............................    280,030    260,391
  Intermediate Government Obligations Fund...............  1,212,889  1,230,062
  U.S. Government Income Fund............................    575,674    560,521
  Bond Fund..............................................  2,185,770  2,199,378
  Municipal Bond Fund....................................     81,794     85,137
  Michigan Municipal Bond Fund...........................     46,061     53,241
  Conservative Allocation Fund...........................     14,157      8,963
  Balanced Allocation Fund...............................    233,240    224,356
  Aggressive Allocation Fund.............................     20,191     17,103
  Equity Income Fund.....................................     74,808    144,435
  Emerging Markets Fund..................................        --         --

4. CAPITAL SHARE TRANSACTIONS:

                                                       (Amounts in Thousands)
                                 PRIME            U.S. GOVERNMENT          TAX-FREE
                          OBLIGATIONS FUND (A)    OBLIGATIONS FUND           FUND              TREASURY FUND
                          ---------------------  -------------------  -------------------  -----------------------
                            AMOUNT     SHARES     AMOUNT     SHARES    AMOUNT     SHARES     AMOUNT       SHARES
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
For the six months ended December
 31, 1997:
Investor A Shares:
 Shares issued..........  $  556,042    556,028  $ 292,567   292,590  $ 180,800   180,800  $   407,074     407,074
 Dividends reinvested...       4,759      4,759        734       734        484       484          282         282
 Shares redeemed........    (576,681)  (576,668)  (311,483) (311,483)  (166,879) (166,879)    (416,946)   (416,946)
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
 Net increase
  (decrease)............  $  (15,880)   (15,881) $ (18,182)  (18,159) $  14,405    14,405  $    (9,590)     (9,590)
                          ==========  =========  =========  ========  =========  ========  ===========  ==========
Investor B Shares:
 Shares issued..........  $      365        365  $     --        --   $     --        --   $       --          --
 Dividends reinvested...           1          1        --        --         --        --           --          --
 Shares redeemed........        (231)      (231)       --        --         --        --           --          --
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $      135        135  $     --        --   $     --        --   $       --          --
                          ==========  =========  =========  ========  =========  ========  ===========  ==========
Institutional Shares:
 Shares issued..........  $  528,244    528,244  $ 174,873   174,852  $  92,882    92,882  $   443,586     443,585
 Dividends reinvested...           3          3        --        --         --        --           --          --
 Shares redeemed........    (510,870)  (510,870)  (212,448) (212,448)   (79,793)  (79,793)    (453,716)   (453,716)
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
 Net increase
  (decrease)............  $   17,377     17,377  $ (37,575)  (37,596) $  13,089    13,089  $   (10,130)    (10,131)
                          ==========  =========  =========  ========  =========  ========  ===========  ==========
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $  621,672    621,672  $ 730,447   730,448  $ 280,908   280,908  $ 1,034,231   1,034,232
 Dividends reinvested...       8,181      8,181      1,537     1,536        824       824          627         627
 Shares redeemed........    (582,286)  (582,286)  (706,845) (706,845)  (275,968) (275,968)  (1,017,589) (1,017,589)
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $   47,567     47,567  $  25,139    25,139  $   5,764     5,764  $    17,269      17,270
                          ==========  =========  =========  ========  =========  ========  ===========  ==========
Institutional Shares:
 Shares issued..........  $1,062,801  1,062,797  $ 398,008   398,008  $ 126,130   126,130  $   689,368     689,368
 Dividends reinvested...          12         12        --        --         --        --           --          --
 Shares redeemed........    (981,569)  (981,569)  (395,295) (395,295)  (123,383) (123,383)    (588,439)   (588,439)
                          ----------  ---------  ---------  --------  ---------  --------  -----------  ----------
 Net increase...........  $   81,244     81,240  $   2,713     2,713  $   2,747     2,747  $   100,929     100,929
                          ==========  =========  =========  ========  =========  ========  ===========  ==========

(a) Prime Obligations Fund--Investor B Shares inception date was September 26, 1997.


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
(Unaudited)

                                                (Amounts in Thousands)
                               SMALL               MID               LARGE          INTERNATIONAL
                           CAPITALIZATION     CAPITALIZATION     CAPITALIZATION       DISCOVERY
                                FUND               FUND               FUND              FUND
                          -----------------  -----------------  -----------------  ----------------
                           AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES
                          --------  -------  --------  -------  --------  -------  --------  ------
For the six months ended
 December 31, 1997:
Investor A Shares:
 Shares issued..........  $389,494   14,076  $138,349    8,533  $  6,259      413  $  4,552     288
 Dividends reinvested...     8,345      326    15,034    1,093     1,847      134     1,402      96
 Shares redeemed........  (379,475) (13,569) (135,385)  (8,220)   (1,625)    (108)   (4,981)   (318)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $ 18,364      833  $ 17,998    1,406  $  6,481      439  $    973      66
                          ========  =======  ========  =======  ========  =======  ========  ======
Investor B Shares:
 Shares issued..........  $  6,101      221  $  1,721      110  $  2,523      168  $  1,168      75
 Dividends reinvested...     2,254       90     4,415      338       685       50       434      31
 Shares redeemed........    (4,695)    (171)   (1,966)    (127)     (319)     (21)   (1,035)    (69)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $  3,660      140  $  4,170      321  $  2,889      197  $    567      37
                          ========  =======  ========  =======  ========  =======  ========  ======
Investor C Shares:
 Shares issued..........  $  2,115       76  $    484       30  $     95        6  $    284      18
 Dividends reinvested...       742       30       407       31         9        1        32       2
 Shares redeemed........    (1,244)     (45)     (507)     (32)      (14)      (1)     (143)     (9)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $  1,613       61  $    384       29  $     90        6  $    173      11
                          ========  =======  ========  =======  ========  =======  ========  ======
Institutional Shares:
 Shares issued..........  $ 76,118    2,702  $ 51,860    3,306  $ 42,719    2,856  $ 39,865   2,568
 Dividends reinvested...    20,267      779    67,176    4,836    23,972    1,731     7,665     519
 Shares redeemed........   (81,002)  (2,881) (103,460)  (6,257)  (82,884)  (5,464)  (36,656) (2,321)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase
  (decrease)............  $ 15,383      600  $ 15,576    1,885  $(16,193)    (877) $ 10,874     766
                          ========  =======  ========  =======  ========  =======  ========  ======
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $749,582   25,792  $188,598   11,587  $ 11,465      899  $ 63,853   4,588
 Dividends reinvested...    23,998      841    22,250    1,428        20        2       --      --
 Shares redeemed........  (748,306) (25,258) (177,354) (11,083)   (2,540)    (199)  (61,621) (4,425)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $ 25,274    1,375  $ 33,494    1,932  $  8,945      702  $  2,232     163
                          ========  =======  ========  =======  ========  =======  ========  ======
Investor B Shares:
 Shares issued..........  $ 22,151      806  $  7,531      443  $  3,029      241  $  3,979     282
 Dividends reinvested...     5,725      205     5,491      365        11        1       --      --
 Shares redeemed........    (4,442)    (170)   (2,176)    (135)     (341)     (28)   (1,688)   (118)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $ 23,434      841  $ 10,846      673  $  2,699      214  $  2,291     164
                          ========  =======  ========  =======  ========  =======  ========  ======
Investor C Shares:
 Shares issued..........  $  9,826      356  $  1,303       79  $     43        4  $    532      36
 Dividends reinvested...     1,584       56       458       30       --       --        --      --
 Shares redeemed........      (759)     (29)     (456)     (29)      (10)      (1)     (241)    (16)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase...........  $ 10,651      383  $  1,305       80  $     33        3  $    291      20
                          ========  =======  ========  =======  ========  =======  ========  ======
Institutional Shares:
 Shares issued..........  $270,110    9,653  $146,813    8,771  $137,399   11,403  $119,834   8,149
 Dividends reinvested...    54,110    1,873   112,225    7,139     2,431      198        62       4
 Shares redeemed........  (156,401)  (5,260) (231,028) (12,739) (162,472) (12,606) (116,808) (7,985)
                          --------  -------  --------  -------  --------  -------  --------  ------
 Net increase
  (decrease)............  $167,819    6,266  $ 28,010    3,171  $(22,642)  (1,005) $  3,088     168
                          ========  =======  ========  =======  ========  =======  ========  ======


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)

                                                 (Amounts in Thousands)
                                               INTERMEDIATE
                          LIMITED MATURITY      GOVERNMENT       U.S. GOVERNMENT
                             BOND FUND       OBLIGATIONS FUND      INCOME FUND         BOND FUND
                          ------------------ ------------------- -----------------  -----------------
                           AMOUNT   SHARES    AMOUNT    SHARES    AMOUNT   SHARES    AMOUNT   SHARES
                          --------  -------- ---------  -------- --------  -------  --------  -------
For the six months ended
 December 31, 1997:
Investor A Shares:
 Shares issued..........  $ 12,467    1,312  $     180       19  $  8,604      937  $  1,086      111
 Dividends reinvested...       782       83        357       36     1,462      160       504       51
 Shares redeemed........    (5,095)    (536)    (2,995)    (306)   (9,322)  (1,014)   (2,513)    (256)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $  8,154      859  $  (2,458)    (251) $    744       83  $   (923)     (94)
                          ========  =======  =========  =======  ========  =======  ========  =======
Investor B Shares:
 Shares issued..........  $    169       18  $     147       14  $  3,352      365  $    643       66
 Dividends reinvested...        26        3         46        5       464       51       151       15
 Shares redeemed........      (307)     (33)      (158)     (15)   (2,068)    (225)     (388)     (39)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $   (112)     (12) $      35        4  $  1,748      191  $    406       42
                          ========  =======  =========  =======  ========  =======  ========  =======
Investor C Shares:
 Shares issued..........  $  3,230      347  $      31        3  $    112       12  $    198       20
 Dividends reinvested...        17        2          6        2         2      --         15        1
 Shares redeemed........    (1,219)    (131)        (5)      (1)      (32)      (3)     (151)     (15)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase...........  $  2,028      218  $      32        4  $     82        9  $     62        6
                          ========  =======  =========  =======  ========  =======  ========  =======
Institutional Shares:
 Shares issued..........  $ 45,867    4,826  $  12,856    1,311  $ 27,417    2,983  $ 48,682    4,928
 Dividends reinvested...     1,474      156      1,481      151       520       57    11,329    1,149
 Shares redeemed........   (32,837)  (3,458)   (30,929)  (3,150)  (19,728)  (2,145)  (72,562)  (7,317)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $ 14,504    1,524  $ (16,592)  (1,688) $  8,209      895  $(12,551)  (1,240)
                          ========  =======  =========  =======  ========  =======  ========  =======
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $ 17,211    1,814  $   1,090      113  $ 18,605    2,020  $  4,657      488
 Dividends reinvested...       903       95        759       78     2,469      269       938       98
 Shares redeemed........    (5,131)    (541)    (6,308)    (649)  (14,174)  (1,540)   (6,371)    (666)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $ 12,983    1,368  $  (4,459)    (458) $  6,900      749  $   (776)     (80)
                          ========  =======  =========  =======  ========  =======  ========  =======
Investor B Shares:
 Shares issued..........  $    457       48  $     238       24  $  6,266      681  $  1,973      205
 Dividends reinvested...        68        7         79        8       867       95       221       23
 Shares redeemed........      (583)     (61)      (195)     (20)   (3,041)    (331)     (752)     (78)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $    (58)      (6) $     122       12  $  4,092      445  $  1,442      150
                          ========  =======  =========  =======  ========  =======  ========  =======
Investor C Shares:
 Shares issued..........  $     40        4  $     119       12  $     66        7  $    336       35
 Dividends reinvested...         1      --           7        1         5        1        17        2
 Shares redeemed........       (11)      (1)       (13)      (1)      (71)      (8)      (62)      (6)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase...........  $     30        3  $     113       12  $    --       --   $    291       31
                          ========  =======  =========  =======  ========  =======  ========  =======
Institutional Shares:
 Shares issued..........  $ 49,609    5,230  $  27,055    2,785  $ 47,928    5,204  $ 92,145    9,555
 Dividends reinvested...     3,278      346      3,120      322       948      103    22,432    2,332
 Shares redeemed........   (53,531)  (5,641)   (68,086)  (7,009)  (29,177)  (3,165) (181,073) (18,764)
                          --------  -------  ---------  -------  --------  -------  --------  -------
 Net increase
  (decrease)............  $   (644)     (65) $ (37,911)  (3,902) $ 19,699    2,142  $(66,496)  (6,877)
                          ========  =======  =========  =======  ========  =======  ========  =======


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)

                                                 (Amounts in Thousands)
                                                MICHIGAN
                             MUNICIPAL         MUNICIPAL           CONSERVATIVE          BALANCED
                             BOND FUND         BOND FUND       ALLOCATION FUND (A)    ALLOCATION FUND
                          ----------------  -----------------  ---------------------  ----------------
                           AMOUNT   SHARES   AMOUNT   SHARES     AMOUNT     SHARES     AMOUNT   SHARES
                          --------  ------  --------  -------  ----------  ---------  --------  ------
For the six months ended
 December 31, 1997:
Investor A Shares:
 Shares issued..........  $    903      85  $  5,467      497  $      --        --    $  1,367     102
 Dividends reinvested...       293      28       774       71         --        --         743      57
 Shares redeemed........      (766)    (72)   (3,267)    (296)        --        --      (1,941)   (145)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase...........  $    430      41  $  2,974      272  $      --        --    $    169      14
                          ========  ======  ========  =======  ==========  ========   ========  ======
Investor B Shares:
 Shares issued..........  $    --      --   $    633       57  $      --        --    $  1,206      90
 Dividends reinvested...        23       2        64        6         --        --         252      19
 Shares redeemed........      (189)    (18)     (328)     (29)        --        --        (508)    (38)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase
  (decrease)............  $   (166)    (16) $    369       34  $      --        --    $    950      71
                          ========  ======  ========  =======  ==========  ========   ========  ======
Investor C Shares:
 Shares issued..........  $    --      --   $    --       --   $      --        --    $    285      21
 Dividends reinvested...       --      --        --       --          --        --          35       3
 Shares redeemed........       --      --        --       --          --        --        (128)     (9)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase...........  $    --      --   $    --       --   $      --        --    $    192      15
                          ========  ======  ========  =======  ==========  ========   ========  ======
Institutional Shares:
 Shares issued..........  $  8,004     755  $ 24,411    2,218  $    7,943       747   $ 36,852   2,754
 Dividends reinvested...       363      34       830       75         379        36      9,636     738
 Shares redeemed........   (14,062) (1,323)  (15,828)  (1,437)     (2,729)     (258)   (35,082) (2,634)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase
  (decrease)............  $ (5,695)   (534) $  9,413      856  $    5,593       525   $ 11,406     858
                          ========  ======  ========  =======  ==========  ========   ========  ======
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $  8,560     822  $  7,107      656  $      --        --    $  3,121     242
 Dividends reinvested...       270      26     1,238      114         --        --       2,336     187
 Shares redeemed........    (7,155)   (688)   (7,170)    (662)        --        --      (3,299)   (260)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase...........  $  1,675     160  $  1,175      108  $      --        --    $  2,158     169
                          ========  ======  ========  =======  ==========  ========   ========  ======
Investor B Shares:
 Shares issued..........  $    341      33  $    590       54  $      --        --    $  2,041     160
 Dividends reinvested...        23       2       104       10         --        --         613      49
 Shares redeemed........      (177)    (17)     (806)     (74)        --        --        (558)    (44)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase
  (decrease)............  $    187      18  $   (112)     (10) $      --        --    $  2,096     165
                          ========  ======  ========  =======  ==========  ========   ========  ======
Investor C Shares:
 Shares issued..........  $    --      --   $    --       --   $      --        --    $    501      39
 Dividends reinvested...       --      --        --       --          --        --          66       5
 Shares redeemed........       --      --        --       --          --        --        (132)    (10)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase...........  $    --      --   $    --       --   $      --        --    $    435      34
                          ========  ======  ========  =======  ==========  ========   ========  ======
Institutional Shares:
 Shares issued..........  $ 21,299   2,027  $ 35,903    3,317  $   11,873     1,175   $161,814  12,910
 Dividends reinvested...       393      37     1,118      103         122        12     14,642   1,172
 Shares redeemed........   (20,929) (1,994)  (29,433)  (2,720)     (1,958)     (194)   (46,444) (3,683)
                          --------  ------  --------  -------  ----------  --------   --------  ------
 Net increase...........  $    763      70  $  7,588      700  $   10,037       993   $130,012  10,399
                          ========  ======  ========  =======  ==========  ========   ========  ======

-------
(a) Information for the year ended June 30, 1997 is for the period from December 30, 1996 (commencement of operations) through June 30, 1997.


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)

                                          (Amounts in Thousands)
                               AGGRESSIVE             EQUITY            EMERGING
                          ALLOCATION FUND (A)      INCOME FUND      MARKETS FUND (B)
                          ---------------------  -----------------  -------------------
                            AMOUNT     SHARES     AMOUNT    SHARES   AMOUNT     SHARES
                          ----------  ---------  ---------  ------  ---------  --------
For the six months ended
 December 31, 1997:
Investor A Shares:
 Shares issued..........  $      --        --    $   5,740     293  $     --        --
 Dividends reinvested...         --        --       15,775     907        --        --
 Shares redeemed........         --        --       (9,197)   (463)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $  12,318     737  $     --        --
                          ==========  ========   =========  ======  =========   =======
Investor B Shares:
 Shares issued..........  $      --        --    $   3,664     186  $     --        --
 Dividends reinvested...         --        --        3,818     221        --        --
 Shares redeemed........         --        --       (1,380)    (71)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $   6,102     336  $     --        --
                          ==========  ========   =========  ======  =========   =======
Investor C Shares:
 Shares issued..........  $      --        --    $     295      15  $     --        --
 Dividends reinvested...         --        --          118       7        --        --
 Shares redeemed........         --        --         (284)    (13)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $     129       9  $     --        --
                          ==========  ========   =========  ======  =========   =======
Institutional Z
 Shares:(a)
 Shares issued..........  $      --        --    $     --      --   $     --        --
 Dividends reinvested...         --        --          --      --         --        --
 Shares redeemed........         --        --          --      --         --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase
  (decrease)............  $      --        --    $     --      --   $     --        --
                          ==========  ========   =========  ======  =========   =======
Institutional Shares:
 Shares issued..........  $    6,813       621   $   9,946     520  $     --        --
 Dividends reinvested...         275        25      10,788     623        --        --
 Shares redeemed........      (7,298)     (669)    (37,237) (1,888)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase
  (decrease)............  $     (210)      (23)  $ (16,503)   (745) $     --        --
                          ==========  ========   =========  ======  =========   =======
For the year ended June
 30, 1997:
Investor A Shares:
 Shares issued..........  $      --        --    $  17,476     991  $     --        --
 Dividends reinvested...         --        --        9,217     539        --        --
 Shares redeemed........         --        --      (19,770) (1,112)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $   6,923     418  $     --        --
                          ==========  ========   =========  ======  =========   =======
Investor B Shares:
 Shares issued..........  $      --        --    $   6,794     385  $     --        --
 Dividends reinvested...         --        --        1,506      88        --        --
 Shares redeemed........         --        --       (1,807)   (103)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $   6,493     370  $     --        --
                          ==========  ========   =========  ======  =========   =======
Investor C Shares:
 Shares issued..........  $      --        --    $     608      35  $     --        --
 Dividends reinvested...         --        --           28       1        --        --
 Shares redeemed........         --        --          (94)     (5)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase...........  $      --        --    $     542      31  $     --        --
                          ==========  ========   =========  ======  =========   =======
Institutional Shares:
 Shares issued..........  $   39,922     3,954   $  53,563   3,180  $     --        --
 Dividends reinvested...         195        19       7,868     460        --        --
 Shares redeemed........      (2,857)     (281)   (116,931) (6,623)       --        --
                          ----------  --------   ---------  ------  ---------   -------
 Net increase
  (decrease)............  $   37,260     3,692   $ (55,500) (2,983) $     --        --
                          ==========  ========   =========  ======  =========   =======

-------
(a) Information for the year ended June 30, 1997 is for the period from December 30, 1996 (commencement of operations) through June 30, 1997.
(b) For the period from December 29, 1997 (commencement of operations) through December 31, 1997. Due to the short period in operation, figures were below the thousand dollar threshold.


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Group by FIC. Gulfstream Global Investors, Ltd. ("Gulfstream") serves as sub-investment adviser to the Conservative Allocation Fund, the Balanced Allocation Fund, the Aggressive Allocation Fund, the International Discovery Fund and the Emerging Markets Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of the International Discovery Fund and the Emerging Markets Fund, and based on a percentage of the average daily net assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and a trustee of the Group are affiliated, serves the Group as Administrator. Such officers and trustees are paid no fees directly by the funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed at 0.20% of the average daily net assets of each Fund. BISYS also serves the Group as Distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the six-month period ended December 31, 1997, BISYS received $1,374,650 in commissions from sales of shares of the variable net asset value funds of which $1,374,297 was reallowed to other brokers and dealers. BISYS receives no fees for providing distribution services to the money market funds. BISYS Ohio serves the Group as transfer agent and mutual fund accountant.

 The Group has adopted an Investor A Distribution and Shareholder Service Plan ( the "Investor A Plan"), an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan"), and an Investor C Distribution and Shareholder Service Plan (the "Investor C Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor A shares, a periodic distribution and/or service fee, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A shares of that Fund. Pursuant to the Investor B and Investor C Plans, each Fund is authorized to pay or reimburse BISYS, as distributor of Investor B and Investor C shares,
 (a) a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of Investor B or Investor C shares of that Fund and (b) a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Investor B or Investor C shares of that Fund. These fees may be used by BISYS to pay banks, including the investment adviser, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution, and shareholder service assistance in connection with the distribution of Fund shares.


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
(Unaudited)


 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the six-month period ended December 31, 1997(amounts in thousands):

                                                       U.S.
                                           PRIME    GOVERNMENT  TAX-
                                        OBLIGATIONS OBLIGATIONS FREE   TREASURY
                                           FUND        FUND     FUND     FUND
                                        ----------- ----------- -----  --------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary fee re-
   ductions
   (percentage of average net assets)..     0.40%       0.40%    0.40%   0.40%
  ADMINISTRATION FEES:
  Annual fee before voluntary fee re-
   ductions
   (percentage of average net assets)..     0.20%       0.20%    0.20%   0.20%
  Voluntary fee reductions.............    $  84       $  39    $  17   $ 249
  12B-1 FEES INVESTOR A:
  Annual fee before voluntary fee re-
   ductions
   (percentage of average net assets)..     0.25%       0.25%    0.25%   0.25%
  Voluntary fee reductions.............    $ 145       $ 150    $  43   $ 128
  12B-1 FEES INVESTOR B (A):
  Annual fee before voluntary fee re-
   ductions
   (percentage of average net assets)..     0.75%        --       --      --
  SHAREHOLDER SERVICE FEES INVESTOR B
   (A):
  Annual fee before voluntary fee re-
   ductions
   (percentage of average net assets)..     0.25%        --       --      --
  TRANSFER AGENT AND MUTUAL FUND AC-
   COUNTANT FEES.......................    $ 148       $  78    $  51   $  83


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


                                SMALL           MID           LARGE      INTERNATIONAL
                            CAPITALIZATION CAPITALIZATION CAPITALIZATION   DISCOVERY
                                 FUND           FUND           FUND          FUND
                            -------------- -------------- -------------- -------------
  INVESTMENT ADVISORY
   FEES:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       1.00%          1.00%          0.80%          (b)
  ADMINISTRATION FEES:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.20%          0.20%          0.20%         0.20%
  12B-1 FEES INVESTOR A:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.25%          0.25%          0.25%         0.25%
  12B-1 FEES INVESTOR B:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   net assets)............       0.75%          0.75%          0.75%         0.75%
  12B-1 FEES INVESTOR C:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......       0.75%          0.75%          0.75%         0.75%
  SHAREHOLDER SERVICE FEES
   INVESTOR B:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......       0.25%          0.25%          0.25%         0.25%
  SHAREHOLDER SERVICE FEES
   INVESTOR C:
  Annual fee before volun-
   tary fee reductions
   (percentage of average
   daily net assets)......       0.25%          0.25%          0.25%         0.25%
  TRANSFER AGENT AND MU-
   TUAL FUND ACCOUNTANT
   FEES...................       $440           $244           $107          $247



Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)


                               LIMITED    INTERMEDIATE     U.S.
                               MATURITY    GOVERNMENT   GOVERNMENT
                                 BOND     OBLIGATIONS     INCOME        BOND
                                 FUND         FUND         FUND         FUND
                             ------------ ------------ ------------ ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.74%        0.74%        0.74%        0.74%
Voluntary fee reduction....      $169         $ 41         $352         $107
ADMINISTRATION FEES:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.20%        0.20%        0.20%        0.20%
Voluntary fee reductions...      $ 45         $ 51         $ 62         $134
12B-1 FEES INVESTOR A:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.25%        0.25%        0.25%        0.25%
12B-1 FEES INVESTOR B:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.75%        0.75%        0.75%        0.75%
12B-1 FEES INVESTOR C:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.75%        0.75%        0.75%        0.75%
SHAREHOLDER SERVICE FEES
 INVESTOR B:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.25%        0.25%        0.25%        0.25%
SHAREHOLDER SERVICE FEES
 INVESTOR C:
Annual fee before voluntary
 fee reductions
 (percentage of average net
 assets)...................      0.25%        0.25%        0.25%        0.25%
TRANSFER AGENT AND MUTUAL
 FUND ACCOUNTANT FEES......      $ 75         $ 92         $137         $149


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)

                                               MICHIGAN
                                     MUNICIPAL MUNICIPAL CONSERVATIVE  BALANCED
                                       BOND      BOND     ALLOCATION  ALLOCATION
                                       FUND      FUND        FUND        FUND
                                     --------- --------- ------------ ----------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................    0.74%     0.74%       1.00%       1.00%
Voluntary fee reduction............    $138      $238        $ 21        $352
ADMINISTRATION FEES:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................    0.20%     0.20%       0.20%       0.20%
Voluntary fee reductions...........    $ 72      $125         --          --
12B-1 FEES INVESTOR A:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................    0.25%     0.25%        --         0.25%
12B-1 FEES INVESTOR B:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................    0.75%     0.75%        --         0.75%
12B-1 FEES INVESTOR C:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................     --        --          --         0.75%
SHAREHOLDER SERVICE FEES INVESTOR
 B:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................    0.25%     0.25%        --         0.25%
SHAREHOLDER SERVICE FEES INVESTOR
 C:
Annual fee before voluntary fee re-
 ductions
 (percentage of average net as-
 sets).............................     --        --          --         0.25%
TRANSFER AGENT AND MUTUAL FUND AC-
 COUNTANT FEES.....................    $ 60      $ 93        $ 11        $126


Continued

--------------------------------------------------------------------------------
The Parkstone Group of Funds                                   December 31, 1997
                                                                     (Unaudited)

                                                      AGGRESSIVE EQUITY EMERGING
                                                      ALLOCATION INCOME MARKETS
                                                         FUND     FUND  FUND(C)
                                                      ---------- ------ --------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................    1.00%    1.00%   1.25%
Voluntary fee reduction..............................    $ 31      --      --
ADMINISTRATION FEES:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................    0.20%    0.20%   0.20%
12B-1 FEES INVESTOR A:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................     --      0.25%   0.25%
12B-1 FEES INVESTOR B:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................     --      0.75%   0.75%
12B-1 FEES INVESTOR C:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................     --      0.75%   0.75%
SHAREHOLDER SERVICE FEES INVESTOR B:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................     --      0.25%   0.25%
SHAREHOLDER SERVICE FEES INVESTOR C:
Annual fee before voluntary fee reductions
 (percentage of average net assets)..................     --      0.25%   0.25%
TRANSFER AGENT AND MUTUAL FUND ACCOUNTANT FEES.......    $ 14     $243     --

-------
(a) Commencement of operations for the Prime Obligations Fund was September 26, 1997.
(b) Investment advisory fees for the International Discovery Fund are calculated as 1.25% of the first $50 million, 1.20% of the next $50 million, 1.15% of the next $300 million, and 1.05% over $400 million.
(c) Commencement of operations was December 29, 1997.


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          PRIME OBLIGATIONS FUND
                         ----------------------------------------------------------------------------------------------
                                    SIX MONTHS ENDED                                 YEAR ENDED JUNE 30,
                                   DECEMBER 31, 1997                  -------------------------------------------------
                                      (UNAUDITED)                               1997                     1996
                         ------------------------------------------   ------------------------ ------------------------
                         INVESTOR A    INVESTOR B(D)  INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ----------    -------------  -------------   ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000        $1.000        $  1.000       $  1.000    $  1.000     $  1.000    $  1.000
                          --------        ------        --------       --------    --------     --------    --------
Investment Activities:
 Net investment income
  (loss)................     0.027         0.011           0.028          0.048       0.049        0.050       0.051
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.002)          --           (0.002)           --          --           --          --
                          --------        ------        --------       --------    --------     --------    --------
 Total from Investment
  Activities............     0.025         0.011           0.026          0.048       0.049        0.050       0.051
                          --------        ------        --------       --------    --------     --------    --------
Dividends and
Distributions:
 Net investment income..    (0.025)       (0.011)         (0.026)        (0.048)     (0.049)      (0.050)     (0.051)
 Net realized gains.....       --            --              --             --          --           --          --
                          --------        ------        --------       --------    --------     --------    --------
 Total Distributions....    (0.025)       (0.011)         (0.026)        (0.048)     (0.049)      (0.050)     (0.051)
                          --------        ------        --------       --------    --------     --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000        $1.000        $  1.000       $  1.000    $  1.000     $  1.000    $  1.000
                          ========        ======        ========       ========    ========     ========    ========
Total Return............      2.53%(c)       --             2.58%(c)       4.91%       5.01%        5.07%       5.17%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $179,166        $  135        $694,703       $195,046    $677,324     $147,478    $596,075
Ratio of expenses to
 average net assets ....      0.38%(b)      0.84%(b)        0.33%(b)       0.73%       0.63%        0.74%       0.64%
Ratio of net investment
 income to average net
 assets.................      2.50%(b)      2.04%(b)        2.55%(b)       4.80%       4.90%        4.93%       5.05%
Ratio of expenses to
 average net assets*....      0.39%(b)      0.85%(b)        0.34%(b)       0.90%       0.65%        0.91%       0.66%
Ratio of net investment
 income to average net
 assets*................      2.49%(b)      2.03%(b)        2.54%(b)       4.63%       4.88%        4.76%       5.03%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from September 26, 1997 (commencement of offering of Investor B Shares) through December 31, 1997.


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                             PRIME OBLIGATIONS FUND, CONTINUED
                         --------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         --------------------------------------------------------------------------
                                   1995                     1994                   1993 (A)
                         ------------------------ ------------------------ ------------------------
                         INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                          --------    --------     --------    --------     --------    --------
Investment Activities:
 Net investment income
  (loss)................     0.047       0.048        0.027       0.028        0.028       0.029
 Net realized and
  unrealized gains
  (losses) from
  investments...........       --          --           --          --           --          --
                          --------    --------     --------    --------     --------    --------
 Total from Investment
  Activities............     0.047       0.048        0.027       0.028        0.028       0.029
                          --------    --------     --------    --------     --------    --------
Dividends and
Distributions:
 Net investment income..    (0.047)     (0.048)      (0.027)     (0.028)      (0.028)     (0.029)
 Net realized gains.....       --          --           --          --           --          --
                          --------    --------     --------    --------     --------    --------
 Total Distributions....    (0.047)     (0.048)      (0.027)     (0.028)      (0.028)     (0.029)
                          --------    --------     --------    --------     --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                          ========    ========     ========    ========     ========    ========
Total Return............      4.81%       4.91%        2.75%       2.85%        2.89%       2.91%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $108,565    $640,380     $105,611    $561,697     $129,433    $478,821
Ratio of expenses to
 average net assets ....      0.75%       0.65%        0.74%       0.64%        0.66%       0.64%
Ratio of net investment
 income to average net
 assets.................      4.71%       4.83%        2.71%       2.84%        2.86%       2.88%
Ratio of expenses to
 average net assets*....      0.92%       0.67%        0.91%       0.66%        0.71%       0.66%
Ratio of net investment
 income to average net
 assets*................      4.54%       4.81%        2.54%       2.82%        2.81%       2.86%


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              U.S. GOVERNMENT OBLIGATIONS FUND
                         -------------------------------------------------------------------------------
                             SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                            DECEMBER 31, 1997          -------------------------------------------------
                               (UNAUDITED)                       1997                     1996
                         ---------------------------   ------------------------ ------------------------
                         INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ----------    -------------   ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000
                          --------       --------       --------    --------     --------    --------
Investment Activities
 Net investment
  income(loss)..........     0.109          0.111          0.047       0.048        0.049       0.050
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.085)        (0.086)           --          --           --          --
                          --------       --------       --------    --------     --------    --------
 Total from Investment
  Activities............     0.024          0.025          0.047       0.048        0.049       0.050
                          --------       --------       --------    --------     --------    --------
Dividends and
 Distributions:
 Net investment income..    (0.024)        (0.025)        (0.047)     (0.048)      (0.049)     (0.050)
 Net realized gains.....       --             --             --          --           --          --
                          --------       --------       --------    --------     --------    --------
 Total Distributions....    (0.024)        (0.025)        (0.047)     (0.048)      (0.049)     (0.050)
                          --------       --------       --------    --------     --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000
                          ========       ========       ========    ========     ========    ========
Total Return............      2.46%(c)       2.51%(c)       4.79%       4.89%        4.99%      5.10 %
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $193,943       $172,587       $212,082    $210,162     $186,944    $207,451
Ratio of expenses to
 average net assets.....      0.38%(b)       0.33%(b)       0.74%       0.64%        0.74%       0.64%
Ratio of net investment
 income to average net
 assets.................      2.43%(b)       2.49%(b)       4.69%       4.79%        4.88%       4.99%
Ratio of expenses to
 average net assets*....      0.39%(b)       0.34%(b)       0.91%       0.66%        0.91%       0.66%
Ratio of net investment
 income to average net
 assets*................      2.42%(b)       2.48%(b)       4.52%       4.77%        4.71%       4.97%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.


See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                        U.S. GOVERNMENT OBLIGATIONS FUND, CONTINUED
                         --------------------------------------------------------------------------
                                                    YEAR ENDED JUNE 30,
                         --------------------------------------------------------------------------
                                   1995                     1994                   1993 (A)
                         ------------------------ ------------------------ ------------------------
                         INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000       $  1.000
                          --------    --------     --------    --------     --------       --------
Investment Activities
 Net investment
  income(loss)..........     0.047       0.048        0.027       0.028        0.028          0.028
 Net realized and
  unrealized gains
  (losses) from
  investments...........       --          --           --          --           --             --
                          --------    --------     --------    --------     --------       --------
 Total from Investment
  Activities............     0.047       0.048        0.027       0.028        0.028          0.028
                          --------    --------     --------    --------     --------       --------
Dividends and
 Distributions:
 Net investment income..    (0.047)     (0.048)      (0.027)     (0.028)      (0.028)        (0.028)
 Net realized gains.....       --          --           --          --           --             --
                          --------    --------     --------    --------     --------       --------
 Total Distributions....    (0.047)     (0.048)      (0.027)     (0.028)      (0.028)        (0.028)
                          --------    --------     --------    --------     --------       --------
NET ASSET VALUE, END OF
 PERIOD.................  $  1.000    $  1.000     $  1.000    $  1.000     $  1.000       $  1.000
                          ========    ========     ========    ========     ========       ========
Total Return............      4.76%       4.87%        2.69%       2.79%        2.84%          2.86%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $169,179    $227,565     $172,482    $192,612     $208,311       $223,855
Ratio of expenses to
 average net assets.....      0.77%       0.67%        0.77%       0.67%        0.66%          0.64%
Ratio of net investment
 income to average net
 assets.................      4.62%       4.76%        2.64%       2.74%        2.79%          2.81%
Ratio of expenses to
 average net assets*....      0.94%       0.69%        0.94%       0.69%        0.72%          0.66%
Ratio of net investment
 income to average net
 assets*................      4.45%       4.74%        2.47%       2.72%        2.73%          2.79%


See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       TAX-FREE FUND
                         -------------------------------------------------------------------------------
                             SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                            DECEMBER 31, 1997          -------------------------------------------------
                               (UNAUDITED)                       1997                     1996
                         ---------------------------   ------------------------ ------------------------
                         INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                         ----------    -------------   ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 1.000        $  1.000       $ 1.000     $  1.000     $ 1.000     $  1.000
                          -------        --------       -------     --------     -------     --------
Investment Activities:
 Net investment income
  (loss)................    0.015           0.015         0.028        0.029       0.029        0.030
 Net realized and
  unrealized gains
  (losses) from
  investments...........      --              --            --           --          --           --
                          -------        --------       -------     --------     -------     --------
 Total from Investment
  Activities............    0.015           0.015         0.028        0.029       0.029        0.030
                          -------        --------       -------     --------     -------     --------
Dividends and
Distributions:
 Net investment income..   (0.015)         (0.015)       (0.028)      (0.029)     (0.029)      (0.030)
 Net realized gains.....      --              --            --           --          --           --
                          -------        --------       -------     --------     -------     --------
 Total Distributions....   (0.015)         (0.015)       (0.028)      (0.029)     (0.029)      (0.030)
                          -------        --------       -------     --------     -------     --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 1.000        $  1.000       $ 1.000     $  1.000     $ 1.000     $  1.000
                          =======        ========       =======     ========     =======     ========
Total Return............     1.48%(c)        1.53%(c)      2.83%        2.94%       2.91%        3.02%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $61,871        $121,973       $47,466     $108,884     $41,713     $106,154
Ratio of expenses to
 average net assets.....     0.39%(b)        0.34%(b)      0.78%        0.68%       0.76%        0.66%
Ratio of net investment
 income to average net
 assets.................     1.47%(b)        1.52%(b)      2.82%        2.90%       2.89%        2.97%
Ratio of expenses to
 average net assets*....     0.40%(b)        0.35%(b)      0.95%        0.70%       0.93%        0.68%
Ratio of net investment
 income to average net
 assets*................     1.46%(b)        1.51%(b)      2.65%        2.88%       2.72%        2.95%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.


See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           TAX-FREE FUND, CONTINUED
                      --------------------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                      --------------------------------------------------------------------------
                                1995                     1994                   1993 (A)
                      ------------------------ ------------------------ ------------------------
                      INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                      ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD...........     $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                       -------      -------     -------      -------     -------      -------
Investment
Activities:
 Net investment
  income (loss)...       0.029        0.030       0.018        0.019       0.019        0.019
 Net realized and
  unrealized gains
  (losses) from
  investments.....         --           --          --           --          --           --
                       -------      -------     -------      -------     -------      -------
 Total from
  Investment
  Activities......       0.029        0.030       0.018        0.019       0.019        0.019
                       -------      -------     -------      -------     -------      -------
Dividends and
Distributions:
 Net investment
  income..........      (0.029)      (0.030)     (0.018)      (0.019)     (0.019)      (0.019)
 Net realized
  gains...........         --           --          --           --          --           --
                       -------      -------     -------      -------     -------      -------
 Total Distribu-
  tions...........      (0.029)      (0.030)     (0.018)      (0.019)     (0.019)      (0.019)
                       -------      -------     -------      -------     -------      -------
NET ASSET VALUE,
 END OF PERIOD....     $ 1.000      $ 1.000     $ 1.000      $ 1.000     $ 1.000      $ 1.000
                       =======      =======     =======      =======     =======      =======
Total Return......        2.90%        3.00%       1.81%        1.92%       2.07%        2.10%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000)..     $45,102      $98,489     $48,256      $84,465     $54,886      $86,292
Ratio of expenses
 to average net
 assets...........        0.74%        0.64%       0.68%        0.58%       0.58%        0.55%
Ratio of net
 investment income
 to average net
 assets...........        2.88%        2.97%       1.81%        1.90%       2.05%        2.08%
Ratio of expenses
 to average net
 assets*..........        0.95%        0.70%       0.93%        0.68%       0.72%        0.65%
Ratio of net
 investment income
 to average net
 assets*..........        2.67%        2.91%       1.56%        1.80%       1.91%        1.98%

See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                                             TREASURY FUND
                      --------------------------------------------------------------------------------------------------------
                          SIX MONTHS ENDED                                     YEAR ENDED JUNE 30,
                         DECEMBER 31, 1997          --------------------------------------------------------------------------
                            (UNAUDITED)                       1997                     1996                     1995
                      ---------------------------   ------------------------ ------------------------ ------------------------
                      INVESTOR A    INSTITUTIONAL   INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL INVESTOR A INSTITUTIONAL
                      ----------    -------------   ---------- ------------- ---------- ------------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                       --------       --------       --------    --------     --------    --------     --------    --------
Investment
Activities:
 Net investment
  income (loss)..         0.025          0.025          0.047       0.048        0.049       0.050        0.047       0.048
 Net realized and
  unrealized
  gains (losses)
  from
  investments....           --             --             --          --           --          --           --          --
                       --------       --------       --------    --------     --------    --------     --------    --------
 Total from
  Investment
  Activities.....         0.025          0.025          0.047       0.048        0.049       0.050        0.047       0.048
                       --------       --------       --------    --------     --------    --------     --------    --------
Dividends and
Distributions:
 Net investment
  income.........        (0.025)        (0.025)        (0.047)     (0.048)      (0.049)     (0.050)      (0.047)     (0.048)
 Net realized
  gains..........           --             --             --          --           --          --           --          --
                       --------       --------       --------    --------     --------    --------     --------    --------
 Total
  Distributions..        (0.025)        (0.025)        (0.047)     (0.048)      (0.049)     (0.050)       0.047)     (0.048)
                       --------       --------       --------    --------     --------    --------     --------    --------
NET ASSET VALUE,
 END OF PERIOD...      $  1.000       $  1.000       $  1.000    $  1.000     $  1.000    $  1.000     $  1.000    $  1.000
                       ========       ========       ========    ========     ========    ========     ========    ========
Total Return.....          2.51%(c)       2.57%(c)       4.82%       4.93%        5.04%       5.14%        4.81%       4.91%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $166,406       $314,231       $176,006    $324,377     $158,723    $223,416     $105,391    $192,232
Ratio of expenses
 to average net
 assets..........          0.33%(b)       0.28%(b)       0.67%       0.57%        0.70%       0.60%        0.75%       0.64%
Ratio of net
 investment
 income to
 average net
 assets..........          2.48%(b)       2.53%(b)       4.72%       4.83%        4.87%       4.98%        4.82%       4.95%
Ratio of expenses
 to average net
 assets*.........          0.38%(b)       0.33%(b)       0.92%       0.67%        0.95%       0.70%        1.04%       0.78%
Ratio of net
 investment
 income to
 average net
 assets*.........          2.43%(b)       2.48%(b)       4.47%       4.73%        4.62%       4.88%        4.52%       4.81%
                        DECEMBER 1, 1993 TO
                         JUNE 30, 1994 (A)
                      ----------------------------
                      INVESTOR A    INSTITUTIONAL
                      ------------- --------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 1.000         $ 1.000
                      ------------- --------------
Investment
Activities:
 Net investment
  income (loss)..        0.016           0.017
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          --              --
                      ------------- --------------
 Total from
  Investment
  Activities.....        0.016           0.017
                      ------------- --------------
Dividends and
Distributions:
 Net investment
  income.........       (0.016)         (0.017)
 Net realized
  gains..........          --              --
                      ------------- --------------
 Total
  Distributions..       (0.016)         (0.017)
                      ------------- --------------
NET ASSET VALUE,
 END OF PERIOD...      $ 1.000         $ 1.000
                      ============= ==============
Total Return.....         1.66%           1.72%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $56,535         $76,035
Ratio of expenses
 to average net
 assets..........         0.64%(b)        0.54%(b)
Ratio of net
 investment
 income to
 average net
 assets..........         2.84%(b)        3.15%(b)
Ratio of expenses
 to average net
 assets*.........         0.99%(b)        0.74%(b)
Ratio of net
 investment
 income to
 average net
 assets*.........         2.49%(b)        2.95%(b)

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.


See notes to financial statements.

                 [This page has been left blank intentionally.]

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                            SMALL CAPITALIZATION FUND
                          -------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED                                            YEAR ENDED JUNE 30,
                                        DECEMBER 31, 1997                               -----------------------------------
                                           (UNAUDITED)                                                       1997
                          ----------------------------------------------------------    -----------------------------------
                          INVESTOR A     INVESTOR B     INVESTOR C     INSTITUTIONAL    INVESTOR A  INVESTOR B  INVESTOR C
                          ----------     ----------     ----------     -------------    ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  27.55       $ 26.99        $ 27.05         $  27.91        $  34.17    $ 33.78     $ 33.83
                           --------       -------        -------         --------        --------    -------     -------
Investment Activities
 Net investment income
  (loss).................     (0.15)        (0.25)         (0.25)           (0.13)          (0.29)     (0.41)      (0.34)
 Net realized and
  unrealized gains
  (losses) from
  investments............     (0.45)        (0.41)         (0.40)           (0.42)          (1.08)     (1.13)      (1.19)
                           --------       -------        -------         --------        --------    -------     -------
 Total from Investment
  Activities.............     (0.60)        (0.66)         (0.65)           (0.55)          (1.37)     (1.54)      (1.53)
                           --------       -------        -------         --------        --------    -------     -------
Distributions
 Net realized gains......     (1.30)        (1.30)         (1.30)           (1.30)          (5.25)     (5.25)      (5.25)
                           --------       -------        -------         --------        --------    -------     -------
 Total Distributions.....     (1.30)        (1.30)         (1.30)           (1.30)          (5.25)     (5.25)      (5.25)
                           --------       -------        -------         --------        --------    -------     -------
NET ASSET VALUE, END OF
 PERIOD..................  $  25.65       $ 25.03        $ 25.10         $  26.06        $  27.55    $ 26.99     $ 27.05
                           ========       =======        =======         ========        ========    =======     =======
Total Return (excludes
 sales and redemption
 charges)................     (2.17)%(c)     2.40 %(c)      2.39 %(c)        1.96 %(c)      (4.53)%    (5.13)%     (5.08)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $197,032       $47,007        $15,417         $578,425        $188,645    $46,895     $14,962
Ratio of expenses to
 average net assets......      0.80 %(b)     1.18 %(b)      1.18 %(b)        0.67 %(b)       1.57 %     2.32 %      2.32 %
Ratio of net investment
 loss to average net
 assets..................     (0.57)%(b)    (0.95)%(b)     (0.95)%(b)       (0.45)%(b)      (1.19)%    (1.94)%     (1.94)%
Ratio of expenses to
 average net assets*.....      0.80 %(b)     1.18 %(b)      1.18 %(b)        0.67 %(b)       1.57 %     2.32 %      2.32 %
Ratio of net investment
 loss to average net
 assets*.................     (0.57)%(b)    (0.95)%(b)     (0.95)%(b)       (0.45)%(b)      (1.19)%    (1.94)%     (1.94)%
Portfolio turnover (g)...     29.33 %       29.33 %        29.33 %          29.33 %         48.45 %    48.45 %     48.45 %
Average commission rate
 paid (h)................  $ 0.0805       $0.0805        $0.0805         $ 0.0805        $ 0.0788    $0.0788     $0.0788
                          INSTITUTIONAL
                          -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  34.50
                          -------------
Investment Activities
 Net investment income
  (loss).................      (0.22)
 Net realized and
  unrealized gains
  (losses) from
  investments............      (1.12)
                          -------------
 Total from Investment
  Activities.............      (1.34)
                          -------------
Distributions
 Net realized gains......      (5.25)
                          -------------
 Total Distributions.....      (5.25)
                          -------------
NET ASSET VALUE, END OF
 PERIOD..................   $  27.91
                          =============
Total Return (excludes
 sales and redemption
 charges)................      (4.39)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............   $602,787
Ratio of expenses to
 average net assets......       1.32 %
Ratio of net investment
 loss to average net
 assets..................      (0.94)%
Ratio of expenses to
 average net assets*.....       1.32 %
Ratio of net investment
 loss to average net
 assets*.................      (0.94)%
Portfolio turnover (g)...      48.45 %
Average commission rate
 paid (h)................   $ 0.0788

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       SMALL CAPITALIZATION FUND, CONTINUED
                         -------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                         -------------------------------------------------------------------------------------------------------
                                              1996                                                1995
                         ------------------------------------------------- -----------------------------------------------------
                         INVESTOR A  INVESTOR B  INVESTOR C  INSTITUTIONAL INVESTOR A  INVESTOR B INVESTOR C (E)   INSTITUTIONAL
                         ----------  ----------  ----------  ------------- ----------  ---------- --------------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD...   $  25.88    $ 25.79     $ 25.91      $  26.08     $ 19.75      $19.83      $ 24.17         $  19.83
                          --------    -------     -------      --------     -------      ------      -------         --------
Investment Activities
 Net investment income
  (loss)...............      (0.23)     (0.39)      (0.20)        (0.27)      (0.18)      (0.19)       (0.05)          (0.25 )
 Net realized and
  unrealized gains
  (losses) from
  investments..........      12.17      12.03       11.77         12.34        8.46        8.30         3.94             8.65
                          --------    -------     -------      --------     -------      ------      -------         --------
 Total from Investment
  Activities...........      11.94      11.64       11.57         12.07        8.28        8.11         3.89             8.40
                          --------    -------     -------      --------     -------      ------      -------         --------
Distributions
 Net realized gains....      (3.65)     (3.65)      (3.65)        (3.65)      (2.15)      (2.15)       (2.15)          (2.15 )
                          --------    -------     -------      --------     -------      ------      -------         --------
 Total Distributions...      (3.65)     (3.65)      (3.65)        (3.65)      (2.15)      (2.15)       (2.15)          (2.15 )
                          --------    -------     -------      --------     -------      ------      -------         --------
NET ASSET VALUE, END OF
 PERIOD................   $  34.17    $ 33.78     $ 33.83      $  34.50     $ 25.88      $25.79      $ 25.91         $  26.08
                          ========    =======     =======      ========     =======      ======      =======         ========
Total Return (excludes
 sales and redemption
 charges)..............      49.93 %    48.87 %     48.32 %       50.03 %     44.88 %     43.78 %      44.37 %(f)       45.32 %
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)..........   $187,016    $30,310     $ 5,751      $528,866     $71,894      $9,990      $   224         $354,825
Ratio of expenses to
 average net assets....       1.54 %     2.29 %      2.29 %        1.29 %      1.55 %      2.32 %       3.53 %(b)        1.33 %
Ratio of net investment
 loss to average net
 assets................      (1.18)%    (1.93)%     (1.94)%       (0.93)%     (1.27)%     (2.03)%      (3.06)%(b)        1.06 %
Ratio of expenses to
 average net assets*...       1.54 %     2.29 %      2.29 %        1.29 %      1.58 %      2.55 %       3.53 %(b)        1.33 %
Ratio of net investment
 loss to average net
 assets*...............      (1.18)%    (1.93)%     (1.94)%       (0.93)%     (1.30)%     (2.26)%      (3.06)%(b)       (1.06)%
Portfolio turnover (g).      67.22 %    67.22 %     67.22 %       67.22 %     50.53 %     50.53 %      50.53 %          50.53 %
Average commission rate
 paid (h)..............   $ 0.0800    $0.0800     $0.0800      $ 0.0800         --          --           --               --


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               SMALL CAPITALIZATION FUND, CONTINUED
                         --------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30,
                         --------------------------------------------------------------------
                                          1994                              1993 (A)
                         ------------------------------------------ -------------------------
                         INVESTOR A  INVESTOR B (D)   INSTITUTIONAL INVESTOR A  INSTITUTIONAL
                         ----------  --------------   ------------- ----------  -------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...  $ 20.31       $ 22.71         $  20.31     $ 14.64      $  14.64
                          -------       -------         --------     -------      --------
Investment Activities
 Net investment income
   (loss)...............    (0.15)        (0.09)           (0.28)      (0.13)        (0.14)
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.09         (2.79)            0.30        6.75          6.76
                          -------       -------         --------     -------      --------
 Total from Investment
  Activities............    (0.06)        (2.88)            0.02        6.62          6.62
                          -------       -------         --------     -------      --------
Distributions
 Net realized gains ....    (0.50)          --             (0.50)      (0.95)        (0.95)
                          -------       -------         --------     -------      --------
 Total Distributions....    (0.50)          --             (0.50)      (0.95)        (0.95)
                          -------       -------         --------     -------      --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 19.75       $ 19.83         $  19.83     $ 20.31      $  20.31
                          =======       =======         ========     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............    (0.55)%      (12.68)%          (0.15)%     45.77 %       45.77 %
RATIOS/SUPPLEMENTARY
  DATA:
Net Assets at end of
 period (000)...........  $42,791       $ 2,130         $271,425     $27,976      $291,462
Ratio of expenses to
 average net assets.....     1.40 %        2.35 %(b)        1.30 %      1.29 %        1.26 %
Ratio of net investment
 income (loss) to
 average net assets.....    (1.24)%       (2.19)%(b)       (1.14)%     (1.02)%       (0.98)%
Ratio of expenses to
 average net assets*....     1.55 %        2.61 %(b)        1.30 %      1.36 %        1.28 %
Ratio of net investment
 loss to average net
 assets*................    (1.39)%       (2.45)%(b)       (1.14)%     (1.09)%       (1.01)%
Portfolio turnover (g)..    72.64 %       72.64 %          72.64 %     71.21 %       71.21 %

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.

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                                                                             137

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           MID CAPITALIZATION FUND
                        -------------------------------------------------------------------------------------------------
                                       SIX MONTHS ENDED                                         YEAR ENDED JUNE 30,
                                      DECEMBER 31, 1997                               -----------------------------------
                                         (UNAUDITED)                                                 1997
                        ----------------------------------------------------------    -----------------------------------
                        INVESTOR A     INVESTOR B     INVESTOR C     INSTITUTIONAL    INVESTOR A  INVESTOR B  INVESTOR C
                        ----------     ----------     ----------     -------------    ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD..   $ 15.72        $ 15.12        $ 15.24         $  15.82        $ 20.71     $ 20.28     $  20.36
                         -------        -------        -------         --------        -------     -------     --------
Investment Activities
 Net investment income
  (loss)..............     (0.07)         (0.12)         (0.12)           (0.06)         (0.16)      (0.24)       (0.21)
 Net realized and
  unrealized gains
  (losses) from
  investments.........      1.44           1.39           1.41             1.44           1.30        1.21         1.22
                         -------        -------        -------         --------        -------     -------     --------
 Total from Investment
  Activities..........      1.37           1.27           1.29             1.38           1.14        0.97         1.01
                         -------        -------        -------         --------        -------     -------     --------
Distributions
 Net realized gains...     (3.11)         (3.11)         (3.11)           (3.11)         (6.13)      (6.13)       (6.13)
                         -------        -------        -------         --------        -------     -------     --------
 Total Distributions..     (3.11)         (3.11)         (3.11)           (3.11)         (6.13)      (6.13)       (6.13)
                         -------        -------        -------         --------        -------     -------     --------
NET ASSET VALUE, END
 OF PERIOD............   $ 13.98        $ 13.28        $ 13.42         $  14.09        $ 15.72     $ 15.12     $  15.24
                         =======        =======        =======         ========        =======     =======     ========
Total Return (excludes
 sales and redemption
 charges).............      9.04 %(c)      8.74 %(c)      8.81 %(c)        9.01 %(c)      5.78 %      4.94 %       5.17 %
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).........   $91,367        $23,585        $ 2,172         $511,299        $80,634     $21,994     $  2,018
Ratio of expenses to
 average net assets...      0.78 %(b)      1.16 %(b)      1.16 %(b)        0.66 %(b)      1.56 %      2.31 %       2.31 %
Ratio of net
 investment loss to
 average net assets...     (0.51)%(b)     (0.89)%(b)     (0.89)%(b)       (0.38)%(b)     (1.05)%     (1.80)%      (1.80)%
Ratio of expenses to
 average net assets*..      0.78 %(b)      1.16 %(b)      1.16 %(b)        0.66 %(b)      1.56 %      2.31 %       2.31 %
Ratio of net
 investment loss to
 average net assets*..     (0.51)%(b)     (0.89)%(b)     (0.89)%(b)       (0.38)%(b)     (1.05)%     (1.80)%      (1.80)%
Portfolio turnover
 (g)..................     31.74 %        31.74 %        31.74 %          31.74 %        38.47 %     38.47 %      38.47 %
Average commission
 rate paid (h)........   $0.0800        $0.0800        $0.0800         $ 0.0800        $0.0794     $0.0794     $ 0.0794
                        INSTITUTIONAL
                        -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD..    $  20.83
                        ------------- ---
Investment Activities
 Net investment income
  (loss)..............       (0.13)
 Net realized and
  unrealized gains
  (losses) from
  investments.........        1.25
                        -------------
 Total from Investment
  Activities..........        1.12
                        -------------
Distributions
 Net realized gains...       (6.13)
                        -------------
 Total Distributions..       (6.13)
                        -------------
NET ASSET VALUE, END
 OF PERIOD............    $  15.82
                        =============
Total Return (excludes
 sales and redemption
 charges).............        5.58 %
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000).........    $544,082
Ratio of expenses to
 average net assets...        1.31 %
Ratio of net
 investment loss to
 average net assets...       (0.80)%
Ratio of expenses to
 average net assets*..        1.31 %
Ratio of net
 investment loss to
 average net assets*..       (0.80)%
Portfolio turnover
 (g)..................       38.47 %
Average commission
 rate paid (h)........    $ 0.0794

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                         MID CAPITALIZATION FUND, CONTINUED
                      ----------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                      ----------------------------------------------------------------------------------------------------------
                                           1996                                                1995
                      ------------------------------------------------- ----------------------------------------------------
                      INVESTOR A  INVESTOR B  INVESTOR C  INSTITUTIONAL INVESTOR A  INVESTOR B INVESTOR C (E)  INSTITUTIONAL
                      ----------  ----------  ----------  ------------- ----------  ---------- --------------  -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $  16.56    $  16.35    $  16.40     $  16.62     $ 14.69      $14.63       $16.29        $  14.70
                       --------    --------    --------     --------     -------      ------       ------        --------    ---
Investment
Activities
 Net investment
  income (loss)..         (0.16)      (0.23)      (0.17)       (0.16)      (0.12)      (0.11)       (0.02)          (0.08)
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          4.97        4.82        4.79         5.03        3.46        3.30         1.60            3.47
                       --------    --------    --------     --------     -------      ------       ------        --------
 Total from
  Investment
  Activities.....          4.81        4.59        4.62         4.87        3.34        3.19         1.58            3.39
                       --------    --------    --------     --------     -------      ------       ------        --------
Distributions
 Net realized
  gains..........         (0.66)      (0.66)      (0.66)       (0.66)      (0.48)      (0.48)         --            (0.49)
 In excess of net
  realized gains.           --          --          --           --        (0.99)      (0.99)       (1.47)          (0.98)
                       --------    --------    --------     --------     -------      ------       ------        --------
 Total
  Distributions..         (0.66)      (0.66)      (0.66)       (0.66)      (1.47)      (1.47)       (1.47)          (1.47)
                       --------    --------    --------     --------     -------      ------       ------        --------
NET ASSET VALUE,
 END OF PERIOD...      $  20.71    $  20.28    $  20.36     $  20.83     $ 16.56      $16.35       $16.40        $  16.62
                       ========    ========    ========     ========     =======      ======       ======        ========
Total Return
 (excludes sales
 and redemption
 charges)........         29.57%      28.59%      28.69%       29.83%      24.85%      23.88%       23.56%(f)       25.20%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $ 66,260    $ 15,840    $  1,088     $650,495     $43,803      $6,073       $  153        $683,320
Ratio of expenses
 to average net
 assets..........          1.54 %      2.29 %      2.29 %       1.29 %      1.51 %      2.29 %       2.27 %(b)       1.29 %
Ratio of net
 investment loss
 to average net
 assets..........         (0.94)%     (1.70)%     (1.73)%      (0.68)%     (0.87)%     (1.61)%      (1.43)%(b)      (0.64)%
Ratio of expenses
 to average net
 assets*.........          1.54 %      2.29 %      2.29 %       1.29 %      1.54 %      2.54 %       2.53 %(b)       1.29 %
Ratio of net
 investment loss
 to average net
 assets*.........         (0.94)%     (1.71)%     (1.74)%      (0.68)%     (0.90)%     (1.87)%      (1.70)%(b)      (0.65)%
Portfolio
 turnover (g)....         49.27 %     49.27 %     49.27 %      49.27 %     46.39 %     46.39 %      46.39 %         46.39 %
Average
 commission rate
 paid (h)........      $ 0.0796    $ 0.0796    $ 0.0796     $ 0.0796         --          --           --              --
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........
Investment
Activities
 Net investment
  income (loss)..
 Net realized and
  unrealized
  gains (losses)
  from
  investments....
 Total from
  Investment
  Activities.....
Distributions
 Net realized
  gains..........
 In excess of net
  realized gains.
 Total
  Distributions..
NET ASSET VALUE,
 END OF PERIOD...
Total Return
 (excludes sales
 and redemption
 charges)........
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).
Ratio of expenses
 to average net
 assets..........
Ratio of net
 investment loss
 to average net
 assets..........
Ratio of expenses
 to average net
 assets*.........
Ratio of net
 investment loss
 to average net
 assets*.........
Portfolio
 turnover (g)....
Average
 commission rate
 paid (h)........

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                        MID CAPITALIZATION FUND, CONTINUED
                         --------------------------------------------------------------------
                                               YEAR ENDED JUNE 30,
                         --------------------------------------------------------------------
                                          1994                              1993 (A)
                         ------------------------------------------ -------------------------
                         INVESTOR A  INVESTOR B (D)   INSTITUTIONAL INVESTOR A  INSTITUTIONAL
                         ----------  --------------   ------------- ----------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 15.11       $ 16.66         $  15.10     $ 12.80      $  12.80
                          -------       -------         --------     -------      --------
Investment Activities
 Net investment income
  (loss)................    (0.10)        (0.05)           (0.11)      (0.01)        (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (0.28)        (1.98)           (0.25)       2.74          2.73
                          -------       -------         --------     -------      --------
 Total from Investment
  Activities............    (0.38)        (2.03)           (0.36)       2.73          2.72
                          -------       -------         --------     -------      --------
Distributions
 Net investment income..      --            --               --        (0.02)        (0.02)
 Net realized gains.....    (0.04)          --             (0.04)      (0.40)        (0.40)
 In excess of net
  realized gains........      --            --               --          --            --
                          -------       -------         --------     -------      --------
 Total Distributions....    (0.04)          --             (0.04)      (0.42)        (0.42)
                          -------       -------         --------     -------      --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 14.69       $ 14.63         $  14.70     $ 15.11      $  15.10
                          =======       =======         ========     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............    (2.57)%      (12.18)%          (2.44)%     21.42%        21.34%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of
 period (000)...........  $36,108       $ 1,616         $533,260     $26,460      $595,127
Ratio of expenses to
 average net assets.....     1.38 %        2.30 %(b)        1.28 %      1.28 %        1.24 %
Ratio of net investment
 loss to average net
 assets.................    (0.75)%       (1.57)%(b)       (0.65)%     (0.12)%       (0.09)%
Ratio of expenses to
 average net assets*....     1.53 %        2.56 %(b)        1.28 %      1.35 %        1.27 %
Ratio of net investment
 loss to average net
 assets*................    (0.90)%       (1.83)%(b)       (0.65)%     (0.19)%       (0.11)%
Portfolio turnover (g)..    70.87 %       70.87 %          70.87 %     66.48 %       66.48 %

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional Shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

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                                                                             141

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             LARGE CAPITALIZATION FUND
                           -------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED                                            YEAR ENDED JUNE 30,
                                         DECEMBER 31, 1997                               -----------------------------------
                                            (UNAUDITED)                                                       1997
                           ----------------------------------------------------------    -----------------------------------
                           INVESTOR A     INVESTOR B     INVESTOR C     INSTITUTIONAL    INVESTOR A  INVESTOR B  INVESTOR C
                           ----------     ----------     ----------     -------------    ----------  ----------  ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 14.44        $ 14.34        $ 14.28         $  14.48        $ 11.23     $ 11.22     $ 11.16
                            -------        -------        -------         --------        -------     -------     -------
Investment Activities
 Net investment income
  (loss).................     (0.02)         (0.06)         (0.04)           (0.01)           --        (0.05)      (0.06)
 Net realized and
  unrealized gains
  (losses) from
  investments............      1.25           1.22           1.16             1.26           3.30        3.25        3.27
                            -------        -------        -------         --------        -------     -------     -------
 Total from Investment
  Activities.............      1.23           1.16           1.12             1.25           3.30        3.20        3.21
                            -------        -------        -------         --------        -------     -------     -------
Distributions
 Net investment income...       --             --             --               --           (0.01)        --        (0.01)
 Net realized gains......     (1.70)         (1.70)         (1.70)           (1.70)         (0.08)      (0.08)      (0.08)
                            -------        -------        -------         --------        -------     -------     -------
 Total Distributions.....     (1.70)         (1.70)         (1.70)           (1.70)         (0.09)      (0.08)      (0.09)
                            -------        -------        -------         --------        -------     -------     -------
NET ASSET VALUE, END OF
 PERIOD..................   $ 13.97        $ 13.80        $ 13.70         $  14.03        $ 14.44     $ 14.34     $ 14.28
                            =======        =======        =======         ========        =======     =======     =======
Total Return (excludes
 sales and redemption
 charges)................      8.68%(c)       8.26%(c)       8.00%(c)         8.80%(c)      29.52%      28.62%      28.82%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............   $18,000        $ 6,695        $   122         $315,532        $12,260     $ 4,130     $    42
Ratio of expenses to
 average net assets......      0.69 %(b)      1.06 %(b)      1.06 %(b)        0.56 %(b)      1.37 %      2.12 %      2.12 %
Ratio of net investment
 income (loss) to average
 net assets..............     (0.17)%(b)     (0.55)%(b)     (0.54)%(b)       (0.05)%(b)     (0.14)%     (0.88)%     (0.91)%
Ratio of expenses to
 average net assets*.....      0.69 %(b)      1.06 %(b)      1.06 %(b)        0.56 %(b)      1.37 %      2.12 %      2.12 %
Ratio of net investment
 income (loss) to average
 net assets*.............     (0.17)%(b)     (0.55)%(b)     (0.54)%(b)       (0.05)%(b)     (0.14)%     (0.88)%     (0.91)%
Portfolio turnover (d)...     19.97 %        19.97 %        19.97 %          19.97 %        48.44 %     48.44 %     48.44 %
Average commission rate
 paid (e)................   $0.0800        $0.0800        $0.0800         $ 0.0800        $0.0932     $0.0932     $0.0932
                           INSTITUTIONAL
                           -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $  11.25
                           -------------
Investment Activities
 Net investment income
  (loss).................        0.03
 Net realized and
  unrealized gains
  (losses) from
  investments............        3.31
                           -------------
 Total from Investment
  Activities.............        3.34
                           -------------
Distributions
 Net investment income...       (0.03)
 Net realized gains......       (0.08)
                           -------------
 Total Distributions.....       (0.11)
                           -------------
NET ASSET VALUE, END OF
 PERIOD..................    $  14.48
                           =============
Total Return (excludes
 sales and redemption
 charges)................       29.81%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............    $338,388
Ratio of expenses to
 average net assets......        1.12 %
Ratio of net investment
 income (loss) to average
 net assets..............        0.19 %
Ratio of expenses to
 average net assets*.....        1.12 %
Ratio of net investment
 income (loss) to average
 net assets*.............        0.19 %
Portfolio turnover (d)...       48.44 %
Average commission rate
 paid (e)................    $ 0.0932

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                     LARGE CAPITALIZATION FUND, CONTINUED
                           ----------------------------------------------------------
                                     DECEMBER 28, 1995 TO JUNE 30, 1996(A)
                           ----------------------------------------------------------
                           INVESTOR A     INVESTOR B     INVESTOR C     INSTITUTIONAL
                           ----------     ----------     ----------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 11.25        $ 10.00        $ 10.00         $  10.00
                            -------        -------        -------         --------
Investment Activities
 Net investment income
  (loss).................      0.03           0.01            --              0.03
 Net realized and
  unrealized gains
  (losses) from
  investments............      1.23           1.23           1.17             1.25
                            -------        -------        -------         --------
 Total from Investment
  Activities.............      1.26           1.24           1.17             1.28
                            -------        -------        -------         --------
Distributions
 Net investment income...     (0.03)         (0.02)           --             (0.03)
 In excess of net
  investment income......       --             --           (0.01)             --
                            -------        -------        -------         --------
 Total Distributions.....     (0.03)         (0.02)         (0.01)           (0.03)
                            -------        -------        -------         --------
NET ASSET VALUE, END OF
 PERIOD..................   $ 11.23        $ 11.22        $ 11.16         $  11.25
                            =======        =======        =======         ========
Total Return (excludes
 sales and redemption
 charges)................      8.99%          8.77%          8.14%           12.86%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............   $ 1,657        $   832        $     2         $274,150
Ratio of expenses to
 average net assets......      1.40 %(c)      1.78 %(c)      2.24 %(c)        2.19%(c)
Ratio of net investment
 income (loss) to average
 net assets..............      0.31 %(c)     (0.32)%(c)     (0.45)%(c)        1.26%(c)
Ratio of expenses to
 average net assets*.....      2.62 %(c)      4.07 %(c)      4.25 %(c)        2.26%(c)
Ratio of net investment
 income (loss) to average
 net assets*.............     (0.91)%(c)     (2.61)%(c)     (2.46)%(c)        1.19%(c)
Portfolio turnover (d)...      0.86 %         0.86 %         0.86 %           0.86%
Average commission rate
 paid (e)................   $0.0800        $0.0800        $0.0800         $ 0.0800


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                        INTERNATIONAL DISCOVERY FUND
                           ----------------------------------------------------------
                                             SIX MONTHS ENDED
                                            DECEMBER 31, 1997
                                               (UNAUDITED)
                           ----------------------------------------------------------
                           INVESTOR A     INVESTOR B     INVESTOR C     INSTITUTIONAL
                           ----------     ----------     ----------     -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 16.25        $ 15.85        $ 16.21         $  16.41
                            -------        -------        -------         --------
Investment Activities
 Net investment income
  (loss).................     (0.06)         (0.11)         (0.11)           (0.04)
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currencies.............     (1.26)         (1.23)         (1.26)           (1.29)
                            -------        -------        -------         --------
 Total from Investment
  Activities.............     (1.32)         (1.34)         (1.37)           (1.33)
                            -------        -------        -------         --------
Distributions
 Net realized gains......     (0.51)         (0.51)         (0.51)           (0.51)
                            -------        -------        -------         --------
 Total Distributions.....     (0.51)         (0.51)         (0.51)           (0.51)
                            -------        -------        -------         --------
NET ASSET VALUE, END OF
 PERIOD..................   $ 14.42        $ 14.00        $ 14.33         $  14.57
                            =======        =======        =======         ========
Total Return (excludes
 sales and redemption
 charges)................     (8.14)%(c)     (8.47)%(c)     (8.54)%(c)       (8.12)%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............   $44,004        $12,461        $   934         $389,580
Ratio of expenses to
 average net assets......      0.92 %(b)      1.30 %(b)      1.30 %(b)        0.79 %(b)
Ratio of net investment
 income (loss) to average
 net assets..............     (0.77)%(b)     (1.15)%(b)     (1.16)%(b)       (0.64)%(b)
Ratio of expenses to
 average net assets*.....      0.92 %(b)      1.30 %(b)      1.30 %(b)        0.79 %(b)
Ratio of net investment
 income (loss) to average
 net assets*.............     (0.77)%(b)     (1.15)%(b)     (1.16)%(b)       (0.64)%(b)
Portfolio turnover (h)...     13.43 %        13.43 %        13.43 %          13.43 %
Average commission rate
 paid (i)................   $0.0952        $0.0952        $0.0952         $ 0.0952

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    INTERNATIONAL DISCOVERY FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------------
                                              1997                                              1996
                         ------------------------------------------------- -------------------------------------------------
                         INVESTOR A  INVESTOR B  INVESTOR C  INSTITUTIONAL INVESTOR A  INVESTOR B  INVESTOR C  INSTITUTIONAL
                         ----------  ----------  ----------  ------------- ----------  ----------  ----------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 14.01     $ 13.77     $ 14.08      $  14.11     $ 12.23     $ 12.15     $ 12.42      $  12.33
                          -------     -------     -------      --------     -------     -------     -------      --------
Investment Activities
 Net investment income
  (loss)................    (0.07)      (0.16)      (0.15)        (0.05)      (0.02)      (0.08)      (0.10)         0.02
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     2.31        2.24        2.28          2.35        1.81        1.70        1.79          1.80
                          -------     -------     -------      --------     -------     -------     -------      --------
 Total from Investment
  Activities............     2.24        2.08        2.13          2.30        1.79        1.62        1.69          1.82
                          -------     -------     -------      --------     -------     -------     -------      --------
Distributions
 Net investment income..      --          --          --            --          --          --          --          (0.02)
 In excess of net
  investment income.....      --          --          --            --        (0.01)        --        (0.03)        (0.02)
                          -------     -------     -------      --------     -------     -------     -------      --------
 Total Distributions....      --          --          --            --        (0.01)        --        (0.03)        (0.04)
                          -------     -------     -------      --------     -------     -------     -------      --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 16.25     $ 15.85     $ 16.21      $  16.41     $ 14.01     $ 13.77     $ 14.08      $  14.11
                          =======     =======     =======      ========     =======     =======     =======      ========
Total Return (excludes
 sales and redemption
 charges)...............    15.99%      15.11%      15.13%        16.34%      14.65%      13.33%      13.62%        14.76%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $48,557     $13,516     $   875      $426,111     $39,575     $ 9,489     $   474      $364,095
Ratio of expenses to
 average net assets.....     1.80 %      2.55 %      2.56 %        1.55 %      1.80 %      2.55 %      2.50 %        1.55 %
Ratio of net investment
 income (loss) to
 average net assets.....    (0.54)%     (1.29)%     (1.28)%       (0.29)%     (0.11)%     (0.86)%     (0.84)%        0.12 %
Ratio of expenses to
 average net assets*....     1.80 %      2.55 %      2.56 %        1.55 %      1.88 %      2.63 %      2.62 %        1.55 %
Ratio of net investment
 income (loss) to
 average net assets*....    (0.54)%     (1.29)%     (1.28)%       (0.29)%     (0.19)%     (0.94)%     (0.97)%        0.12 %
Portfolio turnover (h)..    45.18 %     45.18 %     45.18 %       45.18 %     54.47 %     54.47 %     54.47 %       54.47 %
Average commission rate
 paid (i)...............  $0.0329     $0.0329     $0.0329      $ 0.0329     $0.0321     $0.0321     $0.0321      $ 0.0321

See notes to financial statements.
                                                                             145

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                               INTERNATIONAL DISCOVERY FUND, CONTINUED
                   ----------------------------------------------------------------------------------------------
                                                         YEAR ENDED JUNE 30,
                   ----------------------------------------------------------------------------------------------
                                         1995                                            1994
                   ---------------------------------------------------- -----------------------------------------
                   INVESTOR A  INVESTOR B INVESTOR C(E)   INSTITUTIONAL INVESTOR A  INVESTOR B(D)   INSTITUTIONAL
                   ----------  ---------- -------------   ------------- ----------  -------------   -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........   $ 13.18      $13.21      $12.97         $  13.24     $ 11.50       $14.12         $  11.54
                    -------      ------      ------         --------     -------       ------         --------
Investment
 Activities
 Net investment
  income (loss)..      0.03       (0.04)       0.03             0.04       (0.02)       (0.01)           (0.01)
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....     (0.36)      (0.40)       0.04            (0.33)       1.74        (0.90)            1.75
                    -------      ------      ------         --------     -------       ------         --------
 Total from
  Investment
  Activities.....     (0.33)      (0.44)       0.07            (0.29)       1.72        (0.91)            1.74
                    -------      ------      ------         --------     -------       ------         --------
Distributions
 Net investment
  income.........       --          --          --               --        (0.02)         --             (0.02)
 Net realized
  gains..........     (0.62)      (0.62)      (0.62)           (0.62)      (0.02)         --             (0.02)
                    -------      ------      ------         --------     -------       ------         --------
 Total
  Distributions..     (0.62)      (0.62)      (0.62)           (0.62)      (0.04)         --             (0.04)
                    -------      ------      ------         --------     -------       ------         --------
NET ASSET VALUE,
 END OF PERIOD...   $ 12.23      $12.15      $12.42         $  12.33     $ 13.18       $13.21         $  13.24
                    =======      ======      ======         ========     =======       ======         ========
Total Return
 (excludes sales
 and redemption
 charges)........     (2.19)%     (3.03)%     (1.15)%(g)       (1.86)%     14.99%       (6.44)%          15.12%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).   $34,228      $5,469      $   82         $264,759     $36,297       $2,680         $261,798
Ratio of expenses
 to average net
 assets..........      1.78 %      2.57 %      2.32 %(b)        1.56 %      1.63 %       2.56 %(b)        1.52 %
Ratio of net
 investment
 income (loss) to
 average net
 assets..........      0.08 %     (0.49)%      1.74 %(b)        0.31 %     (0.29)%      (0.22)%(b)       (0.30)%
Ratio of expenses
 to average net
 assets*.........      1.91 %      2.92 %      3.27 %(b)        1.59 %      1.84 %       2.61 %(b)        1.57 %
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........     (0.06)%     (0.84)%      0.79 %(b)        0.28 %     (0.49)%      (0.27)%(b)       (0.35)%
Portfolio
 turnover (h)....    104.39 %    104.39 %    104.39 %         104.39 %     37.23 %      37.23 %          37.23 %
                      INTERNATIONAL DISCOVERY
                          FUND, CONTINUED
                   ------------------------------
                        YEAR ENDED JUNE 30,
                   ------------------------------
                       DECEMBER 29, 1992 TO
                        JUNE 30 1993(A)(F)
                   ------------------------------
                   INVESTOR A    INSTITUTIONAL
                   ------------- ----------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........    $10.00        $  10.00
                   ------------- ----------------
Investment
 Activities
 Net investment
  income (loss)..      0.03            0.04
 Net realized and
  unrealized
  gains (losses)
  from
  investments and
  foreign
  currencies.....      1.48            1.51
                   ------------- ----------------
 Total from
  Investment
  Activities.....      1.51            1.55
                   ------------- ----------------
Distributions
 Net investment
  income.........     (0.01)          (0.01)
 Net realized
  gains..........       --              --
                   ------------- ----------------
 Total
  Distributions..     (0.01)          (0.01)
                   ------------- ----------------
NET ASSET VALUE,
 END OF PERIOD...    $11.50        $  11.54
                   ============= ================
Total Return
 (excludes sales
 and redemption
 charges)........     15.11%          15.52%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).    $8.353        $114,822
Ratio of expenses
 to average net
 assets..........      1.64 %(b)       1.58 %(b)
Ratio of net
 investment
 income (loss) to
 average net
 assets..........     (1.02)%(b)      (0.82)%(b)
Ratio of expenses
 to average net
 assets*.........      1.81 %(b)       1.63 %(b)
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........     (0.85)%(b)      (0.77)%(b)
Portfolio
 turnover (h)....     12.47 %         12.47 %

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional Shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

                 [This page has been left blank intentionally.]

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                         LIMITED MATURITY BOND FUND
                          -----------------------------------------------------
                                              SIX MONTHS ENDED
                                              DECEMBER 31, 1997
                                                (UNAUDITED)
                          -----------------------------------------------------
                          INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL
                          ----------    ----------   ----------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  9.49        $ 9.49       $ 9.29       $   9.49
                           -------        ------       ------       --------
Investment Activities
 Net investment income
  (loss).................     0.26          0.22         0.24           0.27
 Net realized and
  unrealized gains
  (losses) from
  investments............     0.02          0.02        (0.01)          0.02
                           -------        ------       ------       --------
 Total from Investment
  Activities.............     0.28          0.24         0.23           0.29
                           -------        ------       ------       --------
Distributions
 Net investment income...    (0.27)        (0.23)       (0.24)         (0.28)
                           -------        ------       ------       --------
 Total Distributions.....    (0.27)        (0.23)       (0.24)         (0.28)
                           -------        ------       ------       --------
NET ASSET VALUE, END OF
 PERIOD..................  $  9.50        $ 9.50       $ 9.28       $   9.50
                           =======        ======       ======       ========
Total Return (excludes
 sales and redemption
 charges)................     2.99%(c)      2.56%(c)     2.50%(c)       3.02%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $35,560        $1,382       $2,064       $150,693
Ratio of expenses to
 average net assets......     0.55%(b)      0.92%(b)     0.92%(b)       0.42%(b)
Ratio of net investment
 income to average net
 assets..................     2.78%(b)      2.37%(b)     2.40%(b)       2.87%(b)
Ratio of expenses to
 average net assets*.....     0.67%(b)      1.04%(b)     1.04%(b)       0.54%(b)
Ratio of net investment
 income to average net
 assets*.................     2.66%(b)      2.25%(b)     2.28%(b)       2.75%(b)
Portfolio turnover (g)...   175.09%       175.09%      175.09%        175.09%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                     LIMITED MATURITY BOND FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.48     $ 9.46     $ 9.29     $   9.48     $  9.71     $ 9.70     $ 9.53     $   9.71
                          -------     ------     ------     --------     -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)................     0.55       0.48       0.48         0.57        0.62       0.55       0.58         0.65
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.01       0.02        --          0.02       (0.21)     (0.22)     (0.23)       (0.21)
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total from Investment
  Activities............     0.56       0.50       0.48         0.59        0.41       0.33       0.35         0.44
                          -------     ------     ------     --------     -------     ------     ------     --------
Distributions
 Net investment income..    (0.55)     (0.47)     (0.48)       (0.58)      (0.62)     (0.55)     (0.58)       (0.65)
 In excess of net
  investment income.....      --         --         --           --        (0.01)       --         --         (0.01)
 Tax return of capital..      --         --         --           --        (0.01)     (0.02)       --         (0.01)
                          -------     ------     ------     --------     -------     ------     ------     --------
 Total Distributions....    (0.55)     (0.47)     (0.48)       (0.58)      (0.64)     (0.57)     (0.59)       (0.67)
                          -------     ------     ------     --------     -------     ------     ------     --------
NET ASSET VALUE, END OF
 PERIOD.................  $  9.49     $ 9.49     $ 9.29     $   9.49     $  9.48     $ 9.46     $ 9.29     $   9.48
                          =======     ======     ======     ========     =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............     6.11%      5.39%      5.26%        6.42%       4.37%      3.43%      3.71%        4.65%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $27,381     $1,492     $   41     $136,126     $14,390     $1,547     $   11     $136,681
Ratio of expenses to
 average net assets.....     1.11%      1.86%      1.86%        0.85%       1.09%      1.84%      1.82%        0.84%
Ratio of net investment
 income to average net
 assets.................     5.76%      5.02%      4.97%        6.03%       6.09%      5.35%      5.34%        6.32%
Ratio of expenses to
 average net assets*....     1.35%      2.10%      2.10%        1.10%       1.33%      2.08%      2.02%        1.08%
Ratio of net investment
 income to average net
 assets*................     5.52%      4.78%      4.73%        5.78%       5.85%      5.11%      5.14%        6.08%
Portfolio turnover (g)..   607.84%    607.84%    607.84%      607.84%     618.60%    618.60%    618.60%      618.60%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  LIMITED MATURITY BOND FUND, CONTINUED
                      ------------------------------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                      ------------------------------------------------------------------------------------------
                                             1995                                         1994
                      -------------------------------------------------- ---------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL INVESTOR A INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- -------------- ------------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $  9.57     $ 9.56       $ 9.35       $   9.57     $ 10.18       $ 9.99       $  10.18
                       -------     ------       ------       --------     -------       ------       --------
Investment
 Activities
 Net investment
  income (loss)..         0.56       0.49         0.20           0.58        0.62         0.23           0.64
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.13       0.12         0.17           0.13       (0.58)       (0.44)         (0.59)
                       -------     ------       ------       --------     -------       ------       --------
 Total from
  Investment
  Activities.....         0.69       0.61         0.37           0.71        0.04        (0.21)          0.05
                       -------     ------       ------       --------     -------       ------       --------
Distributions
 Net investment
  income.........        (0.55)     (0.47)       (0.19)         (0.57)      (0.61)       (0.22)         (0.62)
 Net realized
  gains..........           --         --           --             --          --           --             --
 In excess of net
  realized gains.           --         --           --             --       (0.04)          --          (0.04)
                       -------     ------       ------       --------     -------       ------       --------
 Total
  Distributions..        (0.55)     (0.47)       (0.19)         (0.57)      (0.65)       (0.22)         (0.66)
                       -------     ------       ------       --------     -------       ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $  9.71     $ 9.70       $ 9.53       $   9.71     $  9.57       $ 9.56       $   9.57
                       =======     ======       ======       ========     =======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         7.53%      6.68%        3.58%(f)       7.76%       0.32%       (2.09)%         0.43%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $18,930     $  892           --       $141,781     $24,907       $  629       $156,678
Ratio of expenses
 to average net
 assets..........         1.05%      1.85%        1.18%(b)       0.84%       0.86%        1.78%(b)       0.76%
Ratio of net
 investment
 income to
 average net
 assets..........         5.89%      5.14%        5.61%(b)       6.11%       6.22%        5.36%(b)       6.32%
Ratio of expenses
 to average net
 assets*.........         1.36%      2.36%        1.18%(b)       1.11%       1.30%        2.33%(b)       1.05%
Ratio of net
 investment
 income to
 average net
 assets*.........         5.58%      4.62%        5.61%(b)       5.84%       5.78%        4.81%(b)       6.03%
Portfolio
 turnover (g)....       397.97%    397.97%      397.97%        397.97%     353.28%      353.28%        353.28%
                       LIMITED MATURITY BOND
                          FUND, CONTINUED
                      ------------------------
                         YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.25     $  10.25
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.65         0.65
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.13         0.13
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.78         0.78
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.69)       (0.69)
 Net realized
  gains..........        (0.16)       (0.16)
 In excess of net
  realized gains.           --           --
                      ---------- -------------
 Total
  Distributions..        (0.85)       (0.85)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.18     $  10.18
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         7.96%        7.98%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $18,060     $141,706
Ratio of expenses
 to average net
 assets..........         0.75%        0.72%
Ratio of net
 investment
 income to
 average net
 assets..........         6.41%        6.45%
Ratio of expenses
 to average net
 assets*.........         1.08%        1.01%
Ratio of net
 investment
 income to
 average net
 assets*.........         6.08%        6.16%
Portfolio
 turnover (g)....       123.10%      123.10%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

                 [This page has been left blank intentionally.]

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                 INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                          -----------------------------------------------------
                                            SIX MONTHS ENDED
                                             DECEMBER 31,1997
                                               (UNAUDITED)
                          -----------------------------------------------------
                          INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL
                          ----------    ----------   ----------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  9.73        $ 9.71       $ 9.54       $   9.73
                           -------        ------       ------       --------
Investment Activities
 Net investment income
  (loss).................     0.28          0.23         0.23           0.28
 Net realized and
  unrealized gains
  (losses) from
  investments............     0.14          0.15         0.15           0.15
                           -------        ------       ------       --------
 Total from Investment
  Activities.............     0.42          0.38         0.38           0.43
                           -------        ------       ------       --------
Distributions
 Net investment income...    (0.30)        (0.26)       (0.26)         (0.31)
                           -------        ------       ------       --------
 Total Distributions.....    (0.30)        (0.26)       (0.26)         (0.31)
                           -------        ------       ------       --------
NET ASSET VALUE, END OF
 PERIOD..................  $  9.85        $ 9.83       $ 9.66       $   9.85
                           =======        ======       ======       ========
Total Return (excludes
 sales and redemption
 charges)................     4.34%(c)      3.93%(c)     4.01%(c)       4.49%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $16,319        $2,031       $  228       $173,574
Ratio of expenses to
 average net assets......     0.62%(b)      1.00%(b)     1.00%(b)       0.49%(b)
Ratio of net investment
 income to average net
 assets..................     2.75%(b)      2.37%(b)     2.37%(b)       2.88%(b)
Ratio of expenses to
 average net assets*.....     0.66%(b)      1.04%(b)     1.04%(b)       0.54%(b)
Ratio of net investment
 income to average net
 assets*.................     2.71%(b)      2.33%(b)     2.33%(b)       2.83%(b)
Portfolio turnover (g)...   625.92%       625.92%      625.92%        625.92%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                              INTERMEDIATE GOVERNMENT OBLIGATIONS FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $   9.70   $   9.67   $   9.52    $   9.71     $  9.93     $ 9.89     $ 9.76     $   9.93
                          --------   --------   --------    --------     -------     ------     ------     --------
Investment Activities
 Net investment income
  (loss)................      0.52       0.45       0.45        0.55        0.60       0.53       0.53         0.62
 Net realized and
  unrealized gains
  (losses) from
  investments...........      0.04       0.03       0.02        0.03       (0.25)     (0.24)     (0.25)       (0.24)
                          --------   --------   --------    --------     -------     ------     ------     --------
 Total from Investment
  Activities............      0.56       0.48       0.47        0.58        0.35       0.29       0.28         0.38
                          --------   --------   --------    --------     -------     ------     ------     --------
Distributions
 Net investment income..     (0.53)     (0.44)     (0.45)      (0.56)      (0.58)     (0.51)     (0.52)       (0.60)
                          --------   --------   --------    --------     -------     ------     ------     --------
 Total Distributions....     (0.53)     (0.44)     (0.45)      (0.56)      (0.58)     (0.51)     (0.52)       (0.60)
                          --------   --------   --------    --------     -------     ------     ------     --------
NET ASSET VALUE, END OF
 PERIOD.................  $   9.73   $   9.71   $   9.54    $   9.73     $  9.70     $ 9.67     $ 9.52     $   9.71
                          ========   ========   ========    ========     =======     ======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............      5.91%      5.09%      5.03%       6.11%       3.69%      2.93%      2.86%        3.95%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $ 18,552   $  1,972   $    194    $187,856     $22,954     $1,843     $   80     $225,313
Ratio of expenses to
 average net assets.....      1.23%      1.98%      1.99%       0.98%       1.21%      1.96%      1.96%        0.96%
Ratio of net investment
 income to average net
 assets.................      5.41%      4.67%      4.69%       5.66%       5.51%      4.78%      4.83%        5.76%
Ratio of expenses to
 average net assets*....      1.32%      2.07%      2.07%       1.07%       1.30%      2.05%      2.05%        1.05%
Ratio of net investment
 income to average net
 assets*................      5.32%      4.58%      4.61%       5.57%       5.42%      4.69%      4.74%        5.67%
Portfolio turnover (g)..  1,516.78%  1,516.78%  1,516.78%   1,516.78%     916.39%    916.39%    916.39%      916.39%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                            INTERMEDIATE GOVERNMENT OBLIGATIONS FUND, CONTINUED
                      -------------------------------------------------------------------------------------------
                                                          YEAR ENDED JUNE 30,
                      -------------------------------------------------------------------------------------------
                                             1995                                         1994
                      -------------------------------------------------- ----------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL INVESTOR A  INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- -------------- ------------- ----------  -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $  9.62     $ 9.60       $ 9.42       $   9.62     $ 10.53        $10.14       $  10.53
                       -------     ------       ------       --------     -------        ------       --------
Investment
 Activities
 Net investment
  income (loss)..         0.50       0.43         0.18           0.52        0.59          0.21           0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.31       0.30         0.33           0.31       (0.66)        (0.54)         (0.66)
                       -------     ------       ------       --------     -------        ------       --------
 Total from
  Investment
  Activities.....         0.81       0.73         0.51           0.83       (0.07)        (0.33)         (0.06)
                       -------     ------       ------       --------     -------        ------       --------
Distributions
 Net investment
  income.........        (0.50)     (0.44)       (0.17)         (0.52)      (0.59)        (0.21)         (0.60)
 Net realized
  gains..........           --         --           --             --          --            --             --
 In excess of net
  realized gains.           --         --           --             --       (0.25)           --          (0.25)
                       -------     ------       ------       --------     -------        ------       --------
 Total
  Distributions..        (0.50)     (0.44)       (0.17)         (0.52)      (0.84)        (0.21)         (0.85)
                       -------     ------       ------       --------     -------        ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $  9.93     $ 9.89       $ 9.76       $   9.93     $  9.62        $ 9.60       $   9.62
                       =======     ======       ======       ========     =======        ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         8.69%      7.84%        5.21%(f)       9.02%      (0.90)%       (3.31)%        (0.80)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $27,521     $  977       $    9       $249,169     $36,106        $  531       $281,232
Ratio of expenses
 to average net
 assets..........         1.25%      2.06%        2.09%(b)       1.04%       1.00%         1.92%(b)       0.90%
Ratio of net
 investment
 income to
 average net
 assets..........         5.22%      4.41%        4.24%(b)       5.43%       5.80%         4.80%(b)       5.90%
Ratio of expenses
 to average net
 assets*.........         1.41%      2.42%        2.36%(b)       1.16%       1.29%         2.32%(b)       1.04%
Ratio of net
 investment
 income to
 average net
 assets*.........         5.07%      4.05%        3.98%(b)       5.31%       5.51%         4.41%(b)       5.76%
Portfolio
 turnover (g)....       549.93%    549.13%      549.13%        549.13%     546.06%       546.06%        546.06%
                      INTERMEDIATE GOVERNMENT
                    OBLIGATIONS FUND, CONTINUED
                      ------------------------
                         YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.42     $  10.42
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.68         0.68
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.21         0.22
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.89         0.90
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.73)       (0.73)
 Net realized
  gains..........        (0.05)       (0.06)
 In excess of net
  realized gains.           --           --
                      ---------- -------------
 Total
  Distributions..        (0.78)       (0.79)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.53     $  10.53
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         8.92%        8.94%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $37,055     $272,607
Ratio of expenses
 to average net
 assets..........         0.90%        0.87%
Ratio of net
 investment
 income to
 average net
 assets..........         6.51%        6.54%
Ratio of expenses
 to average net
 assets*.........         1.08%        1.01%
Ratio of net
 investment
 income to
 average net
 assets*.........         6.33%        6.40%
Portfolio
 turnover (g)....       225.90%      225.90%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

                 [This page has been left blank intentionally.]

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                       U.S. GOVERNMENT INCOME FUND
                          ------------------------------------------------------
                                             SIX MONTHS ENDED
                                             DECEMBER 31, 1997
                                                (UNAUDITED)
                          ------------------------------------------------------
                          INVESTOR A    INVESTOR B    INVESTOR C   INSTITUTIONAL
                          ----------    ----------    ----------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  9.15       $  9.13        $ 9.10       $   9.15
                           -------       -------        ------       --------
Investment Activities
 Net investment income
  (loss).................     0.34          0.31          0.32           0.35
 Net realized and
  unrealized (losses)
  from investments.......     0.11          0.10          0.09           0.11
                           -------       -------        ------       --------
 Total from Investment
  Activities.............     0.45          0.41          0.41           0.46
                           -------       -------        ------       --------
Distributions
 Net investment income...    (0.34)        (0.31)        (0.31)         (0.35)
                           -------       -------        ------       --------
 Total Distributions.....    (0.34)        (0.31)        (0.31)         (0.35)
                           -------       -------        ------       --------
NET ASSET VALUE, END OF
 PERIOD..................  $  9.26       $  9.23        $ 9.20       $   9.26
                           =======       =======        ======       ========
Total Return (excludes
 sales and redemption
 charges)................     5.04%(c)      4.56%(c)      4.57%(c)       5.17%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $60,009       $25,467        $  153       $158,821
Ratio of expenses to
 average net assets......     0.51%(b)      0.89%(b)      0.89%(b)       0.38%(b)
Ratio of net investment
 income to average net
 assets..................     3.70%(b)      3.32%(b)      3.30%(b)       3.82%(b)
Ratio of expenses to
 average net assets*.....     0.68%(b)      1.06%(b)      1.06%(b)       0.55%(b)
Ratio of net investment
 income to average net
 assets*.................     3.53%(b)      3.15%(b)      3.13%(b)       3.65%(b)
Portfolio turnover (h)...   260.09%       260.09%       260.09%        260.09%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    U.S. GOVERNMENT INCOME FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.25    $  9.21     $ 9.19     $   9.25     $  9.42    $  9.39     $ 9.36     $   9.42
                          -------    -------     ------     --------     -------    -------     ------     --------
Investment Activities
 Net investment income
  (loss)................     0.70       0.63       0.64         0.72        0.73       0.66       0.66         0.75
 Net realized and
  unrealized (losses)
  from investments......    (0.10)     (0.09)     (0.11)       (0.10)      (0.17)     (0.18)     (0.17)       (0.17)
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total from Investment
  Activities............     0.60       0.54       0.53         0.62        0.56       0.48       0.49         0.58
                          -------    -------     ------     --------     -------    -------     ------     --------
Distributions
 Net investment income..    (0.59)     (0.52)     (0.50)       (0.61)      (0.65)     (0.59)     (0.66)       (0.67)
 Tax return of capital..    (0.11)     (0.10)     (0.12)       (0.11)      (0.08)     (0.07)        --        (0.08)
                          -------    -------     ------     --------     -------    -------     ------     --------
 Total Distributions....    (0.70)     (0.62)     (0.62)       (0.72)      (0.73)     (0.66)     (0.66)       (0.75)
                          -------    -------     ------     --------     -------    -------     ------     --------
NET ASSET VALUE,
 END OF PERIOD..........  $  9.15    $  9.13     $ 9.10     $   9.15     $  9.25    $  9.21     $ 9.19     $   9.25
                          =======    =======     ======     ========     =======    =======     ======     ========
Total Return (excludes
 sales and redemption
 charges)...............     6.86%      6.06%      6.07%        6.91%       5.97%      5.22%      5.25%        6.34%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $58,589    $23,448     $   69     $148,854     $52,250    $19,556     $   70     $130,615
Ratio of expenses to
 average net assets.....     1.02%      1.77%      1.77%        0.77%       1.01%      1.76%      1.76%        0.76%
Ratio of net investment
 income to average net
 assets.................     7.64%      6.89%      6.89%        7.90%       7.70%      6.92%      6.92%        7.94%
Ratio of expenses to
 average net assets*....     1.36%      2.11%      2.11%        1.11%       1.35%      2.10%      2.10%        1.10%
Ratio of net investment
 income to average net
 assets*................     7.30%      6.55%      6.55%        7.56%       7.36%      6.58%      6.58%        7.60%
Portfolio turnover (h)..   499.53%    499.53%    499.53%      499.53%     348.01%    348.01%    348.01%      348.01%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                    U.S. GOVERNMENT INCOME FUND, CONTINUED
                         ------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ------------------------------------------------------------------------------------------
                                               1995                                          1994
                         -------------------------------------------------- ---------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C(E)  INSTITUTIONAL INVESTOR A INVESTOR B(D)  INSTITUTIONAL
                         ---------- ---------- -------------  ------------- ---------- -------------  -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.41     $ 9.38      $ 9.12        $   9.41     $ 10.04      $ 9.88        $  10.04
                          -------     ------      ------        --------     -------      ------        --------
Investment Activities
 Net investment income
  (loss)................     0.75       0.68        0.28            0.76        0.74        0.28            0.74
 Net realized and
  unrealized gains
  (losses) from
  investments...........      --        0.01        0.24            0.01       (0.64)      (0.50)          (0.63)
                          -------     ------      ------        --------     -------      ------        --------
 Total from Investment
  Activities............     0.75       0.69        0.52            0.77        0.10       (0.22)           0.11
                          -------     ------      ------        --------     -------      ------        --------
Distributions
 Net investment income..    (0.66)     (0.61)      (0.25)          (0.68)      (0.72)      (0.27)          (0.73)
 Tax return of capital..    (0.08)     (0.07)      (0.03)          (0.08)      (0.01)      (0.01)          (0.01)
                          -------     ------      ------        --------     -------      ------        --------
 Total Distributions....    (0.74)     (0.68)      (0.28)          (0.76)      (0.73)      (0.28)          (0.74)
                          -------     ------      ------        --------     -------      ------        --------
NET ASSET VALUE, END OF
 PERIOD.................  $  9.42     $ 9.39      $ 9.36        $   9.42     $  9.41      $ 9.38        $   9.41
                          =======     ======      ======        ========     =======      ======        ========
Total Return (excludes
 sales and redemption
 charges)...............     8.46%      7.71%       5.26%(g)        8.70%       0.94%     (2.26)%           1.04%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $50,931     $8,478      $   29        $110,190     $54,027      $2,787        $101,506
Ratio of expenses to
 average net assets.....     1.04%      1.83%       2.88%(b)        0.83%       0.82%       1.77%(b)        0.72%
Ratio of net investment
 income to average net
 assets.................     8.03%      7.28%      11.54%(b)        8.25%       7.42%       6.72%(b)        7.51%
Ratio of expenses to
 average net assets*....     1.44%      2.44%       2.88%(b)        1.19%       1.36%       2.42%(b)        1.11%
Ratio of net investment
 income to average net
 assets*................     7.63%      6.67%      11.54%(b)        7.89%       6.87%       6.08%(b)        7.12%
Portfolio turnover (h)..   114.71%    114.71%     114.71%         114.71%     102.24%     102.24%         102.24%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Period from commencement of operations.
(g) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      U.S. GOVERNMENT INCOME
                                                          FUND, CONTINUED
                                                    ---------------------------
                                                        NOVEMBER 12, 1992 TO
                                                        JUNE 30, 1993 (A)(F)
                                                    ---------------------------
                                                    INVESTOR A    INSTITUTIONAL
                                                    ----------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD...............  $ 10.00         $ 10.00
                                                     -------         -------
Investment Activities
 Net investment income (loss)......................     0.48            0.48
 Net realized and unrealized gains (losses) from
  investments......................................     0.04            0.04
                                                     -------         -------
 Total from Investment Activities..................     0.52            0.52
                                                     -------         -------
Distributions
 Net investment income.............................    (0.48)          (0.48)
                                                     -------         -------
 Total Distributions...............................    (0.48)          (0.48)
                                                     -------         -------
NET ASSET VALUE, END OF PERIOD.....................  $ 10.04         $ 10.04
                                                     =======         =======
Total Return (excludes sales and redemption
 charges)..........................................     5.35%           5.37%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..................  $32,633         $71,862
Ratio of expenses to average net assets............     0.75%(b)        0.70%(b)
Ratio of net investment income to average net
 assets............................................     7.41%(b)        7.49%(b)
Ratio of expenses to average net assets*...........     1.23%(b)        1.09%(b)
Ratio of net investment income to average net
 assets*...........................................     6.93%(b)        7.09%(b)
Portfolio turnover (h).............................   135.06%         135.06%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                BOND FUND
                          -----------------------------------------------------
                                            SIX MONTHS ENDED
                                            DECEMBER 31, 1997
                                               (UNAUDITED)
                          -----------------------------------------------------
                          INVESTOR A    INVESTOR B   INVESTOR C   INSTITUTIONAL
                          ----------    ----------   ----------   -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....    $9.68         $9.69        $9.65          $9.73
                           -------        ------       ------        -------
Investment Activities
 Net investment income
  (loss).................     0.29          0.25         0.25           0.30
 Net realized and
  unrealized gains
  (losses) from
  investments............     0.28          0.29         0.28           0.28
                           -------        ------       ------        -------
 Total from Investment
  Activities.............     0.57          0.54         0.53           0.58
                           -------        ------       ------        -------
Distributions
 Net investment income...    (0.32)        (0.28)       (0.28)         (0.33)
                           -------        ------       ------        -------
 Total Distributions.....    (0.32)        (0.28)       (0.28)         (0.33)
                           -------        ------       ------        -------
NET ASSET VALUE, END OF
 PERIOD..................  $  9.93        $ 9.95       $ 9.90        $  9.98
                           =======        ======       ======        =======
Total Return (excludes
 sales and redemption
 charges)................     5.93%(c)      5.60%(c)     5.51%(c)       6.04%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $19,343        $6,534       $  583        492,573
Ratio of expenses to
 average net assets......     0.60%(b)      0.98%(b)     0.98%(b)       0.48%(b)
Ratio of net investment
 income to average net
 assets..................     2.90%(b)      2.53%(b)     2.52%(b)       3.03%(b)
Ratio of expenses to
 average net assets*.....     0.65%(b)      1.03%(b)     1.03%(b)       0.53%(b)
Ratio of net investment
 income to average net
 assets*.................     2.85%(b)      2.48%(b)     2.47%(b)       2.98%(b)
Portfolio turnover (g)...   433.00%       433.00%      433.00%        433.00%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                             BOND FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  9.51     $ 9.51     $ 9.47     $   9.56     $   9.67   $   9.68   $   9.64    $   9.72
                          -------     ------     ------     --------     --------   --------   --------    --------
Investment Activities
 Net investment income
  (loss)................     0.56       0.50       0.49         0.59         0.57       0.50       0.50        0.59
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.17       0.16       0.17         0.17        (0.16)     (0.17)     (0.17)      (0.16)
                          -------     ------     ------     --------     --------   --------   --------    --------
 Total from Investment
  Activities............     0.73       0.66       0.66         0.76         0.41       0.33       0.33        0.43
                          -------     ------     ------     --------     --------   --------   --------    --------
Distributions
 Net investment income..    (0.56)     (0.48)     (0.48)       (0.59)       (0.57)     (0.50)     (0.50)      (0.59)
                          -------     ------     ------     --------     --------   --------   --------    --------
 Total Distributions....    (0.56)     (0.48)     (0.48)       (0.59)       (0.57)     (0.50)     (0.50)      (0.59)
                          -------     ------     ------     --------     --------   --------   --------    --------
NET ASSET VALUE, END OF
 PERIOD.................  $  9.68     $ 9.69     $ 9.65     $   9.73     $   9.51   $   9.51   $   9.47    $   9.56
                          =======     ======     ======     ========     ========   ========   ========    ========
Total Return (excludes
 sales and redemption
 charges)...............     7.92%      7.09%      7.15%        8.20%        4.27%      3.46%      3.50%       4.49%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $19,760     $5,967     $  508     $492,102     $ 20,175   $  4,426   $    210    $549,336
Ratio of expenses to
 average net assets.....     1.19%      1.94%      1.94%        0.94%        1.19%      1.94%      1.91%       0.94%
Ratio of net investment
 income to average net
 assets.................     5.88%      5.15%      5.18%        6.13%        5.71%      4.97%      5.00%       5.96%
Ratio of expenses to
 average net assets*....     1.28%      2.03%      2.03%        1.03%        1.28%      2.03%      2.03%       1.03%
Ratio of net investment
 income to average net
 assets*................     5.79%      5.06%      5.09%        6.04%        5.62%      4.88%      4.88%       5.87%
Portfolio turnover (g)..   827.00%    827.00%    827.00%      827.00%    1,189.27%  1,189.27%  1,189.27%   1,189.27%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                          BOND FUND, CONTINUED
                      --------------------------------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                      --------------------------------------------------------------------------------------------
                                             1995                                          1994
                      --------------------------------------------------- ----------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E)  INSTITUTIONAL INVESTOR A  INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- --------------  ------------- ----------  -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $   9.30   $   9.26     $   9.02       $   9.29     $ 10.54        $ 9.95       $  10.53
                       --------   --------     --------       --------     -------        ------       --------
Investment
 Activities
 Net investment
  income (loss)..          0.58       0.52         0.22           0.61        0.59          0.22           0.60
 Net realized and
  unrealized
  gains (losses)
  from
  investments....          0.38       0.42         0.62           0.43       (0.72)        (0.70)         (0.72)
                       --------   --------     --------       --------     -------        ------       --------
 Total from
  Investment
  Activities.....          0.96       0.94         0.84           1.04       (0.13)        (0.48)         (0.12)
                       --------   --------     --------       --------     -------        ------       --------
Distributions
 Net investment
  income.........         (0.58)     (0.52)       (0.22)         (0.61)      (0.57)        (0.21)         (0.58)
 Net realized
  gains..........            --         --           --             --          --            --             --
 In excess of net
  realized gains.         (0.01)        --           --             --       (0.54)           --          (0.54)
                       --------   --------     --------       --------     -------        ------       --------
 Total
  Distributions..         (0.59)     (0.52)       (0.22)         (0.61)      (1.11)        (0.21)         (1.12)
                       --------   --------     --------       --------     -------        ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $   9.67   $   9.68     $   9.64       $   9.72     $  9.30        $ 9.26       $   9.29
                       ========   ========     ========       ========     =======        ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         10.85%     10.62%        8.41%(f)      11.78%      (1.62)%       (4.84)%        (1.52)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $ 17,572   $  1,330     $     28       $509,189     $18,391        $  485       $469,903
Ratio of expenses
 to average net
 assets..........          1.24%      2.03%        1.99%(b)       1.02%       0.98%         1.89%(b)       0.88%
Ratio of net
 investment
 income to
 average net
 assets..........          6.32%      5.54%        5.62%(b)       6.54%       5.86%         5.34%(b)       5.97%
Ratio of expenses
 to average net
 assets*.........          1.39%      2.39%        2.26%(b)       1.14%       1.27%         2.29%(b)       1.02%
Ratio of net
 investment
 income to
 average net
 assets*.........          6.17%      5.18%        5.36%(b)       6.42%       5.57%         4.94%(b)       5.83%
Portfolio
 turnover (g)....      1,010.64%  1,010.64%    1,010.64%      1,010.64%     893.27%       893.27%        893.27%
                        BOND FUND, CONTINUED
                      ------------------------
                        YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.54     $  10.54
                      ---------- -------------
Investment
 Activities
 Net investment
  income (loss)..         0.71         0.71
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.47         0.46
                      ---------- -------------
 Total from
  Investment
  Activities.....         1.18         1.17
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.73)       (0.73)
 Net realized
  gains..........        (0.45)       (0.45)
 In excess of net
  realized gains.           --           --
                      ---------- -------------
 Total
  Distributions..        (1.18)       (1.18)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.54     $  10.53
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        11.93%       11.84%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $18,562     $442,291
Ratio of expenses
 to average net
 assets..........         0.89%        0.87%
Ratio of net
 investment
 income to
 average net
 assets..........         6.47%        6.50%
Ratio of expenses
 to average net
 assets*.........         1.07%        1.01%
Ratio of net
 investment
 income to
 average net
 assets*.........         6.29%        6.36%
Portfolio
 turnover (g)....       443.98%      443.98%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

                 [This page has been left blank intentionally.]

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                           MUNICIPAL BOND FUND
                   ----------------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                                        YEAR ENDED JUNE 30,
                            DECEMBER 31, 1997                 ---------------------------------------------------------
                               (UNAUDITED)                                   1997                         1996
                   ----------------------------------------   ----------------------------------- ---------------------
                   INVESTOR A    INVESTOR B   INSTITUTIONAL   INVESTOR A INVESTOR B INSTITUTIONAL INVESTOR A INVESTOR B
                   ----------    ----------   -------------   ---------- ---------- ------------- ---------- ----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........   $ 10.53        $10.51       $  10.54        $10.43     $10.39     $  10.43      $10.39     $10.36
                    -------        ------       --------        ------     ------     --------      ------     ------
Investment
 Activities
 Net investment
  income (loss)..      0.20          0.16           0.22          0.44       0.36         0.46        0.41       0.33
 Net realized and
  unrealized
  gains (losses)
  from
  investments....      0.24          0.24           0.23          0.12       0.13         0.14        0.03       0.03
                    -------        ------       --------        ------     ------     --------      ------     ------
 Total from
  Investment
  Activities.....      0.44          0.40           0.45          0.56       0.49         0.60        0.44       0.36
                    -------        ------       --------        ------     ------     --------      ------     ------
Distributions
 Net investment
  income.........     (0.23)        (0.19)         (0.25)        (0.41)     (0.32)       (0.44)      (0.40)     (0.33)
 Net realized
  gains..........     (0.18)        (0.18)         (0.18)        (0.05)     (0.05)       (0.05)        --         --
                    -------        ------       --------        ------     ------     --------      ------     ------
 Total
  Distributions..     (0.41)        (0.37)         (0.43)        (0.46)     (0.37)       (0.49)      (0.40)     (0.33)
                    -------        ------       --------        ------     ------     --------      ------     ------
NET ASSET VALUE,
 END OF PERIOD...   $ 10.56        $10.54       $  10.56        $10.53     $10.51     $  10.54      $10.43     $10.39
                    =======        ======       ========        ======     ======     ========      ======     ======
Total Return
 (excludes sales
 and redemption
 charges)........      4.29%(c)      3.87%(c)       4.33%(c)      5.47%      4.81%        5.89%       4.29%      3.48%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).   $10,053        $  771       $129,255        $9,601     $  993     $134,579      $7,835     $  735
Ratio of expenses
 to average net
 assets..........      0.52%(b)      0.90%(b)       0.40%(b)      1.06%      1.81%        0.81%       1.05%      1.80%
Ratio of net
 investment
 income to
 average net
 assets..........      1.85%(b)      1.47%(b)       1.98%(b)      4.19%      3.43%        4.41%       3.85%      3.11%
Ratio of expenses
 to average net
 assets*.........      0.67%(b)      1.05%(b)       0.55%(b)      1.35%      2.10%        1.10%       1.34%      2.09%
Ratio of net
 investment
 income to
 average net
 assets*.........      1.70%(b)      1.32%(b)       1.83%(b)      3.90%      3.14%        4.12%       3.56%      2.82%
Portfolio
 turnover (h)....     57.59%        57.59%         57.59%        48.83%     48.83%       48.83%      47.46%     47.46%
                  MUNICIPAL BOND FUND
                  -------------------
                  YEAR ENDED JUNE 30,
                  -------------------
                         1996
                  -------------------
                     INSTITUTIONAL
                  -------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........    $  10.39
                   -------------
Investment
 Activities
 Net investment
  income (loss)..        0.43
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        0.04
                   -------------
 Total from
  Investment
  Activities.....        0.47
                   -------------
Distributions
 Net investment
  income.........       (0.43)
 Net realized
  gains..........         --
                   -------------
 Total
  Distributions..       (0.43)
                   -------------
NET ASSET VALUE,
 END OF PERIOD...    $  10.43
                   =============
Total Return
 (excludes sales
 and redemption
 charges)........        4.55%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).    $132,527
Ratio of expenses
 to average net
 assets..........        0.80%
Ratio of net
 investment
 income to
 average net
 assets..........        4.10%
Ratio of expenses
 to average net
 assets*.........        1.09%
Ratio of net
 investment
 income to
 average net
 assets*.........        3.81%
Portfolio
 turnover (h)....       47.46%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) There was only one share outstanding for the Investor C Shares at June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      MUNICIPAL BOND FUND, CONTINUED
                      ---------------------------------------------------------------------------------------------
                                                            YEAR ENDED JUNE 30,
                      ---------------------------------------------------------------------------------------------
                                              1995                                           1994
                      ----------------------------------------------------- ---------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E)(G) INSTITUTIONAL INVESTOR A INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- ----------------- ------------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.29     $10.26        $ 9.88         $  10.29     $ 10.92       $10.76       $  10.92
                       -------     ------        ------         --------     -------       ------       --------
Investment
 Activities
 Net investment
  income (loss)..         0.41       0.33         (0.03)            0.46        0.40         0.13           0.41
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.27       0.27          0.65             0.27       (0.31)       (0.50)         (0.31)
                       -------     ------        ------         --------     -------       ------       --------
 Total from
  Investment
  Activities.....         0.68       0.60          0.62             0.73        0.09        (0.37)          0.10
                       -------     ------        ------         --------     -------       ------       --------
Distributions
 Net investment
  income.........        (0.41)     (0.33)        (0.14)           (0.46)      (0.39)       (0.13)         (0.40)
 Net realized
  gains..........           --         --            --               --       (0.21)          --          (0.21)
 In excess of net
  realized gains
  ...............        (0.17)     (0.17)        (0.16)           (0.17)      (0.12)          --          (0.12)
                       -------     ------        ------         --------     -------       ------       --------
 Total
  Distributions..        (0.58)     (0.50)        (0.30)           (0.63)      (0.72)       (0.13)         (0.73)
                       -------     ------        ------         --------     -------       ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.39     $10.36        $10.20         $  10.39     $ 10.29       $10.26       $  10.29
                       =======     ======        ======         ========     =======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         7.02%      6.17%         3.47%(f)         7.25%       0.71%       (3.41)%         0.81%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)....      $11,378     $  447            --         $134,784     $13,123       $  359       $147,687
Ratio of expenses
 to average net
 assets..........         1.02%      1.80%         0.71%(b)         0.80%       0.87%        1.80%(b)       0.77%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.00%      3.22%        (0.54)%(b)        4.21%       3.72%        2.88%(b)       3.83%
Ratio of expenses
 to average net
 assets*.........         1.33%      2.33%         0.71%(b)         1.08%       1.32%        2.37%(b)       1.06%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         3.68%      2.68%        (0.54)%(b)        3.93%       3.27%        2.31%(b)       3.53%
Portfolio
 turnover (h)....        35.15%     35.15%        35.15%           35.15%      44.39%       44.39%         44.39%
                    MUNICIPAL BOND FUND, CONTINUED
                      -------------------------
                         YEAR ENDED JUNE 30,
                      -------------------------
                              1993 (A)
                      -------------------------
                      INVESTOR A  INSTITUTIONAL
                      ---------- --------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........       $10.58      $  10.58
                      ---------- --------------
Investment
 Activities
 Net investment
  income (loss)..         0.49          0.49
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.48          0.48
                      ---------- --------------
 Total from
  Investment
  Activities.....         0.97          0.97
                      ---------- --------------
Distributions
 Net investment
  income.........        (0.53)        (0.53)
 Net realized
  gains..........        (0.10)        (0.10)
 In excess of net
  realized gains
  ...............           --            --
                      ---------- --------------
 Total
  Distributions..        (0.63)        (0.63)
                      ---------- --------------
NET ASSET VALUE,
 END OF PERIOD...       $10.92      $  10.92
                      ========== ==============
Total Return
 (excludes sales
 and redemption
 charges)........         9.46%         9.48%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)....       $9,333      $146,302
Ratio of expenses
 to average net
 assets..........         0.76%         0.73%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.56%         4.61%
Ratio of expenses
 to average net
 assets*.........         1.09%         1.02%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         4.23%         4.31%
Portfolio
 turnover (h)....        67.26%        67.26%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                       MICHIGAN MUNICIPAL BOND FUND
                   ----------------------------------------------------------------------------------------------------
                            SIX MONTHS ENDED                                       YEAR ENDED JUNE 30,
                            DECEMBER 31, 1997                 ---------------------------------------------------------
                               (UNAUDITED)                                   1997                         1996
                   ----------------------------------------   ----------------------------------- ---------------------
                   INVESTOR A    INVESTOR B   INSTITUTIONAL   INVESTOR A INVESTOR B INSTITUTIONAL INVESTOR A INVESTOR B
                   ----------    ----------   -------------   ---------- ---------- ------------- ---------- ----------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........   $ 10.89        $10.90       $  10.89       $ 10.76     $10.76     $  10.77     $ 10.75     $10.75
                    -------        ------       --------       -------     ------     --------     -------     ------
Investment
 Activities
 Net investment
  income (loss)..      0.22          0.19           0.24          0.49       0.41         0.51        0.47       0.40
 Net realized and
  unrealized
  gains (losses)
  from
  investments....      0.27          0.26           0.27          0.14       0.13         0.14        0.04       0.04
                    -------        ------       --------       -------     ------     --------     -------     ------
 Total from
  Investment
  Activities.....      0.49          0.45           0.51          0.63       0.54         0.65        0.51       0.44
                    -------        ------       --------       -------     ------     --------     -------     ------
Distributions
 Net investment
  income.........     (0.26)        (0.22)         (0.28)        (0.46)     (0.36)       (0.49)      (0.47)     (0.40)
 Net realized
  gains..........     (0.03)        (0.03)         (0.03)        (0.04)     (0.04)       (0.04)      (0.03)     (0.03)
                    -------        ------       --------       -------     ------     --------     -------     ------
 Total
  Distributions..     (0.29)        (0.25)         (0.31)        (0.50)     (0.40)       (0.53)      (0.50)     (0.43)
                    -------        ------       --------       -------     ------     --------     -------     ------
NET ASSET VALUE,
 END OF PERIOD...   $ 11.09        $11.10       $  11.09       $ 10.89     $10.90     $  10.89     $ 10.76     $10.76
                    =======        ======       ========       =======     ======     ========     =======     ======
Total Return
 (excludes sales
 and redemption
 charges)........      4.58%(c)      4.15%(c)       4.73%(c)      5.89%      5.05%        6.11%       4.87%      4.13%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).   $42,004        $3,941       $207,965       $38,302     $3,503     $194,950     $36,681     $3,565
Ratio of expenses
 to average net
 assets..........      0.50%(b)      0.88%(b)       0.38%(b)      1.01%      1.76%        0.76%       1.02%      1.77%
Ratio of net
 investment
 income to
 average net
 assets..........      2.08%(b)      1.70%(b)       2.20%(b)      4.48%      3.73%        4.73%       4.32%      3.57%
Ratio of expenses
 to average net
 assets*.........      0.65%(b)      1.03%(b)       0.52%(b)      1.30%      2.05%        1.05%       1.31%      2.06%
Ratio of net
 investment
 income to
 average net
 assets*.........      1.93%(b)      1.55%(b)       2.06%(b)      4.19%      3.44%        4.44%       4.03%      3.28%
Portfolio
 turnover (h)....     18.97%        18.97%         18.97%        28.48%     28.48%       28.48%      27.66%     27.66%
               MICHIGAN MUNICIPAL BOND FUND
                   -------------------
                   YEAR ENDED JUNE 30,
                   -------------------
                          1996
                   -------------------
                      INSTITUTIONAL
                   -------------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........    $  10.76
                   -------------
Investment
 Activities
 Net investment
  income (loss)..        0.50
 Net realized and
  unrealized
  gains (losses)
  from
  investments....        0.04
                   -------------
 Total from
  Investment
  Activities.....        0.54
                   -------------
Distributions
 Net investment
  income.........       (0.50)
 Net realized
  gains..........       (0.03)
                   -------------
 Total
  Distributions..       (0.53)
                   -------------
NET ASSET VALUE,
 END OF PERIOD...    $  10.77
                   =============
Total Return
 (excludes sales
 and redemption
 charges)........        5.12%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).    $185,191
Ratio of expenses
 to average net
 assets..........        0.77%
Ratio of net
 investment
 income to
 average net
 assets..........        4.57%
Ratio of expenses
 to average net
 assets*.........        1.06%
Ratio of net
 investment
 income to
 average net
 assets*.........        4.28%
Portfolio
 turnover (h)....       27.66%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) There was only one share outstanding for the Investor C Shares at June 30, 1995.
(h) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   MICHIGAN MUNICIPAL BOND FUND, CONTINUED
                      ---------------------------------------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                      ---------------------------------------------------------------------------------------------
                                              1995                                           1994
                      ----------------------------------------------------- ---------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E)(G) INSTITUTIONAL INVESTOR A INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- ----------------- ------------- ---------- -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.53     $10.52        $10.11         $  10.53     $ 10.97       $11.09       $  10.97
                       -------     ------        ------         --------     -------       ------       --------
Investment
Activities
 Net investment
  income (loss)..         0.48       0.40         (0.02)            0.50        0.47         0.16           0.48
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.23       0.24          0.62             0.25       (0.36)       (0.57)         (0.36)
                       -------     ------        ------         --------     -------       ------       --------
 Total from
  Investment
  Activities.....         0.71       0.64          0.60             0.75        0.11        (0.41)          0.12
                       -------     ------        ------         --------     -------       ------       --------
Distributions
 Net investment
  income ........        (0.48)     (0.40)          --             (0.50)      (0.45)       (0.16)         (0.46)
 Net realized
  gains..........        (0.01)     (0.01)        (0.17)           (0.02)      (0.01)         --           (0.01)
 In excess of net
  realized gains
  ...............          --         --            --               --        (0.09)         --           (0.09)
                       -------     ------        ------         --------     -------       ------       --------
 Total
  Distributions..        (0.49)     (0.41)        (0.17)           (0.52)      (0.55)       (0.16)         (0.56)
                       -------     ------        ------         --------     -------       ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.75     $10.75        $10.54         $  10.76     $ 10.53       $10.52       $  10.53
                       =======     ======        ======         ========     =======       ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........         6.99%      6.28%         3.39%(f)         7.33%       0.92%       (3.69)%         1.02%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $37,874     $2,270           --          $176,068     $42,204       $1,302       $181,051
Ratio of expenses
 to average net
 assets..........         1.00%      1.78%         0.48%(b)         0.78%       0.85%        1.77%(b)       0.75%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.57%      3.80%        (0.32)%(b)        4.79%       4.25%        3.51%(b)       4.35%
Ratio of expenses
 to average net
 assets*.........         1.32%      2.32%         0.48%(b)         1.07%       1.29%        2.32%(b)       1.04%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         4.25%      3.25%        (0.32)%(b)        4.50%       3.81%        2.97%(b)       4.06%
Portfolio
 turnover (h)....        26.06%     26.06%        26.06%           26.06%       6.69%        6.69%          6.69%
                      MICHIGAN MUNICIPAL BOND
                          FUND, CONTINUED
                      ------------------------
                         YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.58     $  10.58
                      ---------- -------------
Investment
Activities
 Net investment
  income (loss)..         0.50         0.50
 Net realized and
  unrealized
  gains (losses)
  from
  investments....         0.47         0.47
                      ---------- -------------
 Total from
  Investment
  Activities.....         0.97         0.97
                      ---------- -------------
Distributions
 Net investment
  income ........        (0.54)       (0.54)
 Net realized
  gains..........        (0.04)       (0.04)
 In excess of net
  realized gains
  ...............          --           --
                      ---------- -------------
 Total
  Distributions..        (0.58)       (0.58)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...      $ 10.97     $  10.97
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........         9.40%        9.42%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $32,778     $165,414
Ratio of expenses
 to average net
 assets..........         0.78%        0.76%
Ratio of net
 investment
 income (loss) to
 average net
 assets..........         4.67%        4.70%
Ratio of expenses
 to average net
 assets*.........         1.12%        1.05%
Ratio of net
 investment
 income (loss) to
 average net
 assets*.........         4.33%        4.41%
Portfolio
 turnover (h)....        35.81%       35.81%

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                CONSERVATIVE ALLOCATION FUND
                                             -----------------------------------
                                             SIX MONTHS ENDED  DECEMBER 30, 1996
                                             DECEMBER 31, 1997        TO
                                                (UNAUDITED)    JUNE 30, 1997 (A)
                                             ----------------- -----------------
                                               INSTITUTIONAL     INSTITUTIONAL
                                             ----------------- -----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $ 10.36           $ 10.00
                                                  -------           -------
Investment Activities
 Net investment income (loss)..............          0.19              0.14
 Net realized and unrealized gains (losses)
  from investments.........................          0.40              0.34
                                                  -------           -------
 Total from Investment Activities..........          0.59              0.48
                                                  -------           -------
Distributions
 Net investment income.....................         (0.21)            (0.12)
 Net realized gains........................         (0.07)              --
                                                  -------           -------
 Total Distributions.......................         (0.28)            (0.12)
                                                  -------           -------
NET ASSET VALUE, END OF PERIOD.............       $ 10.67           $ 10.36
                                                  =======           =======
Total Return (excludes sales and redemption
 charges)..................................          5.66%(c)          4.87%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..........       $16,200           $10,287
Ratio of expenses to average net assets....          0.60%(b)          1.64%(b)
Ratio of net investment income (loss) to
 average net assets........................          1.84%(b)          3.12%(b)
Ratio of expenses to average net assets*...          0.75%(b)          1.94%(b)
Ratio of net investment income (loss) to
 average net assets*.......................          1.69%(b)          2.82%(b)
Portfolio turnover.........................         78.36%            62.11%
Average commission rate paid (d)...........       $0.0800           $0.0795

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

                 [This page has been left blank intentionally.]

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                         BALANCED ALLOCATION FUND
                          -------------------------------------------------------
                                             SIX MONTHS ENDED
                                             DECEMBER 31 1997
                                               (UNAUDITED)
                          -------------------------------------------------------
                          INVESTOR A    INVESTOR B    INVESTOR C    INSTITUTIONAL
                          ----------    ----------    ----------    -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $ 13.00       $ 13.00       $ 12.92        $  12.99
                           -------       -------       -------        --------
Investment Activities:
 Net investment income
  (loss).................     0.16          0.11          0.11            0.18
 Net realized and
  unrealized gains
  (losses) from
  investments and foreign
  currencies.............     0.44          0.44          0.43            0.43
                           -------       -------       -------        --------
 Total from Investment
  Activities.............     0.60          0.55          0.54            0.61
                           -------       -------       -------        --------
Distributions:
 Net investment income...    (0.19)        (0.14)        (0.14)          (0.21)
 Net realized gains......    (0.36)        (0.36)        (0.36)          (0.36)
                           -------       -------       -------        --------
 Total Distributions.....    (0.55)        (0.50)        (0.50)          (0.57)
                           -------       -------       -------        --------
NET ASSET VALUE, END OF
 PERIOD..................  $ 13.05       $ 13.05       $ 12.96        $  13.03
                           =======       =======       =======        ========
Total Return (excludes
 sales and redemption
 charges)................     4.62%(c)      4.12%(c)      4.15%(c)        4.68%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)............  $19,077       $ 7,249       $   986        $257,362
Ratio of expenses to
 average net assets......     0.67%(b)      1.05%(b)      1.05%(b)        0.55%(b)
Ratio of net investment
 income to average net
 assets..................     1.15%(b)      0.77%(b)      0.77%(b)        1.27%(b)
Ratio of expenses to
 average net assets*.....     0.80%(b)      1.18%(b)      1.18%(b)        0.68%(b)
Ratio of net investment
 income to average net
 assets*.................     1.02%(b)      0.64%(b)      0.64%(b)        1.14%(b)
Portfolio turnover (g)...    86.02%        86.02%        86.02%          86.02%
Average commission rate
 paid (h)................  $0.1006       $0.1006       $0.1006        $ 0.1006

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                      BALANCED ALLOCATION FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 13.37    $ 13.36    $ 13.28     $  13.37     $ 12.19    $ 12.18    $ 12.12     $  12.19
                          -------    -------    -------     --------     -------    -------    -------     --------
Investment Activities:
 Net investment income
  (loss)................     0.32       0.21       0.21         0.35        0.32       0.23       0.24         0.36
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currencies....     1.12       1.13       1.14         1.12        1.74       1.74       1.71         1.74
                          -------    -------    -------     --------     -------    -------    -------     --------
 Total from Investment
  Activities............     1.44       1.34       1.35         1.47        2.06       1.97       1.95         2.10
                          -------    -------    -------     --------     -------    -------    -------     --------
Distributions:
 Net investment income..    (0.33)     (0.22)     (0.23)       (0.37)      (0.31)     (0.22)     (0.22)       (0.35)
 Net realized gains.....    (1.48)     (1.48)     (1.48)       (1.48)      (0.57)     (0.57)     (0.57)       (0.57)
                          -------    -------    -------     --------     -------    -------    -------     --------
 Total Distributions....    (1.81)     (1.70)     (1.71)       (1.85)      (0.88)     (0.79)     (0.79)       (0.92)
                          -------    -------    -------     --------     -------    -------    -------     --------
NET ASSET VALUE, END OF
 PERIOD.................  $ 13.00    $ 13.00    $ 12.92     $  12.99     $ 13.37    $ 13.36    $ 13.28     $  13.37
                          =======    =======    =======     ========     =======    =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)...............    11.61%     10.82%     10.90%       11.86%      17.51%     16.71%     16.61%       17.81%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $18,826    $ 6,299    $   795     $245,347     $17,097    $ 4,278    $   362     $113,493
Ratio of expenses to
 average net assets.....     1.36%      2.11%      2.11%        1.10%       1.41%      2.16%      2.16%        1.16%
Ratio of net investment
 income to average net
 assets.................     2.47%      1.73%      1.75%        2.77%       2.37%      1.64%      1.65%        2.62%
Ratio of expenses to
 average net assets*....     1.61%      2.36%      2.36%        1.36%       1.66%      2.45%      2.41%        1.41%
Ratio of net investment
 income to average net
 assets*................     2.22%      1.48%      1.50%        2.51%       2.12%      1.35%      1.40%        2.37%
Portfolio turnover (g)..   425.05%    425.05%    425.05%      425.05%     437.90%    437.90%    437.90%      437.90%
Average commission rate
 paid (h)...............  $0.0518    $0.0518    $0.0518     $ 0.0518     $0.0848    $0.0848    $0.0848     $ 0.0848

See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                  BALANCED ALLOCATION FUND, CONTINUED
                      -------------------------------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                      -------------------------------------------------------------------------------------------
                                             1995                                         1994
                      -------------------------------------------------- ----------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL INVESTOR A  INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- -------------- ------------- ----------  -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 10.67     $10.67       $11.13        $ 10.67     $ 11.09        $11.71        $ 11.08
                       -------     ------       ------        -------     -------        ------        -------
Investment
Activities
 Net investment
  income (loss)..         0.28       0.20         0.09           0.31        0.26          0.10           0.27
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign
  currencies.....         1.69       1.67         1.16           1.68       (0.43)        (1.05)         (0.41)
                       -------     ------       ------        -------     -------        ------        -------
 Total from
  Investment
  Activities.....         1.97       1.87         1.25           1.99       (0.17)        (0.95)         (0.14)
                       -------     ------       ------        -------     -------        ------        -------
Distributions
 Net investment
  income.........        (0.29)     (0.20)       (0.10)         (0.31)      (0.25)        (0.09)         (0.27)
 Net realized
  gains..........        (0.01)     (0.06)         --           (0.03)        --            --             --
 In excess of net
  realized gains.        (0.15)     (0.10)       (0.16)         (0.13)        --            --             --
                       -------     ------       ------        -------     -------        ------        -------
 Total
  Distributions..        (0.45)     (0.36)       (0.26)         (0.47)      (0.25)        (0.09)         (0.27)
                       -------     ------       ------        -------     -------        ------        -------
NET ASSET VALUE,
 END OF PERIOD...      $ 12.19     $12.18       $12.12        $ 12.19     $ 10.67        $10.67        $ 10.67
                       =======     ======       ======        =======     =======        ======        =======
Total Return
 (excludes sales
 and redemption
 charges)........        18.96%     17.96%       17.53%(f)      19.22%      (1.63)%       (8.16)%        (1.44)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $12,849     $1,291       $  114        $89,294     $11,901        $  744        $71,427
Ratio of expenses
 to average net
 assets..........         1.47%      2.25%        2.16%(b)       1.25%       1.18%         2.05%(b)       1.09%
Ratio of net
 investment
 income to
 average net
 assets..........         2.54%      1.74%        1.65%(b)       2.75%       2.38%         1.94%(b)       2.49%
Ratio of expenses
 to average net
 assets*.........         1.78%      2.77%        2.68%(b)       1.52%       1.63%         2.61%(b)       1.39%
Ratio of net
 investment
 income to
 average net
 assets*.........         2.23%      1.22%        1.13%(b)       2.47%       1.93%         1.38%(b)       2.18%
Portfolio
 turnover (g)....       250.66%    250.66%      250.66%        250.66%     192.39%       192.39%        192.39%
                      BALANCED ALLOCATION FUND,
                             CONTINUED
                      ------------------------
                         YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........       $ 9.68      $  9.68
                      ---------- -------------
Investment
Activities
 Net investment
  income (loss)..         0.28         0.28
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign
  currencies.....         1.42         1.41
                      ---------- -------------
 Total from
  Investment
  Activities.....         1.70         1.69
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.29)       (0.29)
 Net realized
  gains..........          --           --
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.29)       (0.29)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...       $11.09      $ 11.08
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        17.74%       17.66%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).       $6,115      $42,318
Ratio of expenses
 to average net
 assets..........         1.18%        1.15%
Ratio of net
 investment
 income to
 average net
 assets..........         2.66%        2.70%
Ratio of expenses
 to average net
 assets*.........         1.53%        1.46%
Ratio of net
 investment
 income to
 average net
 assets*.........         2.31%        2.40%
Portfolio
 turnover (g)....       177.99%      177.99%

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

172
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                                                                             173
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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                 AGGRESSIVE ALLOCATION FUND
                                             -----------------------------------
                                             SIX MONTHS ENDED  DECEMBER 30, 1996
                                             DECEMBER 31, 1997        TO
                                                (UNAUDITED)    JUNE 30, 1997 (A)
                                             ----------------- -----------------
                                                        INSTITUTIONAL
                                             -----------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $ 10.57           $ 10.00
                                                  -------           -------
Investment Activities
 Net investment income (loss)..............          0.06              0.07
 Net realized and unrealized gains (losses)
  from investments and foreign currencies..          0.32              0.56
                                                  -------           -------
 Total from Investment Activities..........          0.38              0.63
                                                  -------           -------
Distributions
 Net investment income.....................         (0.07)            (0.06)
                                                  -------           -------
 Total Distributions.......................         (0.07)            (0.06)
                                                  -------           -------
NET ASSET VALUE, END OF PERIOD.............       $ 10.88           $ 10.57
                                                  =======           =======
Total Return (excludes sales and redemption
 charges)..................................          3.73%(c)          6.38%
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)..........       $39,943           $39,043
Ratio of expenses to average net assets....          0.64%(b)          1.32%(b)
Ratio of net investment income (loss) to
 average net assets........................          0.51%(b)          1.61%(b)
Ratio of expenses to average net assets*...          0.72%(b)          1.47%(b)
Ratio of net investment income (loss) to
 average net assets*.......................          0.43%(b)          1.46%(b)
Portfolio turnover.........................         42.55%            44.68%
Average commission rate paid (d)...........       $0.0987           $0.0280

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

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                                                                             175

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                          EQUITY INCOME FUND
                         -------------------------------------------------------
                                           SIX MONTHS ENDED
                                           DECEMBER 31, 1997
                                              (UNAUDITED)
                         -------------------------------------------------------
                         INVESTOR A    INVESTOR B    INVESTOR C    INSTITUTIONAL
                         ----------    ----------    ----------    -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  19.20      $ 19.14       $ 19.23        $  19.13
                          --------      -------       -------        --------
Investment Activities
 Net investment income
  (loss)................      0.15         0.07          0.07            0.18
 Net realized and
  unrealized gains
  (losses) from
  investments...........      1.43         1.43          1.43            1.42
                          --------      -------       -------        --------
 Total from Investment
  Activities............      1.58         1.50          1.50            1.60
                          --------      -------       -------        --------
Distributions
 Net investment income..     (0.14)       (0.07)        (0.06)          (0.17)
 Net realized gains.....     (3.18)       (3.18)        (3.18)          (3.18)
                          --------      -------       -------        --------
 Total Distributions....     (3.32)       (3.25)        (3.24)          (3.35)
                          --------      -------       -------        --------
NET ASSET VALUE, END OF
 PERIOD.................  $  17.46      $ 17.39       $ 17.49        $  17.38
                          ========      =======       =======        ========
Total Return (excludes
 sales and redemption
 charges)...............      8.43%(c)     8.02%(c)      8.01%(c)        8.56%(c)
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $103,293      $24,956       $   852        $274,028
Ratio of expenses to
 average net assets.....      0.80%(b)     1.18%(b)      1.18%(b)        0.68%(b)
Ratio of net investment
 income to average net
 assets.................      0.74%(b)     0.36%(b)      0.35%(b)        0.86%(b)
Ratio of expenses to
 average net assets*....      0.80%(b)     1.18%(b)      1.18%(b)        0.68%(b)
Ratio of net investment
 income to average net
 assets*................      0.74%(b)     0.36%(b)      0.35%(b)        0.86%(b)
Portfolio turnover (g)..     17.81%       17.81%        17.81%          17.81%
Average commission rate
 paid (h)...............  $ 0.0535      $0.0535       $0.0535        $ 0.0535

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                         EQUITY INCOME FUND, CONTINUED
                         ---------------------------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,
                         ---------------------------------------------------------------------------------------------
                                              1997                                           1996
                         ---------------------------------------------- ----------------------------------------------
                         INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL INVESTOR A INVESTOR B INVESTOR C INSTITUTIONAL
                         ---------- ---------- ---------- ------------- ---------- ---------- ---------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 17.31    $ 17.27    $ 17.36     $  17.30     $ 14.49    $ 14.47    $ 14.54     $  14.49
                          -------    -------    -------     --------     -------    -------    -------     --------
Investment Activities
 Net investment income..     0.29       0.16       0.15         0.34        0.30       0.19       0.19         0.34
 Net realized and
  unrealized gains from
  investments...........     3.57       3.57       3.58         3.51        3.27       3.25       3.27         3.26
                          -------    -------    -------     --------     -------    -------    -------     --------
 Total from Investment
  Activities............     3.86       3.73       3.73         3.85        3.57       3.44       3.46         3.60
                          -------    -------    -------     --------     -------    -------    -------     --------
Distributions
 Net investment income..    (0.28)     (0.17)     (0.17)       (0.33)      (0.30)     (0.19)     (0.19)       (0.34)
 Net realized gains.....    (1.69)     (1.69)     (1.69)       (1.69)      (0.45)     (0.45)     (0.45)       (0.45)
                          -------    -------    -------     --------     -------    -------    -------     --------
 Total Distributions....    (1.97)     (1.86)     (1.86)       (2.02)      (0.75)     (0.64)     (0.64)       (0.79)
                          -------    -------    -------     --------     -------    -------    -------     --------
NET ASSET VALUE,
 END OF PERIOD..........  $ 19.20    $ 19.14    $ 19.23     $  19.13     $ 17.31    $ 17.27    $ 17.36     $  17.30
                          =======    =======    =======     ========     =======    =======    =======     ========
Total Return (excludes
 sales and redemption
 charges)...............    23.81%     22.96%     22.86%       23.80%      25.05%     24.11%     24.17%       25.30%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........  $99,423    $21,038    $   778     $315,878     $82,396    $12,590    $   164     $337,318
Ratio of expenses to
 average net assets.....     1.58%      2.33%      2.33%        1.33%       1.57%      2.32%      2.32%        1.32%
Ratio of net investment
 income to average net
 assets.................     1.62%      0.88%      0.88%        1.89%       1.86%      1.11%      1.11%        2.11%
Ratio of expenses to
 average net assets*....     1.58%      2.33%      2.33%        1.33%       1.57%      2.32%      2.32%        1.32%
Ratio of net investment
 income to average net
 assets*................     1.62%      0.88%      0.88%        1.89%       1.86%      1.11%      1.11%        2.11%
Portfolio turnover (g)..    20.14%     20.14%     20.14%       20.14%      40.75%     40.75%     40.75%       40.75%
Average commission rate
 paid (h)...............  $0.0800    $0.0800    $0.0800     $ 0.0800     $0.0800    $0.0800    $0.0800     $ 0.0800

See notes to financial statements.

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--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                     EQUITY INCOME FUND, CONTINUED
                      -------------------------------------------------------------------------------------------
                                                           YEAR ENDED JUNE 30,
                      -------------------------------------------------------------------------------------------
                                             1995                                         1994
                      -------------------------------------------------- ----------------------------------------
                      INVESTOR A INVESTOR B INVESTOR C (E) INSTITUTIONAL INVESTOR A  INVESTOR B (D) INSTITUTIONAL
                      ---------- ---------- -------------- ------------- ----------  -------------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 13.50     $13.49       $13.38       $  13.50     $ 14.69        $14.92       $  14.69
                       -------     ------       ------       --------     -------        ------       --------
Investment
Activities
 Net investment
  income (loss)..         0.36       0.26         0.11           0.39        0.37          0.13           0.39
 Net realized and
  unrealized gains
  (losses) from
  investments....         1.00       0.99         1.17           1.00       (0.56)        (1.43)         (0.56)
                       -------     ------       ------       --------     -------        ------       --------
 Total from
  Investment
  Activities.....         1.36       1.25         1.28           1.39       (0.19)        (1.30)         (0.17)
                       -------     ------       ------       --------     -------        ------       --------
Distributions
 Net investment
  income.........        (0.36)     (0.26)       (0.11)         (0.39)      (0.37)        (0.13)         (0.39)
 In excess of net
  investment
  income.........        (0.01)     (0.01)       (0.01)         (0.01)        --            --             --
 Net realized
  gains..........          --         --           --             --        (0.24)          --           (0.24)
 In excess of net
  realized gains.          --         --           --             --        (0.39)          --           (0.39)
                       -------     ------       ------       --------     -------        ------       --------
 Total
  Distributions..        (0.37)     (0.27)       (0.12)         (0.40)      (1.00)        (0.13)         (1.02)
                       -------     ------       ------       --------     -------        ------       --------
NET ASSET VALUE,
 END OF PERIOD...      $ 14.49     $14.47       $14.54       $  14.49     $ 13.50        $13.49       $  13.50
                       =======     ======       ======       ========     =======        ======       ========
Total Return
 (excludes sales
 and redemption
 charges)........        10.32%      9.41%        9.71%(f)      10.55%      (1.63)%       (8.76)%        (1.53)%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $71,063     $7,131       $   25       $346,164     $76,108        $3,836       $355,538
Ratio of expenses
 to average net
 assets..........         1.54%      2.32%        2.30%(b)       1.32%       1.40%         2.33%(b)       1.30%
Ratio of net
 investment
 income to
 average net
 assets..........         2.65%      1.86%        1.88%(b)       2.86%       2.56%         1.87%(b)       2.64%
Ratio of expenses
 to average net
 assets*.........         1.57%      2.57%        2.55%(b)       1.32%       1.55%         2.59%(b)       1.30%
Ratio of net
 investment
 income to
 average net
 assets*.........         2.61%      1.61%        1.62%(b)       2.86%       2.41%         1.61%(b)       2.64%
Portfolio
 turnover (g)....        77.70%     77.70%       77.70%         77.70%      69.35%        69.35%         69.35%
                         EQUITY INCOME FUND,
                             CONTINUED
                      ------------------------
                         YEAR ENDED JUNE 30,
                      ------------------------
                              1993 (A)
                      ------------------------
                      INVESTOR A INSTITUTIONAL
                      ---------- -------------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD..........      $ 13.14     $  13.14
                      ---------- -------------
Investment
Activities
 Net investment
  income (loss)..         0.45         0.45
 Net realized and
  unrealized gains
  (losses) from
  investments....         1.69         1.69
                      ---------- -------------
 Total from
  Investment
  Activities.....         2.14         2.14
                      ---------- -------------
Distributions
 Net investment
  income.........        (0.45)       (0.45)
 In excess of net
  investment
  income.........          --           --
 Net realized
  gains..........        (0.14)       (0.14)
 In excess of net
  realized gains.          --           --
                      ---------- -------------
 Total
  Distributions..        (0.59)       (0.59)
                      ---------- -------------
NET ASSET VALUE,
 END OF PERIOD...      $ 14.69     $  14.69
                      ========== =============
Total Return
 (excludes sales
 and redemption
 charges)........        16.71%       16.73%
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end
 of period (000).      $50,000     $384,240
Ratio of expenses
 to average net
 assets..........         1.29%        1.26%
Ratio of net
 investment
 income to
 average net
 assets..........         3.24%        3.28%
Ratio of expenses
 to average net
 assets*.........         1.36%        1.28%
Ratio of net
 investment
 income to
 average net
 assets*.........         3.17%        3.25%
Portfolio
 turnover (g)....        67.26%       67.26%

-------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on a basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.
(b) Annualized.
(c) Not annualized.
(d) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(e) Period from November 16, 1994 (commencement of offering of Investor C Shares) to June 30, 1995.
(f) Represents total return for the Institutional shares for the period from July 1, 1994 to November 15, 1994 plus the total return for the Investor C Shares for the period from November 16, 1994 to June 30, 1995.
(g) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Group of Funds

                                                   EMERGING MARKETS FUND
                         -------------------------------------------------------------------------
                                         DECEMBER 29, 1997 TO DECEMBER 31, 1997 (A)
                                                       (UNAUDITED)
                         -------------------------------------------------------------------------
                         INVESTOR A    INVESTOR B    INVESTOR C    INSTITUTIONAL   INSTITUTIONAL Z
                         ----------    ----------    ----------    -------------   ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $10.00        $10.00        $10.00         $10.00           $10.00
                           ------        ------        ------         ------           ------
Investment Activities
 Net investment income
  (loss)................      --            --            --             --               --
 Net realized and
  unrealized gains
  (losses) from
  investments...........      --            --            --             --               --
                           ------        ------        ------         ------           ------
 Total from Investment
  Activities............      --            --            --             --               --
                           ------        ------        ------         ------           ------
Distributions
 Net investment income..      --            --            --             --               --
 Net realized gains.....      --            --            --             --               --
                           ------        ------        ------         ------           ------
 Total Distributions....      --            --            --             --               --
                           ------        ------        ------         ------           ------
NET ASSET VALUE, END OF
 PERIOD.................   $10.00        $10.00        $10.00         $10.00           $10.00
                           ======        ======        ======         ======           ======
Total Return (excludes
 sales and redemption
 charges)...............      --            --            --             --               --
RATIOS/SUPPLEMENTARY
 DATA:
Net Assets at end of
 period (000)...........   $    2        $    2        $    2         $    2           $    2
Ratio of expenses to
 average net assets.....     0.02 %(b)     0.02 %(b)     0.02 %(b)      0.01 %(b)        0.01 %(b)
Ratio of net investment
 income (loss) to
 average net assets.....    (0.02)%(b)    (0.02)%(b)    (0.02)%(b)     (0.01)%(b)       (0.01)%(b)
Ratio of expenses to
 average net assets*....     0.02 %(b)     0.02 %(b)     0.02 %(b)      0.01 %(b)        0.01 %(b)
Ratio of net investment
 income (loss) to
 average net assets*....    (0.02)%(b)    (0.02)%(b)    (0.02)%(b)     (0.01)%(b)       (0.01)%(b)

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Due to the short period in operation, per share data was insignificant.
(b) Annualized.

See notes to financial statements.

                 [LOGO OF PARKSTONE MUTUAL FUNDS APPEARS HERE]

                                              ---------------------------------
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The Parkstone Mutual Funds

Growth Funds

Parkstone Small Capitalization Fund
Parkstone Mid Capitalization Fund
Parkstone Large Capitalization Fund
Parkstone International Discovery Fund

Growth and Income Funds

Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund
Parkstone Equity Income Fund

Income Funds

Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund

Tax-Free Income Funds

Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

Money Market Funds

Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Tax-Free Fund
Parkstone Treasury Fund